As filed with the Securities and Exchange Commission on December 31, 2009



                                        SECURITIES ACT FILE NO.  _______________
                               INVESTMENT COMPANY ACT FILE NO. 811-22377


                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                           --------------------------

                                    FORM N-2
                        (CHECK APPROPRIATE BOX OR BOXES)
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933      X
                        [ ] PRE-EFFECTIVE AMENDMENT NO._
                        [ ] POST-EFFECTIVE AMENDMENT NO._

                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940
                               AMENDMENT NO. __                          X
                           __________________________

                   ROBECO-SAGE MULTI-STRATEGY TEI FUND, L.L.C.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)
                           --------------------------

                       ROBECO INVESTMENT MANAGEMENT, INC.
                                909 THIRD AVENUE
                                   32ND FLOOR
                            NEW YORK, NEW YORK 10022
                           --------------------------

                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 908-9660

                               TIMOTHY J. STEWART
                       ROBECO INVESTMENT MANAGEMENT, INC.
                                909 THIRD AVENUE
                                   32ND FLOOR
                            NEW YORK, NEW YORK 10022
                                 (212) 908-9660
                           --------------------------

                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                   COPIES TO:
                             GEORGE M. SILFEN, ESQ.
                            SCHULTE ROTH & ZABEL, LLP
                                919 THIRD AVENUE
                            NEW YORK, NEW YORK 10022

                  APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
               AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF
                           THIS REGISTRATION STATEMENT

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box [X]

It is proposed that this filing will become effective:
[X] when declared effective pursuant to Section 8(c)

If appropriate, check the following box:
[ ] This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].

[ ] This form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement for the same offering is .

        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

                                                 PROPOSED
                                                  MAXIMUM          AMOUNT OF
  TITLE OF SECURITIES         AMOUNT BEING       AGGREGATE       REGISTRATION
    BEING REGISTERED           REGISTERED     OFFERING AMOUNT        FEE

Units of Limited Liability
   Company Interests         $200,000,000      $200,000,000       $14,260.00

     The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

PRELIMINARY PROSPECTUS
SUBJECT TO COMPLETION

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER AND SALE IS NOT PERMITTED.

                             DATED [______________]
                   ROBECO-SAGE MULTI-STRATEGY TEI FUND, L.L.C.
                                 ---------------
                  UNITS OF LIMITED LIABILITY COMPANY INTERESTS
                                 ----------

     Robeco-Sage Multi-Strategy TEI Fund, L.L.C. (the "Fund") is a newly formed Delaware limited liability company that is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, closed-end, management investment company. The Fund's investment objective is to seek long-term capital appreciation while attempting to reduce risk and volatility. In pursuing its investment objective, the Fund invests substantially all of its assets in Robeco-Sage Multi-Strategy TEI Master Fund, L.L.C. (formerly known as Robeco-Sage Triton Master Fund, L.L.C.), which, in turn, invests its assets primarily in hedge funds organized outside of the U.S. ("foreign hedge funds") and other similar investment vehicles that are managed by a select group of portfolio managers that invest in a variety of financial markets and utilize a broad range of alternative investment strategies.

     THE UNITS OF LIMITED LIABILITY COMPANY INTERESTS IN THE FUND ("UNITS") ARE NOT DEPOSITS IN, OBLIGATIONS OF, OR GUARANTEED BY ROBECO INVESTMENT MANAGEMENT, INC. OR ROBECO GROEP, N.V. OR ANY OF THEIR AFFILIATES OR BY ANY BANK AND ARE NOT GOVERNMENT GUARANTEED OR INSURED. THE INVESTMENT PROGRAM OF THE FUND IS SPECULATIVE AND INVOLVES SUBSTANTIAL RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED. SEE "INVESTMENT PRACTICES AND RELATED RISK FACTORS."

                                 TOTAL OFFERING
          Amount(1)                                       $200,000,000
          Sales Load(2)                                     $4,000,000
          Proceeds to the Fund(3)                         $200,000,000
---------------
1 Generally, the minimum initial investment in Units by an investor is $50,000 and subsequent investments must be at least $25,000. These minimums may be reduced for certain investors.
2 Assumes a maximum sales load of 2%. The specific amount of the sales load paid with respect to an investor is generally dependent on the size of the investment in the Fund, but will not exceed 2% of an investor's investment amount. Subject to that limit, however, the applicable schedule of sales loads may vary among Selling Agents. See "Purchases of Units -- Distribution and Member Services" for a further discussion of the sales load, as well as a discussion of compensation that may be received by Robeco Securities and Selling Agents in connection with this offering.
3 These estimated proceeds assume the sale of all Units registered under this offering.

     Robeco Securities, L.L.C. ("Robeco Securities"), a subsidiary of Robeco Investment Management, Inc., the Fund's investment adviser, serves as the distributor of the Units and serves in that capacity on a reasonable best efforts basis, subject to various conditions. There is no termination date for the offering of Units, as the Fund expects to conduct a continuous offering. Monies received from prospective investors in advance of dates when Units may be purchased are held in a non-interest bearing escrow account pending the deposit of such monies with the Fund. (SEE "Purchase of Units - Purchase Terms" and "Custodian and Escrow Agent.") The principal business address of Robeco Securities is 909 Third Avenue, New York, New York 10022. Robeco Securities may retain broker-dealers (collectively with Robeco Securities, the "Selling Agents") to assist in the distribution of Units. The sales load payable to a Selling Agent is charged as a percentage of an investor's investment amount. The sales load will neither constitute an investment made by the investor in the Fund nor form part of the assets of the Fund. The Fund pays Robeco Securities an ongoing quarterly distribution fee (the "Distribution Fee") at an annualized rate of 0.85% of the average net assets of the Fund during the calendar quarter, as compensation for the sale and marketing of Units, Robeco Securities also provides or arranges for the provision of certain investor and account maintenance services pursuant to a Member Services Agreement with the Fund for which the Fund pays a quarterly fee at an annualized rate of 0.15% of the average net assets of the Fund during the calendar quarter. SEE "Purchases of Units--Distribution and Member Services." Units will be sold only to tax-exempt U.S. investors and non-U.S. persons which qualify as "Eligible Investors," as described in this Prospectus.

     Neither the Securities and Exchange Commission (the "SEC") nor any other U.S. federal or state governmental agency or regulatory authority has approved or disapproved the merits of an investment in these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

     Notwithstanding anything to the contrary herein, each investor (and each employee, representative, or other agent of such investor) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of: (i) the Fund and (ii) any of its transactions, and all materials of any kind (including opinions or other tax analyses) that are provided to the investor relating to such tax treatment and tax structure.

     This Prospectus sets forth concisely information about the Fund that a prospective investor should know before investing. It includes information required to be included in a prospectus and statement of additional information. Please read it before you invest and keep it for future reference. A statement of additional information, dated [____________, 2010] (the "SAI"), containing additional information about the Fund, has been filed with the SEC. The table of contents of the SAI is on page [__] of this Prospectus. While the Fund does not maintain a website, you may request a free copy of this Prospectus, the SAI, annual and semi-annual reports to shareholders, when available, and other information about the Fund, and make inquiries by calling (866) 773-7145 or by writing to the Fund. Additional information about the Fund has been filed with the SEC and is available on the SEC's website at www.sec.gov.

                       ROBECO INVESTMENT MANAGEMENT, INC.
                           __________________________
                                909 THIRD AVENUE
                                   32ND FLOOR
                            NEW YORK, NEW YORK 10022
                                 (212) 908-9660
                            ROBECO SECURITIES, L.L.C.

                                TO ALL INVESTORS

     This Prospectus will not constitute an offer to sell or the solicitation of an offer to buy, and no sale of Units will be made, in any jurisdiction in which the offer, solicitation or sale is not authorized or to any person to whom it is unlawful to make the offer, solicitation or sale. No person has been authorized to make any representations concerning the Fund that are inconsistent with those contained in this Prospectus. Prospective investors should not rely on any information not contained in this Prospectus. Prospective investors should not construe the contents of this Prospectus as legal, tax or financial advice. Each prospective investor should consult his, her or its own professional advisors as to the legal, tax, financial or other matters relevant to the suitability of an investment in the Fund for the investor. This Prospectus is qualified in its entirety by reference to the Limited Liability Company Agreement of the Fund, dated [_____________] (the "Company Agreement"), which appears in Appendix A of this Prospectus. Prospective investors should read this Prospectus and the Company Agreement carefully before investing and retain them for future reference. Units are subject to restrictions on transferability and resale.

                                 PRIVACY NOTICE

     Your privacy is very important to us. This Privacy Notice sets forth our policies with respect to nonpublic personal information of investors, prospective investors and former investors in the Fund and may be changed at any time, provided that a notice of such change is given to you.

     You provide us with personal information, such as your address, social security number, assets and/or income information: (i) in investor certifications and related documents; (ii) in correspondence and conversations with the Fund's representatives; and (iii) through transactions in the Fund.

     We do not disclose any of this personal information about our investors, prospective investors or former investors to anyone, other than to our affiliates, and, except as permitted by law, such as to our attorneys, auditors, brokers and regulators and, in such case, only as necessary to facilitate the acceptance and management of your investment. Thus, it may be necessary, under anti-money laundering and similar laws, to disclose information about investors in order to accept investor certifications and payments for Units. We will also release information about you if you direct us to do so, if compelled to do so by law, or in connection with any government or self-regulatory organization request or investigation.

     We seek to carefully safeguard your private information and, to that end, restrict access to nonpublic personal information about you to those employees and other persons who need to know the information to enable the Fund to provide services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

                                TABLE OF CONTENTS

                                                                            Page

Offering Summary...............................................................1
Summary of Fund Expenses......................................................16
Financial Highlights of the Master Fund.......................................17
The Fund......................................................................18
Use of Proceeds; Cash Equivalents.............................................18
Structure.....................................................................19
Investment Program............................................................19
Investment Practices and Related Risk Factors.................................24
Additional Risk Factors.......................................................32
Performance History...........................................................36
Investment Policies and Restrictions..........................................36
Management of the Fund........................................................37
The Adviser...................................................................40
The Advisory Agreements.......................................................43
Voting........................................................................43
Proxy Voting..................................................................44
Brokerage.....................................................................44
Administrator.................................................................45
Custodian and Escrow Agent....................................................45
Fees and Expenses.............................................................45
Capital Accounts and Allocations..............................................46
Conflicts of Interest.........................................................49
Code of Ethics................................................................51
Purchases of Units............................................................52
Redemptions, Repurchases of Units and Transfers...............................54
Tax Aspects...................................................................57
ERISA Considerations..........................................................63
Additional Information and Summary of Limited Liability Company Agreement.....64
Reports to Members............................................................65
Term, Dissolution and Liquidation.............................................65
Fiscal Year...................................................................66
Independent Registered Public Accounting Firm.................................66
Legal Counsel.................................................................66
Inquiries.....................................................................66
Table of Contents of SAI......................................................67
Appendix A - Company Agreement...............................................A-i
Appendix B - Form of Investor Certification..................................B-i
Appendix C - Adviser Performance Information ................................C-i

                                OFFERING SUMMARY

     IN MAKING AN INVESTMENT DECISION, AN INVESTOR MUST RELY UPON HIS, HER OR ITS OWN EXAMINATION OF ROBECO-SAGE MULTI-STRATEGY TEI FUND, L.L.C. AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED IN ACQUIRING UNITS OF LIMITED LIABILITY COMPANY INTERESTS IN ROBECO-SAGE MULTI-STRATEGY TEI FUND, L.L.C. THIS IS ONLY A SUMMARY OF INFORMATION TO CONSIDER BEFORE INVESTING AND IS QUALIFIED IN ITS ENTIRETY BY THE MORE DETAILED INFORMATION THAT FOLLOWS ELSEWHERE IN THIS PROSPECTUS. AN INVESTOR SHOULD REVIEW THE ENTIRE PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION, AVAILABLE UPON REQUEST, BEFORE
MAKING A DECISION TO PURCHASE UNITS OF LIMITED LIABILITY COMPANY INTERESTS IN ROBECO-SAGE MULTI-STRATEGY TEI FUND, L.L.C.

THE FUND Robeco-Sage Multi-Strategy TEI Fund, L.L.C. (the "Fund") is a newly formed Delaware limited liability company that is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, closed-end, management investment company.

                                      Investors  who  purchase  units of limited
                                      liability  company  interests  in the Fund
                                      ("Units")  in  the  offering,   and  other
                                      persons who acquire Units and are admitted to the Fund by its board of managers (the "Board of Managers" and each member of the Board of Managers, a "Manager"), or its delegatee, will become members of the Fund ("Members").

                                      The  Fund   employs   a  "fund  of  funds"
                                      investment  program that enables  eligible
                                      investors,   through  one  investment,  to
                                      participate in the investment  programs of
                                      a  professionally  selected group of asset
                                      managers.  The Fund  provides the benefits
                                      of   professional   selection   of   asset
                                      managers,  professional  asset  allocation
                                      and the  opportunity  to invest with asset
                                      managers  whose services may not generally
                                      be  available  to  the  investing  public,
                                      whose  investment funds may be closed from
                                      time  to  time  to  new  investors  or who
                                      otherwise may place stringent restrictions
                                      on the number  and type of  persons  whose
                                      money  they  will  manage.   The  Fund  is
                                      similar to a hedge  fund in that,  through
                                      its  investment  in the  Master  Fund  (as
                                      defined  below),  its assets are  actively
                                      managed and the Units are sold to high net
                                      worth    individuals   and   institutional
                                      investors, and are subject to substantial restrictions on transfer. Unlike a hedge fund (but like other registered investment companies), the Fund has registered under the 1940 Act to be able to offer its Units without limiting the number of investors that can participate in its investment program, and the Fund has also registered its Units under the Securities Act of 1933, as amended (the "1933 Act").

INVESTMENT OBJECTIVE AND              The  Fund's  investment  objective  is  to
INVESTMENT PROGRAM                    achieve  long-term  capital   appreciation
                                      while   attempting   to  reduce  risk  and
                                      volatility.  In  pursuing  its  investment
                                      objective, the Fund  invests substantially
                                      all   of   its   assets   in   Robeco-Sage
                                      Multi-Strategy  TEI  Master  Fund,  L.L.C.
                                      (formerly  known  as  Robeco-Sage   Triton
                                      Master Fund,  L.L.C.) (the "Master Fund"),
                                      a  Delaware  limited  liability   company,
                                      which,  like the Fund, is registered under
                                      the 1940 Act.  The Master  Fund,  in turn,
                                      invests  its assets  primarily  in foreign
                                      hedge funds,  joint  ventures,  investment
                                      companies,  and other  similar  investment
                                      vehicles   ("Portfolio  Funds")  that  are
                                      managed  by a select  group  of  portfolio
                                      managers   ("Portfolio   Managers")   that
                                      invest in a variety of  financial  markets
                                      and utilize a broad  range of  alternative
                                      investment strategies. The Master Fund has
                                      the   same   investment    objective   and
                                      substantially the same investment policies
                                      as  those  of  the  Fund.   This  form  of
                                      investment structure is commonly known as a "master/feeder fund" arrangement.

                                      The   Adviser   (as   defined   below)  is
                                      responsible   for   selecting    Portfolio
                                      Managers  and  determining  the portion of
                                      the Master  Fund's  assets to be allocated
                                      to  each  Portfolio   Manager.   Portfolio
                                      Managers are generally chosen on the basis
                                      of some or all of the following  selection
                                      criteria   established   by  the  Adviser,
                                      including  an  analysis  of the  Portfolio
                                      Manager's  performance during various time
                                      periods and market  cycles,  the Portfolio
                                      Manager's reputation, experience, training
                                      and  investment  philosophy  and policies,
                                      whether  the  Portfolio   Manager  has  an
                                      identifiable   track  record   and/or  the
                                      degree to which the Portfolio Manager has a personal investment in the investment program. Portfolio Managers are generally compensated on terms which will usually include asset-based and performance-based fees or allocations paid by, or charged to, the relevant Portfolio Fund. (SEE "Fees and Expenses.")

                                      Portfolio  Managers  may  invest in a wide
                                      range of instruments,  including,  but not
                                      limited to, U.S. and foreign  equities and
                                      equity-related  instruments,   currencies,
                                      commodities,  futures and fixed income and
                                      other debt-related  instruments,  cash and
                                      cash  equivalents,  options and  warrants.
                                      The   Adviser   expects   that   Portfolio
                                      Managers       will      utilize      both
                                      over-the-counter   and   exchange   traded
                                      instruments      (including     derivative
                                      instruments),  trade on margin  and engage
                                      in short  sales.  In  addition,  Portfolio
                                      Managers   are    permitted   to   utilize
                                      leverage, without limit.

                                      The     Master     Fund's     multi-asset,
                                      multi-manager   structure  seeks  to  take
                                      advantage of broad  market  opportunities.
                                      The  Master  Fund will not  follow a rigid
                                      investment  policy that would  restrict it
                                      from participating in any market, strategy
                                      or investment. In fact, subject to certain
                                      limitations  described herein,  the Master
                                      Fund's  assets may be deployed in whatever
                                      markets   or    strategies    are   deemed
                                      appropriate under prevailing  economic and
                                      market  conditions  to  attempt to achieve
                                      long-term   capital   appreciation.    The
                                      Adviser  seeks to monitor  each  Portfolio
                                      Manager on a regular basis,  by reviewing,
                                      among   other   things,   information   on
                                      performance, portfolio exposures and risk characteristics. The identity and number of Portfolio Managers is likely to change over time. The Adviser may withdraw from or invest in different Portfolio Funds without prior notice to, or the consent of, the Members.

                                      As   noted   above,   Portfolio   Managers
                                      generally    conduct   their    investment
                                      programs    through    Portfolio    Funds.
                                      Portfolio Funds in which the Master Fund invests are not expected to be registered under the 1940 Act.

                                      PORTFOLIO  FUNDS AND  PORTFOLIO  ACCOUNTS.
                                      The  Master   Fund   invests   its  assets
                                      primarily in Portfolio  Funds.  The Master
                                      Fund may on  occasion  retain  one or more
                                      Portfolio  Managers  to manage  and invest
                                      designated  portions of the Master  Fund's
                                      assets   (either  as  separately   managed
                                      accounts   or   by    creating    separate
                                      investment  vehicles  in which a Portfolio
                                      Manager  will serve as general  partner of
                                      the  vehicle  and the Master  Fund will be
                                      the sole limited partner). Any arrangement
                                      in  which  the  Master   Fund   retains  a
                                      Portfolio  Manager  to  manage a  separate
                                      account or separate  investment vehicle is
                                      referred  to  as  a  "Portfolio  Account."
                                      Portfolio   Managers  for  which  such  an
                                      investment vehicle is formed and Portfolio
                                      Managers  who manage  assets  directly for
                                      the Master Fund on a managed account basis
                                      are    collectively    referred    to   as
                                      "Sub-Managers."

                                      The Master Fund will limit its  investment
                                      position in any one Portfolio Fund to less
                                      than   5%   of   the   Portfolio    Fund's
                                      outstanding voting  securities,  absent an
                                      order  of  the   Securities  and  Exchange
                                      Commission (the "SEC") (or assurances from
                                      the SEC  staff)  under  which  the  Master
                                      Fund's   contribution  and  withdrawal  of
                                      capital from a Portfolio  Fund in which it
                                      holds  5%  or  more  of  the   outstanding
                                      interests  will not be  subject to various
                                      1940  Act   prohibitions   on   affiliated
                                      transactions.  The Master Fund also is not
                                      required  to adhere to this 5%  investment
                                      limitation to the extent that it relies on
                                      certain SEC rules that provide  exemptions
                                      from 1940 Act  prohibitions  on affiliated
                                      transactions.   However,   to   facilitate
                                      investments  in  Portfolio   Funds  deemed
                                      attractive by the Adviser, the Master Fund
                                      may purchase non-voting  securities of, or
                                      irrevocably  waive  its  right to vote its
                                      interests  in,   Portfolio   Funds.   This
                                      determination  is  generally  made  by the
                                      Adviser,  in consultation  with counsel to
                                      the Master Fund. In this regard, the board
                                      of   managers  of  the  Master  Fund  (the
                                      "Master Fund Board") has adopted
                                      procedures  relating to the Master  Fund's
                                      waiver of voting  rights,  for purposes of
                                      assuring   adherence   to  the   foregoing
                                      limitations.  Although the Master Fund may
                                      hold  non-voting  interests,  the 1940 Act
                                      and the rules and  regulations  thereunder
                                      may  nevertheless  require the Master Fund
                                      to limit its position in any one Portfolio
                                      Fund, if  investments  in a Portfolio Fund
                                      by the  Master  Fund will  equal or exceed
                                      25% of the  Portfolio  Fund's  assets,  or
                                      such  lower  percentage  limit  as  may be
                                      determined   by   the   Master   Fund   in
                                      consultation   with  its  counsel.   These
                                      restrictions  could  change  from  time to
                                      time  as   applicable   laws,   rules   or
                                      interpretations thereof are modified.

                                      PORTFOLIO   FUND   INVESTMENT   PRACTICES.
                                      Portfolio  Funds  are not  expected  to be
                                      registered    under    the    1940    Act.
                                      Unregistered  investment  funds  typically
                                      provide    greater     flexibility    than
                                      traditional    investment   funds   (e.g.,
                                      registered investment companies) as to the
                                      types of securities that may be owned, the
                                      types of  trading  strategies  that may be
                                      employed,  and, in some cases,  the amount
                                      of  leverage  that may be used.  Portfolio
                                      Managers  utilized  by the Master Fund may
                                      invest  and  trade  in  a  wide  range  of
                                      securities,   financial   instruments  and
                                      markets   and  may  pursue  a  variety  of
                                      investment  strategies.  These investments
                                      may include,  but are not limited to, U.S.
                                      and  foreign   equity  and  fixed   income
                                      securities.  The  investment  programs  of
                                      Portfolio  Managers  may also  involve the
                                      use   of  a   variety   of   sophisticated
                                      investment  techniques,  for both  hedging
                                      and non-hedging purposes, including: short
                                      sales  of  securities;   use  of  leverage
                                      (i.e.,   borrowing  money  for  investment
                                      purposes);  and transactions in derivative
                                      securities and other financial instruments
                                      such  as  swaps,   stock  options,   index
                                      options,  futures contracts and options on
                                      futures.  These  techniques  may,  in some
                                      cases,  be an integral part of a Portfolio
                                      Manager's  investment  program and involve
                                      significant risks.  Portfolio Managers are
                                      generally  not  limited in the  markets in
                                      which they  invest  (either by location or
                                      type, such as large capitalization,  small
                                      capitalization  or foreign markets) or the
                                      investment   disciplines   that  they  may
                                      employ   (such  as  value  or   growth  or
                                      bottom-up or top-down analysis).

                                      For purposes of complying with  applicable
                                      investment   restrictions  and  investment
                                      limitations  imposed by the 1940 Act,  the
                                      Master  Fund will  "look  through"  to the
                                      underlying  investments  of any  Portfolio
                                      Account   that   the   Master   Fund   may
                                      establish.  However,  Portfolio  Funds  in
                                      which  the  Master  Fund  invests  are not
                                      subject to the investment  restrictions of
                                      the Fund or the  Master  Fund and,  unless
                                      registered  under  the 1940  Act,  are not
                                      subject   to   any   of   the   investment
                                      limitations imposed by the 1940 Act.

                                      TEMPORARY  INVESTMENTS.  During periods of
                                      adverse    market    conditions   in   the
                                      securities  markets,  as determined by the
                                      Adviser,  the Fund or the Master  Fund may
                                      temporarily  invest all or any  portion of
                                      its  assets in high  quality  fixed-income
                                      securities,  money market  instruments  or
                                      shares of money market funds,  or may hold
                                      its  assets  as  cash.  The  Fund  and the
                                      Master  Fund  also  may  invest  in  money
                                      market  instruments  or  shares  of  money
                                      market funds,  or hold cash, for liquidity
                                      purposes.  (SEE "Investment  Practices and
                                      Related   Risk  Factors  --  Money  Market
                                      Instruments.")

                                      AN   INVESTMENT   IN  THE  FUND   INVOLVES
                                      SUBSTANTIAL  RISKS AND NO ASSURANCE CAN BE
                                      GIVEN  THAT  THE  FUND  WILL  ACHIEVE  ITS
                                      INVESTMENT OBJECTIVE.

POTENTIAL BENEFITS OF INVESTING IN    By investing in the Fund,  investors  gain
THE FUND                              access  to a group of  Portfolio  Managers
                                      whose services typically are not available
                                      to the  general  investing  public,  whose
                                      investment  funds may be closed  from time
                                      to time to new  investors or who otherwise
                                      may place  stringent  restrictions  on the
                                      number  and type of  persons  whose  money
                                      they  will  manage.   The  Fund   provides
                                      investors the  opportunity  to participate
                                      in   the   investment    programs   of   a
                                      professionally  selected  cross-section of
                                      Portfolio Managers,  without being subject
                                      to    the    high    minimum    investment
                                      requirements   that   Portfolio   Managers
                                      typically   would  impose  on   investors.

                                      Allocation   of  assets  among   Portfolio
                                      Managers  has the  potential to reduce the
                                      volatility of investment returns from that
                                      which  might be  associated  with a direct
                                      investment   with  any  single   Portfolio
                                      Manager.

BORROWINGS                            The Fund and the Master Fund  generally do
                                      not expect to engage in  borrowings  other
                                      than on a short-term  or temporary  basis.
                                      Borrowings by the Fund or the Master Fund,
                                      including  any  borrowings  by the Fund or
                                      the  Master  Fund on behalf  of  Portfolio
                                      Accounts,  are  subject  to a  300%  asset
                                      coverage  requirement  under the 1940 Act.
                                      Portfolio  Funds  that are not  registered
                                      investment  companies  are not  subject to
                                      this  requirement.  Because  the  Fund and
                                      Master  Fund  generally  intend  to  limit
                                      their use of leverage to  borrowing  money
                                      on a short-term or temporary  basis, it is
                                      anticipated that investors that are exempt
                                      from  Federal  income  tax will not  incur
                                      "unrelated  business  taxable income" with
                                      respect to the Fund's or the Master Fund's
                                      direct investments.  However, there can be
                                      no assurance  that any such borrowing will
                                      not  be   treated   as   giving   rise  to
                                      "unrelated business taxable income" by the
                                      Internal  Revenue  Service.  Additionally,
                                      borrowing  by a  Portfolio  Fund  that  is
                                      treated as a pass-through  entity for U.S.
                                      tax    purposes,    and   certain    other
                                      transactions   engaged   in  by   such   a
                                      Portfolio    Fund,   may   also   generate
                                      "unrelated   business   taxable   income."
                                      However,  the Fund is  structured  to meet
                                      the needs of investors that are subject to
                                      the Employee  Retirement  Income  Security
                                      Act of 1974,  as  amended  ("ERISA"),  and
                                      other entities  exempt from Federal income
                                      tax (each, a "tax-exempt entity"). In this
                                      regard, the Master Fund invests its assets
                                      primarily in foreign  hedge funds that are
                                      treated as  corporations  for  Federal tax
                                      purposes and other  vehicles that will not
                                      cause  investors  to  receive   "unrelated
                                      business   taxable  income."  (SEE  "ERISA
                                      Considerations" and "Tax Aspects.")

RISK FACTORS                          The  investment  program  of the  Fund  is
                                      speculative   and   involves   substantial
                                      risks.  There can be no assurance that the
                                      investment  objective  of the Fund will be
                                      achieved.  The  investment  performance of
                                      the Fund will depend on the performance of
                                      the Master Fund, which in turn will depend
                                      on  the   performance   of  the  Portfolio
                                      Managers   with  which  the  Master   Fund
                                      invests,  and  the  Adviser's  ability  to
                                      select Portfolio  Managers and to allocate
                                      and  reallocate   effectively  the  Master
                                      Fund's  assets among  Portfolio  Managers.
                                      The value of an investment in the Fund will fluctuate with changes in the values of the Master Fund's investments.

                                      AN  INVESTMENT  IN THE FUND  INVOLVES  THE
                                      FOLLOWING GENERAL RISKS:

                                      o  Investing  in the Fund can  result in a
                                         loss  of  capital   invested.   Use  of
                                         leverage,  short  sales and  derivative
                                         transactions by Portfolio  Managers can
                                         result  in  significant  losses  to the
                                         Master Fund and, therefore, the Fund.

                                      o  The  Master  Fund is a  non-diversified
                                         fund and  invests  in  Portfolio  Funds
                                         that   may   not    have    diversified
                                         investment     portfolios,      thereby
                                         increasing investment risk.

                                      o  There are special tax risks  associated
                                         with an  investment  in the Fund.  (SEE
                                         "Tax Aspects.")

                                      o  The Fund is a newly  formed  entity and
                                         has no operating history. Additionally,
                                         although  the Master Fund has a limited
                                         operating  history, as  of  October  1,
                                         2008,    it   acquired   all   of   the
                                         investments of Robeco-Sage Triton Fund,
                                         L.L.C. (the "Other Feeder Fund"), which
                                         commenced  operations  on September 30,
                                         2003. Further,  the Master Fund has the
                                         same    investment     objective    and
                                         substantially   the   same   investment
                                         policies as those of the Fund.

                                      o  Units   will  not  be   traded  on  any
                                         securities exchange or other market and
                                         will   be   subject   to    substantial
                                         restrictions    on    transfer.    (SEE
                                         "Investment  Practices and Related Risk
                                         Factors,"     "Tax     Aspects"     and
                                         "Redemptions,  Repurchases
                                         of  Units  and  Transfers.")  Liquidity
                                         will  be  provided   to  Members   only
                                         through  repurchase  offers  made  from
                                         time to time by the  Fund.  There is no
                                         assurance  that an  investor  tendering
                                         Units for repurchase in connection with
                                         a  repurchase  offer  made by the  Fund
                                         will have those  Units  repurchased  in
                                         that repurchase offer.

                                      o  An  investor  who meets the  conditions
                                         imposed  by  the  Portfolio   Managers,
                                         including  minimum  initial  investment
                                         requirements  that may,  in many cases,
                                         be  substantially  higher than $50,000,
                                         could  invest   directly  in  Portfolio
                                         Funds or with  Portfolio  Managers.  By
                                         investing in Portfolio Funds indirectly
                                         through  the Fund and the Master  Fund,
                                         an investor bears a PRO RATA portion of
                                         the asset-based fees and other expenses
                                         of the Fund, and also indirectly  bears
                                         a PRO RATA  portion of the  asset-based
                                         fees, performance-based allocations and
                                         other expenses borne by the Master Fund
                                         as an investor in Portfolio Funds.

                                      o  The  fees  and  other   expenses  borne
                                         directly  and  indirectly  by the Fund,
                                         including  those  of the  Master  Fund,
                                         which   include   fees,   expenses  and
                                         performance-based  allocations that are
                                         borne by the Master Fund as an investor
                                         in   Portfolio   Funds   or   Portfolio
                                         Accounts, are higher than those of most
                                         other registered investment companies.

                                      INVESTING  IN  PORTFOLIO   FUNDS  INVOLVES
                                      SPECIAL RISKS, INCLUDING THE FOLLOWING:

                                      o  Portfolio  Funds  generally will not be
                                         registered  as   investment   companies
                                         under  the  1940  Act.  Therefore,  the
                                         Master   Fund,   as  an   investor   in
                                         Portfolio  Funds,  will  not  have  the
                                         benefit of the protections  afforded by
                                         the 1940 Act to investors in registered
                                         investment  companies,  such as  mutual
                                         funds.

                                      o  Portfolio  Funds  may,  in some  cases,
                                         concentrate   their  investments  in  a
                                         single  industry  or group  of  related
                                         industries.    This    increases    the
                                         sensitivity of their investment returns
                                         to  economic  factors   affecting  that
                                         industry or group of industries.

                                      o  The Adviser may have little or no means
                                         of independently  verifying information
                                         provided  by  Portfolio   Managers  and
                                         thus,  may  not be  able  to  ascertain
                                         whether Portfolio Managers are adhering
                                         to    their    disclosed     investment
                                         strategies  and  their  investment  and
                                         risk management  policies.  A Portfolio
                                         Manager may use proprietary  investment
                                         strategies that are not fully disclosed
                                         to the Adviser, which may involve risks
                                         under some market  conditions  that are
                                         not anticipated by the Adviser.

                                      o  The Master  Fund  relies  primarily  on
                                         information   provided   by   Portfolio
                                         Managers in valuing its  investments in
                                         Portfolio  Funds.  There is a risk that
                                         inaccurate   valuations   provided   by
                                         Portfolio   Managers  could   adversely
                                         affect  the  value  of  Units  and  the
                                         amounts   Members   receive   upon  the
                                         repurchase of Units.  Because Portfolio
                                         Funds  generally will provide net asset
                                         value  information  on a monthly basis,
                                         and    may   not    provide    detailed
                                         information    on   their    investment
                                         positions,  except on an annual  basis,
                                         the Master Fund  generally  will not be
                                         able to determine the fair value of its
                                         investments  in Portfolio  Funds or its
                                         net asset  value  other  than as of the
                                         end of each  month  and may not be able
                                         to verify valuation  information  given
                                         to  the   Master   Fund  by   Portfolio
                                         Managers   (except   in  the   case  of
                                         Portfolio Accounts).

                                      o  Portfolio   Managers  typically  charge
                                         asset-based    management   fees,   and
                                         typically  are also entitled to receive
                                         performance-based  fees or allocations.
                                         The  Master  Fund,  as an  investor  in
                                         Portfolio  Funds  (or  by  retaining  a
                                         Portfolio Manager to manage a Portfolio
                                         Account), will be subject to these fees
                                         and allocations,  which will reduce the
                                         investment  returns of the Fund.  These
                                         fees and allocations are in addition to
                                         the investment  management fee the Fund
                                         pays to the Adviser.

                                      o  The    performance-based     fees    or
                                         allocations  to Portfolio  Managers may
                                         create  an  incentive   for   Portfolio
                                         Managers to make  investments  that are
                                         riskier or more  speculative than those
                                         that   might  have  been  made  in  the
                                         absence  of  performance-based  fees or
                                         allocations.  In  addition,  because  a
                                         performance-based   fee  or  allocation
                                         will generally be calculated on a basis
                                         that includes  unrealized  appreciation
                                         of a Portfolio  Fund's assets,  the fee
                                         or allocation may be greater than if it
                                         were based solely on realized gains.

                                      o  Each Portfolio Manager will receive any
                                         performance-based  fees or  allocations
                                         to which it is entitled irrespective of
                                         the  performance of the other Portfolio
                                         Managers and the Master Fund generally.
                                         Accordingly,  a Portfolio  Manager with
                                         positive    performance   may   receive
                                         performance-based compensation from the
                                         Master   Fund,   which  will  be  borne
                                         indirectly  by  Members,  even  if  the
                                         Master  Fund's   overall   returns  are
                                         negative.

                                      o  Investment   decisions   for  Portfolio
                                         Funds  are made by  Portfolio  Managers
                                         independently   of  each  other.  As  a
                                         result,  at any  particular  time,  one
                                         Portfolio Fund may be purchasing shares
                                         of an  issuer  whose  shares  are being
                                         sold   by   another   Portfolio   Fund.
                                         Consequently,  the  Master  Fund  could
                                         incur  indirectly  certain  transaction
                                         costs  without  accomplishing  any  net
                                         investment result.

                                      o  To the extent the Master Fund purchases
                                         non-voting  securities  of a  Portfolio
                                         Fund or  waives  its  right to vote its
                                         securities  with  respect to  Portfolio
                                         Funds,  it will  not be able to vote on
                                         matters  that  require the  approval of
                                         the  investors in the  Portfolio  Fund,
                                         including  matters that could adversely
                                         affect the Master Fund's  investment in
                                         the Portfolio Fund.

                                      o  The  Master  Fund may  make  additional
                                         investments  in or  effect  withdrawals
                                         from  Portfolio  Funds  only at certain
                                         specified  times.  The Master  Fund may
                                         not be able to withdraw its  investment
                                         in a Portfolio  Fund promptly  after it
                                         has made a decision to do so, which may
                                         result in a loss and  adversely  affect
                                         the Fund's investment return.

                                      o  Portfolio  Funds  may be  permitted  to
                                         distribute    securities   in-kind   to
                                         investors    making    withdrawals   of
                                         capital.   Upon   the   Master   Fund's
                                         withdrawal  of all or a portion  of its
                                         interest  in  a  Portfolio   Fund,  the
                                         Master Fund may receive securities that
                                         are illiquid or difficult to value, and
                                         which  may  cause  the  Fund  to  incur
                                         certain      expenses.      In     such
                                         circumstances,    the   Adviser   would
                                         determine   whether   to   attempt   to
                                         liquidate the security,  hold it in the
                                         Master  Fund's  portfolio or distribute
                                         it to  investors  in the Master Fund in
                                         connection  with  a  repurchase  by the
                                         Master  Fund of all or a portion of the
                                         Units of Members.

                                      INVESTING IN A  MASTER/FEEDER  ARRANGEMENT
                                      INVOLVES   CERTAIN    ADDITIONAL    RISKS,
                                      INCLUDING THE FOLLOWING:

                                      o  The   Fund   pursues   its   investment
                                         objective  by  investing  in the Master
                                         Fund.  The Fund does not have the right
                                         to  withdraw  its   investment  in  the
                                         Master Fund. Instead, it may only do so
                                         through  periodic  repurchases  by  the
                                         Master Fund of the Fund's  units in the
                                         Master Fund. This may limit the ability
                                         of  the   Fund   to  make   offers   to
                                         repurchase Units. In addition, the Fund
                                         may   receive   securities   and  other
                                         investments  from  the  Master  Fund in
                                         lieu of cash when it withdraws  capital
                                         from the  Master  Fund.  The Fund would
                                         incur     expenses    in    liquidating
                                         investments received in connection with
                                         any in-kind distributions.

                                      o  A change in the  investment  objective,
                                         policies or  restrictions of the Master
                                         Fund may cause the Fund to withdraw its
                                         investment    in   the   Master   Fund.
                                         Alternatively,  the Fund  could seek to
                                         change   its   investment    objective,
                                         policies or  restrictions to conform to
                                         those  of  the  Master  Fund.   Certain
                                         investment policies and restrictions of
                                         the Master Fund may be changed
                                         without the  approval of  investors  in
                                         the Master  Fund.  However,  the Master
                                         Fund will  notify  the Fund at least 30
                                         days  before any  material  changes are
                                         implemented.

                                      o  Units  in the  Master  Fund are held by
                                         investors  other  than the Fund.  These
                                         investors may include other  investment
                                         funds,  including the Other Feeder Fund
                                         and other  investment  companies  that,
                                         like the Fund, are registered under the
                                         1940  Act,  and  other  types of pooled
                                         investment vehicles.  When investors in
                                         the   Master   Fund  vote  on   matters
                                         affecting  the  Master  Fund,  the Fund
                                         could be outvoted  by other  investors.
                                         The   Fund   also   may  be   adversely
                                         affected,  in other respects,  by other
                                         investors in the Master Fund.

                                      o  Other  investors in the Master Fund may
                                         offer   units  of   limited   liability
                                         company  interests to their  respective
                                         investors  that have costs and expenses
                                         that  differ  from  those of the  Fund.
                                         Thus   the   investment   returns   for
                                         investors in other funds that invest in
                                         the  Master  Fund may  differ  from the
                                         investment  returns of investors in the
                                         Fund.

MANAGEMENT                            The  Board  of  Managers  of the  Fund has
                                      overall  responsibility for the management
                                      and  supervision  of the operations of the
                                      Fund.  With the  exception of one Manager,
                                      all of the  Managers  serving on the Board
                                      of  Managers  have  been  elected  by  the
                                      Members. By signing the Company Agreement,
                                      each  Member  will be deemed to have voted
                                      for the election of each of the  Managers.
                                      Any vacancy on the Board of  Managers  may
                                      be  filled  by  the  remaining   Managers,
                                      except to the extent the 1940 Act requires the election of Managers by Members. A majority of the Managers are persons who are not "interested persons" (as defined by the 1940 Act) of the Fund or the Adviser. (SEE "Management of the Fund" and
                                      "Voting.")

                                      The  Master   Fund  Board   currently   is
                                      comprised  of  the  same  individuals  who
                                      comprise  the  Board  of  Managers  of the
                                      Fund.  The Master  Fund Board has  overall
                                      responsibility   for  the  management  and
                                      supervision   of  the  operations  of  the
                                      Master Fund.

THE ADVISER                           Robeco  Investment  Management,  Inc. (the
                                      "Adviser")  will  serve as the  investment
                                      adviser  of  the  Fund.   The  Adviser  is
                                      registered as an investment adviser under the Investment Advisers Act of 1940, as amended.

                                      The Adviser is a Delaware  corporation and
                                      an indirect  subsidiary  of Robeco  Groep,
                                      N.V. ("Robeco").  Robeco, headquartered in
                                      Rotterdam,  the Netherlands,  is a leading
                                      European   asset   manager  that  provides
                                      discretionary  asset  management  products
                                      and  services  and  a  complete  range  of
                                      mutual   funds  to  a  large   number   of
                                      institutional     and    retail    clients
                                      worldwide. Its products include equity funds, fixed income funds, money market funds and alternative products such as private equity funds of funds, hedge funds of funds and structured finance vehicles.

                                      Robeco has  offices  in  France,  Belgium,
                                      Luxembourg,  Switzerland,  Germany, Spain,
                                      the  UK,  New  York,   New  York   (Robeco
                                      Investment   Management,   Inc.),  Boston,
                                      Massachusetts  and  Toledo,  Ohio  (Harbor
                                      Capital  Advisors).   Robeco  is  part  of
                                      Cooperatieve    Centrale   Raiffeissen  --
                                      Boerenleen Bank B.A.  ("Rabobank").  As of
                                      [______],   2009,  Robeco's  total  assets
                                      under management were approximately $[___] billion.

                                      Pursuant   to   an   investment   advisory
                                      agreement  with  the Fund  (the  "Advisory
                                      Agreement"),  the  Adviser is  responsible
                                      for    developing,     implementing    and
                                      supervising the Fund's investment  program
                                      and   providing   day-to-day    management
                                      services  to  the  Fund.   The   agreement
                                      authorizes  the Adviser to  implement  the
                                      Fund's    investment    program    through
                                      investing in the Master Fund.  The Adviser
                                      is authorized,  subject to the approval of
                                      the  Board of  Managers  and  Members,  to
                                      retain  one or more  other  organizations,
                                      including its  affiliates,  to
                                      provide   any  or  all  of  the   services
                                      required  to be provided by the Adviser to
                                      the Fund or to assist in  providing  these
                                      services.  To the extent  that the Adviser
                                      retains a sub-adviser to manage the assets
                                      of the Fund,  the  Adviser is  responsible
                                      under the Advisory Agreement to review and
                                      supervise  the  services  provided  by the
                                      sub-adviser. Under the Advisory Agreement,
                                      a quarterly fee at an  annualized  rate of
                                      0.75% of the  average  net  assets  of the
                                      Fund during the  calendar  quarter  (after
                                      adjustment for any purchases  effective on
                                      that  date) is  payable by the Fund to the
                                      Adviser (the "Management  Fee").  However,
                                      under  the  agreement,  the  Fund  is  not
                                      subject to the  Management  Fee so long as
                                      substantially  all  of the  Fund's  assets
                                      remain  invested in the Master  Fund.  The
                                      Adviser  also   provides   office   space,
                                      telephone  services  and  utilities,   and
                                      administrative, secretarial, clerical and other personnel as necessary to provide the services required to be provided under the Advisory Agreement.

                                      The  Master  Fund  has  entered   into  an
                                      investment  advisory  agreement  with  the
                                      Adviser   (the   "Master   Fund   Advisory
                                      Agreement")  pursuant to which the Adviser
                                      provides substantially similar services to
                                      the Master  Fund as those set forth in the
                                      Fund's     Advisory     Agreement.      As
                                      consideration  for  these  services,   the
                                      Master  Fund pays the  Adviser a quarterly
                                      fee at an annualized  rate of 0.75% of the
                                      average  net  assets  of the  Master  Fund
                                      during   the   calendar   quarter   (after
                                      adjustment for any purchases effective on that date) (the "Master Fund Management Fee"). The Master Fund Management Fee is payable in arrears within five business days after the end of the quarter.

                                      Rabobank,   the  parent   company  of  the
                                      Adviser and Robeco, and its affiliates are
                                      subject  to  certain  U.S.  banking  laws,
                                      including the Bank Holding  Company Act of
                                      1956,  as  amended  (the  "BHCA"),  and to
                                      regulation  by the Board of  Governors  of
                                      the  Federal   Reserve   System  or  other
                                      appropriate bank regulatory agencies.  The
                                      BHCA and other  applicable  banking  laws,
                                      rules, regulations and guidelines, and the
                                      interpretation and administration  thereof
                                      by the  staff of the  regulatory  agencies
                                      which  administer  them,  may restrict the
                                      transaction and relationships  between the
                                      Adviser,   Rabobank,   Robeco   and  their
                                      affiliates, on the one hand, and the Fund, on the other hand, and may restrict the investments and transactions by the Fund. Rabobank may be deemed to control the Fund for purposes of the BHCA. (SEE "Additional Risk Factors.")

FEES AND EXPENSES                     The  Adviser  bears  all of its own  costs
                                      incurred in providing investment advisory and other services to the Fund and the Master Fund, including travel and other expenses related to the selection and monitoring of Portfolio Managers.

                                      The  Fund  bears  all of its own  expenses
                                      and,  through its investment in the Master
                                      Fund,  its  portion of the  Master  Fund's
                                      operating expenses, other than those borne
                                      by the Adviser  pursuant  to the  Advisory
                                      Agreement  and the  Master  Fund  Advisory
                                      Agreement, and by the Distributor pursuant
                                      to  the  Distribution  Agreement  and  the
                                      Member Services Agreement (both as defined
                                      below), including, but not limited to: all
                                      investment  related  expenses (E.G.,  fees
                                      paid  directly or  indirectly to Portfolio
                                      Managers,  all costs and expenses directly
                                      related  to  portfolio   transactions  and
                                      positions  for the Master  Fund's  account
                                      such  as  direct  and  indirect   expenses
                                      associated    with   the   Master   Fund's
                                      investments,  including its investments in
                                      Portfolio   Funds,   transfer   taxes  and
                                      premiums,   taxes   withheld   on  foreign
                                      dividends  and, if applicable in the event
                                      the  Master  Fund   utilizes  a  Portfolio
                                      Account,  brokerage commissions,  interest
                                      and  commitment  fees on loans  and  debit
                                      balances,  borrowing charges on securities
                                      sold short,  dividends on securities  sold
                                      but not yet  purchased  and margin  fees);
                                      all costs and expenses associated with the
                                      establishment  of any Portfolio  Accounts;
                                      any   non-investment    related   interest
                                      expense;   organizational   and   offering
                                      expenses;  fees and  disbursements  of any
                                      attorneys and  accountants  engaged by the
                                      Fund and the  Master  Fund;  audit and tax
                                      preparation  fees and expenses of the Fund
                                      and  the  Master   Fund;   all  costs  and
                                      expenses associated with background checks on

                                      Portfolio Managers; all costs and expenses
                                      associated   with  retaining   independent
                                      third  parties to provide risk  management
                                      services to the Fund and the Master  Fund;
                                      administrative  expenses  and  fees of the
                                      Fund  and the  Master  Fund;  custody  and
                                      escrow  fees and  expenses of the Fund and
                                      the  Master  Fund;  the costs of an errors
                                      and   omissions/directors   and   officers
                                      liability  insurance policy and a fidelity
                                      bond for the Fund and the Master Fund; the
                                      Master   Fund    Management    Fee;    the
                                      Distribution  Fee (as defined below);  the
                                      Member  Servicing Fee (as defined  below);
                                      fees and travel-related and other expenses
                                      of  members of the Board of  Managers  and
                                      the   Master   Fund   Board  who  are  not
                                      employees of the Adviser or any  affiliate
                                      of the Adviser;  all costs and charges for
                                      equipment    or    services     used    in
                                      communicating  information  regarding  the
                                      Fund's and the Master Fund's transactions among the Adviser and any custodian or other agent engaged by the Fund; any extraordinary expenses; and such other expenses as may be approved from time to time by the Board of Managers.

                                      The Fund also  indirectly  bears  fees and
                                      expenses  of  the  Master   Fund,   as  an
                                      investor   in   Portfolio   Funds.    Each
                                      Portfolio  Manager  generally  receives  a
                                      management  fee and a  performance  fee or
                                      allocation  with  respect to the assets of
                                      Portfolio  Funds  that  it  manages.   The
                                      amount  of  these  fees  and   allocations
                                      varies among Portfolio  Managers,  but the
                                      management fees are generally  expected to
                                      be between 1.0%-2.0%,  on an annual basis,
                                      of the total assets managed by a Portfolio
                                      Manager,   and  the  performance  fees  or
                                      allocations  are generally  expected to be
                                      between   15%-25%   of  the  net   capital
                                      appreciation   (if  any)  in  the   assets
                                      managed  by a  Portfolio  Manager.  If the
                                      Master Fund retains a Portfolio Manager to
                                      manage a Portfolio  Account,  a management
                                      fee  and  performance   allocation   would
                                      generally  be payable or  allocable to the
                                      Portfolio Manager. In such cases, the fees
                                      or allocations  may differ from, and could
                                      be higher than, those described above. Any
                                      such Portfolio  Account  related  advisory
                                      arrangements   will  be   subject  to  the
                                      approval of the Board of Managers and Members.

                                      The Adviser and the Fund have entered into
                                      an expense  limitation  and  reimbursement
                                      agreement    (the   "Expense    Limitation
                                      Agreement")  under  which the  Adviser (or
                                      its affiliate) has agreed to pay or absorb
                                      the  ordinary  operating  expenses  of the
                                      Fund (including  organization and offering
                                      expenses,  as well as the  portion  of the
                                      Master  Fund's fees and expenses  borne by
                                      the Fund, but excluding any Portfolio Fund
                                      fees  and  expenses,  interest,  brokerage
                                      commissions and extraordinary  expenses of
                                      the  Fund),  to the  extent  necessary  to
                                      limit the ordinary  operating  expenses of
                                      the Fund to 2.25% per annum of the  Fund's
                                      average  monthly net assets (the  "Expense
                                      Limitation").   In  consideration  of  the
                                      Adviser's  agreement  to limit the  Fund's
                                      expenses,  the Fund will carry forward the
                                      amount of expenses paid or absorbed by the
                                      Adviser  (or its  affiliate)  in excess of
                                      the Expense Limitation for a period not to
                                      exceed  three  years  from  the end of the
                                      fiscal  year in which  they were  incurred
                                      and will  reimburse  the  Adviser  (or its
                                      affiliate)  such  amounts.   Reimbursement
                                      will be made as promptly as possible,  but
                                      only to the  extent  it does not cause the
                                      Fund's  ordinary   operating  expenses  to
                                      exceed the Expense Limitation in effect at the time of reimbursement. The Expense Limitation Agreement will remain in effect until terminated by the Fund. None of the fees charged to the Master Fund by a Portfolio Fund will be subject to the Expense Limitation Agreement. (SEE "Fees and Expenses.")

CAPITAL ACCOUNTS AND ALLOCATIONS      The  Fund  maintains  a  separate  capital
                                      account  for  each  Member  which  has  an
                                      opening  balance  equal  to  the  Member's
                                      initial contribution to the capital of the
                                      Fund.  Each  Member's  capital  account is
                                      increased  by the amount of  contributions
                                      by the Member to the  capital of the Fund,
                                      plus any amounts  credited to the Member's
                                      capital   account  as   described   below.
                                      Similarly,  each Member's  capital account
                                      is reduced by the sum of the amount of any
                                      repurchase by the Fund of the Units of the
                                      Member,    plus   the    amount   of   any
                                      distributions  to
                                      the Member which are not reinvested, plus any amounts debited against the Member's capital account as described below.

                                      Capital  accounts of Members are  adjusted
                                      as of the  close of  business  on the last
                                      day of each fiscal period. A fiscal period
                                      begins  on the day  after  the last day of
                                      the  preceding  fiscal  period and ends at
                                      the  close  of  business  on the  first to
                                      occur of the  following:  (i) the last day
                                      of each fiscal  year (March 31);  (ii) the
                                      last day of each  taxable  year  (December
                                      31);  (iii) the day  preceding the date on
                                      which any  contribution  to the capital of
                                      the Fund is made; (iv) any day as of which
                                      the  Fund  repurchases  any  Units  of any
                                      Member;  or (v)  any day as of  which  any
                                      amount is credited to or debited  from the
                                      capital  account of any Member  other than
                                      an amount  to be  credited  to or  debited
                                      from the  capital  accounts of all Members
                                      in   accordance   with  their   respective
                                      investment   percentages.   An  investment
                                      percentage  will be  determined  for  each
                                      Member  as of the  start  of  each  fiscal
                                      period  by  dividing  the  balance  of the
                                      Member's   capital   account   as  of  the
                                      commencement of the period by the sum of the balances of all capital accounts of all Members as of that date.


ALLOCATION OF NET PROFITS AND NET     Net  profits or net losses of the Fund for
LOSSES                                each fiscal period are allocated among and
                                      credited  to or debited  from the  capital
                                      accounts of all Members as of the last day
                                      of the fiscal  period in  accordance  with
                                      the   Members'    respective    investment
                                      percentages  for the fiscal period.  These
                                      credits  and debits to a Member's  capital
                                      account are in turn  reflected  in changes
                                      in the value of the  Member's  Units.  Net
                                      profits or net losses  will be measured as
                                      the net  change  in the  value  of the net
                                      assets  of the  Fund  (including  any  net
                                      change  in  unrealized   appreciation   or
                                      depreciation  of investments  and realized
                                      income  and  gains or losses  and  accrued
                                      expenses),  before  giving  effect  to any
                                      repurchases  by the  Fund  of  Units,  and
                                      excluding  the  amount  of any items to be
                                      allocated  among the  capital  accounts of
                                      the Members other than in accordance  with
                                      the   Members'    respective    investment
                                      percentages.   Each  Member's   investment
                                      percentage  will be determined each fiscal
                                      period by dividing, as of the commencement
                                      of the period, the balance of the Member's
                                      capital account by the sum of the balances
                                      of the capital  accounts  of all  Members.
                                      (SEE "Capital  Accounts and Allocations --
                                      Allocations   of  Net   Profits   and  Net
                                      Losses.")

CONFLICTS OF INTEREST                 The investment  activities of the Adviser,
                                      the    Portfolio    Managers   and   their
                                      affiliates  for their own accounts and for
                                      other  accounts  they manage may give rise
                                      to   conflicts   of   interest   that  may
                                      disadvantage the Fund. (SEE "Conflicts of Interest.")

PURCHASES OF UNITS                    An investor  purchases  Units in the Fund.
                                      The  Units  represent  a  capital  account
                                      maintained on the  investor's  behalf that
                                      reflects the purchaser's PRO RATA share of
                                      the Fund's capital.  An investor's capital
                                      account   is   used  to   facilitate   tax
                                      reporting  to  the  investor.   Units  are
                                      offered at their net asset value per Unit,
                                      and  each  Unit  purchased   represents  a
                                      capital  contribution  to the Fund in that
                                      amount.  Generally,  the  minimum  initial
                                      investment  in  Units  by an  investor  is
                                      $50,000 and subsequent investments must be
                                      at  least  $25,000.  The  minimum  initial
                                      investment for employees of the Adviser or
                                      a Selling  Agent (as  defined  below)  and
                                      their  affiliates,  and  members  of their
                                      immediate   families   and,  in  the  sole
                                      discretion of the Adviser,  as applicable,
                                      the   Managers,    attorneys   and   other
                                      professionals  engaged  on  behalf  of the
                                      Fund  and   members  of  their   immediate
                                      families,   is  $25,000   and   subsequent
                                      investments must be at least $10,000.  The
                                      minimum  initial  and  minimum  additional
                                      investment  requirements may be reduced or
                                      increased by the Board of Managers.  Under
                                      certain    circumstances,    the   minimum
                                      investment amounts may be waived,  subject
                                      to  the  approval  of  Robeco  Securities,
                                      L.L.C.    ("Robeco    Securities").     In
                                      connection  with  initial  and  additional
                                      investments,  investors  may be  charged a
                                      sales  load  of up to  2% of  the  amounts
                                      transmitted   in  connection   with  their
                                      capital contributions. No sales load will be charged to certain types of investors.
                                      The sales load will neither constitute an investment made by the investor in the Fund nor form part of the assets of the Fund.

                                      The Fund  expects  to offer  Units  once a
                                      month,  generally as of the first business
                                      day  of  each   month   or  more  or  less
                                      frequently  in the sole  discretion of the
                                      Board
                                      of Managers.  All purchases are subject to
                                      the  receipt  of  cleared  funds  from the
                                      investor prior to the applicable  purchase
                                      date in the full  amount of the  purchase.
                                      The investor  must also submit a completed
                                      investor    certification    before    the
                                      applicable  purchase  date.  The  Board of
                                      Managers  reserves the right to reject any
                                      purchase   for  Units  and  the  Board  of
                                      Managers may, in its sole discretion, suspend purchases of Units at any time.

                                      The Fund has entered  into a  distribution
                                      agreement (the  "Distribution  Agreement")
                                      with Robeco  Securities,  a subsidiary  of
                                      the Adviser, to act as the distributor for
                                      the  sale of  Units  (the  "Distributor").
                                      Robeco    Securities    serves    as   the
                                      Distributor  on a reasonable  best efforts
                                      basis, subject to various conditions,  and
                                      may  retain  broker-dealers  (collectively
                                      with  Robeco   Securities,   the  "Selling
                                      Agents") to assist in the distribution of Units.

                                      Selling Agents generally will be entitled to a sales load and an ongoing fee for such services. The specific amount of the sales load paid with respect to a Member is generally dependent on the size of the investment in the Fund, but will not exceed 2% of an investor's investment amount. (Subject to that limit, however, the applicable schedule of sales loads may vary among Selling Agents.) The sales load will be charged as a percentage of an investor's investment amount. The sales load will not constitute an investment made by the investor in the Fund. The sales load may be adjusted or waived at the sole discretion of the applicable Selling Agent in consultation with the Fund and is expected to be waived for the Adviser and its affiliates, including the directors, partners, principals, officers and employees of each of these entities, and employees of the Selling Agents and certain of their affiliates.

                                      In addition,  as compensation for the sale
                                      and  marketing  of  Units,  the Fund  pays
                                      Robeco Securities an ongoing quarterly fee
                                      at an  annualized  rate  of  0.85%  of the
                                      average  net assets of the Fund during the
                                      calendar quarter (after adjustment for any
                                      purchases  effective  on that  date)  (the
                                      "Distribution  Fee"). The Distribution Fee
                                      is  payable in  arrears  within  five days
                                      after  the  end  of  the  quarter.   These
                                      payments have been separately authorized by the Board pursuant to a distribution plan adopted by the Board.

                                      The Fund has  also  entered  into a Member
                                      Services Agreement with the Distributor to
                                      provide (or arrange for the  provision of)
                                      ongoing  Member  and  account  maintenance
                                      services.   As  consideration   for  these
                                      services, the Fund pays a quarterly Member
                                      servicing  fee  to the  Distributor  at an
                                      annualized  rate of 0.15%  of the  average
                                      net  assets  of  the  Fund  (the   "Member
                                      Servicing  Fee").  The Distributor may pay
                                      all or a portion of this  amount to retain
                                      broker-dealers       ("Member      Service
                                      Providers") to provide Member and account maintenance services. (SEE "Purchases of Units--Distribution and Member Services.")

INITIAL CLOSING DATE                  The initial  closing date for purchases of
                                      Units is expected to be March 1, 2010,  or
                                      such  earlier or later date as the Adviser
                                      determines, provided the Fund has received
                                      purchases  of Units  prior to such date in
                                      an amount  the  Adviser  believes,  in its
                                      sole   discretion,    is   sufficient   to
                                      effectively   implement   the   investment
                                      program for the Fund. Monies received from prospective investors in advance of the initial closing date will be held in a non-interest-bearing escrow account until such time as the Adviser believes the investment program for the Fund can be implemented.

INVESTOR ELIGIBILITY                  Units are being offered only to tax-exempt
                                      U.S.  investors  and to non-U.S.  persons.
                                      Prospective  investors must represent that
                                      they meet this  requirement.  In addition,
                                      prospective  investors must also represent
                                      that they are natural  persons,  companies
                                      or other entities  (other than  investment
                                      companies and investment  funds) that have
                                      a  net   worth   (or   in  the   case   of
                                      individuals,  a joint net worth with their
                                      spouse)  of more than $1.5  million at the
                                      time of purchase (or such  greater  amount
                                      as may be required by applicable law or by
                                      the  Board  of   Managers,   in  its
                                      sole discretion) or that they meet certain
                                      other   qualification   requirements.   An
                                      existing member who makes an additional investment in the Fund will be required to meet these eligibility criteria at the time of the additional investment.

                                      Before an investor may invest in the Fund,
                                      a Selling  Agent will require the investor
                                      to  certify   that  it  meets   applicable
                                      investor  qualification  requirements  and
                                      that it will not transfer its Units except
                                      in  the  limited  circumstances  permitted
                                      under  the   Limited   Liability   Company
                                      Agreement     of    the    Fund,     dated
                                      [____________] (the "Company  Agreement").
                                      (The  form  of  certification   that  each
                                      investor   will  be   asked   to  sign  is
                                      contained    in   Appendix   B   of   this
                                      Prospectus.) If an investor's executed and
                                      completed certification is not received on
                                      or before the date Units are to be issued,
                                      the investor's order will not be accepted.
                                      The Fund  reserves the right to reject any
                                      order for the  purchase  of Units and may,
                                      in  its  sole   discretion,   suspend  the
                                      offering of Units at any time.

INVESTOR SUITABILITY                  AN   INVESTMENT   IN  THE  FUND   INVOLVES
                                      SUBSTANTIAL  RISKS AND IS NOT  NECESSARILY
                                      SUITABLE FOR ALL ELIGIBLE  INVESTORS.  You
                                      may lose some or all of your investment in
                                      the  Fund.  Before  making a  decision  to
                                      invest in the Fund,  you  should  consider
                                      whether the investment is consistent  with
                                      your  investment  goals and needs and your
                                      financial   situation,   considering  such
                                      factors as personal net worth, income, age, risk tolerance and liquidity needs.

                                      The Fund is  structured  to meet the needs
                                      of  investors  that are  subject to ERISA,
                                      and  other  tax-exempt  entities.  In this
                                      regard,  the Master Fund invests primarily
                                      in foreign hedge funds that are treated as
                                      corporations  for Federal tax purposes and
                                      other   vehicles   that   will  not  cause
                                      investors to receive  "unrelated  business
                                      taxable  income."  However,  to the extent
                                      that  the   Master   Fund   invests  in  a
                                      Portfolio   Fund  that  is  treated  as  a
                                      pass-through entity for U.S. tax purposes, investors may incur "unrelated business taxable income." (SEE "Tax Aspects.")

TRANSFER RESTRICTIONS                 Units held by Members  may be  transferred
                                      only:  (i) by operation of law pursuant to
                                      the    death,     divorce,     bankruptcy,
                                      insolvency, dissolution or adjudication of
                                      incompetency of a Member; or (ii) with the
                                      consent  of the Board of  Managers  (which
                                      may be withheld  in its sole  discretion).
                                      Under certain circumstances,  the Board of
                                      Managers  has  delegated  to  the  Adviser
                                      authority   to  consent  to  transfers  of
                                      Units.  The  Board  of  Managers  has also
                                      delegated  to  the  Adviser  authority  to
                                      admit Members.  The Board of Managers,  or
                                      the Adviser, may not consent to a transfer
                                      other  than a  transfer:  (i) in which the
                                      tax basis of the Units in the hands of the
                                      transferee is  determined,  in whole or in
                                      part, by reference to its tax basis in the
                                      hands of the  transferor;  (ii) to members
                                      of   the   Member's    immediate    family
                                      (brothers,  sisters,  spouse,  parents and
                                      children);  (iii) as a distribution from a
                                      qualified retirement plan or an individual
                                      retirement  account; or (iv) a transfer to
                                      which  the  Board  of  Managers,   or  the
                                      Adviser,   may  consent  pursuant  to  the
                                      following sentence. The Board of Managers,
                                      or  the  Adviser,  may  consent  to  other
                                      pledges,  transfers,  or assignments under
                                      such other circumstances and conditions as
                                      it,   in  its   sole   discretion,   deems
                                      appropriate; PROVIDED, HOWEVER, that prior
                                      to   any   such   pledge,   transfer,   or
                                      assignment,  the Board of Managers, or the
                                      Adviser, shall consult with counsel to the
                                      Fund to ensure that such pledge, transfer,
                                      or  assignment  will not cause the Fund to
                                      be   treated   as   a   "publicly   traded
                                      partnership" taxable as a corporation.  In
                                      no event,  however, will any transferee or
                                      assignee be  admitted as a Member  without
                                      the consent of the Board of  Managers,  or
                                      the Adviser,  which may be withheld in its
                                      sole  discretion.  A Member who  transfers
                                      Units may be charged reasonable  expenses,
                                      including   attorneys'  and   accountants'
                                      fees,  incurred by the Fund in  connection
                                      with  the  transfer.   (SEE  "Redemptions,
                                      Repurchase   of  Units  and  Transfers  --
                                      Transfers of Units.")

REDEMPTIONS AND REPURCHASES OF UNITS  Units are not  redeemable and a Member has
BY THE FUND                           no right to require the Fund to redeem its
                                      Units. The Fund will from time to time make offers to repurchase

                                      Units  from  Members  pursuant  to written
                                      tenders. Repurchase offers will be made at
                                      such  times  and on such  terms  as may be
                                      determined  by the Board of  Managers,  in
                                      its  sole   discretion.   In   determining
                                      whether   the   Fund   should   offer   to
                                      repurchase  Units from Members,  the Board
                                      of    Managers     will    consider    the
                                      recommendations   of  the   Adviser.   The
                                      Adviser  currently  expects  that  it will
                                      recommend  to the Board of  Managers  that
                                      the Fund  offer to  repurchase  Units from
                                      Members no later than  September 30, 2010,
                                      and  thereafter,  four times each year, as
                                      of the last day of each calendar  quarter.
                                      A  repurchase  fee  equal  to  2.0% of the
                                      value of the Units  repurchased,  which is
                                      retained  by the Fund,  will  apply if the
                                      date  as of  which  the  Units  are  to be
                                      valued for purposes of  repurchase is less
                                      than  one  year  following  the  date of a
                                      Member's  investment in the Fund.  The fee
                                      is  intended  to offset  costs  associated
                                      with  short-term  investments in the Fund.
                                      If applicable,  the repurchase fee will be
                                      deducted before payment of the proceeds of
                                      a  repurchase.  The Board of Managers will
                                      also consider the following factors, among
                                      others,  in making a  determination  as to
                                      whether  to make an  offer  to  repurchase
                                      Units  from   Members:   (i)  whether  any
                                      Members   have   requested   the  Fund  to
                                      repurchase their Units; (ii) the liquidity
                                      of  the  Fund's  assets   (including   the
                                      liquidity  of  investments   held  by  the
                                      Master Fund);  (iii) the investment  plans
                                      and working  capital  requirements  of the
                                      Fund; (iv) the relative economies of scale
                                      with respect to the size of the Fund;  (v)
                                      the  history  of the Fund in  repurchasing
                                      Units; (vi) the economic  condition of the
                                      securities   markets;    and   (vii)   the
                                      anticipated   tax   consequences   of  any
                                      proposed   repurchases   of  Units.   (SEE
                                      "Redemptions,  Repurchases  of  Units  and
                                      Transfers -- No Right of Redemption" and "
                                      -- Repurchases of Units.")

                                      The Company Agreement  generally  provides
                                      that the  Fund  will be  dissolved  if the
                                      Units of any Member  that has  submitted a
                                      written   request  to  the  Fund  for  the
                                      repurchase   of  all  of  its  Units,   in
                                      accordance  with the terms of the  Company
                                      Agreement, is not repurchased by the Fund within a period of two years following the date the request is received by the Fund.

                                      If a repurchase offer is oversubscribed by
                                      Members who tender  Units for  repurchase,
                                      the Fund will  repurchase  only a PRO RATA
                                      portion  of the  Units  tendered  by  each
                                      Member. In addition,  a Member who tenders
                                      for repurchase only a portion of its Units
                                      will be  required  to  maintain  a minimum
                                      capital account balance of $50,000 (or any
                                      lower amount equal to the Member's initial
                                      purchase amount net of any sales load), or
                                      such other amount as is  determined by the
                                      Board of Managers.  The Fund maintains the
                                      right  to   reduce   the   amount   to  be
                                      repurchased from a Member so that the required minimum capital account balance is maintained.

                                      The Fund may redeem  Units if, among other
                                      reasons,  ownership  of  the  Units  by  a
                                      Member  would  cause the Fund,  the Master
                                      Fund or the Adviser to be in violation of,
                                      or   subject   the   Fund  to   additional
                                      registration  or  regulation   under,  the
                                      securities,  commodities  or other laws of
                                      the   U.S.    or   any   other    relevant
                                      jurisdiction.

TAXATION                             [Counsel to the Fund will render an opinion
                                      that  the  Fund  will be  classified  as a
                                      partnership  and  not  as  an  association
                                      taxable as a  corporation  for Federal tax
                                      purposes.  Counsel  to the Fund  will also
                                      render an opinion that, under a "facts and
                                      circumstances"  test, the Fund will not be
                                      treated as a "publicly traded partnership"
                                      taxable as a corporation. Accordingly, the
                                      Fund  should  not be  subject  to  Federal
                                      income  tax,   and  each  Member  will  be
                                      required to report on its own annual tax return such Member's distributive share of the Fund's taxable income or loss.

                                      If it were determined that the Fund should
                                      be treated as an association or a publicly
                                      traded    partnership    taxable    as   a
                                      corporation  (as a result of a  successful
                                      challenge  to  the  opinions  rendered  by
                                      counsel  to the  Fund or  otherwise),  the
                                      taxable   income  of  the  Fund  would  be
                                      subject to corporate income tax and any distributions of profits from the Fund would be treated as dividends. (SEE "Tax Aspects.")]

ERISA PLANS                           Investors  subject  to ERISA may  purchase
                                      Units. The Fund does not intend to utilize
                                      leverage  in  connection  with its trading
                                      activities.   The   Portfolio   Funds  may
                                      utilize  leverage in connection with their
                                      trading  activities.  Therefore,  a Member
                                      that is an Individual  Retirement  Account
                                      or an ERISA  Plan  may  incur  income  tax
                                      liability with respect to its share of the
                                      net   profits    from   these    leveraged
                                      transactions     and     certain     other
                                      transactions,   to  the  extent  they  are
                                      treated  as  giving  rise  to   "unrelated
                                      business  taxable  income."  To the extent
                                      the Fund  invests its assets in  Portfolio
                                      Funds that are treated as corporations for
                                      Federal income tax purposes, including the
                                      foreign  Portfolio Funds in which the Fund
                                      invests,    Members   will   not   receive
                                      "unrelated  business  taxable income." The
                                      Fund will provide to  tax-exempt  entities
                                      that   are   Members    such    accounting
                                      information as is available to the Fund to assist the Members in reporting "unrelated business taxable income" for income tax purposes.

                                      It is  possible  that  25% or  more of the
                                      aggregate  net  asset  value of a class of
                                      Units  may  be  held  by   "benefit   plan
                                      investors" (as defined in Section 3(42) of
                                      ERISA).  However,   because  the  Fund  is
                                      registered as an investment  company under
                                      the  1940  Act,  the  assets  of the  Fund
                                      should  not be  treated  as "plan  assets"
                                      under  ERISA.  Investment  in the  Fund by
                                      entities subject to ERISA requires special
                                      consideration.  Trustees or administrators
                                      of these  entities  are urged to carefully
                                      review  the  matters   discussed  in  this
                                      Prospectus. (SEE "ERISA Considerations.")

REPORTS TO MEMBERS                    The Fund will  furnish  to Members as soon
                                      as  practicable  after  the  end  of  each
                                      taxable  year  such   information   as  is
                                      necessary  for  them  to  complete   their
                                      income tax or information returns, along with any other tax information required by law.

                                      THE  FUND'S   ABILITY  TO  PROVIDE   FINAL
                                      SCHEDULES K-1 TO MEMBERS FOR ANY GIVEN TAX
                                      YEAR  PRIOR TO  APRIL 15 OF THE  FOLLOWING
                                      YEAR WILL DEPEND UPON WHEN IT RECEIVES THE
                                      REQUISITE   INFORMATION   FROM   PORTFOLIO
                                      FUNDS.  (SEE  "ADDITIONAL  RISK FACTORS --
                                      SPECIAL     RISKS     OF     MULTI-MANAGER
                                      STRUCTURE.")   THE   FUND   WILL   PROVIDE
                                      SCHEDULES K-1 AS SOON AS PRACTICABLE AFTER
                                      IT  RECEIVES  ALL  NECESSARY  INFORMATION.
                                      HOWEVER,  DELAYS FREQUENTLY OCCUR. MEMBERS
                                      SHOULD  THEREFORE  BE  PREPARED  TO OBTAIN
                                      EXTENSIONS  OF THE FILING  DATES FOR THEIR
                                      FEDERAL,   STATE  AND  LOCAL   INCOME  TAX
                                      RETURNS, IF ANY.

                                      The Fund will send  Members  an  unaudited
                                      semi-annual  and an audited  annual report
                                      within  60 days  after  the  close  of the
                                      period for which the report is being made,
                                      or as otherwise  required by the 1940 Act.
                                      Members   also  will  be  sent   quarterly
                                      reports regarding the Fund's operations after the end of each quarter. Any Member may request from the Adviser an estimate, based on unaudited data, of the net asset value of the Fund as of the end of any calendar month.

TERM The Fund's term is perpetual unless the Fund is otherwise terminated under the terms of the Company Agreement.

FISCAL YEAR AND TAXABLE YEAR          For accounting purposes, the Fund's fiscal
                                      year is the 12-month period ending on March 31. The first fiscal period of the Fund will end on March 31, [2010]. The
                                      12-month period ending December 31 of each year is the taxable year of the Fund.

ADMINISTRATOR                         Pursuant  to an  administration  agreement
                                      (the  "Administration   Agreement"),   SEI
                                      Investments  Global  Funds  Services  (the
                                      "Administrator")      provides     various
                                      administrative   services   to  the  Fund,
                                      including   fund   accounting,    investor
                                      accounting    and    taxation    services,
                                      maintaining  the  register of the Fund and
                                      generally  performing all actions  related
                                      to the  issuance  and  transfer  of Units;
                                      performing   all  acts   related   to  the
                                      repurchase of Units;  and  performing  all
                                      other  clerical   services   necessary  in
                                      connection with the  administration of the
                                      Fund.  The   Administrator   may  delegate
                                      certain of its  administrative  functions.
                                      The  Administrator   also  serves  as  the
                                      transfer agent for the Units.

                                      Pursuant to the Administration Agreement, the Administrator provides or arranges for the provision of similar administrative services to the Master Fund.

CUSTODIAN AND ESCROW AGENT            SEI Private  Trust  Company  serves as the
                                      custodian for the assets of the Fund and the Master Fund. UMB Bank, n.a. serves as the escrow agent for the assets of the Fund.

                            SUMMARY OF FUND EXPENSES

     The following table illustrates the expenses and fees that the Fund expects to incur and that investors can expect to bear.

  INVESTOR TRANSACTION EXPENSES
     Maximum Sales Load (as a percentage of offering price) (1)..............................    2.00%
     Repurchase Fee (as percentage of value of Units repurchased)............................    2.00%
     (applies to repurchases of Units less than one year after date of investment)

  ANNUAL EXPENSES (as a percentage of net assets attributable to Units)
     Management Fee (2)......................................................................    0.75%
     Other Expenses (3)......................................................................    [__]%
     Acquired Fund Fees and Expenses (4).....................................................    [__]%
     Total Annual Expenses (5)...............................................................    [__]%
            Less: Amount Paid or Absorbed Under Expense Limitation Agreement (5).............  ([__]%)
     Net Annual Expenses (5).................................................................    [__]%
-------------

(1) In connection with initial and additional investments, investors may be charged a sales load of up to 2% of the amounts transmitted in connection with their capital contributions. No sales load will be charged to certain types of investors. (SEE "Purchases of Units --Distribution and Member Services.")

(2) Includes only the Master Fund Management Fee. The Fund's Management Fee is NOT reflected in this table since, under the Advisory Agreement, the Fund is not subject to the Management Fee so long as substantially all of the Fund's assets are invested in the Master Fund.

(3) Reflects all expected ordinary operating expenses for the current fiscal year, including organization and offering expenses, a Distribution Fee of 0.85% and a Member Servicing Fee of 0.15%. "Other Expenses" include ordinary operating expenses of the Master Fund (including a Master Fund Administration Fee, but not the Master Fund Management Fee, which is noted separately in the table) that are expected to be borne by the Fund for the current fiscal year. "Other Expenses" do not include any fees or expenses charged by a Portfolio Fund (which are reflected separately under "Acquired Fund Fees and Expenses"). The amount of the Fund's average net assets used in calculating this percentage was based on anticipated net proceeds of approximately $[___] from this offering. For a more complete description of the various fees and expenses of the Fund, see "Fees and Expenses," "The Adviser" and "Purchases of Units."

(4) Includes the fees and expenses of the Portfolio Funds in which the Master Fund is already invested and intends to invest based upon the anticipated net proceeds from this offering. Specifically, a Portfolio Fund is generally expected to be subject to management fees that range between 1.0%-2.0% of the total net assets managed by a Portfolio Manager and performance fees or incentive allocations that range between 15%-25% of its net capital appreciation (if any). Fees and expenses of Portfolio Funds are based on historic fees and expenses. Future Portfolio Funds' fees and expenses may be substantially higher or lower because certain fees are based on the performance of the Portfolio Funds, which may fluctuate over time. The amount of the Fund's average net assets used in calculating this percentage was based on anticipated net proceeds of approximately $[___] from this offering.

(5) This amount is estimated based on expenses expected to be incurred during the first fiscal year. The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the "Expense Limitation Agreement") under which the Adviser (or its affiliate) has agreed to pay or absorb the ordinary operating expenses of the Fund (including organization and offering expenses as well as the portion of the Master Fund's fees and expenses borne by the Fund, but excluding any Portfolio Fund fees and expenses, interest, brokerage commissions and extraordinary expenses of the
     Fund) to the extent necessary to limit the ordinary operating expenses of the Fund to 2.25% per annum of the Fund's average monthly net assets (the "Expense Limitation"). In consideration of the Adviser's agreement to limit the Fund's expenses, the Fund will carry forward the amount of expenses paid or absorbed by the Adviser (or its affiliate) in excess of the Expense Limitation, for a period not to exceed three years from the end of the fiscal year in which they were incurred, and will reimburse the Adviser (or its affiliate) such amounts. Reimbursement will be made as promptly as possible, but only to the extent it does not cause the Fund's ordinary operating expenses for any year to exceed the Expense Limitation in effect at the time of reimbursement. The Expense Limitation Agreement will remain in effect until terminated by the Fund. None of the fees charged to the Master Fund by a Portfolio Fund will be subject to the Expense Limitation Agreement. (SEE "Fees and Expenses.")

     The purpose of the table above and the example below is to assist prospective investors in understanding the various costs and expenses investors in the Fund will bear directly or indirectly. For a more complete description of the various fees and expenses of the Fund, see "The Adviser," "Fees and Expenses" and "Purchases of Units." "Other Expenses," as shown above, is based on anticipated net proceeds of $[______] from this offering.

EXAMPLE:

     The example below is based on the fees and expenses set forth above and assumes that the Expense Limitation Agreement remains in effect (and also reflects the maximum 2% sales load that may be assessed on a $50,000 investment in the Fund). IT SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The Fund's actual rate of return may be greater or less than the hypothetical 5% return assumed in the example.

     An investor would pay the following expenses on a $50,000 investment, assuming a 5% annual return:*

           1 YEAR             3 YEARS             5 YEARS             10 YEARS
           ------             -------             -------             --------
          $[____]             $[____]             $[____]             $[____]

----------------
* On an investment of $1,000, the Example would be as follows:

EXAMPLE:

     An investor would pay the following expenses on a $1,000 investment, assuming a 5% annual return:

           1 YEAR             3 YEARS             5 YEARS             10 YEARS
           ------             -------             -------             --------
          $[____]             $[____]             $[____]             $[____]

                     FINANCIAL HIGHLIGHTS OF THE MASTER FUND

     Upon commencement of operations, Robeco-Sage Multi-Strategy TEI Fund, L.L.C. (the "Fund") will invest substantially all of its assets in Robeco-Sage Multi-Strategy TEI Master Fund, L.L.C. (formerly known as Robeco-Sage Triton Master Fund, L.L.C.) (the "Master Fund"). As of October 1, 2008, Robeco-Sage Triton Fund, L.L.C. (the "Other Feeder Fund") transferred substantially all of its assets to the Master Fund. As of that date, the Master Fund's portfolio consisted entirely of the Other Feeder Fund's investments on September 30, 2008. The Fund and the Master Fund have the same investment objective and substantially the same investment policies as those of the Other Feeder Fund. Because the Fund is newly formed, we have included below the financial information for the Master Fund.

     The information contained in the table below sets forth selected financial information of the Master Fund and reflects the fees and expenses of the Master Fund, which are lower than those of the Fund because, unlike the Fund, the Master Fund is not subject to an ongoing Distribution Fee of 0.85% or an ongoing Member Servicing Fee of 0.15%. The financial information contained in the table below sets forth selected information derived from: (i) the financial statements contained in the Master Fund's annual report for the fiscal year ended March 31, 2009 (the "Master Fund Annual Report") which has been audited by [ ]; and (ii) the Master Fund's unaudited semi-annual report for the six-month period ended September 30, 2009 (the "Master Fund Semi-Annual Report"). [ ]'s report, along with the Master Fund's financial statements, are included in the Master Fund Annual Report. The Master Fund Annual Report and the Master Fund Semi-Annual Report, as well as the annual report and semi-annual report of the Other Feeder Fund, containing the financial statements of the Other Feeder Fund, have been filed with the Securities and Exchange Commission (the "SEC") and are available on the SEC's website at www.sec.gov, and are also available upon request by calling (866) 773-7145. The Master Fund's financial statements for the fiscal year ended March 31, 2009 and for the six-month period ended September 30, 2009 are included in the Fund's Statement of Additional Information, dated [_______], 2010 (the "SAI"), which is available upon request from the Fund.


                                                                                    For the period October 1, 2008
                                                       For the six-month period      (commencement of operations)
                                                       ended September 30, 2009          through March 31, 2009
                                                             (unaudited)                      (audited)
                                                            ------------                     ------------

PER UNIT OPERATING PERFORMANCE
Beginning net asset value                                               $912.59                     $1,000.00
Income/(loss) from operations:
  Net investment loss*                                                    (6.89)                        (6.58)
  Net realized and unrealized appreciation/(depreciation)
      from Portfolio Funds                                                88.20                        (80.83)
                                                                ----------------              -----------------
Net change in net assets resulting from operations                        81.31                        (87.41)
                                                                ----------------              -----------------
Ending net asset value                                                  $993.90                       $912.59
                                                                ================              =================

Total Return                                                               8.91(1)                      (8.74)(1)

Net assets, end of period (000's)                                      $105,415                       $99,357

RATIOS TO AVERAGE NET ASSETS
Expenses (2)                                                               1.44%(3)                      1.46%(3)

Net investment loss                                                       (1.43)%(3)                    (1.44)%(3)

Portfolio turnover rate                                                   15.48%(4)                     20.35%(4)

* Per share calculations were performed using average shares for the period.

(1) Total return is for the period indicated and has not been annualized.

(2) Expenses of Portfolio Funds are not included in the expense ratio.

(3) Annualized.

(4) Not Annualized.

NOTE: THE EXPENSE RATIOS, THE NET INVESTMENT LOSS RATIO, AND THE TOTAL RETURN PERCENTAGES ARE CALCULATED FOR THE MEMBERS TAKEN AS A WHOLE. THE COMPUTATION OF SUCH RATIOS AND RETURN BASED ON THE AMOUNT OF EXPENSES CHARGED TO ANY SPECIFIC MEMBER MAY VARY FROM THE OVERALL RATIOS PRESENTED IN THE FINANCIAL STATEMENTS AS A RESULT OF THE TIMING OF CAPITAL TRANSACTIONS.

                                    THE FUND

     The Fund is a newly formed Delaware limited liability company that is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, closed-end, management investment company. The Fund invests substantially all of its assets in the Master Fund, a Delaware limited liability company that is also registered under the 1940 Act. This form of investment structure is commonly known as a "master/feeder fund" arrangement. The Master Fund has the same investment objective and substantially the same investment policies as those of the Fund.

     The Fund's principal office is located at c/o Robeco Investment Management, Inc., 909 Third Avenue, 32nd Floor, New York, New York, 10022, and its telephone number is (212) 908-9660. Responsibility for the overall management and supervision of the operations of the Fund is vested in the individuals who serve on the board of managers of the Fund (the "Board of Managers"). Investors who purchase units of limited liability company interests in the Fund ("Units") in the offering being made hereby will become members of the Fund ("Members").

                        USE OF PROCEEDS; CASH EQUIVALENTS

     The net proceeds of the offering of Units (after payment of expenses) are expected to be invested at all times in accordance with the investment objective and policies of the Fund. During periods of adverse market conditions in the securities markets, as determined by the Adviser (as defined below), the Fund or the Master Fund may temporarily invest all or any portion of its assets in high quality fixed-income securities, money market instruments or shares of money market funds, or may hold its assets as cash. The Fund and the Master Fund also may invest in money market instruments or shares of money market funds, or hold cash, for liquidity purposes. (SEE "Investment Practices and Related Risk Factors -- Money Market Instruments.") The Portfolio Managers may also invest in such cash equivalents.

                                    STRUCTURE

     The Fund is a specialized investment vehicle that combines many of the features of a hedge fund with those of a closed-end investment company. Hedge funds are unregistered, commingled asset pools that are often aggressively managed and offered in large minimum denominations (often over $1 million) through private placements to a limited number of high net worth individuals and institutional investors. The investment advisers of these funds are typically compensated through asset-based fees and performance-based allocations. Closed-end investment companies are 1940 Act registered pools typically organized as corporations or business trusts that usually are managed more conservatively than most hedge funds. They generally impose relatively modest minimum initial investment requirements (often less than $2,000) and are publicly offered to a broad range of investors. The managers of these companies are typically compensated through asset-based (but not performance-based) fees.

     The Fund is similar to a hedge fund in that, through its investment in the Master Fund, its assets are actively managed and Units are generally sold subject to a minimum initial investment requirement of $50,000 to high net worth individuals and institutional investors. In addition, the managers of the investment funds in which the assets of the Master Fund are invested typically are entitled to receive asset-based and performance-based compensation. Like other closed-end investment companies, however, the Fund has registered under the 1940 Act to be able to offer Units without limiting the number of investors that can participate in its investment program, and the Fund has also registered its Units under the 1933 Act.

                               INVESTMENT PROGRAM

INVESTMENT OBJECTIVE

     The Fund's investment objective is to achieve long-term capital appreciation while attempting to reduce risk and volatility. The Fund seeks to accomplish its investment objective by investing substantially all of its assets in the Master Fund. The Master Fund, in turn, invests its assets primarily in foreign hedge funds and other similar investment vehicles ("Portfolio Funds") that are managed by a select group of portfolio managers ("Portfolio Managers") that invest in a variety of financial markets and utilize a broad range of alternative investment strategies.

     At present, there are a number of money managers whose services are not generally available to the investing public. These managers, who generally place stringent restrictions on the number of persons whose money they will manage, employ a wide variety of investment strategies and techniques. By investing through this diverse group, the Master Fund seeks to provide investors with access to the varied skills and expertise of these managers while at the same time seeks to lessen the risks and volatility associated with investing through any single money manager. An investment in the Fund also enables investors to avoid, to a significant extent, the high minimum investment requirements typically imposed on individual investors by Portfolio Managers.

     The Master Fund expects to invest among broad categories of investment strategies and techniques. Robeco Investment Management, Inc. (the "Adviser") will not follow a rigid investment policy which would limit the Master Fund from participating in any single market, strategy or investment. Portfolio Managers are permitted to utilize leverage and invest in long and short positions in equities, options, warrants, fixed income securities, financial and commodity futures, currency forwards, over-the-counter derivative instruments, securities that lack active public markets, repurchase and reverse repurchase agreements, preferred stocks, convertible bonds and other financial instruments. When they determine that such an investment policy is warranted, Portfolio Managers may invest without limitation in cash and cash equivalents.

     PORTFOLIO MANAGER SELECTION PROCESS. It is the responsibility of the Adviser to research and determine the identity of the Portfolio Managers, to satisfy itself as to the suitability of the terms and conditions of the investment companies they manage (or, where relevant, to negotiate the respective investment advisory agreements) and to allocate and reallocate the Master Fund's assets among Portfolio Managers. The Adviser will allocate the Master Fund's assets among Portfolio Managers using its proprietary knowledge and experience to seek the optimal mix of investment sectors and styles given its outlook for the economic and investment environment. The Master Fund will not invest more than 20% of its net asset value (measured at the time an investment is made) in the investment program of any single Portfolio Manager.

     The Adviser is responsible for selecting Portfolio Managers and determining the portion of the Master Fund's assets to be allocated to each Portfolio Manager. Portfolio Managers are generally chosen on the basis of some or all of the following selection criteria established by the Adviser, including an analysis of the Portfolio Manager's performance during various time periods and market cycles, the Portfolio Manager's reputation, experience, training and investment philosophy and policies, whether the Portfolio Manager has an identifiable track record and/or the degree to which the Portfolio Manager has a personal investment in the investment program. In addition, the Portfolio Manager's ability to provide requested reporting and its internal controls are considered. Prior to investing with a Portfolio Manager, the Adviser will meet with the Portfolio Manager to discuss the Portfolio Manager's investment program and organization. Portfolio Managers generally will be compensated on terms which will usually include asset-based and performance-based fees or allocations made by, or charged to, the relevant Portfolio Fund.

     Portfolio Managers may invest in a wide range of instruments, including, but not limited to, U.S. and foreign equities and equity-related instruments, currencies, commodities, futures and fixed income and other debt-related instruments, cash and cash equivalents, options and warrants. The Adviser expects that Portfolio Managers will utilize both over-the-counter and exchange traded instruments (including derivative instruments), trade on margin and engage in short sales. In addition, Portfolio Managers are permitted to utilize leverage, without limit.

     The Master Fund's multi-asset, multi-manager structure seeks to take advantage of broad market opportunities. The Master Fund will not follow a rigid investment policy that would restrict it from participating in any market, strategy or investment. In fact, subject to certain limitations described herein, the Master Fund's assets may be deployed in whatever markets or strategies are deemed appropriate under prevailing economic and market conditions to attempt to achieve long-term capital appreciation. The Adviser seeks to monitor each Portfolio Manager on a regular basis, by reviewing, among other things, information on performance, portfolio exposures and risk characteristics. The identity and number of Portfolio Managers is likely to change over time. The Adviser may withdraw from or invest in different Portfolio Funds without prior notice to, or the consent of, the Members.

     The Adviser has developed a disciplined and detailed program for identifying, evaluating and monitoring Portfolio Managers. After allocating assets to a Portfolio Manager, the Adviser reviews the Portfolio Manager's investment performance and other factors in determining whether allocation of the Master Fund's assets to the Portfolio Manager continues to be appropriate.

     As noted above, Portfolio Managers generally conduct their investment programs through Portfolio Funds. Portfolio Funds in which the Master Fund invests are not expected to be registered under the 1940 Act.

     PORTFOLIO FUNDS AND PORTFOLIO ACCOUNTS. The Master Fund invests its assets primarily in Portfolio Funds. Although it is not currently anticipated, the Master Fund may on occasion retain one or more Portfolio Managers to manage and invest designated portions of the Master Fund's assets (either as separately managed accounts or by creating separate investment vehicles in which a Portfolio Manager will serve as general partner of the vehicle and the Master Fund will be the sole limited partner). Any arrangement in which the Master Fund retains a Portfolio Manager to manage a separate account or separate investment vehicle is referred to as a "Portfolio Account." Portfolio Managers for which such an investment vehicle is formed and Portfolio Managers who manage assets directly for the Master Fund on a managed account basis are collectively referred to as "Sub-Managers."

     The Master Fund will limit its investment position in any one Portfolio Fund to less than 5% of the Portfolio Fund's outstanding voting securities, absent an order of the SEC (or assurances from the SEC staff) under which the Master Fund's contribution and withdrawal of capital from a Portfolio Fund in which it holds 5% or more of the outstanding interests will not be subject to various 1940 Act prohibitions on affiliated transactions. The Master Fund also is not required to adhere to this 5% investment limitation to the extent that it relies on certain SEC rules that provide exemptions from 1940 Act prohibitions on affiliated transactions. However, to facilitate investments in smaller Portfolio Funds deemed attractive by the Adviser, the Master Fund may purchase non-voting securities of, or irrevocably waive its right to vote its interests in, Portfolio Funds. This determination is generally made by the Adviser, in consultation with counsel to the Master Fund. In this regard, the board of managers of the Master Fund (the "Master Fund Board") has adopted procedures relating to the Master Fund's waiver of voting rights, for purposes of assuring adherence to the foregoing limitations. Although the Master Fund may hold non-voting interests, the 1940 Act and the rules and regulations thereunder may nevertheless require the Master Fund to limit its position in any one Portfolio Fund, if investments in a Portfolio Fund by the Master Fund will equal or exceed 25% of the Portfolio Fund's assets, or such lower percentage limit as may be determined by the Master Fund in consultation with its counsel. These restrictions could change from time to time as applicable laws, rules or interpretations thereof are modified.

     PORTFOLIO FUND INVESTMENT PRACTICES. Unregistered investment funds typically provide greater flexibility than traditional investment funds (E.G., registered investment companies) as to the types of securities that may be owned, the types of trading strategies that may be employed and, in some cases, the amount of leverage that may be used. Portfolio


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


Managers utilized by the Master Fund may invest and trade in a wide range of securities, financial instruments and markets and may pursue a variety of investment strategies. These investments may include, but are not limited to, U.S. and foreign equity and fixed income securities. The investment programs of Portfolio Managers may also involve the use of a variety of sophisticated investment techniques, for both hedging and non-hedging purposes, including: short sales of securities; use of leverage (I.E., borrowing money for investment purposes); and transactions in derivative securities and other financial instruments such as swaps, stock options, index options, futures contracts and options on futures. These techniques may, in some cases, be an integral part of a Portfolio Manager's investment program and involve significant risks. Portfolio Managers are generally not limited in the markets (either by location or type, such as large capitalization, small capitalization or foreign markets) in which they invest or the investment discipline that they may employ (such as value or growth or bottom-up or top-down analysis).

     For purposes of complying with applicable investment restrictions and investment limitations imposed by the 1940 Act, the Master Fund will "look through" to the underlying investments of any Portfolio Account that the Master Fund may establish. However, Portfolio Funds in which the Master Fund invests are not subject to the investment restrictions of the Fund or the Master Fund and, unless registered under the 1940 Act, are not subject to any of the investment limitations imposed by the 1940 Act.

     TEMPORARY INVESTMENTS. During periods of adverse market conditions in the securities markets, as determined by the Adviser, the Fund or the Master Fund may temporarily invest all or any portion of its assets in high quality fixed-income securities, money market instruments or shares of money market funds, or may hold its assets as cash. The Fund and the Master Fund also may invest in money market instruments or shares of money market funds, or hold cash, for liquidity purposes. (SEE "Investment Practices and Related Risk Factors -- Money Market Instruments.")

     THE FUND'S INVESTMENT PROGRAM IS SPECULATIVE AND ENTAILS SUBSTANTIAL RISKS. THERE CAN BE NO ASSURANCE THAT THE INVESTMENT OBJECTIVES OF THE FUND, THE MASTER FUND OR ANY PORTFOLIO FUND WILL BE ACHIEVED OR THAT THEIR INVESTMENT PROGRAMS WILL BE SUCCESSFUL. IN PARTICULAR, USE OF LEVERAGE, SHORT SALES AND DERIVATIVE TRANSACTIONS BY PORTFOLIO MANAGERS, AND LIMITED DIVERSIFICATION CAN, IN CERTAIN CIRCUMSTANCES, RESULT IN SIGNIFICANT LOSSES TO THE MASTER FUND, AND, THEREFORE, THE FUND. INVESTORS SHOULD CONSIDER THE FUND AS A SUPPLEMENT TO AN OVERALL INVESTMENT PROGRAM AND SHOULD INVEST ONLY IF THEY ARE WILLING TO UNDERTAKE THE RISKS INVOLVED. INVESTORS IN THE FUND COULD LOSE SOME OR ALL OF THEIR INVESTMENT.

INVESTMENT STRATEGIES

     The Master Fund seeks to provide investors with exposure to a mix of hedge fund strategies by investing in Portfolio Funds. The Adviser follows a well-developed investment process consisting of a rigorous evaluation of Portfolio Managers.

     The Portfolio Managers with whom the Master Fund invests may employ one or more of the investment strategies discussed below, among others. The discussion of particular strategies below is not, in any way, intended to predict the mix of strategies that will be represented in the Fund's portfolio. In fact, only a limited selection of the depicted strategies may be represented in the portfolio.

                         CONTROLLED RISK/RELATIVE VALUE

     Controlled risk/relative value investing involves taking simultaneous long and short positions in closely-related markets. This strategy relies on the exploitation of market inefficiencies, without speculating on the direction of interest rates, currency exchange rates or equity prices, and without assuming an unhedged exposure to any particular market.

       o CONVERTIBLE ARBITRAGE. Convertible arbitrage involves the purchase of an undervalued convertible bond, while hedging with a short position in the underlying equity. The future relationship of the prices of the two securities can be reasonably predicted, and profits are made as the price of the convertible bond converges to its fair value.

       o MORTGAGE-BACKED SECURITIES ARBITRAGE. This investment technique exploits relative-value inefficiencies in the mortgage-backed securities market. Undervalued assets are purchased and hedged and overvalued assets are sold short, resulting in a positive return to the investor regardless of movements in interest rates or the incidence of mortgage prepayments.

       o CLOSED-END FUND ARBITRAGE. This strategy involves the purchase of closed-end funds trading at significant discounts to their portfolio values. The Portfolio Manager hopes to profit from the mispricing of the closed-end fund's net asset value and the value of the fund's underlying financial instruments, but Portfolio Managers typically hedge these positions through index options or futures that closely represent the make-up of the specific closed-end fund or the market in general.

       o MULTI-STRATEGY ARBITRAGE. Multi-strategy arbitrage funds utilize a combination of arbitrage techniques to achieve their performance objective. The most common arbitrage strategies used include merger arbitrage, convertible arbitrage, equity and statistical arbitrage, and fixed-income arbitrage. These Portfolio Managers have the unique ability to shift capital across strategies based on the market environment and the opportunities available in the financial markets.

                                  EVENT-DRIVEN

     Event-driven investing is a strategy that focuses on the securities of companies undergoing some material structural changes. These changes can come in the form of mergers, acquisitions and other transactions.

       o DISTRESSED/HIGH-YIELD. The distressed or high-yield strategy involves investing in the securities of companies experiencing financial or operational difficulties. These securities generally are of below investment grade quality and trade at substantial discounts to par value and, in part, each strategy is premised on the need for certain classes of investors to sell low-credit instruments. Profits are made based on two kinds of mispricings: (i) fundamental or intrinsic value; and (ii) relative value between comparable securities.

       o MERGER ARBITRAGE. Merger arbitrage entails investing in the securities of companies involved in mergers or acquisitions. In a typical stock acquisition transaction, merger arbitrageurs will purchase the stock of the target company and sell short the stock of the acquirer with the objective of realizing profits as the spread between the stock price of the target company converges with the stock price offered by the acquiring company. In a typical cash tender offer, this strategy may involve the purchase of the stock of the target company with the objective of profiting from the difference between the stock's current market price and the announced offer price. In both examples, the realization of profit depends on the consummation of the merger or acquisition. Other sources of income for this strategy include dividend payments and rebates net of expenses.

       o SPECIAL SITUATIONS. Special situation investing involves the purchase and sale of stocks of companies involved in spin-offs, capital structure reorganizations, liquidations and other similar corporate restructuring events. This strategy involves seeking profits by taking positions in financial instruments that become mispriced due to these special situations.

                                     EQUITY

     Equity investing involves the purchase and sale of listed equity and equity-related financial instruments usually based on fundamental research and analysis. Portfolio Managers may invest opportunistically in several sectors or they may be sector specialists.

       o LONG-BIASED EQUITY. Long-biased equity investing generally involves the purchase of financial instruments a Portfolio Manager believes are undervalued. Long-biased Portfolio Managers generally have low short exposure and maintain a net exposure usually in excess of 60% net long.

       o HEDGED-EQUITY. Hedged-equity investing involves the purchase of financial instruments that a Portfolio Manager believes are undervalued and the short sale of financial instruments the Portfolio Manager determines to be overvalued. Hedged-equity Portfolio Managers seek to manage market risk by varying their levels of long and short exposure.

       o SHORT-BIASED EQUITY. Short-biased equity investing involves the purchase and short sale of equity and equity-related financial instruments. A short sale involves selling the securities of issuers that the Portfolio Manager believes are overvalued based upon an assessment of the prospects of those issuers. Portfolio Managers using this strategy consider a wide range of factors in determining whether a security is overvalued, and may sell a security short because: (a) an issuer has negative cash flows; (b) the security has an exceedingly high market value relative to the value of the assets or the earnings or expected earnings of the issuer; or (c) the issuer is operating at a deficit. Short-biased Portfolio Managers will generally be net short and maintain higher exposures on the short side relative to the long side.

                                      MACRO

     Macro strategies involve taking long and short positions in financial instruments based on a top-down view of economic and capital market conditions. Portfolio Managers begin evaluating opportunities based on economic factors, working their way down to industry, sector, and company specific fundamentals. Investments are usually made in a wide variety of instruments including stocks, bonds, currencies, derivatives and commodities. Portfolio Managers pursuing macro strategies make judgments about the expected future price direction of these instruments and express that opinion by taking long or short positions in these instruments.

       o FUNDAMENTAL/OPPORTUNISTIC. Macro opportunistic Portfolio Managers use the top-down approach to identify long and short investment opportunities, and rely on a wide range of tools to assist in making these judgments, including, but not limited to, relying on instinct and human judgment. Interest rates, along with other economic indicators, are the main tools used in the research and security selection process.

       o SYSTEMATIC/SHORT-TERM TRADING. Systematic/short-term trading Portfolio Managers utilize proprietary computer-based models and trading strategies in seeking to profit from long and short investment opportunities. These Portfolio Managers usually employ very active, high portfolio turnover trading strategies in order to capture profits from shorter-term trading patterns and trends that emerge from macro-related factors.

       o COMMODITIES. Portfolio Managers in this area purchase and sell commodity futures and related options contracts based on supply and demand factors affecting pricing within each market. The commodity futures contracts traded may include agricultural commodities (such as corn, oats, wheat and oils), metals (such as gold, silver, copper, platinum and palladium), energy products (such as crude oil, gasoline, heating oil, natural gas, coal and propane), along with equity/bond index and currency futures. Certain Portfolio Managers also use commodity-related equities to implement their strategies.

NEGOTIATION OF TERMS

     In some cases, the Adviser actively negotiates the terms of an investment with a Portfolio Manager. The primary items that may be negotiated are management and incentive fees, liquidity and reporting transparency. These revised terms are typically reflected in a "side letter" that modifies the generic offering terms.

REDEMPTION OF INVESTMENTS

     When determined to be appropriate, the Adviser will withdraw the Master Fund's investment from a Portfolio Fund. These withdrawals can be for structural or strategic reasons (E.G., to emphasize a certain strategy based on market conditions) or for specific reasons (E.G., strategy/style drift; departure of key personnel; underperformance relative to peers or relative to expectations). Withdrawals may also be made to fund repurchase requests.

PORTFOLIO MANAGERS

     The identity and number of Portfolio Managers will change over time. The Adviser may withdraw from or invest in Portfolio Funds in its discretion. The retention of a Sub-Manager to manage a Portfolio Account is subject to the approval of the Board of Managers and the Master Fund's board of managers (the "Master Fund Board"), including a majority of the persons comprising the board of managers of each of the Fund and the Master Fund who are not "interested persons," as defined by the 1940 Act, of the Fund or the Master Fund. It is also subject to the approval of the Adviser. The retention of a Sub-Manager will in such cases also be subject to approval by investors in the Fund, unless the Fund seeks and obtains an order of the SEC exempting the Fund from this requirement. The Master Fund's participation in any Portfolio Account arrangement will be subject to the requirement that the Sub-Manager be registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and the Fund's and the Master Fund's contractual arrangements with the Sub-Manager will be subject to the requirements of the 1940 Act applicable to investment advisory contracts. The termination of Portfolio Managers and the addition of Portfolio Managers that do not manage Portfolio Accounts do not require the approval of investors in the Fund.

     Certain of the Portfolio Managers chosen for the Master Fund's portfolio may be registered as investment advisers under the Advisers Act, or similar state statutes. The Adviser does not require any Portfolio Managers it selects for the Fund or the Master Fund to be so registered.

BORROWING; USE OF LEVERAGE

     The Fund and the Master Fund generally do not expect to engage in borrowings other than on a short-term or temporary basis. Any borrowings by the Fund or the Master Fund, including borrowings by the Fund or Master Fund on behalf of Portfolio Accounts, are subject to a 300% asset coverage requirement under the 1940 Act. Portfolio Funds are not subject to this requirement (except for any Portfolio Funds that are registered under the 1940 Act). Because the Fund and the Master Fund generally intend to limit their use of leverage to borrowing money on a short-term or temporary basis, it is anticipated that investors that are exempt from Federal income tax will not incur "unrelated business taxable income" with respect to the Fund's or Master Fund's direct investments. However, there can be no assurance that any such borrowing will not be treated as giving rise to "unrelated business taxable income" by the Internal Revenue Service. Additionally, borrowing by a Portfolio Fund that is treated as a pass-through entity for U.S. tax purposes, and certain other transactions engaged in by such a Portfolio Fund, may also generate "unrelated business taxable income." (SEE "Tax Aspects.")

                  INVESTMENT PRACTICES AND RELATED RISK FACTORS

GENERAL

     All investments made by the Fund and the Master Fund risk the loss of capital. The Portfolio Managers may utilize such investment techniques as margin transactions, short sales, option transactions and forward and futures contracts, which practices can, in certain circumstances, maximize the adverse impact to which the Fund, through the Master Fund, may be subject. No guarantee or representation is made that the Fund's or the Master Fund's program will be successful, and investment results may vary substantially over time. (SEE "Investment Program.")

     This section discusses the types of financial instruments that are used by Portfolio Managers, the types of investment practices that may be used and the risk factors associated with these instruments and practices. The impact of a particular risk on a Portfolio Fund will, in turn, have a corresponding impact on the Master Fund and, therefore, the Fund.

     PAST RESULTS OF THE PORTFOLIO MANAGERS SELECTED BY THE ADVISER ARE NOT NECESSARILY INDICATIVE OF FUTURE PERFORMANCE. NO ASSURANCE CAN BE MADE THAT PROFITS WILL BE ACHIEVED OR THAT SUBSTANTIAL LOSSES WILL NOT BE INCURRED.

EQUITY SECURITIES

     Portfolio Funds' investments may include long and short positions in common stocks, preferred stocks and convertible securities of U.S. and foreign issuers. Portfolio Funds also may invest in depositary receipts relating to foreign securities. (SEE "Foreign Securities" below.) Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced.

     Portfolio Managers may invest in equity securities without restriction as to market capitalization, such as those issued by smaller capitalization companies, including micro cap companies. The prices of the securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies because these securities typically are traded in lower volume and the issuers typically are subject to greater changes in earnings and prospects. Portfolio Managers may purchase securities in all available securities trading markets.

     COMMON STOCKS. Common stocks are shares of a corporation or other entity that entitle the holder to a PRO RATA share of the profits, if any, of the entity without preference over any other shareholder or claim of shareholders, after making required payments to holders of the entity's preferred stock and other senior securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

     PREFERRED STOCKS. Preferred stock generally has a preference as to dividends, and upon the event of liquidation, a preference over an issuer's common stock, but ranks junior to debt securities in an issuer's capital structure. Preferred stock generally pays dividends in cash (or additional shares of preferred stock) at a defined rate, but unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer's common stock until all unpaid preferred stock dividends have been paid. Preferred stock may also be subject to optional or mandatory redemption provisions.

     CONVERTIBLE SECURITIES. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest that is generally paid or accrued on debt or a dividend that is paid or accrued on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics, in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying common stock due to their fixed-income characteristics and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases.

     The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed-income security.

     A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by a Portfolio Fund is called for redemption, a Portfolio Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse effect on a Portfolio Fund's ability to achieve its investment objective, which, in turn, could result in losses to the Fund.

BONDS AND OTHER FIXED-INCOME SECURITIES

     Portfolio Funds may invest in bonds and other fixed-income securities. Portfolio Managers will invest in these securities when they offer opportunities for capital appreciation and may also invest in these securities for temporary defensive purposes and to maintain liquidity.

     Fixed-income securities include, among other securities: bonds, notes and debentures issued by corporations; debt securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities ("U.S. Government Securities") or by a foreign government; municipal securities; and mortgage-backed and asset-backed securities. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations. Fixed-income securities are subject to the risk of the issuer's inability to meet principal and interest payments on its obligations (I.E., credit risk) and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (I.E., market risk).

     Portfolio Managers may invest in both investment grade and non-investment grade debt securities. Investment grade debt securities are securities that have received a rating from at least one nationally recognized statistical rating organization ("NRSRO") in one of the four highest rating categories or, if not rated by any NRSRO, have been determined by a Portfolio Manager to be of comparable quality. Non-investment grade debt securities (typically called "junk bonds") are securities that have received a rating from an NRSRO of below investment grade or have been given no rating, and are considered by the NRSRO to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Non-investment grade debt securities in the lowest rating categories may involve a substantial risk of default or may be in default. Adverse changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of non-investment grade debt securities to make principal and interest payments than is the case for higher grade debt securities. An economic downturn affecting an issuer of non-investment grade debt securities may result in an increased incidence of default. In addition, the market for lower grade debt securities may be thinner and less active than for higher grade debt securities.

FOREIGN SECURITIES

     Portfolio Managers may invest in securities of foreign issuers and in depositary receipts, such as American Depositary Receipts ("ADRs"), that represent indirect interests in securities of foreign issuers. Foreign securities in which Portfolio Managers may invest may be listed on foreign securities exchanges or traded in foreign over-the-counter markets. Investments in foreign securities are affected by risk factors generally not thought to be present in the U.S. These factors include, but are not limited to, the following: varying custody, brokerage and settlement practices; difficulty in pricing; less public information about issuers of foreign securities; less governmental regulation and supervision over the issuance and trading of securities than in the U.S.; the unavailability of financial information regarding the foreign issuer or the difficulty of interpreting financial information prepared under foreign accounting standards; less liquidity and more volatility in foreign securities markets; the possibility of expropriation or nationalization; the imposition of withholding and other taxes; adverse political, social or diplomatic developments; limitations on the movement of funds or other assets of a Portfolio Fund between different countries;
difficulties  in  invoking  legal  process  abroad  and  enforcing   contractual
obligations; and the difficulty of assessing economic trends in foreign countries. Moreover, governmental issuers of foreign securities may be unwilling to repay principal and interest due, and may require that the conditions for payment be renegotiated. Investment in foreign countries also involves higher brokerage and custodian expenses than does investment in domestic securities.

     Other risks of investing in foreign securities include changes in currency exchange rates (in the case of securities that are not denominated in U.S. dollars) and currency exchange control regulations or other foreign or U.S. laws or restrictions, or devaluations of foreign currencies. A decline in the exchange rate would reduce the value of certain of a Portfolio Fund's foreign currency denominated portfolio securities irrespective of the performance of the underlying investment. In addition, a Portfolio Fund may incur costs in connection with conversion between various currencies. The foregoing risks may be greater in emerging and less developed countries. (SEE "Investment Practices and Related Risk Factors -- Emerging Market Investments.")

     A Portfolio Fund may enter into forward currency exchange contracts ("forward contracts") for hedging purposes and non-hedging purposes to pursue its investment objective. Forward contracts are transactions involving a Portfolio Fund's obligation to purchase or sell a specific currency at a future date at a specified price. Forward contracts may be used by a Portfolio Fund for hedging purposes to protect against uncertainty in the level of future foreign currency exchange rates, such as when a Portfolio Fund anticipates purchasing or selling a foreign security. This technique would allow the Portfolio Fund to "lock in" the U.S. dollar price of the security. Forward contracts may also be used to attempt to protect the value of a Portfolio Fund's existing holdings of foreign securities. There may be, however, imperfect correlation between a Portfolio Fund's foreign securities holdings and the forward contracts entered into with respect to those holdings. Forward contracts may also be used for non-hedging purposes to pursue a Portfolio Fund's investment objective, such as when a Portfolio Manager anticipates that particular foreign currencies will appreciate or depreciate in value, even though securities denominated in those currencies are not then held in the Portfolio Fund's investment portfolio. There is no requirement that the Portfolio Funds hedge all or any portion of their exposure to foreign currency risks.

NON-DIVERSIFIED STATUS

     The Fund and the Master Fund are "non-diversified" investment companies. Thus, there are no percentage limitations imposed by the 1940 Act on the percentage of their assets that may be invested in the securities of any one issuer. Also, there generally are no requirements that the investments of Portfolio Funds be diversified. The portfolio of the Master Fund may, therefore, be subject to greater risk than the portfolio of a similar fund that diversifies its investments. To address this risk, the Master Fund will not invest more than 20% of its net asset value (measured at the time an investment is made) in the investment program of any single Portfolio Manager. The Adviser believes that this approach can help to reduce overall investment risk.

LEVERAGE

     Some or all of the Portfolio Managers may make margin purchases of securities and, in that regard, can borrow money from brokers and banks for investment purposes. This practice, which is known as "leverage," is speculative and involves certain risks. The Fund and the Master Fund may also borrow money for temporary or emergency purposes or in connection with the repurchase of Units.

     Trading equity securities on margin involves an initial cash requirement representing at least 50% of the underlying security's value with respect to transactions in U.S. markets and varying (typically lower) percentages with respect to transactions in foreign markets. Borrowings to purchase equity securities typically will be secured by the pledge of those securities. The financing of securities purchases may also be effected through reverse repurchase agreements with banks, brokers and other financial institutions.

     Although leverage can increase investment return if a Portfolio Fund earns a greater return on investments purchased with borrowed funds than it pays for the use of those funds, the use of leverage will decrease investment return if a Portfolio Fund fails to earn as much on investments purchased with borrowed funds as it pays for the use of those funds. The use of leverage will therefore magnify the volatility of changes in the value of investments held by Portfolio Funds that engage in this practice. In the event that a Portfolio Fund's equity or debt instruments decline in value, the Portfolio Fund could be subject to a "margin call" or "collateral call," pursuant to which the Portfolio Fund must either deposit additional collateral with the lender or suffer mandatory liquidation of the pledged securities to compensate for the decline in value. In the event of a sudden, precipitous drop in value of a Portfolio Fund's assets, the Portfolio Manager might not be able to liquidate assets quickly enough to pay off the Portfolio Fund's borrowing. Money borrowed for leveraging will be subject to interest costs that may or may not be recovered by return on the securities purchased. Portfolio Funds also may be required to maintain minimum average balances in connection with borrowings or to pay commitment or other fees to maintain lines of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

     The 1940 Act requires an investment company to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the investment company incurs the indebtedness (the "Asset Coverage Requirement"). This means that the value of an investment company's total indebtedness may not exceed one-third the value of its total assets (including such indebtedness). These limits do not apply to Portfolio Funds and, therefore, the Master Fund's portfolio may be exposed to the risk of highly leveraged investment programs of certain Portfolio Funds and the volatility of the value of an investment in the Fund may be great.

     In order to obtain "leveraged" market exposure in certain investments and to increase overall returns, a Portfolio Manager may purchase options and other synthetic instruments that do not constitute "indebtedness" for purposes of the Asset Coverage Requirement. These instruments may nevertheless involve significant economic leverage and therefore may, in some cases, involve significant risks of loss.

SHORT SALES

     Some or all of the Portfolio Managers may attempt to limit a Portfolio Fund's exposure to a possible market decline in the value of its portfolio securities through short sales of securities that the Portfolio Manager believes possess volatility characteristics similar to those being hedged. In addition, Portfolio Managers may use short sales for non-hedging purposes to pursue their investment objectives. For example, a Portfolio Fund may effect a short sale of a security if, in the Portfolio Manager's view, the security is over-valued in relation to the issuer's prospects for growth.

     To effect a short sale, a Portfolio Fund will borrow a security from a brokerage firm to make delivery to the buyer. The Portfolio Fund is then obligated to replace the borrowed security by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Portfolio Fund, which would result in a loss or gain, respectively. This investment technique is considered speculative. A short sale of a security involves the risk of an unlimited increase in the market price of the security which could result in an inability to cover the short position and thus a theoretically unlimited loss. There can be no assurance that securities necessary to cover a short position will be available for purchase.

REPURCHASE AGREEMENTS

     Repurchase agreements are agreements under which a Portfolio Fund or the Fund purchases securities from a bank that is a member of the Federal Reserve System, a foreign bank or a securities dealer that agrees to repurchase the securities from the Portfolio Fund at a higher price on a designated future date. If the seller under a repurchase agreement becomes insolvent, the Portfolio Fund's right to dispose of the securities may be restricted, or the value of the securities may decline before the Portfolio Fund is able to dispose of them. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before the repurchase of the securities under a repurchase agreement is accomplished, the Portfolio Fund may encounter a delay and incur costs, including a decline in the value of the securities, before being able to sell the securities. If the seller defaults, the value of the securities may decline before the Portfolio Fund is able to dispose of them. If a Portfolio Fund enters into a repurchase agreement that is subject to foreign law and the other party defaults, the Portfolio Fund may not enjoy protections comparable to those provided to certain repurchase agreements under U.S. bankruptcy law, and may suffer delays and losses in disposing of the collateral as a result.

REVERSE REPURCHASE AGREEMENTS

     Reverse repurchase agreements are a form of borrowing that involves a sale of a security by a Portfolio Fund to a bank or securities dealer and the Portfolio Fund's simultaneous agreement to repurchase that security for a fixed price (reflecting a market rate of interest) on a specific date. These transactions involve a risk that the other party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Portfolio Fund. Reverse repurchase transactions are a form of leverage and may increase the volatility of a Portfolio Fund's investment portfolio.

FOREIGN CURRENCY TRANSACTIONS

     Portfolio Funds may engage in foreign currency transactions for a variety of purposes, including to fix in U.S. dollars, between trade and settlement date, the value of a security a Portfolio Fund has agreed to buy or sell, or to hedge the U.S. dollar value of securities the Portfolio Fund already owns, particularly if a Portfolio Manager expects a decrease in the value of the currency in which the foreign security is denominated. Portfolio Funds may, in some cases, purchase and sell foreign currency for non-hedging purposes.

     Foreign currency transactions may involve the purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies, which would involve a Portfolio Fund agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the Portfolio Fund contracted to receive in the exchange. A Portfolio Manager's success in these transactions will depend principally on its ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.

MONEY MARKET INSTRUMENTS

     Portfolio Managers may, for defensive purposes or otherwise, invest some or all of a Portfolio Fund's assets in high quality fixed-income securities, money market instruments, and money market mutual funds, or hold cash or cash equivalents in such amounts as the Portfolio Manager deems appropriate under the circumstances. The Fund and the Master

Fund also may invest in these instruments for liquidity purposes. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less, and may include U.S. Government Securities, commercial paper, certificates of deposit and bankers' acceptances issued by domestic branches of United States banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements.

PURCHASING INITIAL PUBLIC OFFERINGS

     Portfolio Managers may purchase securities of companies in initial public offerings or shortly thereafter. Special risks associated with these securities may include a limited number of shares available for trading, unseasoned trading, lack of investor knowledge of the issuer and limited operating history. These factors may contribute to substantial price volatility for the shares of these companies and, thus, for Units. The limited number of shares available for trading in some initial public offerings may make it more difficult for a Portfolio Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing market prices. In addition, some companies in initial public offerings are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of these companies may be undercapitalized or regarded as developmental stage companies, without revenues or operating income, or the near-term prospects of achieving them.

SPECIAL INVESTMENT INSTRUMENTS AND TECHNIQUES

     Portfolio Managers may utilize a variety of special investment instruments and techniques (described below) to hedge the portfolios of the Portfolio Funds against various risks (such as changes in interest rates or other factors that affect security values) or for non-hedging purposes to pursue a Portfolio Fund's investment objective. These strategies may be executed through derivative transactions. The instruments the Portfolio Managers may use and the particular manner in which they may be used may change over time as new instruments and techniques are developed or regulatory changes occur. Certain of the special investment instruments and techniques that the Portfolio Managers may use are speculative and involve a high degree of risk, particularly in the context of non-hedging transactions.

     DERIVATIVES. Some or all of the Portfolio Managers may invest in, or enter into, derivatives ("Derivatives"). These are financial instruments which derive their performance, at least in part, from the performance of an underlying asset, index or interest rate. Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular Derivative and the portfolio as a whole. Derivatives permit a Portfolio Manager to increase or decrease the level of risk of an investment portfolio, or change the character of the risk, to which an investment portfolio is exposed in much the same way as the Portfolio Manager can increase or decrease the level of risk, or change the character of the risk, of an investment portfolio by making investments in specific securities.

     Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in Derivatives could have a large potential impact on a Portfolio Fund's performance.

     If a Portfolio Manager invests in Derivatives at inopportune times or judges market conditions incorrectly, such investments may lower a Portfolio Fund's return and result in a loss. A Portfolio Fund also could experience losses if Derivatives are poorly correlated with its other investments, or if a Portfolio Manager is unable to liquidate its position because of an illiquid secondary market. The market for many Derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for Derivatives.

     OPTIONS AND FUTURES. Portfolio Managers may utilize options and futures contracts. They also may use so-called "synthetic" options or other derivative instruments written by broker-dealers or other financial intermediaries. Options transactions may be effected on securities exchanges or in the over-the-counter market. When options are purchased over-the-counter, a Portfolio Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Such options may also be illiquid and, in such cases, a Portfolio Fund may have difficulty closing out its position. Over-the-counter options purchased and sold by the Portfolio Funds also may include options on baskets of specific securities.

     Portfolio Managers may purchase call and put options on specific securities, and may write and sell covered or uncovered call and put options for hedging purposes and non-hedging purposes to pursue their investment objectives. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price at any time prior to the expiration of the option. Similarly, a call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price at any time prior to the expiration of the option. A covered call option is a call option with respect to which a Portfolio Fund owns the underlying security. The sale of such an option exposes a Portfolio Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security. A covered put option is a put option with respect to which cash or liquid securities have been placed in a segregated account on a Portfolio Fund's books to fulfill the obligation undertaken. The sale of such an option exposes a Portfolio Fund during the term of the option to a decline in the price of the underlying security while depriving the Portfolio Fund of the opportunity to invest the segregated assets.

     A Portfolio Manager may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. A Portfolio Fund will realize a profit or loss if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, a Portfolio Manager would ordinarily make a similar "closing sale transaction," which involves liquidating the Portfolio Fund's position by selling the option previously purchased, although the Portfolio Manager would be entitled to exercise the option should it deem it advantageous to do so.

     Portfolio Managers may enter into futures contracts in U.S. domestic markets or on exchanges located outside the United States. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits a Portfolio Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or a Portfolio Fund could incur losses as a result of those changes. Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those which are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission.

     Engaging in these transactions involves risk of loss to the Portfolio Funds which could adversely affect the value of the Fund's net assets. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Portfolio Funds to substantial losses.

     Successful use of futures also is subject to the Portfolio Manager's ability to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

     Pursuant to regulations or published positions of the SEC, a Sub-Manager may be required to segregate permissible liquid assets in connection with its commodities transactions in an amount generally equal to the value of the underlying commodity. The segregation of such assets will have the effect of limiting the Sub-Manager's ability otherwise to invest those assets.

     Portfolio Managers may purchase and sell stock index futures contracts for the Portfolio Funds. A stock index future obligates a Portfolio Fund to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract's last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in such securities on the next business day.

      Portfolio Managers may purchase and sell interest rate futures contracts for the Portfolio Funds. An interest rate future obligates a Portfolio Fund to purchase or sell an amount of a specific debt security at a future date at a specific price.

     Portfolio Managers may purchase and sell currency futures. A currency future obligates a Portfolio Fund to purchase or sell an amount of a specific currency at a future date at a specific price.

     CALL AND PUT OPTIONS ON SECURITIES INDICES. Portfolio Funds may purchase and sell call and put options on stock indices listed on national securities exchanges or traded in the over-the-counter market for hedging purposes and non-hedging purposes to pursue their investment objective. A stock index fluctuates with changes in the market values of the stocks included in the index. Accordingly, successful use by a Portfolio Manager of options on stock indexes will be subject to the Portfolio Manager's ability to predict correctly movements in the direction of the stock market generally or of a particular industry or market segment. This requires different skills and techniques than predicting changes in the price of individual stocks.

     WARRANTS AND RIGHTS. Portfolio Funds may purchase warrants and rights. Warrants are derivative instruments that permit, but do not obligate, the holder to subscribe for other securities or commodities. Rights are similar to warrants, but normally have a shorter duration and are offered or distributed to shareholders of a company. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than certain other types of equity-like securities. In addition, the values of warrants and rights do not necessarily change with the values of the underlying securities or commodities and these instruments cease to have value if they are not exercised prior to their expiration dates.

     SWAP AGREEMENTS. Portfolio Funds may enter into equity, interest rate, index and currency rate swap agreements. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost than if a Portfolio Fund had invested directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," I.E., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

     Most swap agreements entered into by Portfolio Funds would require the calculation of the obligations of the parties to the agreements on a "net basis." Consequently, a Portfolio Fund's current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The risk of loss with respect to swaps is limited to the net amount of interest payments that a Portfolio Fund is contractually obligated to make. If the other party to a swap defaults, a Portfolio Fund's risk of loss consists of the net amount of payments that the Portfolio Fund contractually is entitled to receive.

     The Fund has claimed an exemption from the definition of the term commodity pool operator pursuant to Rule 4.5 under the Commodity Exchange Act, as amended (the "CEA"), and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

     FORWARD TRADING. Forward contracts and options thereon, unlike futures contracts, are not traded on exchanges and are not standardized; rather, banks and dealers act as principals in these markets, negotiating each transaction on an individual basis. Forward and "cash" trading is substantially unregulated; there is no limitation on daily price movements and speculative position limits are not applicable. The principals who deal in the forward markets are not required to continue to make markets in the currencies or commodities they trade and these markets can experience periods of illiquidity, sometimes of significant duration. There have been periods during which certain participants in these markets have refused to quote prices for certain currencies or commodities or have quoted prices with an unusually wide spread between the price at which they were prepared to buy and that at which they were prepared to sell. Disruptions can occur in any market traded by a Portfolio Manager due to unusually high trading volume, political intervention or other factors. The imposition of controls by governmental authorities might also limit such forward (and futures) trading to less than that which the Portfolio Managers would otherwise recommend, to the possible detriment of the Fund. Market illiquidity or disruption could result in major losses to the Fund. In addition, managed accounts or investment funds in which the Portfolio Fund has an interest may be exposed to credit risks with regard to counterparties with whom the Portfolio Managers trade as well as risks relating to settlement default. Such risks could result in substantial losses to the Fund. To the extent possible, the Adviser will endeavor to select Portfolio Managers that it believes will deal only with counterparties that are creditworthy and reputable institutions, but such counterparties may not be rated investment grade.

     EMERGING MARKET INVESTMENTS. A Portfolio Manager may invest in securities of companies based in emerging countries or issued by the governments of such countries. Investing in securities of certain of such countries and companies involves certain considerations not usually associated with investing in securities of developed countries or of companies located in developed countries, including political and economic considerations, such as greater risks of expropriation, nationalization and general social, political and economic instability; the small size of the securities markets in such countries and the low volume of trading, resulting in potential lack of liquidity and in substantially greater price volatility; fluctuations in the rate of exchange between currencies and costs associated with currency conversion; certain government policies that may restrict a Portfolio Manager's investment opportunities; and problems that may arise in connection with the clearance and settlement of trades. In addition, accounting and financial reporting standards that prevail in certain of such countries generally are not equivalent to standards in more developed countries and, consequently, less information is available to investors in companies located in these countries than is available to investors in companies located in more developed countries. There is also less regulation, generally, in emerging countries designed to protect investors than there is in more developed countries. Placing securities with a custodian in an emerging country may also present considerable risks.

LENDING PORTFOLIO SECURITIES

     Portfolio Funds may lend securities held in their portfolios to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The lending Portfolio Fund continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities which affords it an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral. Loans of portfolio securities by a Sub-Manager may not exceed 33-1/3% of the value of a Portfolio Account's total assets, and, in respect of such transactions, the Portfolio Fund will receive collateral consisting of cash, U.S. Government Securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. A Portfolio Fund might experience loss if the institution with which the Portfolio Fund has engaged in a portfolio loan transaction breaches its agreement with the Portfolio Fund.

WHEN-ISSUED AND FORWARD COMMITMENT SECURITIES

     Portfolio Managers may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis in order to hedge against anticipated changes in interest rates and prices. These transactions involve a commitment by a Portfolio Fund to purchase or sell securities at a future date (ordinarily one or two months later). The price of the underlying securities, which is generally expressed in terms of yield, is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date. No income accrues on securities that have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery to the Portfolio Fund. When-issued securities and forward commitments may be sold prior to the settlement date. If a Portfolio Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss. These transactions, when effected by the Master Fund and by a Portfolio Account managed by a Sub-Manager, will be subject to the Master Fund's limitation on indebtedness unless, at the time the transaction is entered into, a segregated account consisting of cash, U.S. Government Securities or liquid securities equal to the value of the when-issued or forward commitment securities is established and maintained. There is a risk that securities purchased on a when-issued basis may not be delivered and that the purchaser of securities sold by a Portfolio Fund on a forward basis will not honor its purchase obligation. In such cases, a Portfolio Fund may incur a loss.

RESTRICTED AND ILLIQUID INVESTMENTS

     Portfolio Funds may invest in restricted securities and other investments which are illiquid. Restricted securities are securities that may not be sold to the public without an effective registration statement under the 1933 Act, or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration.

     Further, from time to time, certain Portfolio Managers may allocate certain Portfolio Fund assets (which generally are illiquid) to special investment accounts within the particular Portfolio Fund managed by the Portfolio Manager (I.E., "side pockets" or "special investment accounts"). Generally, the Portfolio Funds will not be able to withdraw their interest in such side pockets or special investment accounts until they are disposed of by the Portfolio Manager. The market prices, if any, for illiquid securities tend to be volatile and a Portfolio Fund may not be able to sell them when it desires to do so or to realize what it perceives to be their fair value in the event of a sale.

     Where registration is required to sell a security, a Portfolio Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Portfolio Fund may be permitted to sell a security under an effective registration statement. If, during such period, adverse market conditions were to develop, a Portfolio Fund might obtain a less favorable price than prevailed when it decided to sell. For Portfolio Accounts that are managed by a Sub-Manager, restricted securities for which no market exists and other illiquid investments are valued at fair value, as determined in accordance with procedures approved and periodically reviewed by the Board of Managers and by the Master Fund Board. Portfolio Funds may be unable to sell restricted and other illiquid securities at the most opportune times or at prices approximating the value at which they purchased such securities.

     In addition, the Master Fund's interests in unregistered Portfolio Funds are themselves illiquid and subject to substantial restrictions on transfer. The Master Fund may liquidate an interest and withdraw from an unregistered Portfolio Fund pursuant to limited withdrawal rights. The illiquidity of these interests may adversely affect the Master Fund if it is unable to withdraw its investment in a Portfolio Fund promptly after it determines to do so. (SEE "Additional Risk Factors -- Liquidity Risks.")

                             ADDITIONAL RISK FACTORS

INCENTIVE ALLOCATION

     The Portfolio Managers may receive compensation based on performance-based allocations, expected to range from 15% to 25% of net profits. Such compensation arrangements may create an incentive for the Portfolio Manager to make investments that are riskier or more speculative than would be the case if such arrangements were not in effect. In addition, because the performance-based allocation will be calculated on a basis that includes realized and unrealized appreciation of a Portfolio Fund's assets, the performance-based allocation may be greater than if it were based solely on realized gains.

LIMITED OPERATING HISTORY

     The Fund is a newly formed entity and has no operating history. Additionally, although the Master Fund has a limited operating history, as of October 1, 2008, it acquired all of the investments of the Other Feeder Fund, which commenced operations on September 30, 2003. Further, the Master Fund has the same investment objective and substantially the same investment policies as those of the Fund. There can be no assurance that the Fund or the Master Fund will achieve their investment objectives.

LIQUIDITY RISKS

     Units will not be traded on any securities exchange or other market and will be subject to substantial restrictions on transfer. No Member will have the right to require the Fund to redeem its Units in the Fund. Although the Fund will offer to repurchase Units from time to time, a Member may not be able to liquidate its Units for up to two years. The Adviser currently expects that it will recommend to the Board of Managers that the Fund offer to repurchase Units from Members no later than September 30, 2010 and thereafter, four times each year, as of the last day of each calendar quarter. (SEE "Redemptions, Repurchases of Units and Transfers.")

     Limitations on the Master Fund's ability to withdraw its assets from Portfolio Funds may limit the Fund's ability to repurchase Units. For example, many Portfolio Funds impose lock-up periods prior to allowing withdrawals, which can be two years or longer from the date of the Master Fund's investment. After expiration of the lock-up period, withdrawals typically are permitted only on a limited basis, such as semi-annually or annually. Additionally, certain
Portfolio Funds may amend their liquidity provisions or otherwise further restrict the Master Fund's ability to make withdrawals from those Portfolio Funds. Because the primary source of funds to repurchase Units will be withdrawals from Portfolio Funds, the application of these lock-ups and other withdrawal limitations will significantly limit the Fund's ability to tender for repurchase its units in the Master Fund.

DISTRIBUTIONS TO MEMBERS

     The Fund does not intend to make periodic distributions of its net income or gains, if any, to Members. Prospective Members should take note of this limitation when determining whether or not an investment in the Fund is suitable for their particular circumstances. The Board of Managers reserves the right to change this policy. (SEE "Tax Aspects.")

COUNTERPARTY CREDIT RISK

     Many of the markets in which the Portfolio Managers effect their transactions are "over-the-counter" or "inter-dealer" markets. The participants in these markets are typically not subject to credit evaluation and regulatory oversight as are members of "exchange based" markets. To the extent a Portfolio Fund enters into swaps or transactions in derivatives or synthetic instruments, or other over-the-counter transactions, it is assuming a credit risk with regard to parties with which it trades and may also bear the risk of settlement default. These risks may differ materially from those associated with transactions effected on an exchange, which generally are backed by clearing organization guarantees, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from such protections. This exposes a Portfolio Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Portfolio Fund to suffer a loss. Such counterparty risk is accentuated in the case of contracts with longer maturities where events may intervene to prevent settlement, or where a Portfolio Fund has concentrated its transactions with a single or small group of counterparties. Portfolio Funds are not restricted from dealing with any particular counterparty or from concentrating any or all of their transactions with one counterparty. The ability of Portfolio Funds to transact business with any one or number of counterparties, the lack of any independent evaluation of such counterparties' financial capabilities and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Fund.


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


BANKING REGULATION

     The Adviser is an indirect subsidiary of Robeco Groep, N.V. ("Robeco"), which is a subsidiary of Cooperatieve Centrale Raiffeissen-Boerenleen Bank B.A. ("Rabobank"), a financial holding company (an "FHC"). Rabobank and its affiliates are subject to certain U.S. banking laws, including the Bank Holding Company Act of 1956, as amended (the "BHCA"), and to regulation by the Board of Governors of the Federal Reserve System (the "Federal Reserve"). Because the Adviser is deemed to control the Fund and because the ultimate parent of the Adviser is Rabobank, Rabobank will be deemed to control the Fund for purposes of the BHCA, and the Fund will be subject to certain provisions of the BHCA until ownership of the Fund's voting securities by other investors reduces Rabobank's ownership percentage. The BHCA and other applicable banking laws, rules, regulations and guidelines, and the interpretation and administration thereof by the staff of the regulatory agencies which administer them, may restrict the transactions and relationships between the Adviser, Robeco, Rabobank and their affiliates, on the one hand, and the Fund, on the other hand, and may restrict the investments and transactions by the Fund and the Master Fund. For example, the BHCA and the rules and regulations of the Federal Reserve currently impose certain restrictions on the ability of bank holding companies to own equity securities of certain issuers.

     Under the BHCA, a bank holding company, if it meets certain criteria, may elect to become an FHC. Rabobank has elected to become an FHC. An FHC may engage in, and may acquire companies engaged in, a wide range of activities that are "financial in nature" (or, in some circumstances, "incidental" or "complementary" to financial activities), including certain banking, securities, merchant banking and insurance activities.

     Until Rabobank's ownership percentage in the Fund is reduced below the amount that would be regarded by the Federal Reserve as constituting control of the Fund for BHCA purposes, each of the Master Fund's investments would have to be a passive investment for purposes of the BHCA. To be a passive investment, the investment in a Portfolio Fund or in an issuer in which a Portfolio Account invests, by Rabobank and its affiliates, including the Fund (and all other funds "controlled" by Rabobank and its affiliates), must be limited, in the aggregate, to less than 5% of the outstanding shares of any class of voting securities, and less than 25% of the total equity (including subordinated debt), of the Portfolio Fund or such issuer. The Fund and the Master Fund (including any Portfolio Account) would also be prohibited from exercising a "controlling influence over the management or policies" of any Portfolio Fund or certain issuers in which a Portfolio Account invests. Alternatively, Rabobank may determine to restructure the Fund so that bank regulatory restrictions on the Fund's investment program are not applicable. To accomplish this result, the investments of Rabobank and its affiliates in the Fund could be reduced below the amount that would be regarded by the Federal Reserve as constituting control of the Fund for BHCA purposes. Rabobank may also, in the future, treat the Fund as part of its merchant banking activities (without obtaining the consent of the Fund or of investors in the Fund).

     If in the future Rabobank ceases to qualify as an FHC under the BHCA and the regulations of the Federal Reserve, additional restrictions may be imposed on the Fund's activities under applicable banking laws. There can be no assurance that the bank regulatory requirements applicable to the Fund, or any change in such requirements, would not have an adverse effect on the Fund's or the Master Fund's investment program or performance.

     The regulations summarized above may be changed by the Federal Reserve in the future, in which event the requirements applicable to the Adviser, the Fund and the Fund's investments also may change.

SPECIAL RISKS OF HEDGE FUND INVESTING AND A MULTI-MANAGER STRUCTURE

     The Adviser invests assets of the Master Fund through the Portfolio Managers. The success of the Master Fund and, thus, the Fund depend upon the ability of the Adviser and the Portfolio Managers to develop and implement investment strategies that achieve the Fund's investment objective. For example, a Portfolio Manager's inability to effectively hedge an investment strategy that it utilizes may cause the assets of the Master Fund invested with such Portfolio Manager to significantly decline in value and could result in substantial losses to the Fund. Moreover, subjective decisions made by the Adviser and/or the Portfolio Managers may cause the Master Fund to incur losses or to miss profit opportunities on which it may otherwise have capitalized.

     INVESTMENTS IN UNREGISTERED PORTFOLIO FUNDS. The Portfolio Funds generally will not be registered as investment companies under the 1940 Act and, therefore, the Fund, as an investor in these Portfolio Funds, will not have the benefit of the protections afforded by the 1940 Act to investors in registered investment companies, such as mutual funds.

     There is also a risk that a Portfolio Manager could convert to its own use assets committed to it by the Master Fund or that a custodian could convert to its own use assets committed to it by a Portfolio Manager. There can be no assurance that the Portfolio Managers or the entities they manage will comply with all applicable laws and that assets entrusted to the Portfolio Managers will be protected.

     RELIANCE ON INFORMATION PROVIDED BY PORTFOLIO MANAGERS. The Master Fund relies primarily on information provided by Portfolio Managers in valuing its investments in Portfolio Funds. There is a risk that inaccurate valuations provided by Portfolio Managers could adversely affect the value of Units and, therefore, the amounts Members receive upon the repurchase of Units. Because Portfolio Funds provide net asset value information to the Master Fund on a monthly basis and do not generally provide detailed information on their investment positions, except on an annual basis, the Master Fund generally will not be able to determine the fair value of its investments in Portfolio Funds or its net asset value other than as of the end of each month and may not be able to verify valuation information given to the Master Fund by Portfolio Managers (except in the case of Portfolio Accounts). A Portfolio Manager may use proprietary investment strategies that are not fully disclosed, which may involve risks under some market conditions that are not anticipated by the Adviser. There can be no assurance that a Portfolio Manager will provide advance notice of any material change in a Portfolio Fund's investment program or policies and thus, the Master Fund's investment portfolio may be subject to additional risks which may not be promptly identified by the Adviser.

     For the Fund to complete its tax reporting requirements and to provide an audited annual report to Members, it must receive information on a timely basis from the Master Fund which, in turn, receives such information from the Portfolio Managers. A Portfolio Manager's delay in providing this information could delay the Fund's preparation of tax information for investors, which will require Members to seek extensions on the deadline to file their tax returns, or could delay the preparation of the Fund's annual report.

     ADDITIONAL FEES AND EXPENSES. An investor who meets the conditions imposed by the Portfolio Managers, including minimum initial investment requirements that may be substantially higher than those imposed by the Fund, could invest directly with the Portfolio Managers. By investing in the Portfolio Funds indirectly through the Fund, an investor bears a PRO RATA portion of the asset-based fee and other expenses of the Fund, and also indirectly bears a PRO RATA portion of the asset-based fees, performance-based allocations and other expenses borne by the Master Fund as an investor in Portfolio Funds.

     The fees and other expenses borne directly and indirectly by the Master Fund, including those fees, expenses and performance-based allocations that are borne by the Master Fund as an investor in Portfolio Funds or Portfolio Accounts, are higher than those of most other registered investment companies.

     The Master Fund, as an investor in a Portfolio Fund, may be required to indemnify the Portfolio Fund and its Portfolio Manager from liability, damage, cost or expense arising out of various matters where the Portfolio Fund or Portfolio Manager has been adversely affected by the Master Fund's actions or has incurred liabilities arising from the Master Fund's actions. In addition, the Master Fund may agree to indemnify the Portfolio Manager of a Portfolio Account for certain matters, subject to any applicable limitations imposed by the 1940 Act.

     INDEPENDENT PORTFOLIO MANAGERS. Each Portfolio Manager will receive any performance-based allocations to which it is entitled irrespective of the performance of the other Portfolio Managers generally. Thus, a Portfolio Manager with positive performance may receive compensation from the Master Fund, and thus indirectly from investors in the Fund, even if the Master Fund's overall returns are negative. Investment decisions of the Portfolio Funds are made by the Portfolio Managers independently of each other. As a result, at any particular time, one Portfolio Fund may be purchasing shares of an issuer whose shares are being sold by another Portfolio Fund. Consequently, the Master Fund could directly or indirectly incur certain transaction costs without accomplishing any net investment result.

     LIQUIDITY IMPLICATIONS. The Master Fund may make additional investments in or effect withdrawals from Portfolio Funds only at certain specified times. The Master Fund may not be able to withdraw its investment in the Portfolio Fund promptly after it has made a decision to do so, which may result in a loss to the Master Fund and adversely affect the Fund's investment return.

     Portfolio Funds may be permitted to distribute securities in-kind to investors, including the Master Fund, making withdrawals of capital. Thus, upon the Master Fund's withdrawal of all or a portion of its interest in a Portfolio Fund, the Master Fund may receive securities that are illiquid or difficult to value. In such circumstances, the Adviser would determine whether to attempt to liquidate the security, hold it in the Master Fund's portfolio or distribute it to investors in the Master Fund. In the event the Fund was to receive such securities from the Master Fund, it would be required to dispose of such securities immediately either through liquidation or by distributing such securities to Members in connection with a repurchase by the Master Fund of all or a portion of its units.

     LIMITATIONS ON VOTING RIGHTS OF PORTFOLIO FUNDS. To the extent the Master Fund purchases non-voting securities of a Portfolio Fund or waives its right to vote its securities with respect to Portfolio Funds, it will not be able to vote on matters that require the approval of the investors in the Portfolio Fund, including matters that could adversely affect the Master Fund's investment in the Portfolio Fund.


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


VALUATION ESTIMATES

     In most cases, the Adviser will have no ability to assess the accuracy of the valuations received from a Portfolio Manager regarding a Portfolio Fund. Furthermore, the net asset values received by the Adviser from such Portfolio Managers will typically be estimates only, subject to revision based on the Portfolio Fund's annual audit. Revisions to the Fund's gain and loss calculations will be an ongoing process, and no net capital appreciation or depreciation figure can be considered final until the Fund's and the Master Fund's annual audits are completed.

     Certain securities in which Portfolio Funds invest may not have readily ascertainable market prices. These securities will nevertheless generally be valued by Portfolio Managers, which valuations will be conclusive with respect to the Master Fund, even though Portfolio Managers will generally face a conflict of interest in valuing such securities because the values given to the securities will affect the compensation of the Portfolio Managers. Any such securities held by a Portfolio Account will be valued at their "fair value" as determined in good faith by the Board of Managers.

     The valuation of the Master Fund's investment in a Portfolio Fund as provided by a Portfolio Manager as of a specific date may vary from the fair value of the investment as determined under procedures adopted by the Master Fund Board. In such event, the Master Fund might receive less than the fair value of its investment in connection with its withdrawal of its investment from a Portfolio Fund. The Adviser will attempt to resolve any conflicts between valuations assigned by a Portfolio Manager and fair value as determined by the Master Fund Board by seeking information from the Portfolio Manager and reviewing all relevant available information. Such review may result in a determination to change the fair value of the Master Fund's investment. Investors should recognize that valuations of illiquid securities, such as interests in Portfolio Funds, involve various judgments and consideration of factors that may be subjective. As a result, the net asset value of the Master Fund (and thus, the Fund), as determined based on the fair value of its interests in Portfolio Funds, may vary from the amount the Master Fund would realize on the withdrawal of its investments from the Portfolio Funds. This could adversely affect the Master Fund, the Fund, new Members and Members whose Units are repurchased.

OTHER CONSIDERATIONS

     MASTER-FEEDER STRUCTURE. The Fund does not invest directly in individual securities. Instead, it invests substantially all of its assets in the Master Fund. The Master Fund, in turn, purchases, holds and sells investments in accordance with its investment objectives and policies. The Fund does not have the right to withdraw its investment in the Master Fund. Instead, it may do so only through periodic repurchases by the Master Fund of the Fund's units in the Master Fund. This may limit the ability of the Fund to make offers to repurchase Units. In addition, the Fund may receive securities and other investments from the Master Fund in lieu of cash when it withdraws capital from the Master Fund. The Fund would incur expenses in liquidating investments received in connection with any in-kind distributions. A change in the investment objective, policies or restrictions of the Master Fund may cause the Fund to seek to have its units in the Master Fund repurchased. Alternatively, the Fund could seek to change its investment objective, policies or restrictions to conform to those of the Master Fund. Certain investment policies and restrictions of the Master Fund may be changed without the approval of investors in the Master Fund. These investors include the Other Feeder Fund and could include other types of pooled investment vehicles that may or may not be investment companies registered under the 1940 Act. In addition, to the extent the Fund's assets are invested in the Master Fund, certain conflicts of interest may exist due to different tax considerations applicable to the Fund and other feeder funds. These conflicts may result in the Master Fund making investments that may have a negative impact on certain feeder funds (potentially, the Fund, for example) and not on others.

     ERISA AND OTHER FEDERAL AND STATE REGULATIONS. Investors may be subject to Federal and state laws, rules and regulations which may regulate their participation in the Fund, or their engaging directly, or indirectly through an investment in the Fund, in investment strategies of the types which the Fund's Portfolio Managers may utilize from time to time (e.g., short sales of securities, the purchase and sale of options, limited diversification and leverage). While the Fund believes its investment program generally is appropriate for U.S. tax-exempt investors subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") for which an investment in the Fund would otherwise be suitable, each type of investor may be subject to different laws, rules and regulations, and prospective investors should consult with their own advisers as to the advisability and tax consequences of an investment in the Fund. In particular, investors should consider the applicability to them of the provisions relating to "unrelated business taxable income" and other special considerations under ERISA and/or the Internal Revenue Code of 1986, as amended (the "Code"). Trustees or administrators of such entities are urged to carefully review the matters discussed in this Prospectus. (SEE "Investment Program" and "ERISA Considerations.")

     NON-U.S. TAXATION. With respect to certain countries, there is a possibility of expropriation, confiscatory taxation, imposition of withholding or other taxes on dividends, interest, capital gains or other income, limitations on the removal of funds or other assets of the Master Fund, political or social instability or diplomatic developments that could affect investments in those countries. An issuer of securities may be domiciled in a country other than the country in whose currency the instrument is denominated. The values and relative yields of investments in the securities markets of different countries, and their associated risks, are expected to change independently of each other.

     DILUTION. In the case of Portfolio Managers which limit the amount of additional capital which they will accept from the Master Fund, continued sales of units in the Fund and the Master Fund will dilute the participation of existing Members in such Portfolio Funds.

     CHANGING MARKET AND ECONOMIC CONDITIONS. Changing market and economic conditions and other factors, such as changes in U.S. Federal, state or local tax laws, securities laws, bankruptcy laws or accounting standards, may make the business of the Fund less profitable or unprofitable.

     RECENT DEVELOPMENTS POTENTIALLY IMPACTING TAXATION OF MEMBERS. Legislation has been introduced in the U.S. Congress that, if enacted, would impose a U.S. withholding tax of 30% on payments (including gross proceeds) attributable to certain U.S. investments made to certain non-U.S. persons, including investment funds, which do not satisfy certain reporting obligations with respect to certain of their direct or indirect U.S. investors. As discussed above, the Master Fund invests primarily in non-U.S. investment funds. At this time it cannot be predicted whether this legislation will be enacted, and, if enacted, what its form will be. Members (including non-U.S. Members) should consult their own tax advisors regarding the possible implications of this legislation on their investments in the Fund.

     THE FOREGOING LIST OF RISK FACTORS DOES NOT PURPORT TO BE A COMPLETE ENUMERATION OF THE RISKS INVOLVED IN AN INVESTMENT IN THE FUND. PROSPECTIVE INVESTORS SHOULD READ THIS ENTIRE PROSPECTUS.

                               PERFORMANCE HISTORY

     The Fund has no operating history. The Other Feeder Fund, however, commenced operations on September 30, 2003. Appendix C contains PRO FORMA investment performance for the Other Feeder Fund, adjusted to reflect the estimated expenses of the Fund for its first fiscal year. Because the Fund has higher expenses than the Other Feeder Fund, the PRO FORMA investment performance is lower than the actual performance of the Other Feeder Fund. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE INVESTMENT RESULTS.

     Appendix C also contains investment performance information for investment vehicles that are not invested in the Master Fund and have at least $25 million of net assets (collectively with the Other Feeder Fund, the "Other Vehicles") that are managed by the Adviser using the same personnel that manage the Fund, the Other Feeder Fund and the Master Fund in accordance with an investment program that is substantially similar to the Fund's and the Master Fund's investment program. The performance information of the Other Vehicles does not represent the investment performance of the Fund or the Master Fund. The information is provided to illustrate the experience and historic investment results obtained by the Adviser. IT SHOULD NOT BE VIEWED AS INDICATIVE OF THE FUTURE INVESTMENT PERFORMANCE OF THE FUND OR THE MASTER FUND.

     Prospective investors should carefully read the notes accompanying the investment performance charts in Appendix C.

                      INVESTMENT POLICIES AND RESTRICTIONS

     The Fund has adopted certain fundamental investment restrictions, which cannot be changed without the vote of a majority of the Fund's outstanding voting securities (as defined by the 1940 Act). The Fund may not:

               o  Issue  senior  securities,  except to the extent  permitted by
                  Section 18 of the 1940 Act or as otherwise permitted by the SEC or its staff.

               o Borrow money, except to the extent permitted by Section 18 of the 1940 Act or as otherwise permitted by the SEC or its staff.

               o Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the 1933 Act, in connection with the disposition of its portfolio securities.

               o Make loans of money or securities to other persons, except through purchasing fixed-income securities, lending portfolio securities, or entering into repurchase agreements in a manner consistent with the Fund's investment policies.

               o Purchase, hold or deal in real estate, except that the Fund may invest in securities that are secured by real estate, or that are issued by companies that invest or deal in real estate or real estate investment trusts.

               o Invest in commodities or commodity contracts, except that the Fund may purchase and sell foreign currency, options, futures and forward contracts, including those related to indices, and options on indices, and may invest in commodity pools and other entities that purchase and sell commodities and commodity contracts.

               o Invest 25% or more of the value of its total assets in the securities (other than U.S. Government Securities) of issuers engaged in any single industry or group of related industries, except that the Fund may invest 25% or more of the value of its total assets in Portfolio Funds, but will not invest 25% or more of the value of its total assets in Portfolio Funds that focus on investing in any single industry or group of related industries.

     The investment objective of the Fund is also fundamental and may not be changed without a vote of a majority of the Fund's outstanding voting securities.

     Under the 1940 Act, the vote of a majority of the outstanding voting securities of an investment company, such as the Fund, means the vote, at an annual or a special meeting of the security holders of the Fund duly called: (i) of 67% or more of the voting securities present at the meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (ii) of more than 50% of the outstanding voting securities of the Fund, whichever is less.

     The Master Fund has adopted substantially similar investment restrictions to those applicable to the Fund. In applying these restrictions, the Master Fund will aggregate its investments and transactions with those of each Portfolio Account, if any, that is advised by a Sub-Manager.

     The investment restrictions and other policies described in this Prospectus do not apply to Portfolio Funds. However, such investment restrictions will apply to Portfolio Accounts. If a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the value of investments or the value of the Fund's or the Master Fund's total assets, unless otherwise stated, will not constitute a violation of such restriction or policy.

     The Adviser will not cause the Fund to make loans to or receive loans from the Adviser or its affiliates, except to the extent permitted by the 1940 Act or as otherwise permitted by applicable law. The Fund, the Master Fund and Portfolio Funds may effect brokerage transactions through affiliates of the Adviser, subject to compliance with the 1940 Act. (SEE "Conflicts of Interest" and "Brokerage.")

                             MANAGEMENT OF THE FUND

BOARD OF MANAGERS

     The Board of Managers has overall responsibility for the management and supervision of the operations of the Fund and has approved the Fund's investment program. It exercises similar powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation, and has complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund's business. The Managers do not contribute to the capital of the Fund in their capacity as Managers, but may purchase Units, subject to the eligibility requirements described in this Prospectus.

     Information regarding each of the Managers and officers of the Fund, including their principal occupations during the past five years, is set forth below. The "Fund Complex" includes the Fund, the Master Fund, Robeco-Sage Multi-Strategy Institutional Fund, L.L.C., Robeco-Sage Multi-Strategy Fund, L.L.C., Robeco-Sage Multi-Strategy Master Fund, L.L.C., Robeco-Sage Triton Fund, L.L.C. and Robeco-Sage Multi-Strategy TEI Institutional Fund, L.L.C. The business address of each Manager and officer is c/o Robeco Investment Management, Inc., 909 Third Avenue, 32nd Floor, New York, New York 10022.

----------------------------------------------------------------------------------------------------------------------------

NAME, AGE, AND    TERM OF          PRINCIPAL OCCUPATION         NUMBER          OTHER
POSITION WITH     OFFICE AND       DURING PAST 5 YEARS          OF FUNDS        DIRECTORSHIPS
THE FUND          LENGTH OF                                     IN FUND         HELD BY
                  TIME SERVED                                   COMPLEX         MANAGERS
                                                                OVERSEEN
                                                                BY
                                                                MANAGER
----------------------------------------------------------------------------------------------------------------------------
                                                  DISINTERESTED MANAGERS
----------------------------------------------------------------------------------------------------------------------------
                  Indefinite/Since [  ]
----------------------------------------------------------------------------------------------------------------------------
                  Indefinite/Since [  ]
----------------------------------------------------------------------------------------------------------------------------
                  Indefinite/Since [  ]
----------------------------------------------------------------------------------------------------------------------------
                                                   INTERESTED MANAGER
----------------------------------------------------------------------------------------------------------------------------
                  Indefinite/Since [  ]
----------------------------------------------------------------------------------------------------------------------------
                                               OFFICERS WHO ARE NOT MANAGERS
----------------------------------------------------------------------------------------------------------------------------
                  Indefinite/Since [  ]
----------------------------------------------------------------------------------------------------------------------------
                  Indefinite/Since [  ]
----------------------------------------------------------------------------------------------------------------------------

     The Managers serve on the Board of Managers for terms of indefinite duration. A Manager's position in that capacity will terminate if the Manager is removed, resigns or is subject to various disabling events such as death, incapacity or bankruptcy. A Manager may be removed either by a vote of two-thirds (2/3) of the Managers not subject to the removal vote or by a vote of Members holding not less than two-thirds (2/3) of the total number of votes eligible to be cast by all Members. In the event of any vacancy in the position of a Manager, the remaining Managers may appoint an individual to serve as a Manager so long as immediately after the appointment, at least two-thirds (2/3) of the Managers then serving have been elected by the Members. The Board of Managers may call a meeting of Members to fill any vacancy in the position of a Manager, and must do so within 60 days after any date on which the Managers who were elected by the Members cease to constitute a majority of the Managers then serving.

     As of the date of this Prospectus, other than as described above, none of the Managers who are not "interested persons" (as defined by the 1940 Act) of the Fund, the Adviser or its affiliates (the "Independent Managers") who is a manager, director or trustee of another investment company whose adviser and principal underwriter is affiliated with the Adviser has held any other position with: (i) the Fund; (ii) an investment company having the same adviser or principal underwriter as the Fund or an adviser or principal underwriter that controls, is controlled by or is under common control with the Adviser; (iii) the Adviser or other affiliate of the Fund; or (iv) any person controlling, controlled by or under common control with the Adviser.

     As of March 31, 2009, the Managers and officers as a group owned an aggregate of less than 1% of the outstanding Units of the Fund and none of the Independent Managers or any of their immediate family members owned beneficially or of record any securities in the Adviser. Prior to the offering of the Units, Timothy J. Stewart will be the sole Member of the Fund and may be considered a controlling person of the Fund.

COMPENSATION

     The following table sets forth certain information regarding the compensation expected to be received by the Independent Managers from the Fund and from all registered investment companies for which the Adviser or its affiliates serves as investment adviser for the fiscal year ending March 31, 2010. No compensation is paid by the Fund to Managers who are "interested persons" (as defined by the 1940 Act), if any, of the Fund, the Adviser or their affiliates. Seventy-five percent of the Managers are Independent Managers.

                       COMPENSATION TABLE FOR FISCAL YEAR
                              ENDING MARCH 31, 2010

                                            Pension or
                      Aggregate        Retirement Benefits        Estimated        Total Compensation
                     Compensation       Accrued as Part of     Annual Benefits      from the Fund and
  Name of Person      from Fund           Fund Expenses        Upon Retirement        Fund Complex
  --------------      ---------           -------------        ---------------        ------------









     Currently, the Independent Managers are each paid an annual retainer of $[4,000] by the Fund and $2,000 by the Master Fund, and are reimbursed by the funds in the Fund Complex for travel-related expenses. It is estimated that each Independent Manager would receive a total of $[20,000] per year (plus expenses) from the funds in the Fund Complex. The Managers do not receive any pension or retirement benefits from the funds in the Fund Complex.

SHARE OWNERSHIP

     The following table sets forth the dollar range of equity securities beneficially owned by each Manager as of [_________], 2009.

                                                                 Aggregate Dollar Range of Equity
                                                                    Securities of All Registered
                                                                 Investment Companies Overseen by
                          Dollar Range of Equity Securities of    Manager in Family of Investment
     Name of Manager                      the Fund                           Companies*
------------------------  -------------------------------------  ---------------------------------




* The family of registered investment companies includes the Fund, the Master Fund, , Robeco-Sage Multi-Strategy Institutional Fund, L.L.C., Robeco-Sage Multi-Strategy Fund, L.L.C., Robeco-Sage Multi-Strategy Master Fund, L.L.C., Robeco-Sage Triton Fund, L.L.C. and Robeco-Sage Multi-Strategy TEI Institutional Fund, L.L.C.

     No Independent Manager or his immediate family member owns beneficially or of record any security of the Adviser, principal underwriter of the Fund or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or principal underwriter of the Fund.

COMMITTEES

     The Board of Managers has formed an Audit Committee consisting of the Independent Managers of the Fund. The primary duties of the Audit Committee are:
(i) to recommend to the full Board of Managers and to approve the independent registered public accounting firm to be retained by the Fund each fiscal year;
(ii) to meet with the Fund's independent registered public accounting firm as the Audit Committee deems necessary; (iii) to review and approve the fees charged by the registered public accounting firm for audit and non-audit services; and (iv) to report to the full Board of Managers on a regular basis and to make recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate. The Board of Managers of the Fund has adopted a written charter for the Audit Committee. As the Fund is newly organized, no meetings of the Audit Committee have been held as of the date of this Prospectus.

     The Board of Managers has also formed a Nominating Committee comprised of the Independent Managers to which the discretion to select and nominate candidates to serve as Independent Managers has been committed. While the Nominating Committee is solely responsible for the selection and nomination of the Fund's Independent Managers, the Nominating Committee may consider nominations for the office of Independent Manager made by investors in the Fund or by Fund management as it deems appropriate. Members who wish to recommend a nominee should send nominations to Mr. Stewart that include biographical information and set forth the qualifications of the proposed nominee. As the Fund is newly organized, no meetings of the Nominating Committee have been held as of the date of this Prospectus.

                                   THE ADVISER

     The Adviser, Robeco Investment Management, Inc., serves as the investment adviser of the Fund. The Adviser is registered as an investment adviser under the Advisers Act.

     The Adviser is a Delaware corporation and subsidiary of Robeco. Robeco, headquartered in Rotterdam, the Netherlands, is a leading European asset manager that provides discretionary asset management products and services and a complete range of mutual funds to a large number of institutional and retail clients worldwide. Its products include equity funds, fixed income funds, money market funds and alternative products such as private equity funds of funds, hedge funds of funds and structured finance vehicles.

     Robeco distributes its funds for the retail market both directly and through other financial institutions. Its mutual funds are listed on major stock exchanges such as Amsterdam, Brussels, Paris, Frankfurt, London, Vienna and Zurich.

     Robeco has offices in France, Belgium, Luxembourg, Switzerland, Germany, Spain, the UK, New York, New York (Robeco Investment Management, Inc.), Boston, Massachusetts and Toledo, Ohio (Harbor Capital Advisors). Robeco is part of Rabobank. As of [_________], Robeco's total assets under management were approximately $[__] billion. As of the date of this Prospectus, the Fund is one of [nine] funds of hedge funds managed by the Adviser that are registered under the 1940 Act.

     Pursuant to an investment advisory agreement with the Fund (the "Advisory Agreement"), the Adviser is responsible for developing, implementing and supervising the Fund's investment program and providing day-to-day management services to the Fund. The agreement authorizes the Adviser to implement the Fund's investment program through investing in the Master Fund. The Adviser is authorized, subject to the approval of the Board of Managers and Members, to retain one or more other organizations, including its affiliates, to provide any or all of the services required to be provided by the Adviser to the Fund or to assist in providing these services. To the extent that the Adviser retains a sub-adviser to manage the assets of the Fund, the Adviser is responsible under the Advisory Agreement to review and supervise the services provided by the sub-adviser. The Adviser also provides office space, telephone services and utilities, and administrative, secretarial, clerical and other personnel as necessary to provide the services required to be provided under the Advisory Agreement. Under the Advisory Agreement, a quarterly fee at an annualized rate of 0.75% of the average net assets of the Fund during the calendar quarter (after adjustment for any purchases effective on that date) is payable by the Fund to the Adviser (the "Management Fee"). However, under the agreement, the Fund is not subject to the Management Fee so long as substantially all of the Fund's assets remain invested in the Master Fund.

     The Master Fund has entered into an investment advisory agreement with the Adviser (the "Master Fund Advisory Agreement") pursuant to which the Adviser provides substantially similar services to the Master Fund as those set forth in the Fund's Advisory Agreement. As consideration for these services, the Master Fund pays the Adviser a quarterly fee at an annualized rate of 0.75% of the average net assets of the Master Fund during the calendar quarter (after adjustment for any purchases effective on that date) (the "Master Fund Management Fee"). The Master Fund Management Fee is payable in arrears within five business days after the end of the quarter.

     The Adviser manages both domestic and offshore investment vehicles.

INFORMATION REGARDING THE INDIVIDUALS RESPONSIBLE FOR PORTFOLIO MANAGEMENT

     The day-to-day management of the Fund's and the Master Fund's portfolio is the responsibility of Paul S. Platkin, the Chief Investment Officer of the Robeco-Sage division of the Adviser, and Darren S. Wolf, a Vice President of the Robeco-Sage division of the Adviser. Investment decisions for the Fund and the Master Fund are made with the oversight of the Adviser's Investment Committee, which is comprised of Michael Abbott, Glenn Sloat, Mr. Platkin and Mr. Wolf.

OFFICERS OF THE ADVISER ON THE INVESTMENT COMMITTEE

MICHAEL ABBOTT, Chief Executive Officer and Managing Director of the Robeco-Sage division of the Adviser. Mr. Abbott spent six years with Goldman Sachs in various leadership roles for the Goldman Sachs' convertibles and structured products groups before leaving in 2002 to found Elysium Capital Group, a macro discretionary hedge fund specializing in foreign exchange. His experience also includes positions with O'Connor Partners and Swiss Bank Corporation where he had leadership roles in developing business in equity and equity-linked capital markets, and syndicate and corporate derivatives. A native of London, Mr. Abbott holds a Bachelor of Laws from Kings College London University, and spent the early part of his career as a member of the London Metropolitan Police force.

Mr. Abbott is a member of the Investment Committee, which is responsible for choosing investment managers based on overall portfolio fit.

PAUL S. PLATKIN, CFA, Chief Investment Officer and Managing Director of the Robeco-Sage division of the Adviser. Mr. Platkin joined Robeco-Sage Capital Management, L.L.C. in 2003 as its Chief Investment Officer after spending nine years at General Motors Corporation, most recently as General Director of the Absolute Return Strategies Unit of GM Asset Management. Prior to that, he was a Director and Portfolio Manager at GM Asset Management. Additional affiliations include three years as an investment banking associate at EFC Group and three years as a staff consultant at Arthur Andersen & Co. Mr. Platkin holds a BSBA from Georgetown University and an MBA in Finance/International Business from Columbia University.

Mr. Platkin is a member of the Investment Committee. Mr. Platkin also oversees the on-site due diligence, monitoring of investment managers and portfolio construction.

DARREN S. WOLF, CFA, Vice President of the Robeco-Sage division of the Adviser. Mr. Wolf was hired by Robeco-Sage in June 2001 as a member of the analytical team. Mr. Wolf is a graduate of Yeshiva University's Syms School of Business where he studied Finance and advanced work in Management Information Systems. Mr. Wolf earned his CFA Charter in 2005 and is a member of the New York Society of Security Analysts (NYSSA). He has six years of investment experience.

Mr. Wolf is a member of the Investment Committee. Mr. Wolf acts as a senior analyst and has responsibilities for on-site due diligence, monitoring of investment managers and portfolio construction.

GLENN SLOAT, Director of Operational Due Diligence and Vice President of the Robeco-Sage division of the Adviser. Mr. Sloat joined Robeco-Sage Capital Management, L.L.C. in 2006 as the firm's dedicated operational due diligence analyst. Prior to joining Robeco-Sage, Mr. Sloat was a Vice President with JPMorgan Chase Bank where he was a client relationship manager specializing in business development and integration for complex institutional clients. He began his investment career in 1989 as an Assistant Financial Consultant with Merrill Lynch Inc. After one year, he moved to Bankers Trust Company, where he became an Assistant Vice President in the firm's Global Institutional Services Group, specializing in systems analysis and business process re-engineering. Mr. Sloat also worked at Arthur Andersen as a Senior Consultant in their Banking and Capital Markets consulting practice, and at BlackRock Financial Management as a Vice President managing custodian bank operations and relationships. Mr. Sloat holds a B.S. in Finance and Marketing from SUNY Albany and an M.B.A. in Finance and Information Technology from New York University's Stern School of Business.

Mr. Sloat is a member of the Investment Committee.

OTHER FUNDS AND ACCOUNTS MANAGED

     The following tables set forth information about funds and accounts other than the Fund and the Master Fund for which the portfolio managers are primarily responsible for the day-to-day portfolio management as of [______], 2009.

                                REGISTERED INVESTMENT            POOLED INVESTMENT VEHICLES
                               COMPANIES MANAGED BY THE                   MANAGED                        OTHER ACCOUNTS MANAGED
                                  PORTFOLIO MANAGER               BY THE PORTFOLIO MANAGER              BY THE PORTFOLIO MANAGER
                            -------------------------------- ---------------------------------------- ------------------------------
NAME OF FUND'S
PORTFOLIO MANAGER             NUMBER         TOTAL ASSETS         NUMBER          TOTAL ASSETS            NUMBER      TOTAL ASSETS
------------------------- ------------ --------------------- --------------- ------------------------ -------------- ---------------

Michael Abbott                [__]           $[________]          [__]           $[________]           [__]           [________]

Paul S. Platkin               [__]           $[________]          [__]           $[________]           [__]           [________]

Darren S. Wolf                [__]           $[________]          [__]           $[________]           [__]           [________]

Glenn Sloat                   [__]           $[________]          [__]           $[________]           [__]           [________]

                            REGISTERED INVESTMENT           POOLED INVESTMENT VEHICLES                     OTHER ACCOUNTS
                          COMPANIES MANAGED BY THE                MANAGED BY THE                     MANAGED BY THE PORTFOLIO
                              PORTFOLIO MANAGER                 PORTFOLIO MANAGER                             MANAGER
                   ------------------------------------ ---------------------------------------- -----------------------------------
                     NUMBER WITH    TOTAL ASSETS WITH     NUMBER WITH       TOTAL ASSETS WITH         NUMBER WITH  TOTAL ASSETS WITH
NAME OF FUND'S       PERFORMANCE-     PERFORMANCE-        PERFORMANCE-         PERFORMANCE-           PERFORMANCE-    PERFORMANCE-
PORTFOLIO MANAGER     BASED FEES       BASED FEES         BASED FEES           BASED FEES             BASED FEES      BASED FEES
-------------------- --------------- ------------------ --------------- ------------------------ ------------------ ----------------
Michael Abbott           [__]           $[________]           [__]            $[________]               [__]           [________]

Paul S. Platkin          [__]           $[________]           [__]            $[________]               [__]           [________]

Darren S. Wolf           [__]           $[________]           [__]            $[________]               [__]           [________]

Glenn Sloat              [__]           $[________]           [__]            $[________]               [__]           [________]

------------------------------------------------------------------------------------------------------------------------------------

     Investment decisions of the Adviser are made with oversight by the Investment Committee. The committee holds regular meetings to discuss the investment portfolios, and their exposure in terms of risk, strategy, and geographic region, and to review forthcoming investment decisions.

COMPENSATION PROGRAM

     Compensation for the portfolio managers is a combination of a fixed salary and a bonus. The bonus paid to a portfolio manager for any year may be tied, in part, to the performance of the Fund or the Master Fund or any other fund managed by the Adviser during such year as compared to the performance of the HFR Diversified Fund of Funds Index or another index or indices deemed relevant by the senior management of the Adviser. The amount of salary and bonus paid to the portfolio managers is based on a variety of factors, including the financial performance of the Adviser, execution of managerial responsibilities, client interactions and teamwork support. As part of their compensation, the portfolio managers also have 401k plans that enable them to direct a percentage of their pre-tax salary and bonus without any contribution from the Adviser into a tax-qualified retirement plan and are also eligible to participate in profit-sharing plans with the Adviser.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

     Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund. The Adviser's portfolio managers may manage other accounts with investment strategies similar to the Fund and the Master Fund, including other investment companies, pooled investment vehicles and separately managed accounts. Fees earned by the Adviser may vary among these accounts and the Adviser's portfolio managers may personally invest in these accounts. These factors could create conflicts of interest because the Adviser's portfolio managers may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Fund or the Master Fund. A conflict may also exist if the Adviser's portfolio managers identify a limited investment opportunity that may be appropriate for more than one account, but the Fund or the Master Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the Adviser's portfolio managers may execute transactions for another account that may adversely impact the value of securities held by the Fund or the Master Fund. However, the Adviser believes that these risks are mitigated by the fact that accounts with like investment strategies managed by the Adviser's portfolio managers are generally managed in a similar fashion and the Adviser has a policy that seeks to allocate opportunities on a fair and equitable basis. (SEE "Conflicts of Interest.")

FUND OWNERSHIP

     The following table sets forth the dollar range of Units beneficially owned by the portfolio managers as of [_________], 2009.

           PORTFOLIO MANAGER                    DOLLAR RANGE
           -----------------                    ------------

        Michael Abbott                              None
        Paul S. Platkin                             None
        Darren S. Wolf                              None
        Glenn Sloat                                 None

                             THE ADVISORY AGREEMENTS

     The Advisory Agreement was initially approved by the Board of Managers (including all of the Independent Managers) at a meeting held in person on [________], 2010. The Advisory Agreement is terminable without penalty, on 60 days' prior written notice: by majority vote of the Board of Managers; by vote of a majority (as defined by the 1940 Act) of the outstanding voting securities of the Fund; or by the Adviser.

     The Master Fund Advisory Agreement was initially approved by the Master Fund Board (including all of its Independent Managers) at a meeting held in person on September 8, 2008, and was approved by the Master Fund's sole member at that time. The Master Fund Advisory Agreement is terminable without penalty, on 60 days' prior written notice: by majority vote of the Master Fund Board; by vote of a majority (as defined by the 1940 Act) of the outstanding voting securities of the Master Fund; or by the Adviser.

     The Advisory Agreement and the Master Fund Advisory Agreement may each be continued in effect from year to year after its initial two-year term if its continuance is approved annually by either its respective board of managers or the vote of a majority (as defined by the 1940 Act) of the outstanding voting securities of the respective fund, provided that in either event the continuance is also approved by a majority of its Independent Managers by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement and the Master Fund Advisory Agreement also provide that each will terminate automatically in the event of its "assignment," as defined by the 1940 Act and the rules thereunder.

     The Advisory Agreement and the Master Fund Advisory Agreement both provide that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Fund or Master Fund, as the case may be, the Adviser, and any member, director, officer or employee thereof, or any of their affiliates, executors, heirs, assigns, successors or other legal representatives, will not be liable to the Fund or Master Fund, as applicable, for any error of judgment, for any mistake of law or for any act or omission by such person in connection with the performance of services to the Fund or Master Fund. The Advisory Agreement and the Master Fund Advisory Agreement also both provide for indemnification, to the fullest extent permitted by law, by the Fund or Master Fund, as applicable, or the Adviser or any member, director, officer or employee thereof, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense directly arising from such person's performance or non-performance of its duties to the Fund or Master Fund, provided that the liability or expense is not incurred by reason of the person's willful misfeasance, bad faith, gross negligence or reckless disregard of their obligations to the Fund or Master Fund.

     [A description of the Board of Managers' considerations in connection with the approval of the Advisory Agreement is expected to be included in the Fund's annual report to Members for the fiscal year ending March 31, 2010. A description of the Master Fund Board's considerations in connection with the approval of the Master Fund Advisory Agreement is expected to be included in the Master Fund's annual report for the fiscal year ending March 31, 2010.]

                                     VOTING

     Each Member has the right to cast a number of votes based on the value of the Member's respective capital account at meetings of Members called by the Board of Managers or by Members holding 25% or more of the total number of votes eligible to be cast. Members will be entitled to vote on any matter on which shareholders of a registered investment company organized as a corporation would normally be entitled to vote, including election of Managers, approval of any investment advisory agreement entered into by the Fund and certain other matters. Except for the exercise of their voting privileges, Members are not entitled to participate in the management or control of the Fund's business, and may not act for or bind the Fund or the Master Fund.

     Notwithstanding the foregoing, the Fund will seek instructions from Members with regard to voting proxies of the Master Fund and vote such proxies of the Master Fund only in accordance with such instructions, or will vote its units in the Master Fund in the same proportion and in the same manner as the units of all other members of the Master Fund are voted. Procedures in this regard will require that, upon receipt of Master Fund proxy materials by the Fund, any such Master Fund proxy materials (including the proxy statement and voting instruction card) will be furnished to all Members to solicit their instructions on how to vote the matter(s).

                                  PROXY VOTING

     The Adviser votes proxy proposals, amendments, consents or resolutions (collectively, "proxies"), on behalf of the Master Fund, relating to the Master Fund's investments in Portfolio Funds (and any other Fund investments), in a manner that seeks to serve the best interests of the Fund and the Master Fund, taking into account the following factors: (i) the impact on the value of the returns of the Portfolio Fund; (ii) the attraction of additional capital to the Portfolio Fund; (iii) the alignment of the interests of the Portfolio Fund's management with the interests of the Portfolio Fund's beneficial owners, including establishing appropriate incentives for the Portfolio Fund's management; (iv) the costs associated with the proxy; (v) the impact on redemption or withdrawal rights; (vi) the continued or increased availability of portfolio information; and (vii) industry and business practices. In general, the Adviser seeks to resolve any potential conflicts of interest associated with any proxy by applying the foregoing general policy of seeking to serve the best interests of the Fund and the Master Fund. The Adviser has specific guidelines addressing how it votes proxies with regard to specific matters, such as voting rights, termination or liquidation of a Portfolio Fund, approval of members of the board of a Portfolio Fund or advisors and various other issues. It is important to note that the Adviser will abstain from voting (which generally requires submission of a proxy voting card) or affirmatively decide not to vote if the Adviser determines that abstaining or not voting is in the best interests of the Master Fund. In making such a determination, the Adviser will consider various factors, including, but not limited to: (i) the costs associated with exercising the proxy (e.g., translation or travel costs); and (ii) any legal restrictions on trading resulting from the exercise of a proxy. In addition, as described above, the Adviser may waive the Master Fund's voting rights attributable to the Master Fund's interests in Portfolio Funds. Information regarding how the Adviser voted any proxies on behalf of the Fund during the most recent twelve-month period ended June 30 will be reported on Form N-PX and will be made available no later than August 31 of each year. Such information can be obtained: (i) without charge, upon request, by calling (866) 773-7145; and (ii) on the SEC's website at www.sec.gov.

                                    BROKERAGE

     Each Portfolio Manager is directly responsible for placing orders for the execution of portfolio transactions and the allocation of brokerage for the Portfolio Fund it manages. Transactions on U.S. stock exchanges and on some foreign stock exchanges involve the payment of negotiated brokerage commissions. On the great majority of foreign stock exchanges, commissions are fixed. No stated commission is applicable to securities traded in certain over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups.

     The Adviser expects that each Portfolio Manager will generally select brokers and dealers to effect transactions on behalf of its Portfolio Fund substantially in the manner set forth below. However, no guarantee or assurance can be made that a Portfolio Manager (including a Sub-Manager) will adhere to, and comply with, its stated practices. The Adviser generally expects that, in selecting brokers and dealers to effect transactions on behalf of its Portfolio Fund, each Portfolio Manager will seek to obtain the best execution for the transactions, taking into account factors such as price, size of order, difficulty of execution and operational facilities of a brokerage firm and the firm's risk in positioning a block of securities. As described below, Portfolio Managers may place orders with brokers that provide research services. Certain Portfolio Managers may comply with the safe harbor under Section 28(e) of the Securities Exchange Act of 1934, as amended (the "Safe Harbor"), with respect to the receipt of such services. However, subject to appropriate disclosure, Portfolio Managers of Portfolio Funds that are not investment companies registered under the 1940 Act may select brokers on a basis other than that outlined above and may receive benefits other than research or benefits that accrue to the Portfolio Manager rather than its Portfolio Fund which are not covered by the Safe Harbor. The Adviser considers the broker selection process employed by a Portfolio Manager in determining whether to invest in its Portfolio Fund. Each Portfolio Manager generally will seek reasonably competitive commission rates. However, Portfolio Managers will not necessarily pay the lowest commission available on each transaction.

     Consistent with the principle of seeking best execution, a Portfolio Manager may place brokerage orders with brokers (including affiliates of the Adviser) that provide the Portfolio Manager and its affiliates with supplemental research, market and statistical information, including advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The expenses of a Portfolio Manager are not necessarily reduced as a result of the receipt of this supplemental information, which may be useful to the Portfolio Manager or its affiliates in providing services to clients other than a Portfolio Fund. In addition, not all of the supplemental information is used by Portfolio Managers in connection with Portfolio Funds in which the Fund invests. Conversely, the information provided to Portfolio Managers by brokers and dealers through which other clients of the Portfolio Managers effect securities transactions may be useful to the Portfolio Managers in providing services to Portfolio Funds in which the Fund invests.

                                  ADMINISTRATOR

     Pursuant to an administration agreement (the "Administration Agreement"), SEI Investments Global Funds Services (the "Administrator") provides various administrative services to the Fund, including fund accounting, investor accounting and taxation services, maintaining the register of the Fund and subject to approval by the Fund, generally reviewing and performing all actions related to the issuance and transfer of Units; performing all acts related to the repurchase of Units; and performing all other clerical services necessary in connection with the administration of the Fund. The Administrator may delegate certain of its administrative functions. In consideration for these services, the Fund pays the Administrator its PRO RATA portion (based on its net assets) of an annual fee (paid monthly) of up to 0.12% of the aggregate net assets of the Fund and the other funds in the Fund Complex (the "Complex Assets"), which fee will decline to the extent that the Complex Assets exceed $100 million. The Fund's PRO RATA portion of this fee is subject to an annual minimum fee of $15,000. The Administrator also serves as the transfer agent for the Units.

     Pursuant to the Administration Agreement, the Administrator provides or arranges for the provision of similar administrative services to the Master Fund. In consideration for these services, the Master Fund pays the Administrator its PRO RATA portion (based on its net assets) of an annual fee (paid monthly) of up to 0.12% of the Complex Assets, which fee will decline to the extent that the Complex Assets exceed $100 million. The Master Fund's PRO RATA portion of this fee is subject to an annual minimum fee of $75,000.

                           CUSTODIAN AND ESCROW AGENT

     SEI Private Trust Company (the "Custodian") serves as the custodian of the assets of the Fund and the Master Fund, and may maintain custody of such assets with domestic and foreign subcustodians (which may be banks, trust companies, securities depositories and clearing agencies), approved by the Board of Managers or the Master Fund Board, as applicable, in accordance with the requirements set forth in Section 17(f) of the 1940 Act and the rules adopted thereunder. Assets of the Fund and the Master Fund are not held by the Adviser or commingled with the assets of other accounts, except to the extent that securities may be held in the name of the Custodian or a subcustodian in a securities depository, clearing agency or omnibus customer account. The Custodian's principal business address is One Freedom Valley Drive, Oaks, Pennsylvania 19456.

     UMB Bank, n.a. serves as Escrow Agent with respect to monies received from prospective investors in advance of dates when Units may be purchased and monies may be transmitted to the Fund. The Escrow Agent's principal business address is 1010 Grand Boulevard, 10th Floor, Kansas City, MO 64106.

                                FEES AND EXPENSES

     The Adviser bears all of its own costs incurred in providing investment advisory and other services to the Fund and the Master Fund, including travel and other expenses related to the selection and monitoring of Portfolio Managers.

     The Fund bears all of its own expenses and, through its investment in the Master Fund, its portion of the Master Fund's operating expenses, other than those borne by the Adviser pursuant to the Advisory Agreement and the Master Fund Advisory Agreement, and the Distributor pursuant to the Distribution Agreement and the Member Services Agreement, including, but not limited to: all investment related expenses (e.g., fees paid directly or indirectly to Portfolio Managers, all costs and expenses directly related to portfolio transactions and positions for the Master Fund's account such as direct and indirect expenses associated with the Master Fund's investments, including its investments in Portfolio Funds, transfer taxes and premiums, taxes withheld on foreign dividends and, if applicable in the event the Master Fund utilizes a Portfolio Account, brokerage commissions, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold but not yet purchased and margin fees); all costs and expenses associated with the establishment of any Portfolio Accounts; any non-investment related interest expense; organizational and offering expenses; fees and disbursements of any attorneys and accountants engaged by the Fund and the Master Fund; audit and tax preparation fees and expenses of the Fund; all costs and expenses associated with background checks on Portfolio Managers; all costs and expenses associated with retaining independent third parties to provide risk management services to the Fund; administrative expenses and fees of the Fund and the Master Fund; custody and escrow fees and expenses; the costs of an errors and omissions/directors and officers liability insurance policy and a fidelity bond; the Master Fund Management Fee; Distribution Fee; the Member Servicing Fee (as defined below); fees and travel-related and other expenses of members of the Board of Managers and the Master Fund Board who are not employees of the Adviser or any affiliated person of the Adviser; all costs and charges for equipment or services used in communicating information regarding the Fund's and Master Fund's transactions among the Adviser and any custodian or other agent engaged by the Fund; any extraordinary expenses; and such other expenses as may be approved from time to time by the Board of Managers.

     The Fund also indirectly bears fees and expenses of the Master Fund, as an investor in Portfolio Funds. Each Portfolio Manager generally receives a management fee and a performance fee or allocation with respect to the assets of Portfolio Funds that it manages. The amount of these fees and allocations varies among Portfolio Managers, but the management fees are generally expected to be between 1.0%-2.0%, on an annual basis, of the total assets managed by a Portfolio Manager, and the performance fees or allocations are generally expected to be between 15%-25% of the net capital appreciation (if any) in the assets managed by a Portfolio Manager. If the Fund retains a Portfolio Manager to manage a Portfolio Account, a management fee and performance allocation would generally be payable or allocable to the Portfolio Manager. In such cases, the fees or allocations may differ from, and could be higher than, those described above. Any such Portfolio Account related advisory arrangements will be subject to the approval of the Board of Managers and Members.

     The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the "Expense Limitation Agreement") under which the Adviser (or its affiliate) has agreed to pay or absorb the ordinary operating expenses of the Fund (including organization and offering expenses, as well as the portion of the Master Fund's fees and expenses borne by the Fund, but excluding any Portfolio Fund fees and expenses, interest, brokerage commissions and extraordinary expenses of the Fund), to the extent necessary to limit the ordinary operating expenses of the Fund to 2.25% per annum of the Fund's average monthly net assets (the "Expense Limitation"). In consideration of the Adviser's agreement to limit the Fund's expenses, the Fund will carry forward the amount of expenses paid or absorbed by the Adviser (or its affiliate) in excess of the Expense Limitation for a period not to exceed three years from the end of the fiscal year in which they were incurred and will reimburse the Adviser (or its affiliate) such amounts. Reimbursement will be made as promptly as possible, but only to the extent it does not cause the Fund's ordinary operating expenses to exceed the Expense Limitation in effect at the time of reimbursement. The Expense Limitation Agreement will remain in effect until terminated by the Fund. None of the fees charged to the Master Fund by a Portfolio Fund will be subject to the Expense Limitation Agreement.

                        CAPITAL ACCOUNTS AND ALLOCATIONS

CAPITAL ACCOUNTS

     The Fund maintains a separate capital account for each Member which has an opening balance equal to the Member's initial contribution to the capital of the Fund. Each Member's capital account is increased by the amount of contributions by the Member to the capital of the Fund, plus any amounts credited to the Member's capital account as described below. Similarly, each Member's capital account is reduced by the sum of the amount of any repurchase by the Fund of the Units, or any portion of them, of the Member, plus the amount of any distributions to the Member which are not reinvested, plus any amounts debited against the Member's capital account as described below.

     Capital accounts of Members are adjusted as of the close of business on the last day of each fiscal period. A fiscal period begins on the day after the last day of the preceding fiscal period and ends at the close of business on the first to occur of the following: (i) the last day of each fiscal year (March
31); (ii) the last day of each taxable year (December 31); (iii) the day preceding the date on which any contribution to the capital of the Fund is made;
(iv) any day as of which the Fund repurchases any Units of any Member; or (v) any day as of which any amount is credited to or debited from the capital account of any Member other than an amount to be credited to or debited from the capital accounts of all Members in accordance with their respective investment percentages. An investment percentage will be determined for each Member as of the start of each fiscal period by dividing the balance of the Member's capital account as of the commencement of the period by the sum of the balances of all capital accounts of all Members as of that date.

ALLOCATION OF NET PROFITS AND NET LOSSES

     Net profits or net losses of the Fund for each fiscal period are allocated among and credited to or debited from the capital accounts of all Members as of the last day of the fiscal period in accordance with Members' respective investment percentages for the fiscal period. These credits or debits to a Member's capital account are in turn reflected in changes in the value of the Member's Units. Net profits or net losses are measured as the net change in the value of the net assets of the Fund (including any net change in unrealized appreciation or depreciation of investments and realized income and gains or losses and accrued expenses), before giving effect to any repurchases by the Fund of Units, and excluding the amount of any items to be allocated among the capital accounts of the Members other than in accordance with the Members' respective investment percentages. Each Member's investment percentage will be determined each fiscal period by dividing, as of the commencement of the period, the balance of the Member's capital account by the sum of the balances of the capital accounts of all Members.

ALLOCATION OF SPECIAL ITEMS--CERTAIN WITHHOLDING TAXES AND OTHER EXPENDITURES

     Withholding taxes or other tax obligations incurred by the Fund which are attributable to any Member will be debited from the capital account of that Member as of the close of the fiscal period during which the Fund paid those obligations, and any amounts then or thereafter distributable to the Member will be reduced by the amount of those taxes. If the amount of those taxes is greater than the distributable amounts, then the Member and any successor to the Member's Units is required to pay upon demand to the Fund, as a contribution to the capital of the Fund, the amount of the excess. The Fund is not obligated to apply for or obtain a reduction of or exemption from withholding tax on behalf of any Member.

     Generally, any expenditures payable by the Fund, to the extent paid or withheld on behalf of, or by reason of particular circumstances applicable to, one or more, but fewer than all of the Members, will be charged to only those Members on whose behalf the payments are made or whose particular circumstances gave rise to the payments. These charges will be debited to the capital accounts of the applicable Members as of the close of the fiscal period during which the items were paid or accrued by the Fund.

RESERVES

     Appropriate reserves may be created, accrued and charged against net assets and proportionately against the capital accounts of the Members for contingent liabilities as of the date the contingent liabilities become known to the Fund. Reserves will be in such amounts (subject to increase or reduction) which the Fund may deem necessary or appropriate. The amount of any reserve (or any increase or decrease therein) will be proportionately charged or credited, as appropriate, to the capital accounts of those investors who are Members at the time when the reserve is created, increased or decreased, as the case may be; PROVIDED, HOWEVER, that if the reserve (or any increase or decrease therein) exceeds the lesser of $500,000 or 1% of the aggregate value of the capital accounts of all those Members, the amount of the reserve, increase, or decrease shall instead be charged or credited to those investors who were Members at the time, as determined by the Fund, of the act or omission giving rise to the contingent liability for which the reserve was established, increased or decreased in proportion to their capital accounts at that time.

NET ASSET VALUATION

     The net asset value of the Fund will be determined by or at the direction of the Adviser as of the close of business as of the end of each fiscal period in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Board of Managers. The net asset value per Unit equals the net asset value of the Fund divided by the number of its outstanding Units. Substantially all of the net asset value of the Fund is based on the net asset value of its units in the Master Fund. The net asset value of the Master Fund is based primarily on the fair value of its interests in Portfolio Funds. The Master Fund Board has delegated various responsibilities regarding Portfolio Fund valuation procedures to the Adviser. The Adviser's actions in this regard remain subject to the oversight of the boards of managers of the Fund and the Master Fund.

     In accordance with these policies, investments in Portfolio Funds are valued at their "fair values." Ordinarily, this will be the values determined by the Portfolio Managers of the Portfolio Funds in accordance with the Portfolio Funds' valuation policies and as reported by the Portfolio Managers. As a general matter, the fair value of the Master Fund's interest in a Portfolio Fund will represent the amount that the Master Fund could reasonably expect to receive from the Portfolio Fund if the Master Fund's interest were redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Master Fund believes to be reliable. Because Portfolio Funds provide net asset value information to the Master Fund on a monthly basis and do not generally provide detailed information on their investment positions, except on an annual basis, the Master Fund generally will not be able to determine the fair value of its investments in Portfolio Funds or its net asset values other than as of the end of each month and may not be able to verify valuation information given to the Master Fund by Portfolio Managers (except in the case of Portfolio Accounts). In the unlikely event that a Portfolio Fund does not report a value to the Master Fund on a timely basis, the Master Fund would determine the fair value of its interest in that Portfolio Fund based on the most recent value reported by the Portfolio Fund, as well as any other relevant information available at the time the Master Fund values its assets. The Master Fund Board has determined that any values of interests in Portfolio Funds reported as "estimated" or "final" values (using the nomenclature of the hedge fund industry) will be deemed to reasonably reflect market values of securities for which market quotations are available or the fair value of such securities.

     Before investing in any Portfolio Fund, the Adviser will conduct a due diligence review of the valuation methodology utilized by the Portfolio Fund, which as a general matter will utilize market values when available, and otherwise utilize principles of fair value that the Adviser reasonably believes to be consistent with those used by the Master Fund for valuing its own investments. In a situation where a Portfolio Manager allocates a Portfolio Fund's assets to special investment accounts or side pockets, the current fair value of the Master Fund's interest in that Portfolio Fund may not be accurately reflected in the Master Fund's and thus, the Fund's net asset value. This is because the Portfolio Manager's most recent computation of the fair value of the special investment account or side pocket may have last occurred a significant amount of time (I.E., as much as eleven months or longer) before the current monthly computation of the Fund's and the Master Fund's net asset value. As a result, for any given month, the stated net asset value of the Master Fund and thus, the Fund, may, under certain circumstances, be higher or lower than the value that would otherwise have been utilized had the Portfolio Manager determined and reported the fair value of any side pocket as of the end of the most recent calendar month. Although the procedures approved by the Master Fund Board provide that the Adviser will periodically review the valuations of interests in Portfolio Funds provided by the Portfolio Managers, the Adviser will not be able to confirm independently the accuracy of valuations of such interests provided by such Portfolio Managers (which are unaudited, except for year-end valuations).

     The Fund's and the Master Fund's valuation procedures require the Adviser to consider all relevant information available at the time the Fund and the Master Fund value their respective assets. The Adviser or, in certain cases, the Master Fund Board, will consider such information, and may conclude in certain circumstances that the information provided by a Portfolio Manager does not represent the fair value of the Master Fund's interests in a Portfolio Fund. Although redemptions of interests in Portfolio Funds are subject to advance notice requirements, Portfolio Funds typically will make available net asset value information to their investors which will represent the price at which, even in the absence of redemption activity, the Portfolio Fund would have effected a redemption if a redemption request had been timely made or if, in accordance with the terms of the Portfolio Fund's governing documents, it would be necessary to effect a mandatory redemption. Following procedures adopted by the Master Fund Board, in the absence of specific transaction activity in interests in a particular Portfolio Fund, the Master Fund could consider whether it was appropriate, in light of all relevant circumstances, to value such a position at the Portfolio Fund's net asset value as reported at the time of valuation, or whether to adjust such value to reflect a premium or discount to net asset value. Any such decision must be made in good faith, and subject to the review and supervision of the Master Fund Board.

     The Portfolio Funds provide estimated net asset value determinations to the Master Fund on a monthly basis, generally within one or two weeks following the end of the month. The Adviser attempts to confirm the accuracy of each Portfolio Fund's monthly valuation using various means, including: discussing monthly with Portfolio Managers their Portfolio Funds' values; reviewing Portfolio Fund portfolio positions, when available; and analyzing audited financial statements of Portfolio Funds. Failure of a Portfolio Fund to provide on a timely or accurate basis required monthly valuation information to the Master Fund could result in an adjustment to the fair value given by the Master Fund to its investment in a Portfolio Fund or a decision by the Adviser to liquidate the Master Fund's investment in a Portfolio Fund. The valuations reported by the Portfolio Managers, upon which the Master Fund calculates its net asset value, may be subject to later adjustment, based on information reasonably available at that time. For example, fiscal year-end net asset value calculations of the Portfolio Funds are audited by the independent auditors of the Portfolio Funds and may be revised as a result of such audits. Other adjustments may occur from time to time.

     To the extent the Fund or the Master Fund invests its assets through Portfolio Accounts, and to the extent the Fund or the Master Fund invests in money market instruments, the Fund and the Master Fund will value portfolio securities (other than interests in Portfolio Funds) as follows:

     Securities listed on the Nasdaq National Market System ("NASDAQ") are valued at the NASDAQ Official Closing Price ("NOCP") (which, as of June 2003, is the last trade price at or before 4:00:02 p.m. (Eastern Time) adjusted up to NASDAQ's best offer price if the last trade price is below such bid and down to NASDAQ's best offer price if the last trade is above such offer price). If no NOCP is available, the security will be valued at the last sale price on the NASDAQ prior to the calculation of the net asset value of the Fund and the Master Fund. If no sale is shown on NASDAQ, the bid price will be used. If no sale is shown and no bid price is available, the price will be deemed "stale" and the value will be determined in accordance with the fair valuation procedures set forth herein. U.S. exchange traded securities, other than NASDAQ securities, are valued at their last composite sale prices as reported on the exchanges where such securities are traded. If no sales of such securities are reported on a particular day, the securities will be valued based upon their composite bid prices for securities held long, or their composite ask prices for securities held short, as reported by such exchanges. Securities traded on a foreign securities exchange will be valued at their last sale prices on the exchange where such securities are primarily traded, or in the absence of a reported sale on a particular day, at their bid prices, in the case of securities held long, or ask prices, in the case of securities held short, as reported by such exchange. Listed options or futures contracts will be valued using last sales prices as reported by the exchange with the highest reported daily volume for such options or futures contracts or, in the absence of any sales on a particular day, at their bid prices as reported by the exchange with the highest volume on the last day a trade was reported. Other securities for which market quotations are readily available will be valued at their bid prices, or ask prices in the case of securities held short, as obtained from one or more dealers making markets for such securities. If market quotations are not readily available, securities and other assets, will be valued at fair value as determined in good faith by, or under the supervision of, the Master Fund Board.

     Debt securities will be valued in accordance with the procedures described above, which with respect to such securities may include the use of valuations furnished by a pricing service which employs a matrix to determine valuations for normal institutional size trading units. The reasonableness of valuations provided by any such pricing service will be reviewed periodically by the Master Fund Board. Debt securities with remaining maturities of 60 days or less, absent unusual circumstances, will be valued at amortized cost, so long as such valuation is determined by the Master Fund Board to represent fair value.

     All assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using foreign exchange rates provided by a pricing service. Trading in foreign securities generally is completed, and the values of such securities are determined, before the close of securities markets in the U.S. Foreign exchange rates also are determined before such close. On occasion, the values of securities and exchange rates may be affected by significant events occurring between the time as of which determination of such values or exchange rates are made and the time as of which the net asset value is determined. When such significant events materially affect the values of securities held by the Master Fund or its liabilities, these securities and liabilities may be valued at fair value as determined in good faith by, or under the supervision of, the Master Fund Board.

     Prospective investors should be aware that situations involving uncertainties as to the valuation of portfolio positions could have an adverse effect on the Master Fund's and thus, the Fund's net assets, which, in turn, would affect amounts paid on repurchases of Units and the amount of fees paid, if the judgments made regarding appropriate valuations should be proven incorrect.

                              CONFLICTS OF INTEREST

GENERAL

     The Advisory Agreement and the Master Fund Advisory Agreement do not require the Adviser or its affiliates (together with their members, officers and employees, including those involved in the investment activities and business operations of the Fund and the Master Fund) to devote all or any specified portion of their time to managing the Fund's or the Master Fund's affairs, but only to devote so much of their time to the Fund's and the Master Fund's affairs as they reasonably believe necessary in good faith. The Advisory Agreement and the Master Fund Advisory Agreement do not prohibit the Adviser or its affiliates from engaging in any other existing or future business, and the Adviser or its affiliates may provide investment management services to other clients or family members of the portfolio managers. In addition, the portfolio managers and affiliates of the Adviser may invest for their own accounts in various investment opportunities, including in hedge funds. A determination may be made that an investment opportunity in a particular investment fund is appropriate for a portfolio manager or an affiliate of the Adviser, but not for the Fund or the Master Fund. This determination will be made by the Adviser's investment committee, consistent with the Adviser's allocation policy (which requires the Adviser to allocate opportunities on a fair and equitable basis).

     The Adviser is an indirect subsidiary of Robeco Groep, N.V. The Adviser, Robeco Groep, N.V. and their affiliates (collectively, for the purposes of this section, "Robeco") and their partners, officers and employees, including those involved in the investment activities and business operations of the Fund and the Master Fund, are engaged in businesses unrelated to the Fund and the Master Fund.

     Robeco is a leading European asset manager that provides discretionary asset management products and services and a complete range of mutual funds to a large number of institutional and retail clients worldwide. As such, Robeco may engage in transactions in the same securities and other instruments in which the Portfolio Managers selected by the Adviser may invest. In addition, Robeco may have investments or other business relationships with the Portfolio Managers utilized by the Fund or the Master Fund. Robeco is not under any obligation to share any investment opportunity, idea or strategy with the Fund or the Master Fund.

     The proprietary activities or portfolio strategies of Robeco, or the activities or strategies used for accounts managed by Robeco for other customer accounts, could conflict with the transactions and strategies employed by a Portfolio Manager and affect the prices and availability of the securities and instruments in which the Portfolio Manager invests. Issuers of securities held by a Portfolio Manager may have publicly or privately traded securities in which Robeco is an investor or makes a market. Robeco's trading activities generally are carried out without reference to positions held directly or indirectly by the Master Fund and may have an effect on the value of the positions so held or may result in Robeco having an interest in the issuer adverse to that of the Master Fund and thus, the Fund.

     Brokerage firms affiliated with the Portfolio Managers may execute securities transactions on behalf of the Fund consistent with the provisions of the 1940 Act and, with respect to the Portfolio Funds in which the Fund invests, consistent with best execution.

     Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund. The Adviser's portfolio managers may manage other accounts with investment strategies similar to the Fund and the Master Fund, including other investment companies, pooled investment vehicles and separately managed accounts. Fees earned by the Adviser may vary among these accounts and the Adviser's portfolio managers may personally invest in these accounts. These factors could create conflicts of interest because the Adviser's portfolio managers may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Fund or the Master Fund. A conflict may also exist if the Adviser's portfolio managers identify a limited investment opportunity that may be appropriate for more than one account, but the Fund or the Master Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the Adviser's portfolio managers may execute transactions for another account that may adversely impact the value of securities held by the Fund or the Master Fund. However, the Adviser believes that these risks are mitigated by the fact that accounts with like investment strategies managed by the Adviser's portfolio managers are generally managed in a similar fashion and the Adviser has a policy that seeks to allocate opportunities on a fair and equitable basis.

     The Adviser is also the investment manager for other investment vehicles (collectively with the Other Vehicles, the "Related Accounts"). The Related Accounts may invest in the same Portfolio Funds as the Fund and the Master Fund. As a result, the Related Accounts may compete with the Fund and the Master Fund for appropriate investment opportunities. As a general matter, the Adviser will consider participation by the Fund and the Master Fund in all appropriate investment opportunities that are under consideration by the Adviser for the Related Accounts. The Adviser will evaluate for the Fund, the Master Fund and the Related Accounts a variety of factors that may be relevant in determining whether a particular investment opportunity or strategy is appropriate and feasible for the Fund, the Master Fund or the Related Accounts at a particular time. Because these considerations may differ for the Fund, the Master Fund and the Related Accounts in the context of any particular investment opportunity and at any particular time, the investment activities and future investment performance of the Fund and the Master Fund and each of the Related Accounts will differ. The Adviser will, however, attempt to allocate these investment opportunities in an equitable manner.

     The Fund and the Master Fund, absent SEC exemptive relief, may be precluded from investing any assets in certain Portfolio Funds where an account managed by the Adviser is already invested (or seeks to invest) to the extent that the Fund is considered a "joint participant" (within the meaning of Section 17(d) of the 1940 Act or Rule 17d-1 thereunder) with an account managed by the Adviser. Additionally, in the event the Master Fund retains Portfolio Managers as Sub-Managers, there is also the potential for prohibited affiliated transactions to exist. For example, the Master Fund or a Sub-Manager (or its affiliate), absent SEC exemptive relief, may be precluded from investing any assets in certain hedge funds when accounts managed by a Sub-Manager are already invested in those hedge funds.

     The BHCA and other applicable banking laws, rules, regulations and guidelines, and the interpretation and administration thereof by the staff of the regulatory agencies which administer them, may restrict the transactions and relationships between the Adviser, Robeco, Rabobank and their affiliates on the one hand, and the Fund, on the other hand, and may restrict the investments and transactions by the Fund.

     Other present and future activities of the Adviser, the portfolio managers, the Administrator and/or their affiliates may give rise to additional conflicts of interest. In the event that a conflict of interest arises, the Managers will attempt to resolve such conflicts in a fair and equitable manner. The use of a master-feeder structure also may create a conflict of interest in that different tax considerations for the Fund and other feeder funds may cause the Master Fund to structure or dispose of an investment in a manner that is more advantageous to one feeder fund over another.

PORTFOLIO MANAGERS

     Any Portfolio Manager that is also a Sub-Manager will likely follow practices substantially similar to those described below. Although it is anticipated that Portfolio Managers that are not also Sub-Managers will follow practices similar to those described below, no guarantee or assurances can be made that similar practices will be followed or that a Portfolio Manager (including a Sub-Manager) will adhere to, and comply with, its stated practices. For purposes of this section only, the term "Portfolio Manager" will apply to both a "Portfolio Manager" and a "Sub-Manager."

     PARTICIPATION IN INVESTMENT OPPORTUNITIES. The Adviser anticipates that each Portfolio Manager will consider participation by the relevant Portfolio Fund in all appropriate investment opportunities that are also under consideration for investment by the Portfolio Manager for its Portfolio Accounts that pursue similar investment programs. There may be circumstances, however, under which a Portfolio Manager will cause its Portfolio Account to commit a larger percentage of its respective assets to an investment opportunity than to which the Portfolio Manager will commit the relevant Portfolio

Fund's assets. There also may be circumstances under which a Portfolio Manager will consider participation by its Portfolio Account in investment opportunities in which the Portfolio Manager does not intend to invest on behalf of the relevant Portfolio Fund, or vice versa.

     Each Portfolio Manager is expected to evaluate a variety of factors in determining whether a particular investment opportunity or strategy is appropriate and feasible for the relevant Portfolio Fund and Portfolio Account at a particular time. These factors may include the following: (i) the nature of the investment opportunity taken in the context of the other investments at the time; (ii) the liquidity of the investment relative to the needs of the particular entity or account; (iii) the availability of the opportunity (I.E., size of obtainable position); (iv) the transaction costs involved; and (v) the investment or regulatory limitations applicable to the particular entity or account; however, particular Portfolio Managers may consider other factors. Because the relevant considerations may differ for a Portfolio Fund and a relevant Portfolio Account in the context of any particular investment opportunity, the investment activities of a Portfolio Fund, on the one hand, and a Portfolio Account, on the other, may differ considerably from time to time. In addition, the fees and expenses of the Portfolio Funds will differ from those of the Portfolio Accounts. Accordingly, prospective Members should note that the future performance of a Portfolio Manager's Portfolio Fund and its Portfolio Account will vary.

     When a Portfolio Manager determines that it would be appropriate for its Portfolio Fund and one or more of its Portfolio Accounts to participate in an investment opportunity at the same time, it will likely attempt to aggregate, place and allocate orders on a basis that the Portfolio Manager believes to be fair and equitable, consistent with its responsibilities under applicable law. Decisions in this regard are necessarily subjective and there is no requirement that any Portfolio Fund participate, or participate to the same extent as a Portfolio Account, in all trades. Although no assurances can be made, no participating entity or account will likely receive preferential treatment over any other and each Portfolio Manager will take steps to ensure that no participating entity or account will be systematically disadvantaged by the aggregation, placement and allocation of orders.

     Situations may occur, however, where a Portfolio Fund could be disadvantaged because of the investment activities conducted by the Portfolio Manager for a Portfolio Account. Such situations may be based on, among other things, the following: (i) legal restrictions on the combined size of positions that may be taken for the Portfolio Fund, and the Portfolio Accounts, thereby limiting the size of the Portfolio Fund's position; (ii) the difficulty of liquidating an investment for the Portfolio Fund and the Portfolio Accounts where the market cannot absorb the sale of the combined positions; and (iii) the determination that a particular investment is warranted only if hedged with an option or other instrument and there is a limited availability of such options or other instruments.

     Each  Portfolio  Manager  and  its  principals,   officers,  employees  and
affiliates, may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Master Fund or a Portfolio Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by principals, officers, employees and affiliates of the Portfolio Manager that are the same, different or made at a different time than positions taken for the Master Fund.

     Portfolio Managers or their affiliates may from time to time provide investment advisory or other services to hedge funds and other entities or accounts managed by the Adviser and its affiliates. In addition, Portfolio Managers or their affiliates may from time to time receive research products and services in connection with the brokerage services that the Adviser and its affiliates may provide either: (i) to one or more Portfolio Accounts; or (ii) to the Master Fund.

     OTHER MATTERS. Except as may be permitted by applicable law, a Portfolio Manager and its affiliates are not expected to buy securities or other property from, or sell securities or other property to, the Portfolio Fund it manages. In this regard, a Portfolio Fund may effect certain principal transactions in securities with one or more Portfolio Accounts, subject to certain conditions. Such transactions would be made in circumstances where the Portfolio Manager has determined it would be appropriate for the Portfolio Fund to purchase and a Portfolio Account to sell, or the Portfolio Fund to sell and a Portfolio Account to purchase, the same security or instrument on the same day. Future investment activities of the Portfolio Managers, or their affiliates, and the principals, partners, directors, officers or employees of the foregoing may give rise to additional conflicts of interest.

                                 CODE OF ETHICS

     The Adviser and its affiliates may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made by the Master Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by the Adviser and its affiliates (including personnel of the Adviser) that are the same, different or made at a different time than positions taken for the Master Fund. In order to mitigate the possibility that the Fund will be adversely affected by this personal trading, the Fund and the Master Fund have adopted a code of ethics and furthermore the Adviser and Robeco Securities (as defined below) have adopted a joint code of


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


ethics (collectively with the Fund's and the Master Fund's code of ethics, the "Codes of Ethics") in compliance with Rule 17j-1 under the 1940 Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Fund's portfolio transactions. The Codes of Ethics can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at
(202) 942-8090. The Codes of Ethics are also available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of the Codes of Ethics may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov or by writing the SEC's Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-0102.

     Future investment activities of the Adviser and its affiliates and their principals, managers, partners, directors, officers or employees may give rise to additional conflicts of interest.

                               PURCHASES OF UNITS

PURCHASE TERMS

     The initial closing date for purchases of Units is expected to be March 1, 2010, or such earlier or later date as the Adviser determines, provided the Fund has received purchases of Units prior to such date in an amount the Adviser believes, in its sole discretion, is sufficient to effectively implement the investment program for the Fund. Monies received from prospective investors in advance of the initial closing date will be held in a non-interest-bearing escrow account until such time as the Adviser believes the investment program for the Fund can be implemented. Units may be purchased generally as of the first business day of each calendar month, except that the Fund may offer Units more or less frequently as determined by the Board of Managers. In order to purchase Units, an investor must submit a completed investor certification to the Administrator generally five calendar days before the investor's proposed purchase. Cleared funds must be available in the investor's account no later than five calendar days before the investor's proposed purchase, or such other date as Robeco Securities may determine in its sole discretion and communicate to the investor (the "Funding Deadline"). If an investor's certification is accepted by the Administrator prior to the Funding Deadline, monies representing the capital contribution will be debited from the investor's account by the Selling Agent (as defined below) servicing the investor's account and deposited in a non-interest bearing escrow account pending the deposit of such monies with the Fund. At the close of business on the Funding Deadline, the Fund will withdraw the monies representing the capital contribution from the escrow account or the Selling Agent servicing the investor's account will remit such monies representing the capital contribution from the investor's account, as applicable, and deposit such monies with the Fund. The Fund will then issue the requisite number of Units to the investor on the purchase date. All purchases are subject to the receipt of cleared funds from the investor prior to the applicable purchase date in the full amount of the purchase. The Board of Managers reserves the right to reject any purchase for Units and the Board of Managers may, in its sole discretion, suspend purchases of Units at any time.

     An investor purchases Units in the Fund. The Units represent a capital account maintained on the investor's behalf that reflects the purchaser's PRO RATA share of the Fund's capital. An investor's capital account is used to facilitate tax reporting to the investor. Units are offered at their net asset value per Unit, and each Unit subscribed for represents a capital contribution to the Fund in that amount. Generally, the minimum initial investment in the Fund from each investor is $50,000, and the minimum additional investment in the Fund is $25,000. The minimum initial investment for employees of the Adviser or a Selling Agent and their affiliates, and members of their immediate families and, in the sole discretion of the Adviser, as applicable, the Managers, attorneys and other professionals engaged on behalf of the Fund and members of their immediate families, is $25,000 and subsequent investments must be at least $10,000. The minimum initial and minimum additional investment requirements may be reduced or increased by the Board of Managers. Under certain circumstances, the minimum investment amounts may be waived, subject to the approval of Robeco Securities, L.L.C., a Delaware limited liability company that is a subsidiary of the Adviser ("Robeco Securities"). An investor's purchase of Units is irrevocable by the investor and will generally require the investor to maintain its investment in the Fund until such time as the Fund offers to repurchase the Units in a tender offering. (SEE "Redemptions, Repurchases of Units and Transfers" below.) The Board of Managers may, in its discretion, cause the Fund to repurchase a Member's entire interest in the Fund (I.E., all Units held by the Member) if the Member's capital account balance, as a result of repurchase or transfer requests by the Member, is less than $50,000 (or any lower amount equal to the Member's initial purchase amount net of any sales load).

     Except as otherwise permitted by the Board of Managers, initial and any additional contributions to the capital of the Fund by any Member will be payable in cash. Initial and any additional contributions to the capital of the Fund will be payable in one installment. Although the Fund may accept contributions of securities in the sole discretion of the Board of Managers, the Fund has no present intention of accepting contributions of securities. If the Fund were to accept a contribution of securities, the securities would be valued in the same manner as the Fund values its other assets. (SEE "Capital Accounts and Allocations -- Net Asset Valuation.")

     Each new Member must agree to be bound by all of the terms of the Limited Liability Company Agreement of the Fund (the "Company Agreement"). Each potential investor must also represent and warrant in an investor certification, among other things, that the investor is purchasing Units for its own account, and not with a view to the distribution, assignment, transfer or other disposition of the Units.

ELIGIBLE INVESTORS

     Units are being offered only to tax-exempt U.S. investors and non-U.S. persons that are "Eligible Investors." Currently, "Eligible Investors" include:
(i) natural persons, companies or other entities (other than investment companies and investment funds) that represent that they have a net worth (together, in the case of a natural person, with assets held jointly with a spouse) of more than $1.5 million at the time of investment (or such greater amount as may be required by applicable law or by the Board of Managers, in its sole discretion); (ii) persons who have at least $750,000 under the Adviser's or its affiliates' management, including any amount invested in the Fund; and (iii) persons who are "qualified purchasers," as defined by the 1940 Act and the rules thereunder. Investors must complete and sign an investor certification that the investor meets these requirements before it may invest in the Fund. A form of the certification that each investor will be asked to sign is contained in Appendix B of this Prospectus. The Fund is not obligated to sell through brokers, dealers or other financial institutions, any Units that have not been placed with Eligible Investors that meet all applicable requirements to invest in the Fund. The Fund reserves the right to reject any order for the purchase of Units and may, in its sole discretion, suspend the offering of Units at any time.

DISTRIBUTION AND MEMBER SERVICES

     The Fund has entered into a distribution agreement (the "Distribution Agreement") with Robeco Securities, a subsidiary of the Adviser, whose principal business address is 909 Third Avenue, New York, New York 10022, to act as the distributor for the sale of Units (the "Distributor"). Robeco Securities serves as the Distributor on a reasonable best efforts basis, subject to various conditions, and may retain broker-dealers (collectively with Robeco Securities, the "Selling Agents") to assist in the distribution of Units.

     Selling Agents generally will be entitled to a sales load and an ongoing fee for such services. The specific amount of the sales load paid with respect to a Member is generally dependent on the size of the investment in the Fund, but will not exceed 2% of an investor's investment amount. (Subject to that limit, however, the applicable schedule of sales loads may vary among Selling Agents.) The sales load will be charged as a percentage of an investor's investment amount. The sales load will not constitute an investment made by the investor in the Fund. The sales load may be adjusted or waived at the sole discretion of the applicable Selling Agent in consultation with the Fund, and is expected to be waived for the Adviser and its affiliates, including the directors, partners, principals, officers and employees of each of these entities, and employees of the Selling Agents and certain of their affiliates.

     In addition, as compensation for the sale and marketing of Units, the Fund pays Robeco Securities an ongoing quarterly fee at an annualized rate of 0.85% of the average net assets of the Fund during the calendar quarter (after adjustment for any purchases effective on that date) (the "Distribution Fee"). The Distribution Fee is payable in arrears within five days after the end of the quarter. These payments have been separately authorized by the Board pursuant to a distribution plan adopted by the Board. Robeco Securities is not required to use all of the compensation it receives from the Fund to retain and pay Selling Agents. However, it is currently expected that a significant portion of the compensation paid to Robeco Securities by the Fund will be used to compensate Selling Agents for selling Units.

     The Fund has also entered into a Member Services Agreement with the Distributor to provide (or arrange for the provision of) ongoing Member and account maintenance services. Under the terms of a Member servicing agreement between the Fund and the Distributor (the "Member Services Agreement"), the Distributor is authorized to provide, or retain other broker-dealers ("Member Service Providers") to provide, ongoing Member and account maintenance services to the Members of the Fund. These services include, but are not limited to, handling Member inquiries regarding the Fund (for example, responding to questions concerning capital account balances and reports and tax information provided by the Fund); assisting in the enhancement of communications between Members and the Fund; notifying the Fund of any changes to Member information, such as changes of address; and providing such other information and Member services as the Fund (or the Distributor) may reasonably request. Under the Member Services Agreement, the Fund pays an ongoing quarterly Member Servicing fee at an annualized rate of 0.15% of the average net assets of the Fund during the calendar quarter to the Distributor (the "Member Servicing Fee").

     Aggregate compensation paid to Robeco Securities and to any Selling Agent in connection with the marketing and sales of Units and for ongoing Member and account related services (including the Distribution Fee and the Member Servicing Fee) may not exceed 6% of the total proceeds to be received by the Fund in respect of sales of Units registered pursuant to this offering
("Offering Proceeds"). In addition, the sales loads Robeco Securities and Selling Agents receive from investors will be capped at 2% of the Offering Proceeds. All compensation received by Robeco Securities under the

Distribution Agreement and Member Services Agreement, and sales loads have been deemed by the Financial Industry Regulatory Authority, Inc. (formerly, the National Association of Securities Dealers) to be underwriting compensation and are subject to this limitation.

                           REDEMPTIONS, REPURCHASES OF
                               UNITS AND TRANSFERS

NO RIGHT OF REDEMPTION

     No Member or other person holding Units acquired from a Member will have the right to require the Fund to redeem those Units. There is no public market for Units, and none is expected to develop. Consequently, investors may not be able to liquidate their investment other than as a result of repurchases of Units by the Fund, as described below. An investment in the Fund is therefore suitable only for investors who can bear the risks associated with the limited liquidity of the Units.

REPURCHASES OF UNITS

     The Fund from time to time will offer to repurchase outstanding Units from Members pursuant to written tenders by Members at such times and on such terms and conditions as may be determined by the Board of Managers, in its sole discretion. A repurchase fee equal to 2.0% of the value of Units repurchased, which is retained by the Fund, will apply if the date as of which the Units are to be valued for purposes of repurchase is less than one year following the date of a Member's investment in the Fund. The fee is intended to offset costs associated with short-term investments in the Fund. If applicable, the repurchase fee will be deducted before payment of the proceeds of a repurchase.

     In determining whether the Fund should offer to repurchase Units from Members, the Board of Managers will consider various factors, including the recommendations of the Adviser. THE ADVISER CURRENTLY EXPECTS THAT IT WILL RECOMMEND TO THE BOARD OF MANAGERS THAT THE FUND OFFER TO REPURCHASE UNITS FROM MEMBERS NO LATER THAN SEPTEMBER 30, 2010, AND THEREAFTER, FOUR TIMES EACH YEAR, AS OF THE LAST DAY OF EACH CALENDAR QUARTER. The Board of Managers will also consider the following factors, among others, in making this determination:

      o  whether any Members have requested the Fund to repurchase their Units;

      o  the liquidity of the Master Fund's assets;

      o the investment plans and working capital requirements of the Fund and the Master Fund;

      o  the relative economies of scale with respect to the size of the Fund;

      o  the history of the Fund in repurchasing Units;

      o  the economic condition of the securities markets; and

      o  the anticipated tax consequences of any proposed repurchases of Units.

     The Fund will repurchase Units from Members pursuant to written tenders on terms and conditions that the Board of Managers determines to be fair to the Fund and to all Members. The value of a Member's Units that are being repurchased is equal to the value of the Member's capital account (or the portion thereof being repurchased) as of the close of business of any fiscal period, after giving effect to all allocations that are made as of such date. When the Board of Managers determines that the Fund shall repurchase Units, notice will be provided to Members describing the terms thereof, containing information Members should consider in deciding whether to participate in the repurchase opportunity and containing information on how to participate. Members who are deciding whether to tender Units during the period that a repurchase offer is open may ascertain the net asset value of their Units by contacting the Adviser during the period. However, because the Fund expects to determine its net asset value only on a monthly basis, approximately one or two weeks after the end of each month, Members may not be able to obtain current information regarding the value of Units when making their decision as to whether to tender Units for repurchase.

     The Company Agreement provides that the Fund shall be dissolved if the Units of any Member that has submitted a written request for the repurchase of its Units by the Fund, in accordance with the terms of the Company Agreement, is not repurchased by the Fund within a period of two years following the date of the request; PROVIDED, HOWEVER, that dissolution shall not be required if the Fund is unable to repurchase a Member's Units as a result of regulatory restrictions that prevent the Fund from fulfilling a repurchase request.

     Repurchases of Units from Members by the Fund may be made, in the discretion of the Fund, and may be paid in cash or by the distribution of securities in-kind or partly in cash and partly in-kind. However, the Fund does not expect to distribute securities in-kind except in the unlikely event that the Fund does not have sufficient cash to pay for Units that are repurchased or if making a cash payment would result in a material adverse effect on the Fund or on Members not tendering Units for repurchase. Repurchases will be effective after receipt and acceptance by the Fund of all eligible written tenders of Units from Members. Any in-kind distribution of securities will consist of marketable securities traded on an established securities exchange (valued in accordance with the Company Agreement), which will be distributed to all tendering Members on a PARI PASSU basis. Except as described above, the Fund does not impose any charges in connection with repurchases of Units.

     The Fund's ability to conduct a repurchase offer will also be dependent upon the Master Fund's ability to conduct a repurchase offer that would provide the Fund with the liquidity necessary, and within the timeframe needed, to carry out the Fund's repurchase offer. Like the Fund, the Master Fund's ability to conduct a repurchase offer will be subject to the discretion of the Master Fund Board based on considerations substantially identical to those considered by the Board of Managers and which are described above. It is currently expected that the Adviser will recommend to the Master Fund Board that the Master Fund offer to repurchase units from its members four times each year, as of the last day of each calendar quarter.

REPURCHASE PROCEDURES

     Due to liquidity restraints associated with the Fund's investments in the Master Fund, which in turn is restricted as to its ability to withdraw from Portfolio Funds and the fact that the Master Fund may have to effect withdrawals from those funds to pay for Units being repurchased, the Adviser expects that, under the procedures applicable to the repurchase of Units, Units will be valued for purposes of determining their repurchase price as of a date at least 65 days after the date by which Members must submit a repurchase request (the "Valuation Date") and that the Fund will generally pay the value of the Units repurchased (or as discussed below, at least 90% of such value if all of a Member's Units are repurchased) up to one month after the Valuation Date. Currently, it is anticipated that the Valuation Date will be approximately 95 days after the date by which Members must submit a repurchase request. The value of Units can change significantly between the date by which a Member must decide whether to tender its Units for repurchase and the Valuation Date. The amount that a Member may expect to receive on the repurchase of the Member's Units will be the value of the Member's capital account (or portion thereof being repurchased) determined on the Valuation Date and based on the net asset value of the Fund's assets as of that date, after giving effect to all allocations to be made as of that date to the Member's capital account and less the repurchase fee, if applicable. The balance due to each Member who tenders his Units will be subject to adjustment upon completion of the annual audit of the Fund's financial statements for the fiscal year in which the repurchase is effected (which it is expected will be completed within 60 days after the end of each fiscal year). If all of a Member's Units are repurchased, the Member will receive an initial payment equal to at least 90% of the estimated value of the Units and the balance due will be determined and paid promptly after completion of the Fund's audit and will be subject to audit adjustment.

     Under these procedures, Members will have to decide whether to tender their Units for repurchase without the benefit of having current information regarding the value of the Units as of a date proximate to the Valuation Date. In addition, there will be a substantial period of time between the date as of which Members must tender Units and the date they can expect to receive payment for their Units from the Fund. However, promptly after the expiration of a repurchase offer, Members whose Units are accepted for repurchase will be given non-interest bearing, non-transferable promissory notes by the Fund representing the Fund's obligation to pay for repurchased Units. Payments for repurchased Units may be delayed under circumstances where the Fund has determined to redeem its interests in Portfolio Funds to make such payments, but has experienced delays in receiving payments from the Portfolio Funds.

     If a repurchase offer is oversubscribed by Members who tender Units for repurchase, the Fund will repurchase only a PRO RATA portion of the Units tendered by each Member. A Member who tenders for repurchase only a portion of the Member's Units will be required to maintain a capital account balance of $50,000 (or any lower amount equal to the Member's initial purchase amount net of any sales load), or such other amount as is determined by the Board of Managers. If a Member tenders a portion of its Units and the repurchase of that portion would cause the Member's capital account balance to fall below this required minimum, the Fund reserves the right to reduce the portion of the Units to be purchased from the Member so that the required minimum balance is maintained.

     Repurchases of Units by the Fund are subject to certain regulatory requirements imposed by SEC rules and the procedures applicable to repurchases of Units as described above may be amended by the Fund in order to comply with any regulatory requirements applicable to such repurchase procedures.

     The Fund may cancel an offer to repurchase Units (an "Offer"), amend the Offer or postpone the acceptance of tenders made pursuant to the Offer if: (a) the Fund would not be able to liquidate portfolio securities in a manner that is orderly and consistent with the Fund's investment objective and policies in order to purchase Units tendered pursuant to the Offer; (b) there is, in the judgment of the Board of Managers any: (i) legal action or proceeding instituted or threatened challenging the Offer or otherwise materially adversely affecting the Fund; (ii) declaration of a banking moratorium by Federal or state authorities or any suspension of payment by banks in the United States or the States of New York or Pennsylvania that is material to the Fund; (iii) limitation imposed by Federal or state authorities on the extension of credit by lending institutions; (iv) suspension of trading on any organized exchange or over-the-counter market where the Fund has a material investment; (v) commencement of war, significant increase in armed hostilities or other international or national calamity directly or indirectly involving the United States that is material to the Fund; (vi) material decrease in the net asset value of the Fund from the net asset value of the Fund as of commencement of the Offer; or (vii) other event or condition that would have a material adverse effect on the Fund or its investors if Units tendered pursuant to the Offer were purchased; or (c) the Board of Managers determines that it is not in the best interest of the Fund to purchase Units pursuant to the Offer. However, there can be no assurance that the Fund will exercise its right to extend, amend or cancel the Offer or to postpone acceptance of tenders pursuant to the Offer.

     The Fund is permitted to borrow money to meet repurchase requests. Borrowing by the Fund involves certain risks for Members. (SEE "Investment Practices and Related Risk Factors -- Leverage.")

MANDATORY REDEMPTION BY THE FUND

     The Company Agreement provides that the Fund may redeem the Units of a Member or any person acquiring Units from or through a Member under certain circumstances, including if: ownership of the Units by the Member or other person will cause the Fund or the Adviser to be in violation of certain laws or any of the representations and warranties made by a Member in connection with the acquisition of the Units was not true when made or has ceased to be true.

TRANSFERS OF UNITS

     Except as otherwise described below, no person shall become a substituted Member without the consent of the Board of Managers, or the Adviser, which consent may be withheld for any reason in its sole discretion. Units held by Members may be transferred only: (i) by operation of law pursuant to the death, divorce, bankruptcy, insolvency, dissolution or adjudication of incompetency of a Member; or (ii) with the consent of the Board of Managers (which may be withheld in its sole discretion). Under certain circumstances, the Board of Managers has delegated to the Adviser authority to consent to transfers of Units. The Board of Managers has also delegated to the Adviser authority to admit Members. The Board of Managers, or the Adviser, generally will not consent to a transfer unless the following conditions are met: (i) the proposed transfer is to be made on the last day of a fiscal quarter; and (ii) the transfer is (x) one in which the tax basis of the Units in the hands of the transferee is determined, in whole or in part, by reference to its tax basis in the hands of the transferring Member, (y) to members of the transferring Member's immediate family (E.G., brothers, sisters, spouse, parents and children), or (z) a distribution from a qualified retirement plan or an individual retirement account, unless the Fund consults with counsel to the Fund and such counsel confirms that the transfer will not cause the Fund to be treated as a "publicly traded partnership" taxable as a corporation. Notice to the Fund of any proposed transfer must include evidence satisfactory to the Board of Managers, or the Adviser, that the proposed transferee meets any requirements imposed by the Fund with respect to investor eligibility and suitability and must be accompanied by a properly completed investor certification. The Board of Managers, or the Adviser, may not consent to a transfer of Units by a Member unless such transfer is to a single transferee or after the transfer of a portion of the Units, the balance of the capital account of each of the transferee and transferor is not less than $50,000. A Member who transfers Units may be charged reasonable expenses, including attorneys' and accountants' fees, incurred by the Fund in connection with the transfer.

     Any transferee that acquires Units in the Fund by operation of law as the result of the death, divorce, dissolution, bankruptcy, insolvency or adjudication of incompetency of a Member or otherwise, shall be entitled to the allocations and distributions allocable to the Units so acquired, to transfer the Units in accordance with the terms of the Company Agreement and to tender the Units for repurchase by the Fund, but shall not be entitled to the other rights of a Member unless and until the transferee becomes a substituted Member as provided in the Company Agreement. If a Member transfers Units with the approval of the Board of Managers, or the Adviser, the Fund shall promptly take all necessary actions so that each transferee or successor to whom the Units are transferred is admitted to the Fund as a Member.

     By purchasing Units, each Member agrees to indemnify and hold harmless the Fund, the Board of Managers, the Adviser, each other Member and any affiliate of the foregoing against all losses, claims, damages, liabilities, costs and expenses (including legal or other expenses incurred in investigating or defending against any losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement), joint or several, to which such persons may become subject by reason of or arising from any transfer made by that Member in violation of these provisions or any misrepresentation made by that Member in connection with any such transfer.

                                   TAX ASPECTS

     [The following is a summary of certain aspects of the income taxation of the Fund and its Members which should be considered by a prospective Member. The Fund has not sought a ruling from the Internal Revenue Service (the "Service") or any other Federal, state or local agency with respect to any of the tax issues affecting the Fund, nor has it obtained an opinion of counsel with respect to any Federal tax issues other than the characterization of the Fund as a partnership for Federal tax purposes.

     This summary of certain aspects of the Federal income tax treatment of the Fund is based upon the Code, judicial decisions, Treasury Regulations (the "Regulations") and rulings in existence on the date hereof, all of which are subject to change. This summary does not discuss the impact of various proposals to amend the Code which could change certain of the tax consequences of an investment in the Fund. This summary also does not discuss all of the tax consequences that may be relevant to a particular investor or to certain investors subject to special treatment under the Federal income tax laws.

     EACH  PROSPECTIVE  MEMBER SHOULD  CONSULT WITH ITS OWN TAX ADVISER IN ORDER
FULLY  TO  UNDERSTAND  THE  FEDERAL,   STATE,   LOCAL  AND  FOREIGN  INCOME  TAX
CONSEQUENCES OF AN INVESTMENT IN THE FUND.

     In addition to the particular matters set forth in this section, tax-exempt organizations should review carefully those sections of the Prospectus regarding liquidity and other financial matters to ascertain whether the investment objectives of the Fund are consistent with their overall investment plans. Each prospective tax-exempt Member is urged to consult its own counsel regarding the acquisition of Units.

TAX TREATMENT OF FUND OPERATIONS

     CLASSIFICATION OF THE FUND. The Fund will receive an opinion of Schulte Roth & Zabel LLP, counsel to the Fund, that under the provisions of the Code and the Regulations, as in effect on the date of the opinion, as well as under the relevant authority interpreting the Code and the Regulations, and based upon certain representations of the Board of Managers, the Fund will be classified as a partnership for Federal tax purposes and not as an association taxable as a corporation.

     Under Section 7704 of the Code, "publicly traded partnerships" are generally treated as corporations for Federal tax purposes. A publicly traded partnership is any partnership the interests in which are traded on an established securities market or which are readily tradable on a secondary market (or the substantial equivalent thereof). Units will not be traded on an established securities market. Regulations concerning the classification of partnerships as publicly traded partnerships (the "Section 7704 Regulations") provide certain safe harbors under which interests in a partnership will not be considered readily tradable on a secondary market (or the substantial equivalent thereof). The Fund may not be eligible for any of those safe harbors. In particular, it will not qualify under the private placement safe harbor set forth in the Section 7704 Regulations if the Fund has more than 100 Members.

     The Section 7704 Regulations specifically provide that the fact that a partnership does not qualify for the safe harbors is disregarded for purposes of determining whether interests in a partnership are readily tradable on a secondary market (or the substantial equivalent thereof). Rather, in this event the partnership's status is examined under a general facts and circumstances test. Schulte Roth & Zabel LLP will also render its opinion that, under this "facts and circumstances" test, and based upon the anticipated operations of the Fund as well as the legislative history to Section 7704, the text of the Section 7704 Regulations and certain representations of the Board of Managers, the Units will not be readily tradable on a secondary market (or the substantial equivalent thereof) and, therefore, that the Fund will not be treated as a publicly traded partnership taxable as a corporation.

     Neither of the opinions of counsel described above, however, is binding on the Service or the courts. If it were determined that the Fund should be treated as an association or a publicly traded partnership taxable as a corporation for Federal tax purposes (as a result of a successful challenge to such opinions by the Service, changes in the Code, the Regulations or judicial interpretations thereof, a material adverse change in facts, or otherwise), the taxable income of the Fund would be subject to corporate income tax when recognized by the Fund; distributions of such income, other than in certain redemptions of Units, would be treated as dividend income when received by the Members to the extent of the current or accumulated earnings and profits of the Fund; and Members would not be entitled to report profits or losses realized by the Fund.

     UNLESS OTHERWISE INDICATED, REFERENCES IN THE FOLLOWING DISCUSSION OF THE TAX CONSEQUENCES OF FUND INVESTMENTS, ACTIVITIES, INCOME, GAIN AND LOSS, INCLUDE THE DIRECT INVESTMENTS, ACTIVITIES, INCOME, GAIN AND LOSS OF THE FUND, AND THOSE INDIRECTLY ATTRIBUTABLE TO THE FUND AS A RESULT OF IT BEING A DIRECT OR INDIRECT

INVESTOR IN A PORTFOLIO FUND OR PORTFOLIO ACCOUNT THAT IS TREATED AS A PARTNERSHIP FOR FEDERAL INCOME TAX PURPOSES (A "PORTFOLIO PARTNERSHIP").

     The Master Fund operates as a partnership for Federal tax purposes and not as an entity taxable as a corporation. Unless otherwise indicated, references in the following discussion to the tax consequences of Fund investments, activities, income, gain and loss, include the direct investments, activities, income, gain and loss of the Fund, and those indirectly attributable to the Fund as a result of it being a member of the Master Fund.

     As a partnership, the Fund is not itself subject to Federal income tax. The Fund files an annual partnership information return with the Service which reports the results of operations. To the extent discussed under the heading, "Unrelated Business Taxable Income" below, each Member is taxed, if at all, on its distributive share of the Fund's taxable income and gain regardless of whether it has received or will receive a distribution of assets from the Fund.

     TAX RETURNS; TAX AUDITS. The Board of Managers decides how to report the partnership items on the Fund's tax returns. In certain cases, the Fund may be required to file a statement with the Service disclosing one or more positions taken on its tax return, generally where the tax law is uncertain or a position lacks clear authority. All Members are required under the Code to treat the partnership items consistently on their own returns, unless they file a statement with the Service disclosing the inconsistency. Given the uncertainty and complexity of the tax laws, it is possible that the Service may not agree with the manner in which the Fund's items have been reported. In the event the income tax returns of the Fund are audited by the Service, the tax treatment of the Fund's income and deductions generally is determined at the limited liability company level in a single proceeding rather than by individual audits of the Members. A Member designated by the Board of Managers, as the "Tax Matters Partner," has considerable authority to make decisions affecting the tax treatment and procedural rights of all Members. In addition, the Tax Matters Partner has the authority to bind certain Members to settlement agreements and the right on behalf of all Members to extend the statute of limitations relating to the Members' tax liabilities with respect to Fund items.

     MANDATORY BASIS ADJUSTMENTS. The Fund and the Master Fund are generally required to adjust their tax basis in their assets in respect of all Members in cases of partnership distributions that result in a "substantial basis reduction" (i.e., in excess of $250,000) in respect of the relevant partnership's property. The Fund and the Master Fund are also required to adjust their tax basis in their assets in respect of a transferee, in the case of a sale or exchange of an interest, or a transfer upon death, when there exists a "substantial built-in loss" (I.E., in excess of $250,000) in respect of partnership property immediately after the transfer. For this reason, the Fund will require (i) a Member who receives a distribution from the Fund in connection with a complete withdrawal, (ii) a transferee of Units (including a transferee in case of death) and (iii) any other Member in appropriate circumstances to provide the Fund with information regarding its adjusted tax basis in its Units.

FOREIGN TAXES

     It is possible that certain dividends and interest directly or indirectly received by the Fund from sources within foreign countries will be subject to withholding taxes imposed by such countries. In addition, the Fund, the Master Fund, a Portfolio Fund or a Portfolio Account may also be subject to capital gains taxes in some of the foreign countries where they purchase and sell securities. Tax treaties between certain countries and the United States may reduce or eliminate such taxes with respect to the Fund's U.S. Members. It is impossible to predict in advance the rate of foreign tax the Fund will directly or indirectly pay since the amount of the Fund's assets to be invested in various countries is not known. Tax-exempt Members will not ordinarily benefit from any credits or deductions generally granted by the United States in respect of foreign taxes.

UNRELATED BUSINESS TAXABLE INCOME

     Generally, an exempt organization is exempt from Federal income tax on its passive investment income, such as dividends, interest and capital gains, whether realized by the organization directly or indirectly through a partnership in which it is a partner.(1) This type of income is exempt even if it is realized from securities trading activity which constitutes a trade or business.

     This general exemption from tax does not apply to the "unrelated business taxable income" ("UBTI") of an exempt organization. Generally, income and gain derived by an exempt organization from the ownership and sale of debt-financed

---------------------
(1) With certain exceptions, tax-exempt organizations which are private foundations are subject to a 2% Federal excise tax on their "net investment income." The rate of the excise tax for any taxable year may be reduced to 1% if the private foundation meets certain distribution requirements for the taxable year. A private foundation will be required to make payments of estimated tax with respect to this excise tax.

property is taxable in the proportion to which such property is financed by "acquisition indebtedness" during the relevant period of time. The Fund's and the Master Fund's investment program is structured so that exempt organizations will not be subject to Federal income tax on their income from the Fund's and the Master Fund's direct investments. As previously indicated, the Fund and the Master Fund may borrow money on a temporary basis. Although the Fund and the Master Fund intend to treat such borrowings as not resulting in UBTI, there can be no assurance that any such borrowing will not be treated as giving rise to UBTI by the Service. Based upon a published ruling issued by the Service which generally holds that income and gain with respect to short sales of publicly traded stock does not constitute income from debt financed property for purposes of computing UBTI, the Fund and the Master Fund will treat their short sales of securities as not involving "acquisition indebtedness" and therefore not resulting in UBTI.(2) However, some or all of the Fund's and the Master Fund's income derived by a particular exempt organization may be treated as UBTI if the organization incurs "acquisition indebtedness" in acquiring its Units. In addition, certain Portfolio Partnerships may incur acquisition indebtedness or otherwise engage in activities that generate UBTI to investors in the Fund.

     PASSIVE FOREIGN INVESTMENT COMPANIES. The Fund invests in foreign corporations which are passive foreign investment companies ("PFICs") for Federal income tax purposes. A foreign corporation is considered a PFIC if (i) 75% or more of its gross income for the taxable year is "passive" or (ii) the average percentage of assets (by value) held by it during the taxable year which produce passive income, or which are held for the production of passive income, is at least 50%. If a Member incurs UBTI from its investment in the Fund attributable to the Fund's direct or indirect investment in a PFIC, all or a portion of such Member's income attributable to the PFIC will be taxed under one of three complex methods designed to eliminate the benefit of any tax deferral that might otherwise be available as a result of an investment in a PFIC.

     Under the "interest charge" method, a Member will be required to report gain on any disposition(3) of, or "excess distributions"(4) on, his share of UBTI attributable to the Fund's direct or indirect investment in the shares of a PFIC as ordinary income. The Member will be required to compute the tax liability on such gain that is UBTI by allocating the gain ratably over each day of his holding period and will be subject to the highest ordinary income tax rate for each taxable year (including any earlier tax years) in which the gain is treated as having been earned. The Member will then also be liable for a tax equal to interest on the tax liability which was allocated to prior years as if such liability had been due with respect to each such prior year, which amount will be nondeductible to individual Members.

     Under a second option, if the Fund, or any Portfolio Partnership, makes an election to have the PFIC treated as a qualified electing fund ("QEF"), Members would generally be taxed currently on the UBTI attributable to their proportionate share of the ordinary earnings and net long-term capital gains of the PFIC whether or not the earnings or gains are distributed. In order for the Fund, or a Portfolio Partnership, to be eligible to make a QEF election, the PFIC would have to agree to provide certain information to the Fund on an annual basis. Because the Fund has not undertaken to obtain the necessary information for QEF elections with respect to foreign corporations in which it invests, the QEF election alternative will likely not be available. Even where a QEF election is made, if the PFIC realizes a net loss in a particular year, under the QEF rules, that loss will not pass through to the Members nor will it be netted against the income of any other PFIC with respect to which a QEF election has been made. A Member should also note that under the QEF rules, it may be taxed on income related to unrealized appreciation in the PFIC's assets attributable to periods prior to the Fund's investment in the PFIC if such amounts are recognized by the PFIC after the Fund acquires PFIC shares. Moreover, any net short-term capital gains of the PFIC will not pass through as capital gains, but will be taxed as ordinary income. Members should consult their own tax advisors concerning the tax consequences of being a partner in a partnership that makes the QEF election with respect to an investment in a PFIC.

     Under the third alternative, the Fund may have the option to elect to mark its PFIC stock to market at the end of every year, provided the PFIC stock is considered "marketable" under applicable definitions. All such mark to market gains and losses (to the extent allowed) will be considered ordinary. Under recent regulations, it is unlikely that any PFIC shares that the Fund or any Portfolio Partnership would invest in would be considered "marketable" unless the PFIC shares were regularly traded on a regulated securities exchange. Therefore, it is unlikely that the Fund will be able to elect to mark its PFIC stock to market at the end of each year.

---------------------
(2)  Moreover,   income  realized  from  option  writing  and  futures  contract transactions generally would not constitute UBTI.

(3) For purposes of these rules, gifts, exchanges pursuant to certain corporate reorganizations, and use of a Member's share of the PFIC shares as security for a loan are generally treated as a taxable disposition.

(4) "Excess distributions" are generally distributions which exceed 125% of the average distributions over the three preceding years.

     OTHER "ANTI-DEFERRAL" PROVISIONS. Whether or not the PFIC provisions are applicable, pursuant to the "controlled foreign corporation" provisions of the Code, investments by the Fund in certain foreign corporations may, in certain circumstances, cause a Member to (i) recognize taxable income, and to the extent of UBTI generated (if any), prior to the Fund's receipt of distributable proceeds or (ii) recognize ordinary taxable income that would otherwise have been treated as long-term or short-term capital gain.

     CALCULATION OF UBTI. To the extent that the Fund generates UBTI, the applicable Federal tax rate for such a Member generally would be either the corporate or trust tax rate depending upon the nature of the particular exempt organization. An exempt organization may be required to support, to the satisfaction of the Service, the method used to calculate its UBTI. The Fund will be required to report to a Member which is an exempt organization information as to the portion, if any, of its income and gains from the Fund for each year which will be treated as UBTI. The calculation of such amount with respect to transactions entered into by the Fund is highly complex, and there is no assurance that the Fund's calculation of UBTI will be accepted by the Service.

     In general, if UBTI is allocated to an exempt organization such as a qualified retirement plan or a private foundation, the portion of the Fund's income and gains which is not treated as UBTI will continue to be exempt from tax, as will the organization's income and gains from other investments which are not treated as UBTI. Therefore, even if (contrary to the Fund's intention) an exempt organization Member realizes UBTI from its investment in the Fund, the tax-exempt status of such exempt organization should not be affected.(5) In addition, a charitable remainder trust will be subject to a 100% excise tax on any UBTI under Section 664(c) of the Code. A title-holding company will not be exempt from tax if it has certain types of UBTI. Moreover, the charitable contribution deduction for a trust under Section 642(c) of the Code may be limited for any year in which the trust has UBTI. A prospective investor should consult its tax adviser with respect to the tax consequences of receiving UBTI from the Fund. (SEE "ERISA Considerations.")

CERTAIN ISSUES PERTAINING TO SPECIFIC EXEMPT ORGANIZATIONS

     PRIVATE FOUNDATIONS. Private foundations and their managers are subject to excise taxes if they invest "any amount in such a manner as to jeopardize the carrying out of any of the foundation's exempt purposes." This rule requires a foundation manager, in making an investment, to exercise "ordinary business care and prudence" under the facts and circumstances prevailing at the time of making the investment, in providing for the short-term and long-term needs of the foundation to carry out its exempt purposes. The factors which a foundation manager may take into account in assessing an investment include the expected rate of return (both income and capital appreciation), the risks of rising and falling price levels, and the need for diversification within the foundation's portfolio.

     In order to avoid the imposition of an excise tax, a private foundation may be required to distribute on an annual basis its "distributable amount," which includes, among other things, the private foundation's "minimum investment return," defined as 5% of the excess of the fair market value of its nonfunctionally related assets (assets not used or held for use in carrying out the foundation's exempt purposes), over certain indebtedness incurred by the foundation in connection with such assets. It appears that a foundation's investment in the Fund would most probably be classified as a nonfunctionally related asset. A determination that a Unit is a nonfunctionally related asset could conceivably cause cash flow problems for a prospective Member which is a private foundation. Such an organization could be required to make distributions in an amount determined by reference to unrealized appreciation in the value of its Units. Of course, this factor would create less of a problem to the extent that the value of the investment in the Fund is not significant in relation to the value of other assets held by a foundation.

     In some instances, an investment in the Fund by a private foundation may be prohibited by the "excess business holdings" provisions of the Code. For example, if a private foundation (either directly or together with a "disqualified person") acquires more than 20% of the capital interest or profits interest of the Fund, the private foundation may be considered to have "excess business holdings." If this occurs, such foundation may be required to divest itself of its Units in order to avoid the imposition of an excise tax. However, the excise tax will not apply if at least 95% of the gross income from the Fund is "passive" within the applicable provisions of the Code and Regulations. There can be no assurance that the Fund will meet such 95% gross income test.

     A substantial percentage of investments of certain "private operating foundations" may be restricted to assets directly devoted to their tax-exempt purposes. Otherwise, generally, rules similar to those discussed above govern their operations.

---------------------
(5) Certain exempt organizations which realize UBTI in a taxable year will not constitute "qualified organizations" for purposes of Section
     514(c)(9)(B)(vi)(I) of the Code, pursuant to which, in limited circumstances, income from certain real estate partnerships in which such organizations invest might be treated as exempt from UBTI. A prospective tax-exempt Member should consult its tax adviser in this regard.


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


     QUALIFIED RETIREMENT PLANS. Employee benefit plans subject to the provisions of ERISA, Individual Retirement Accounts and Keogh Plans should consult their counsel as to the implications of such an investment under ERISA and the Code. (SEE "ERISA Considerations.")

     ENDOWMENT FUNDS. Investment managers of endowment funds should consider whether the acquisition of Units is legally permissible. This is not a matter of Federal law, but is determined under state statutes. It should be noted, however, that under the Uniform Management of Institutional Funds Act, which has been adopted, in various forms, by a large number of states, participation in investment partnerships or similar organizations in which funds are commingled and investment determinations are made by persons other than the governing board of the endowment fund is allowed.

EXCISE TAX ON CERTAIN REPORTABLE TRANSACTIONS

     A tax-exempt entity (including a state or local government or its political subdivision) may be subject to an excise tax equal to the greater of (i) one hundred percent (100%) of the net income or (ii) seventy five percent (75%) of the proceeds, attributable to certain "reportable transactions," including "listed transactions," in which it participates. Under recently issued Treasury guidance, these rules should not apply to a tax-exempt investor's Units if such investor's tax-exempt status does not facilitate the Fund's participation, if any, in such transactions, unless otherwise provided in future guidance. Tax-exempt investors should discuss with their own advisors the applicability of these rules to their investment in the Fund. (SEE "Tax Shelter Reporting Requirements" below.)

CERTAIN REPORTING OBLIGATIONS

     Certain investors that own (directly or indirectly) over 50% of the capital or profits of the Fund may be required to file Form TD F 90-22.1 (an "FBAR") with respect to the Fund's investments in foreign financial accounts, which may include non-U.S. investment entities. Failure to file a required FBAR may result in civil and criminal penalties. Investors should consult with their own advisors as to whether they are obligated to file an FBAR with respect to an investment in the Fund.

TAX SHELTER REPORTING REQUIREMENTS

     The Regulations require the Fund to complete and file Form 8886 ("Reportable Transaction Disclosure Statement") with its tax return for any taxable year in which the Fund participates in a "reportable transaction." Additionally, each Member treated as participating in a reportable transaction of the Fund is required to file Form 8886 with its tax return (or, in certain cases, within 60 days of the return's due date). If the Service designates a transaction as a reportable transaction after the filing of a taxpayer's return for the year in which the Fund or a Member participated in the transaction, the Fund and/or such Member may have to file Form 8886 with respect to that transaction within 90 days after the Service makes the designation. The Fund and any such Member, respectively, must also submit a copy of the completed form with the Service's Office of Tax Shelter Analysis. The Fund intends to notify the Members that it believes (based on information available to the Fund) are required to report a transaction of the Fund or a Portfolio Partnership, and intends to provide such Members with any available information needed to complete and submit Form 8886 with respect to the transactions of the Fund and the Portfolio Partnerships. In certain situations, there may also be a requirement that a list be maintained of persons participating in such reportable transactions, which could be made available to the Service at its request.

     A Member's recognition of a loss upon its disposition of Units could also constitute a "reportable transaction" for such Member requiring such Member to file Form 8886.

     A significant penalty is imposed on taxpayers who participate in a "reportable transaction" and fail to make the required disclosure. The penalty is generally $10,000 for natural persons and $50,000 for other persons (increased to $100,000 and $200,000, respectively, if the reportable transaction is a "listed" transaction). Investors should consult with their own advisors concerning the application of these reporting obligations to their specific situations.

REPORTING REQUIREMENTS FOR TRANSFERS TO NON-U.S. CORPORATIONS

     Any U.S. person within the meaning of the Code that transfers cash to a non-U.S. corporation may be required to report the transfer to the Service if
(i) immediately after the transfer, such person holds (directly, indirectly or by attribution) at least 10% of the total voting power or total value of such corporation or (ii) the amount of cash transferred by such person (or any related person) to such corporation during the twelve-month period ending on the date of the transfer exceeds $100,000. For purposes of determining the applicability of this reporting obligation to a Member, such Member will be treated as transferring its PRO RATA portion of the cash transferred by the Fund, the Master Fund or a Portfolio Partnership to a non-U.S. corporation. Members are urged to consult their own tax advisors concerning these reporting requirements.

STATE AND LOCAL TAXATION

     In addition to the Federal income tax consequences described above, prospective investors should consider potential state and local tax consequences of an investment in the Fund. State and local tax laws differ in the treatment of limited liability companies such as the Fund. A few jurisdictions may impose entity level taxes on a limited liability company if it is found to have sufficient contact with that jurisdiction. Such taxes are frequently based on the income and capital of the entity that is allocated to the jurisdiction. Although there can be no assurance, except as noted below, the Fund intends to conduct its activities so that it will not be subject to entity level taxation by any state or local jurisdiction.

     State and local laws often differ from Federal income tax laws with respect to the treatment of specific items of income, gain, loss, deduction and credit. A Member's distributive share of the taxable income or loss of the Fund generally will be required to be included in determining its reportable income for state and local tax purposes in the jurisdiction in which it is a resident. A partnership in which the Fund acquires an interest may conduct business in a jurisdiction which will subject to tax a Member's share of the partnership's income from that business and may cause Members to file tax returns in those jurisdictions. Prospective investors should consult their tax advisers with respect to the availability of a credit for such tax in the jurisdiction in which that Member is a resident.

     One or more states may impose reporting requirements on the Fund and/or its Members in a manner similar to that described above in "Tax Shelter Reporting Requirements." Investors should consult with their own advisors as to the applicability of such rules in jurisdictions which may require or impose a filing requirement.

     The Fund, which is treated as a partnership for New York State and New York City income tax purposes, should not be subject to the New York City unincorporated business tax, which is not imposed on a partnership which purchases and sells securities for its "own account." (This exemption may not be applicable to the extent a partnership in which the Fund invests conducts a business in New York City.)

     New York State has enacted legislation that imposes a quarterly withholding obligation on certain partnerships with respect to partners that are individual non-New York residents or corporations (other than "S" corporations). Accordingly, the Fund may be required to withhold on the distributive shares of New York source partnership income allocable to such partners to the extent such income is not derived from trading in securities for the Fund's or a Portfolio Partnership's own account.

     A trust or other unincorporated organization which by reason of its purposes or activities is exempt from Federal income tax is also exempt from New York State and New York City personal income tax. A nonstock corporation which is exempt from Federal income tax is generally presumed to be exempt from New York State corporate franchise tax and New York City general corporation tax. New York State imposes a tax with respect to such exempt entities on UBTI (including unrelated debt-financed income) at a rate which is currently equal to the New York State corporate franchise tax rate (plus the corporate surtax). There is no New York City tax on the UBTI of an otherwise exempt entity.

     Each prospective Member should consult its tax adviser with regard to the New York State and New York City tax consequences of an investment in the Fund.

NON-U.S. MEMBERS

     A non-U.S. person considering acquiring Units should consult his or its own tax advisers as to the Federal, state and local tax consequences of an investment in the Fund, as well as with respect to the treatment of income or gain received from the Fund under the laws of his or its country of citizenship, residence or incorporation. The Federal income tax treatment of a non-U.S. investor in the Fund will depend on whether that investor is found, for Federal income tax purposes, to be engaged in a trade or business in the United States as a result of its investment in the Fund. Generally, a Member would be deemed to be engaged in a trade or business in the United States, and would be required to file a U.S. tax return (and possibly one or more state or local returns) if the Fund is so engaged.

     As long as the Fund's principal activity is investing and/or trading in stocks, securities and commodities for its own account and it is not a dealer in such items, a "safe harbor" would apply that would exempt non-U.S. persons owning Units from being treated as engaged in a United States trade or business as a result of the Fund's stocks, securities and commodities trading activity, even if such activity otherwise constitutes a U.S. trade or business, provided that such non-U.S. persons are not dealers in stocks, securities or commodities. Accordingly, such non-U.S. persons owning Units should be eligible for the safe harbor and would be exempt from Federal net taxation on the Fund's activities that fall within the safe harbor (other than for gains on certain securities reflecting interests in United States real property or income and gains from investments, if any, in Portfolio Partnerships that are engaged in a U.S. trade or business).(6) However, withholding

---------------------

(6) The Fund may engage in derivatives trading for speculative (non-hedging) purposes. Pursuant to proposed regulations, a non-U.S. taxpayer (other than a dealer in stocks, securities or derivatives) that effects transactions in the United States in derivatives (including (i) derivatives based upon stocks, securities, and certain commodities and currencies and (ii) certain notional principal contracts based upon an interest rate, equity, or certain commodities and currencies) for its taxes, if any, would be imposed on a non-U.S. Member's share of the Fund's U.S. source gross income from dividends and certain interest income arising from safe harbor activities, and certain other income, unless an exception were applicable to reduce or eliminate such withholding.

     To the extent the Fund engages in a United States trade or business, income and gain effectively connected with the conduct of that trade or business allocated to a non-U.S. Member would subject such person to Federal income tax on that income on a net basis at the same rates that are generally applicable to that particular type of investor which is a U.S. person. The Fund is required to withhold U.S. income tax with respect to each non-U.S. Member's share of the Fund's effectively connected income. The amount withheld is reportable as a tax credit on the U.S. income tax return that such non-U.S. Member is required to file. Moreover, effectively connected earnings from the Fund which are allocated to a non-U.S. corporate Member and are not reinvested in a United States trade or business may be subject to a "branch profits tax."

     If a non-U.S. individual owns Units at the time of his death, the non-U.S. individual's Units or its assets may be subject to U.S. estate taxation unless provided otherwise by applicable treaty.

     The identity of a non-U.S. Member may be disclosed on the Fund's U.S. tax return. In addition, non-U.S. Members may have to supply certain beneficial ownership statements to the Fund (which would be available to the Service) in order to obtain reductions in U.S. withholding tax on interest and to obtain benefits under U.S. income tax treaties, to the extent applicable.

     Non-U.S. corporate Members should be aware that, unless the Fund's activities in New York are limited solely to those within the safe harbor, they may be subject to New York State corporation franchise tax and New York City general corporation tax as a result of their investment in the Fund if the Fund does not qualify as a "portfolio investment partnership" both for New York State and New York City purposes.

RECENT DEVELOPMENTS POTENTIALLY IMPACTING TAXATION OF MEMBERS

     Legislation  has been  introduced  in the U.S.  Congress  that, if enacted, would impose a U.S. withholding tax of 30% on payments (including gross proceeds) attributable to certain U.S. investments made to certain non-U.S. persons, including investment funds, which do not satisfy certain reporting obligations with respect to certain of their direct or indirect U.S. investors. As discussed above, the Master Fund invests primarily in non-U.S. investment funds. At this time it cannot be predicted whether this legislation will be enacted, and, if enacted, what its form will be. Members (including non-U.S.
Members) should consult their own tax advisors regarding the possible implications of this legislation on their investments in the Fund.]

                              ERISA CONSIDERATIONS

     Persons who are fiduciaries with respect to an employee benefit plan or other arrangement subject to the Employee Retirement Income Security Act of 1974, as amended (an "ERISA Plan" and "ERISA," respectively), and persons who are fiduciaries with respect to an IRA or Keogh Plan, which is not subject to ERISA but is subject to the prohibited transaction rules of Section 4975 of the Code (together with ERISA Plans, "Benefit Plans") should consider, among other things, the matters described below before determining whether to invest in the Fund.

     ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, an obligation not to engage in prohibited transactions and other standards. In determining whether a particular investment is appropriate for an ERISA Plan, Department of Labor ("DOL") regulations provide that a fiduciary of an ERISA Plan must give appropriate consideration to, among other things, the role that the investment plays in the ERISA Plan's portfolio, taking into consideration whether the investment is designed reasonably to further the ERISA Plan's purposes, an examination of the risk and return factors, the portfolio's composition with regard to diversification, the liquidity and current return of the total portfolio relative to the anticipated cash flow needs of the ERISA Plan, the income tax consequences of the investment (SEE "Tax Aspects -- Unrelated Business Taxable Income" and " -- Certain Issues Pertaining to Specific Exempt Organizations") and the projected return of the total portfolio relative to the ERISA Plan's funding objectives. Before investing the assets of an ERISA Plan in the Fund, a fiduciary should determine

--------------------------------------------------------------------------------
     own account is not deemed to be engaged in a United States trade or business. Although the proposed regulations are not final, the Service has indicated in the preamble to the proposed regulations that for periods prior to the effective date of the proposed regulations, taxpayers may take any reasonable position with respect to the application of Section 864(b)(2) of the Code to derivatives, and that a position consistent with the proposed regulations will be considered a reasonable position.

whether such an investment is consistent with its fiduciary responsibilities and the DOL's regulations. For example, a fiduciary should consider whether an investment in the Fund may be too illiquid or too speculative for a particular ERISA Plan, and whether the assets of the ERISA Plan would be sufficiently diversified. If a fiduciary with respect to any such ERISA Plan breaches its or his responsibilities with regard to selecting an investment or an investment course of action, the fiduciary itself or himself may be held liable for losses incurred by the ERISA Plan as a result of such breach.

     Because the Fund is registered as an investment company under the 1940 Act, the underlying assets of the Fund should not be considered to be "plan assets" of the ERISA Plans investing in the Fund for purposes of ERISA's fiduciary responsibility and prohibited transaction rules and the Code's prohibited transaction rules. Thus, none of the Adviser or its affiliates will be fiduciaries within the meaning of ERISA by reason of their authority with respect to the Fund.

     A Benefit Plan which proposes to invest in the Fund will be required to represent that it, and any fiduciaries responsible for such Plan's investments, are aware of and understand the Fund's investment objective, policies and strategies, that the decision to invest in the Fund was made with appropriate consideration of relevant investment factors with regard to the Benefit Plan and is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA and/or the Code.

     Certain prospective Benefit Plan Members may currently maintain relationships with the Adviser and/or its affiliates. Each of such persons may be deemed to be a party in interest to and/or a fiduciary of any Benefit Plan to which it provides investment management, investment advisory or other services. ERISA prohibits (and the Code penalizes) the use of ERISA and Benefit Plan assets for the benefit of a party in interest and also prohibits (or penalizes) an ERISA or Benefit Plan fiduciary from using its position to cause such Plan to make an investment from which it or certain third parties in which such fiduciary has an interest would receive a fee or other consideration. ERISA and Benefit Plan Members should consult with counsel to determine if participation in the Fund is a transaction that is prohibited by ERISA and/or the Code. Fiduciaries of ERISA or Benefit Plan Members will be required to represent that the decision to invest in the Fund was made by them as fiduciaries that are independent of such affiliated persons, that such fiduciaries are duly authorized to make such investment decision and that they have not relied on any individualized advice or recommendation of such affiliated persons, as a primary basis for the decision to invest in the Fund.

     The provisions of ERISA and the Code are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA and the Code contained in this prospectus is general and may be affected by future publication of regulations and rulings. Potential Benefit Plan Members should consult their legal advisers regarding the consequences under ERISA and the Code of the acquisition and ownership of Units.

                      ADDITIONAL INFORMATION AND SUMMARY OF
                       LIMITED LIABILITY COMPANY AGREEMENT

     THE FOLLOWING IS A SUMMARY DESCRIPTION OF ADDITIONAL ITEMS AND OF SELECT PROVISIONS OF THE COMPANY AGREEMENT WHICH MAY NOT BE DESCRIBED ELSEWHERE IN THIS PROSPECTUS. THE DESCRIPTION OF SUCH ITEMS AND PROVISIONS IS NOT DEFINITIVE AND REFERENCE SHOULD BE MADE TO THE COMPLETE TEXT OF THE COMPANY AGREEMENT, WHICH IS ATTACHED HERETO AS APPENDIX A.

MEMBER UNITS

     Persons who purchase Units in the offering being made hereby will be Members. The Adviser and its affiliates may contribute capital to and maintain an investment in the Fund, and to that extent will be Members of the Fund.

LIABILITY OF MEMBERS

     Under Delaware law and the Company Agreement, each Member will be liable for the debts and obligations of the Fund only to the extent of any contributions to the capital of the Fund (plus any accretions in value thereto prior to withdrawal) and a Member, in the sole discretion of the Board of Managers, may be obligated: (i) to satisfy withholding tax obligations with respect to such Members; or (ii) to return to the Fund amounts distributed to the Member in accordance with the Company Agreement in certain circumstances where after giving effect to the distribution, certain liabilities of the Fund exceed the fair market value of the Fund's assets.

LIABILITY OF MANAGERS

     The Company Agreement provides that a Manager shall not be liable to the Fund or any of the Members for any loss or damage occasioned by any act or omission in the performance of the Manager's services as such in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Manager's office. The Company Agreement also contains provisions for the indemnification, to the extent permitted by law, of a Manager by the Fund (but not by the Members individually) against any liability and expense to which the Manager may be liable which arise in connection with the performance of the Manager's activities on behalf of the Fund. Managers shall not be personally liable to any Member for the repayment of any positive balance in the Member's capital account or for contributions by the Member to the capital of the Fund or by reason of any change in the Federal or state income tax laws applicable to the Fund or its investors. The rights of indemnification and exculpation provided under the Company Agreement shall not be construed so as to provide for indemnification of a Manager for any liability (including liability under Federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith), to the extent (but only to the extent) that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of the Company Agreement to the fullest extent permitted by law.

AMENDMENT OF THE COMPANY AGREEMENT

     The Company Agreement may generally be amended, in whole or in part, with the approval of the Board of Managers (including the vote of a majority of the Independent Managers, if required by the 1940 Act) and without the approval of the Members unless the approval of Members is required by the 1940 Act. However, certain amendments to the Company Agreement involving capital accounts and allocations thereto may not be made without the written consent of any Member adversely affected thereby or unless each Member has received written notice of the amendment and any Member objecting to the amendment has been allowed a reasonable opportunity (pursuant to any procedures as may be prescribed by the Board of Managers) to tender all of its Units for repurchase by the Fund.

POWER-OF-ATTORNEY

     By purchasing Units, each Member will appoint each of the Managers his or her attorney-in-fact for purposes of filing required certificates and documents relating to the formation and maintenance of the Fund as a limited liability company under Delaware law or signing all instruments effecting authorized changes in the Fund or the Company Agreement and conveyances and other instruments deemed necessary to effect the dissolution or termination of the Fund.

     The power-of-attorney granted as part of each Member's investor certification is a special power-of-attorney and is coupled with an interest in favor of the Board of Managers and as such shall be irrevocable and will continue in full force and effect notwithstanding the subsequent death or incapacity of any Member granting the power-of-attorney, and shall survive the delivery of a transfer by a Member of all or any portion of its Units, except that where the transferee thereof has been approved by the Board of Managers for admission to the Fund as a substitute Member, or upon the withdrawal of a Member from the Fund pursuant to a periodic tender or otherwise this power-of-attorney given by the transferor shall terminate.

                               REPORTS TO MEMBERS

     The Fund will furnish to Members as soon as practicable after the end of each taxable year such information as is necessary for them to complete their income tax or information returns, along with any other tax information required by law.

     THE FUND'S ABILITY TO PROVIDE FINAL SCHEDULES K-1 TO MEMBERS FOR ANY GIVEN TAX YEAR PRIOR TO APRIL 15 OF THE FOLLOWING YEAR WILL DEPEND UPON WHEN IT RECEIVES THE REQUISITE INFORMATION FROM PORTFOLIO FUNDS. (SEE "ADDITIONAL RISK FACTORS -- SPECIAL RISKS OF MULTI-MANAGER STRUCTURE.") THE FUND WILL PROVIDE
SCHEDULES K-1 AS SOON AS PRACTICABLE AFTER IT RECEIVES ALL NECESSARY INFORMATION. HOWEVER, DELAYS FREQUENTLY OCCUR. MEMBERS SHOULD THEREFORE BE PREPARED TO OBTAIN EXTENSIONS OF THE FILING DATES FOR THEIR FEDERAL, STATE AND LOCAL INCOME TAX RETURNS, IF ANY. (SEE "ADDITIONAL RISK FACTORS -- SPECIAL RISKS OF MULTI-MANAGER STRUCTURE.")

     The Fund will send Members an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act. Members also will be sent quarterly reports regarding the Fund's operations after the end of each quarter. Any Member may request from the Adviser an estimate, based on unaudited data, of the net asset value of the Fund as of the end of any calendar month.

     In addition, the Master Fund Annual Report and the Other Feeder Fund's annual reports are also available to Members upon request. The financial statements of the Master Fund for the fiscal year ended March 31, 2009 (audited) and for the six-month period ended September 30, 2009 (unaudited) are included in the Fund's SAI, dated [_______], 2010, which is available upon request from the Fund.

                        TERM, DISSOLUTION AND LIQUIDATION

     The Fund shall be dissolved:

       o upon the affirmative vote to dissolve the Fund by: (1) the Board of Managers or (2) Members holding at least two-thirds (2/3) of the total number of votes eligible to be cast by all Members;

       o upon the failure of Members to elect successor Managers at a meeting called by the Adviser when no Manager remains to continue the business of the Fund;

       o upon the expiration of any two-year period which commences on the date on which any Member has submitted, in accordance with the terms of the Company Agreement, a written notice to the Fund requesting the repurchase of all of its Units by the Fund if those Units have not been repurchased by the Fund; or

       o  as required by operation of law.

     Upon the occurrence of any event of dissolution, the Board of Managers or the Adviser, acting as liquidator under appointment by the Board of Managers (or another liquidator, if the Board of Managers does not appoint the Adviser to act as liquidator or is unable to perform this function) is charged with winding up the affairs of the Fund and liquidating its assets. Net profits or net loss during the fiscal period including the period of liquidation will be allocated as described in the section titled "Capital Accounts and Allocations -- Allocation of Net Profits and Net Losses."

     Upon the liquidation of the Fund, its assets will be distributed: (i) first to satisfy the debts, liabilities and obligations of the Fund (other than debts to Members) including actual or anticipated liquidation expenses; (ii) next to repay debts owing to the Members; and (iii) finally to the Members proportionately in accordance with the balances in their respective capital accounts. Assets may be distributed in-kind on a PRO RATA basis if the Board of Managers or liquidator determines that the distribution of assets in-kind would be in the interests of the Members in facilitating an orderly liquidation.

                                   FISCAL YEAR

     For accounting purposes, the Fund's fiscal year is the 12-month period ending on March 31. The first fiscal period of the Fund will end on March 31, [2010]. The 12-month period ending December 31 of each year is the taxable year of the Fund.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The Board of Managers and the Audit Committee have selected [___] as the independent registered public accounting firm of the Fund. The independent registered public accounting firm will be responsible for auditing the annual financial statements of the Fund. The principal business address of [___] is located at [___________________].

                                  LEGAL COUNSEL

     Schulte Roth & Zabel LLP, 919 Third Avenue, New York, NY 10022, serves as U.S. legal counsel to the Fund. The firm also acts as U.S. legal counsel to the Master Fund and the Adviser and its affiliates with respect to certain other matters.

                                    INQUIRIES

     You may request a copy of the Fund's annual and semi-annual reports to Members and the SAI by calling the telephone number below. Inquiries concerning the Fund and Units (including information concerning purchase and withdrawal procedures) should be directed to:

                           Timothy J. Stewart
                           Robeco Investment Management, Inc.
                           909 Third Avenue
                           32nd Floor
                           New York, New York 10022
                           Telephone:  (212) 908-9660
                           Telecopier:  (212) 908-0168

                                    * * * * *

     ALL POTENTIAL INVESTORS IN THE FUND ARE ENCOURAGED TO CONSULT APPROPRIATE LEGAL AND TAX COUNSEL.

                            TABLE OF CONTENTS OF SAI

                                                                        SAI Page
                                                                        --------

FINANCIAL STATEMENTS......................................................[___]

     FINANCIAL STATEMENTS OF THE FUND.....................................[___]

     FINANCIAL STATEMENTS OF THE MASTER FUND..............................[___]

                APPENDIX A: LIMITED LIABILITY COMPANY AGREEMENT
                  ROBECO-SAGE MULTI-STRATEGY TEI FUND, L.L.C.

                         [To be provided by amendment]


                                                 APPENDIX B: INVESTOR CERTIFICATION
                                      ROBECO-SAGE MULTI-STRATEGY TEI FUND, L.L.C. (THE "FUND")
                                            (FOR TAX-EXEMPT U.S. AND NON-U.S. INVESTORS)

I hereby certify that I am: (A) a natural person,  who either  individually or together with my spouse has a net worth* in excess of
$1.5 million (the "Net Worth Requirement"); (B) an irrevocable trust that meets the Net Worth Requirement; (C) a revocable trust and each  grantor of the trust  meets the Net Worth  Requirement;  (D) an  employee  benefit  plan (a  "Plan")  that meets the Net Worth
Requirement;  (E) a  participant-directed  Plan and the  person  making  the  investment  meets  the Net  Worth  Requirement;  (F) a corporation,  partnership,  limited  liability  company  or other  entity  that  meets the Net Worth  Requirement  that is not (i) a registered  investment company, (ii) an entity which is excluded from the definition of Investment Company under Section 3(a) of the
Investment  Company  Act of 1940  based on  Section  3(c)(1)  because it is a  non-publicly  offered  entity  whose  securities  are beneficially  owned by not more than 100  persons,  or (iii) a business  development  company;  (G) an entity  referred to in clause
(F)(i),  (ii) or (iii) above, not formed for the specific purpose of investing in the Fund and each equity owner meets the Net Worth
Requirement; or (H) a natural person or an entity that is otherwise an "Eligible Investor" as defined in the Fund's prospectus.

I am exempt from U.S.  federal  income  taxation,  and the basis for such  exemption is: __________________________________; or I am a  non-resident  alien or foreign corporation,  foreign partnership, foreign trust or foreign estate (as those terms are defined  in the Internal Revenue Code of 1986, as amended,  including income tax regulations) for  purposes  of U.S. Federal income taxation.  I have completed either the Substitute Form W-9  (included  herein  as  Exhibit 1) or the  Substitute  Form  W-8BEN  (included  herein as Exhibit 2 or other appropriate documentation described in Exhibit 2), as applicable.

I understand that it may be a violation of state and Federal law for me to provide this certification if I know that it is not true.
I have read the prospectus of the Fund, including the investor  qualification and investor suitability provisions contained therein.
I understand  that an investment in the Fund involves a  considerable  amount of risk and that some or all of the  investment may be lost. I understand that an investment in the Fund is suitable only for investors who can bear the risks  associated with the limited liquidity of the investment and should be viewed as a long-term investment.

I am aware of the Fund's  limited  provisions  for  transferability  and  withdrawal  and have  carefully  read and  understand  the
"Redemptions, Repurchases of Units and Transfers" provision in the prospectus.

If I am the fiduciary  executing this investor  certification on behalf of a Plan (the "Fiduciary"),  I represent and warrant that I have  considered  the  following  with respect to the Plan's  investment  in the Fund and have  determined  that,  in review of such considerations, the investment is consistent with the Fiduciary's responsibilities under the Employee Retirement Income Security Act of 1974,  as amended  ("ERISA"):  (i) the  fiduciary  investment  standards  under  ERISA in the  context  of the Plan's  particular circumstances;  (ii) the permissibility of an investment in the Fund under the documents  governing the Plan and the Fiduciary;  and
(iii) the risks associated with an investment in the Fund and the fact that I will be unable to redeem the investment.  However, the
Fund may repurchase the investment at certain times and under certain conditions set forth in the prospectus.

I understand  that the Fund and its  affiliates  are relying on the  certification  and  agreements  made herein in  determining  my qualification  and suitability as an investor in the Fund. I understand  that an investment in the Fund is not appropriate  for, and may not be acquired by, any person who cannot make this  certification,  and agree to indemnify the Adviser and its  affiliates  and hold harmless from any liability that you may incur as a result of this certification being untrue in any respect.

By signing  below,  I hereby  execute,  as a Member,  and agree to be bound by the terms of the  Fund's  Limited  Liability  Company
Agreement  (the  "Agreement"),  including  its  Power of  Attorney  provisions,  a form of which is set forth in  Appendix  A to the prospectus.  I have read the Agreement and, to the extent I believe it necessary,  have consulted with my tax and legal advisors and understand its terms.

                                  --------------------------------------------------------------------------------------------------
                                   Amount Invested: $________________ Investor Signature: ______________________ Date: _____________
Investor Signature
Required                           Print Investor Name: ________________________  SSN/Tax ID Number: [ ][ ][ ]  [ ][ ]  [ ][ ][ ][ ]

                                   Investor Address: ______________________________________________________________________________
                                  --------------------------------------------------------------------------------------------------

PLEASE MAIL COMPLETED FORM TO:     Print Financial Advisor Name: ______________________  Financial Advisor Telephone #: ____________
Robeco Investment Management, Inc.
Attn: Operations Department        Financial Advisor Firm: ____________________________  Account Number: ___________________________
909 Third Avenue                  --------------------------------------------------------------------------------------------------
New York, NY  10022
Fax #: 212-812-7541

*As used herein, "net worth" means the excess of total assets at fair market value, including home, over total liabilities.  For the purpose of determining "net worth," the principal residence owned by an individual shall be valued at either (A) cost, including the cost of improvements,  net of current encumbrances upon the property, or (B) the appraised value of the property as determined by an institutional lender, net of current encumbrances upon the property.


                                                                                     DATE OF FUND PROSPECTUS _______________________

                                                                       EXHIBIT 1


                               SUBSTITUTE FORM W-9

FOR TAX EXEMPT U.S. INVESTORS


     The Investor certifies under penalties of perjury that it is a United States person within the meaning of the U.S. Internal Revenue Code of 1986, as amended, including income tax regulations, and that its U.S. taxpayer identification number, as it appears on the Investor Certification, is true and correct.


     If the Investor is a limited liability company (LLC), the Investor certifies that for U.S. federal tax purposes it is classified as a (please check one of the following):


     ___ disregarded entity, ___ corporation, or ___ partnership.


     The Investor further certifies under penalties of perjury that it is NOT subject to backup withholding because either (1) it is exempt from backup withholding, (2) it has not been notified by the U.S. Internal Revenue Service ("IRS") that it is subject to backup withholding as a result of a failure to report all interest or dividends, or (3) the IRS has notified it that it is no longer subject to backup withholding.*


     ------------------------------------    -----------------------------------
     Signature                               Date




















-----------------------
* The Investor must cross out the preceding sentence if it has been notified by the IRS that it is currently subject to backup withholding because it has failed to report all interest and dividends on its tax return.

                                                                       EXHIBIT 2

                             SUBSTITUTE FORM W-8BEN

CERTIFICATION OF NON-U.S. STATUS

     The Investor certifies that it is not a U.S. person (for the purpose of this paragraph, as that term is defined in the Internal Revenue Code) and that, for broker transactions or barter exchanges, it is (1) a nonresident alien individual, foreign corporation, foreign partnership, foreign trust or foreign estate (as those terms are defined in the Internal Revenue Code, including income tax regulations) that is not a U.S. person for purposes of U.S. Federal income taxation; (2) if the Investor is an individual, an individual who has not been, and does not plan to be, in the United States for a total of 183 days or more during the calendar year; and (3) neither engaged, nor plans to be engaged during the year, in a U.S. trade or business that has effectively connected gains from transactions with a broker or barter exchange. The Investor further certifies that it is the beneficial owner* (or is authorized to sign for the beneficial owner) of all the income to which this Investor Certification relates. In addition, the Investor certifies that the income to which this Investor Certification relates is (i) not effectively connected with the conduct of a trade or business in the United States, (ii) effectively connected but is not subject to tax under an income tax treaty, or (iii) the partner's share of a partnership's effectively connected income. The Investor moreover certifies that its name, U.S. taxpayer identification number (if applicable), mailing address and residence address (in the case of an individual) or principal place of business address (in the case of an entity), as they appear on the Investor Certification, are true and correct.** The Investor agrees to notify the Fund within 30 days of (i) the date it becomes a U.S. citizen or resident, (ii) a change of address to an address in the United States, or (iii) any other change in circumstances that makes any of the information referred to in this paragraph incorrect. The Investor makes these certifications under penalties of perjury and understands that they may be disclosed to the U.S. Internal Revenue Service by the Fund and that any false statement contained in this paragraph could be punished by fine and/or imprisonment. Furthermore, the Investor authorizes the information referred to in this paragraph to be provided to any withholding agent that has control, receipt or custody of the income of which the Investor is the beneficial owner or any withholding agent that can disburse or make payments of the income to which the Investor is the beneficial owner. The U.S. Internal Revenue Service does not require the Investor's consent to any provisions of this document other than the certifications required to establish the Investor's status as a non-U.S. person, and, if applicable, obtain a reduced rate of withholding.

     -------------------------------         ------------------------
     Signature                               Date


     -------------------------------
     Name (and title, if applicable)




------------------

* The "beneficial owner" of income is generally the person who is required under U.S. tax principles to include the income in gross income on a tax return. A person is not a beneficial owner of income, however, to the extent that person is receiving the income as a nominee, agent or custodian, or to the extent the person is a conduit whose participation in a transaction is disregarded. In the case of amounts paid that do not constitute income, beneficial ownership is determined as if the payment were income. Foreign partnerships, foreign simple trusts and foreign grantor trusts are not the beneficial owners of income paid to the partnership or trust. Such entities should not sign the Certification of Non-U.S. Status (above) and should contact the Fund for additional information.

** Your "residence address" or "principal place of business address" is the address in the country where you claim to be a resident for purposes of that country's income tax. If the address appearing earlier in this Investor Certification is not the Investor's residence or principal place of business address, then the Investor should include such address on the signature page attached hereto.

                                   APPENDIX C

                         ADVISER PERFORMANCE INFORMATION

     Robeco-Sage Multi-Strategy TEI Fund, L.L.C. (the "Fund") invests substantially all of its assets into Robeco-Sage Multi-Strategy TEI Master Fund, L.L.C. (formerly known as Robeco-Sage Triton Master Fund, L.L.C.) (the "Master Fund"). As of October 1, 2008, Robeco-Sage Triton Fund, L.L.C. (the "Other Feeder Fund") transferred substantially all of its assets to the Master Fund. As of that date, the Master Fund's portfolio consisted entirely of the Other Feeder Fund's investments on September 30, 2008. The Fund and the Master Fund have the same investment objective and substantially the same investment policies as those of the Other Feeder Fund. Because the Fund is newly formed, we have included below PRO FORMA performance information for the Other Feeder Fund, adjusted to reflect the estimated expenses of the Fund for its first fiscal year. This PRO FORMA information is an estimate only, and is provided only as an example of what the performance for the Other Feeder Fund might have been if the Other Feeder Fund was subject the Fund's expense structure.

     Robeco Investment Management, Inc. (the "Adviser") employs an investment program for Robeco-Sage Multi-Strategy TEI Fund, L.L.C. (the "Fund") and the Master Fund that is substantially the same as the investment program that it employs in managing various investment vehicles that are not invested in the Master Fund and have at least $25 million of net assets, which vehicles have investment objectives, programs, policies and strategies that are substantially the same as those of the Fund and the Master Fund (collectively with the Other Feeder Fund, the "Other Vehicles"). The Adviser selects on behalf of the Other Vehicles various portfolio managers with which it will invest the Other Vehicles' assets. The personnel of the Adviser who are responsible for managing the investment portfolios of the Fund and the Master Fund manage the investment portfolios of the Other Vehicles.

     Because of the similarity of investment programs, as a general matter, the Adviser will consider participation by the Fund and the Master Fund in all appropriate investment opportunities that are under consideration by the Adviser for the Other Vehicles. The Adviser will evaluate for the Fund, the Master Fund and the Other Vehicles a variety of factors that may be relevant in determining whether a particular investment opportunity or strategy is appropriate and feasible for the Fund, the Master Fund or the Other Vehicles at a particular time. Because these considerations may differ for the Fund, the Master Fund and the Other Vehicles in the context of any particular investment opportunity and at any particular time, the investment activities and future investment performance of the Fund, the Master Fund and each of the Other Vehicles will differ. SEE "Conflicts of Interest."

     THE FOLLOWING TABLES SET FORTH COMPOSITE MONTHLY PERFORMANCE INFORMATION OF THE OTHER VEHICLES AND VARIOUS INDICES FOR THE PERIODS INDICATED, AS WELL AS PRO FORMA MONTHLY INVESTMENT PERFORMANCE FOR THE OTHER FEEDER FUND. THE RETURNS SHOWN FOR THE OTHER VEHICLES REFLECT THE ACTUAL FEES AND EXPENSES INCURRED BY THE OTHER VEHICLES. THE PRO FORMA RETURNS FOR THE OTHER FEEDER FUND REFLECT THE ESTIMATED FEES AND EXPENSES ANTICIPATED TO BE INCURRED BY THE FUND DURING ITS FIRST FISCAL YEAR, AND ARE INCLUDED FOR ILLUSTRATION PURPOSES ONLY. THE TABLES SHOULD BE READ IN CONJUNCTION WITH THE NOTES THERETO. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. UNDER NO CIRCUMSTANCES SHOULD THE PERFORMANCE INFORMATION OF THE OTHER VEHICLES BE VIEWED AS A SUBSTITUTE FOR THE PERFORMANCE INFORMATION OF THE FUND OR THE MASTER FUND. PROSPECTIVE INVESTORS SHOULD RECOGNIZE THAT THE FUND'S FEES AND EXPENSES MAY BE HIGHER THAN THOSE OF EACH OF THE OTHER VEHICLES. ACCORDINGLY, HAD THE OTHER VEHICLES' PERFORMANCE RECORDS REFLECTED THE FUND'S FEES AND ESTIMATED EXPENSES, THE OTHER VEHICLES' RETURNS SHOWN IN THE TABLE MAY HAVE BEEN LOWER. IN ADDITION, PROSPECTIVE INVESTORS SHOULD RECOGNIZE THAT THE FEES AND EXPENSES OF THE OTHER FEEDER FUND ARE LOWER THAN THOSE ANTICIPATED FOR THE FUND, AND THEREFORE, THE PRO FORMA INVESTMENT PERFORMANCE IS LOWER THAN THE ACTUAL PERFORMANCE OF THE OTHER FEEDER FUND. FURTHERMORE, THERE ARE CERTAIN DIFFERENCES BETWEEN THE INVESTMENT POLICIES OF THE FUND AND THE OTHER VEHICLES. UNLIKE THE FUND, CERTAIN OF THE OTHER VEHICLES ARE NOT SUBJECT TO CERTAIN INVESTMENT LIMITATIONS IMPOSED BY APPLICABLE SECURITIES LAWS WHICH, IF APPLICABLE, MAY HAVE ADVERSELY AFFECTED THE OTHER VEHICLES' PERFORMANCE. THE FUTURE PERFORMANCE OF THE OTHER VEHICLES AND THE VARIOUS INDICES MAY DIFFER.


                            PRO FORMA PERFORMANCE INFORMATION OF THE OTHER FEEDER FUND
          THIS TABLE IS BASED ON THE INVESTMENT PERFORMANCE OF THE OTHER FEEDER FUND, ADJUSTED TO REFLECT
                           THE ESTIMATED EXPENSES OF THE FUND DURING ITS FIRST FISCAL YEAR.

ESTIMATED MONTHLY RETURNS AS OF NOVEMBER 30, 2009
------------------------------------------------------------------------------------------------------------------------------------
            JAN.     FEB.      MAR.     APR.       MAY      JUN.     JUL.      AUG.     SEP.      OCT.      NOV.     DEC.       YTD
------------------------------------------------------------------------------------------------------------------------------------
2003                                                                                            [___]%    [___]%   [___]%    [___]%
------------------------------------------------------------------------------------------------------------------------------------
2004      [___]%   [___]%    [___]%   [___]%    [___]%    [___]%   [___]%    [___]%   [___]%    [___]%    [___]%   [___]%    [___]%
------------------------------------------------------------------------------------------------------------------------------------
2005      [___]%   [___]%    [___]%   [___]%    [___]%    [___]%   [___]%    [___]%   [___]%    [___]%    [___]%   [___]%    [___]%
------------------------------------------------------------------------------------------------------------------------------------
2006      [___]%   [___]%    [___]%   [___]%    [___]%    [___]%   [___]%    [___]%   [___]%    [___]%    [___]%   [___]%    [___]%
------------------------------------------------------------------------------------------------------------------------------------
2007       [___]%  [___]%    [___]%   [___]%    [___]%    [___]%   [___]%    [___]%   [___]%    [___]%    [___]%   [___]%    [___]%
------------------------------------------------------------------------------------------------------------------------------------
2008       [___]%  [___]%    [___]%   [___]%    [___]%    [___]%   [___]%    [___]%   [___]%    [___]%    [___]%   [___]%    [___]%
------------------------------------------------------------------------------------------------------------------------------------
2009       [___]%  [___]%    [___]%   [___]%    [___]%    [___]%   [___]%    [___]%   [___]%    [___]%    [___]%             [___]%
------------------------------------------------------------------------------------------------------------------------------------

ESTIMATED ANNUAL RETURNS FOR EACH CALENDAR YEAR
--------------- --------- ---------- --------- -------- --------- ----------
                 2003*      2004       2005     2006      2007      2008
--------------- --------- ---------- --------- -------- --------- ----------
FUND(1)         [___]%    [___]%     [___]%    [___]%   [___]%    [___]%
--------------- --------- ---------- --------- -------- --------- ----------
S&P 500(2,3)    [___]%    [___]%     [___]%    [___]%   [___]%    [___]%
--------------- --------- ---------- --------- -------- --------- ----------
LEHMAN          [___]%    [___]%     [___]%    [___]%   [___]%    [___]%
AGG.(2,4)
--------------- --------- ---------- --------- -------- --------- ----------
HFR             [___]%    [___]%     [___]%    [___]%   [___]%    [___]%
DIVERSIFIED
FOF INDEX(2,5)
--------------- --------- ---------- --------- -------- --------- ----------

ESTIMATED AVERAGE ANNUAL TOTAL RETURNS AS OF NOVEMBER 30, 2009
---------------------- ----------------- ------------------- ------------------- ------------------ -------------------
                            1 YEAR             3 YEAR              5 YEAR             7 YEAR        SINCE INCEPTION(6)
---------------------- ----------------- ------------------- ------------------- ------------------ -------------------
FUND(1)                     [___]%             [___]%              [___]%             [___]%              [___]%
---------------------- ----------------- ------------------- ------------------- ------------------ -------------------
S&P 500(2,3)                [___]%             [___]%              [___]%               N/A               [___]%
---------------------- ----------------- ------------------- ------------------- ------------------ -------------------
LEHMAN AGG.(2,4)            [___]%             [___]%              [___]%               N/A               [___]%
---------------------- ----------------- ------------------- ------------------- ------------------ -------------------
HFR DIVERSIFIED FOF         [___]%             [___]%              [___]%               N/A               [___]%
INDEX(2,5)
---------------------- ----------------- ------------------- ------------------- ------------------ -------------------

ESTIMATED RISK STATISTICS(6) AS OF NOVEMBER 30, 2009
--------------------------------- --------------------------- ----------------------- -----------------------
                                      AVERAGE ANNUAL TOTAL
                                           RETURNS                  STANDARD                   SHARPE
                                      SINCE INCEPTION(6)           DEVIATION(7)               RATIO(8)
--------------------------------- --------------------------- ----------------------- -----------------------
FUND(1)                                     [___]%                    [___]%                  [___]%
--------------------------------- --------------------------- ----------------------- -----------------------
S&P 500(2,3)                                [___]%%                   [___]%                  [___]%
--------------------------------- --------------------------- ----------------------- -----------------------
LEHMAN AGG.(2,4)                            [___]%                    [___]%                  [___]%
--------------------------------- --------------------------- ----------------------- -----------------------
HFR DIVERSIFIED FOF INDEX(2,5)              [___]%                    [___]%                  [___]%
--------------------------------- --------------------------- ----------------------- -----------------------


-------------------
* Reflects annual returns for the period from the Other Feeder Fund's commencement of operations on September 30, 2003 through December 31, 2003.

(1) The information contained in the table was prepared by the Adviser. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS.

(2)  Does not reflect fees or expenses of any kind.

(3) The Standard & Poor's 500 Stock Index with Dividends Reinvested is a market capitalization-weighted index made up of the 500 US companies with the largest market capitalizations.

(4) The Lehman Aggregate Bond Index is a benchmark index made up of the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, which, in the aggregate, represent fixed-income securities that are of investment-grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million.

(5) The HFR Fund of Funds Diversified Index includes a representative group of various funds of funds, each of which invests with multiple managers and has an objective of reducing the risk associated with investments in a single manager. It is an equal weighted index. There are no asset-size or track record length minimums required for inclusion. Funds that close or stop reporting are included in the index up until the last reporting date. Both domestic and offshore funds are included in the index.

(6) Returns and Risk numbers are measured from the commencement of investment operations of the Other Feeder Fund on September 30, 2003.

(7) A statistical measure of dispersion around a set of observations about their mean or other measure of central tendency.

(8) A mathematical measure utilized to assess the risk-adjusted return of a portfolio. The formula is stated as the (Portfolio Return minus the Risk Free rate) divided by the standard deviation of portfolio return.

OTHER DISCLOSURES

This information is intended for illustration purposes only. No index is directly comparable to the Fund or the Other Vehicles. Past performance is not indicative of future results or performance of any account managed by the Adviser, including the Fund and the Other Feeder Fund. There is no guarantee that the Fund will achieve its investment objective.


                                      COMPOSITE PERFORMANCE INFORMATION OF OTHER VEHICLES(1)



MONTHLY RETURNS AS OF NOVEMBER 30, 2009
------------------------------------------------------------------------------------------------------------------------------------
            JAN.     FEB.      MAR.     APR.       MAY      JUN.     JUL.      AUG.     SEP.      OCT.      NOV.     DEC.       YTD
------------------------------------------------------------------------------------------------------------------------------------
1994      [___]%   [___]%    [___]%   [___]%    [___]%    [___]%   [___]%    [___]%   [___]%    [___]%    [___]%   [___]%     [___]%
------------------------------------------------------------------------------------------------------------------------------------
1995      [___]%   [___]%    [___]%   [___]%    [___]%    [___]%   [___]%    [___]%   [___]%    [___]%    [___]%   [___]%     [___]%
------------------------------------------------------------------------------------------------------------------------------------
1996      [___]%   [___]%    [___]%   [___]%    [___]%    [___]%   [___]%    [___]%   [___]%    [___]%    [___]%   [___]%     [___]%
------------------------------------------------------------------------------------------------------------------------------------
1997      [___]%   [___]%    [___]%   [___]%    [___]%    [___]%   [___]%    [___]%   [___]%    [___]%    [___]%   [___]%     [___]%
------------------------------------------------------------------------------------------------------------------------------------
1998      [___]%   [___]%    [___]%   [___]%    [___]%    [___]%   [___]%    [___]%   [___]%    [___]%    [___]%   [___]%     [___]%
------------------------------------------------------------------------------------------------------------------------------------
1999      [___]%   [___]%    [___]%   [___]%    [___]%    [___]%   [___]%    [___]%   [___]%    [___]%    [___]%   [___]%     [___]%
------------------------------------------------------------------------------------------------------------------------------------
2000      [___]%   [___]%    [___]%   [___]%    [___]%    [___]%   [___]%    [___]%   [___]%    [___]%    [___]%   [___]%     [___]%
------------------------------------------------------------------------------------------------------------------------------------
2001      [___]%   [___]%    [___]%   [___]%    [___]%    [___]%   [___]%    [___]%   [___]%    [___]%    [___]%   [___]%     [___]%
------------------------------------------------------------------------------------------------------------------------------------
2002      [___]%   [___]%    [___]%   [___]%    [___]%    [___]%   [___]%    [___]%   [___]%    [___]%    [___]%   [___]%     [___]%
------------------------------------------------------------------------------------------------------------------------------------
2003      [___]%   [___]%    [___]%   [___]%    [___]%    [___]%   [___]%    [___]%   [___]%    [___]%    [___]%   [___]%     [___]%
------------------------------------------------------------------------------------------------------------------------------------
2004      [___]%   [___]%    [___]%   [___]%    [___]%    [___]%   [___]%    [___]%   [___]%    [___]%    [___]%   [___]%     [___]%
------------------------------------------------------------------------------------------------------------------------------------
2005      [___]%   [___]%    [___]%   [___]%    [___]%    [___]%   [___]%    [___]%   [___]%    [___]%    [___]%   [___]%     [___]%
------------------------------------------------------------------------------------------------------------------------------------
2006      [___]%   [___]%    [___]%   [___]%    [___]%    [___]%   [___]%    [___]%   [___]%    [___]%    [___]%   [___]%     [___]%
------------------------------------------------------------------------------------------------------------------------------------
2007      [___]%   [___]%    [___]%   [___]%    [___]%    [___]%   [___]%    [___]%   [___]%    [___]%    [___]%   [___]%     [___]%
------------------------------------------------------------------------------------------------------------------------------------
2008      [___]%   [___]%    [___]%   [___]%    [___]%    [___]%   [___]%    [___]%   [___]%    [___]%    [___]%   [___]%     [___]%
------------------------------------------------------------------------------------------------------------------------------------
2009      [___]%   [___]%    [___]%   [___]%    [___]%    [___]%   [___]%    [___]%   [___]%    [___]%    [___]%              [___]%
------------------------------------------------------------------------------------------------------------------------------------



                                      COMPOSITE PERFORMANCE INFORMATION OF OTHER VEHICLES AND VARIOUS INDICES


ANNUAL RETURNS FOR EACH CALENDAR YEAR
------------- ------- ------- ------- -------- ------- ------- ------- ------- ------- ------- ------- ------- ------ ------- -----
               1994    1995    1996     1997    1998    1999    2000    2001     2002   2003    2004    2005    2006   2007    2008
------------- ------- ------- ------- -------- ------- ------- ------- ------- ------- ------- ------- ------- ------ ------- -----
OTHER         [___]%  [___]%  [___]%   [___]%  [___]%  [___]%  [___]%  [___]%   [___]% [___]%  [___]%  [___]%  [___]% [___]%  [___]%
VEHICLES(1)
------------- ------- ------- ------- -------- ------- ------- ------- ------- ------- ------- ------- ------- ------ ------- -----
S&P 500(2,3)  [___]%  [___]%  [___]%   [___]%  [___]%  [___]%  [___]%  [___]%   [___]% [___]%  [___]%  [___]%  [___]% [___]%  [___]%
------------- ------- ------- ------- -------- ------- ------- ------- ------- ------- ------- ------- ------- ------ ------- -----
LEHMAN        [___]%  [___]%  [___]%   [___]%  [___]%  [___]%  [___]%  [___]%   [___]% [___]%  [___]%  [___]%  [___]% [___]%  [___]%
AGG.(2,4)
------------- ------- ------- ------- -------- ------- ------- ------- ------- ------- ------- ------- ------- ------ ------- -----
HFR           [___]%  [___]%  [___]%   [___]%  [___]%  [___]%  [___]%  [___]%   [___]% [___]%  [___]%  [___]%  [___]% [___]%  [___]%
DIVERSIFIED
FOF
INDEX(2,5)
------------- ------- ------- ------- -------- ------- ------- ------- ------- ------- ------- ------- ------- ------ ------- -----

AVERAGE ANNUAL TOTAL RETURNS AS OF NOVEMBER 30, 2009
---------------------- ----------------- ------------------- ------------------- ------------------ -------------------
                            1 YEAR             3 YEAR              5 YEAR             7 YEAR        SINCE INCEPTION(6)
---------------------- ----------------- ------------------- ------------------- ------------------ -------------------
OTHER VEHICLES(1)           [___]%             [___]%              [___]%             [___]%              [___]%
---------------------- ----------------- ------------------- ------------------- ------------------ -------------------
S&P 500(2,3)                [___]%             [___]%              [___]%             [___]%              [___]%
---------------------- ----------------- ------------------- ------------------- ------------------ -------------------
LEHMAN AGG.(2,4)            [___]%             [___]%              [___]%             [___]%              [___]%
---------------------- ----------------- ------------------- ------------------- ------------------ -------------------
HFR DIVERSIFIED FOF         [___]%             [___]%              [___]%             [___]%              [___]%
INDEX(2,5)
---------------------- ----------------- ------------------- ------------------- ------------------ -------------------

RISK STATISTICS(6) AS OF NOVEMBER 30, 2009
--------------------------------- --------------------------- ----------------------- -----------------------
                                      AVERAGE ANNUAL TOTAL
                                           RETURNS                  STANDARD                   SHARPE
                                      SINCE INCEPTION              DEVIATION(7)               RATIO(8)
--------------------------------- --------------------------- ----------------------- -----------------------
OTHER VEHICLES(1)                          [___]%                    [___]%                  [___]%
--------------------------------- --------------------------- ----------------------- -----------------------
S&P 500(2,3)                               [___]%                    [___]%                  [___]%
--------------------------------- --------------------------- ----------------------- -----------------------
LEHMAN AGG.(2,4)                           [___]%                    [___]%                  [___]%
--------------------------------- --------------------------- ----------------------- -----------------------
HFR DIVERSIFIED FOF INDEX(2,5)             [___]%                    [___]%                  [___]%
--------------------------------- --------------------------- ----------------------- -----------------------


------------------

(1) This table is based on the investment performance of the Other Vehicles. The information contained in the table was prepared by the Adviser based on the following facts and assumptions:

     (a) The composite performance information is an asset-weighted average of the returns of each of the Other Vehicles.

     (b) The Other Vehicles' returns take into account each Other Vehicle's actual fees and expenses as well as all fees and expenses and incentive allocations borne indirectly by the Other Vehicles as investors in other investment funds, including acquired funds fees and expenses. The returns do not reflect the reinvestment of any distributions made by the Other Vehicles. The Fund's fees and expenses may be higher than those of each of the Other Vehicles.

     (c) The composite performance information from January 1, 1994 to December 31, 1999 is based on the performance of one Other Vehicle ("Vehicle One") which commenced investment operations on January 1, 1994 (because none of the Other Vehicles had commenced investment operations). The composite performance information from January 1, 2000 to September 30, 2003 is based on the performance of Vehicle One and one Other Vehicle which commenced investment operations on January 1, 2000 ("Vehicle Two"). The composite performance information from September 30, 2003 to November 30, 2005 is based on the performance of Vehicle One, Vehicle Two and the Other Feeder Fund, which commenced investment operations on September 30, 2003. The composite performance information beginning December 1, 2005 is based on the performance of Vehicle One, Vehicle Two, the Other Feeder Fund and one Other Vehicle ("Vehicle Three"), which commenced investment operations on December 1, 2005. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. UNDER NO CIRCUMSTANCES SHOULD THE PERFORMANCE INFORMATION OF THE OTHER VEHICLES BE VIEWED AS A SUBSTITUTE FOR THE PERFORMANCE INFORMATION OF THE FUND.

(2) Does not reflect fees or expenses of any kind charged by the indices. However, with respect to the HFR Diversified Fund of Funds Index, the returns take into account the fees and expenses charged by the portfolio funds comprising the Index.

(3) The Standard & Poor's 500 Stock Index with Dividends Reinvested is a market capitalization-weighted index made up of the 500 US companies with the largest market capitalizations.

(4) The Lehman Aggregate Bond Index is a benchmark index made up of the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, which, in the aggregate, represent fixed-income securities that are of investment-grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million.

(5) The HFR Fund of Funds Diversified Index includes a representative group of various funds of funds, each of which invests with multiple managers and has an objective of reducing the risk associated with investments in a single manager. It is an equal weighted index. There are no asset-size or track record length minimums required for inclusion. Funds that close or stop reporting are included in the index up until the last reporting date. Both domestic and offshore funds are included in the index.

(6) Returns and Risk numbers are measured from the commencement of investment operations of Vehicle One on January 1, 1994, and include the performance information of Vehicle Two, Vehicle Three and the Fund.

(7) A statistical measure of dispersion around a set of observations about their mean or other measure of central tendency.

(8) A mathematical measure utilized to assess the risk-adjusted return of a portfolio. The formula is stated as the (Portfolio Return minus the Risk Free rate) divided by the standard deviation of portfolio return.

OTHER DISCLOSURES

This information is intended for illustration purposes only. No index is directly comparable to the Fund or the Other Vehicles. Past performance is not indicative of future results or performance of any account managed by the Adviser, including the Fund and the Other Feeder Fund. There is no guarantee that the Fund will achieve its investment objective.

                   Robeco-Sage Multi-Strategy TEI Fund, L.L.C.

                       STATEMENT OF ADDITIONAL INFORMATION
                                    [ ], 2010

                     c/o Robeco Investment Management, Inc.
                                909 Third Avenue
                                   32nd Floor
                               New York, NY 10022

                                 (212) 908-9660


         This Statement of Additional Information ("SAI") is not a prospectus. This SAI relates to and should be read in conjunction with the Prospectus of Robeco-Sage Multi-Strategy TEI Fund, L.L.C. (the "Fund"), dated [ ], 2010. A copy of the Prospectus may be obtained by contacting the Fund at the telephone number or address set forth above.

          This SAI is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

          Except for the financial information discussed below, all information that is required to be provided in a statement of additional information has been included in the Fund's Prospectus, dated [ ], 2010.

                            TABLE OF CONTENTS OF SAI


                                                                          PAGE
FINANCIAL STATEMENTS........................................................[  ]
   FINANCIAL STATEMENTS OF THE FUND.........................................[  ]
   FINANCIAL STATEMENTS OF THE MASTER FUND..................................[  ]

                              FINANCIAL STATEMENTS

         Upon commencement of operations, the Fund will invest substantially all of its assets in Robeco-Sage Multi-Strategy TEI Master Fund, L.L.C. (formerly known as Robeco-Sage Triton Master Fund, L.L.C.) (the "Master Fund"). The audited financial information of the Master Fund for the fiscal year ended March 31, 2009, included in the Prospectus under the caption "Financial Highlights" and the audited financial statements of the Master Fund that are included in this SAI have been so included in reliance on the consent of [_______________________], given upon their authority as experts in auditing and accounting.

         The following pages contain the Master Fund's financial statements for the fiscal year ended March 31, 2009 (audited) and for the six-month period ended September 30, 2009 (unaudited).

ROBECO-SAGE TRITON MASTER FUND, L.L.C.


Financial Statements

For the period October 1, 2008 (commencement of operations) through March 31,
2009

                     ROBECO-SAGE TRITON MASTER FUND, L.L.C.
                                TABLE OF CONTENTS


Financial Statements:

Report of Independent Registered Public Accounting Firm........................1
Schedule of Investments........................................................2
Statement of Assets and Liabilities............................................5
Statement of Operations........................................................6
Statement of Changes in Members' Capital.......................................7
Statement of Cash Flows........................................................8
Financial Highlights...........................................................9
Notes to Financial Statements.................................................10
Advisory Agreement Approval (unaudited).......................................26
Managers and Officers of the Fund (unaudited).................................28















The Master Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the "Commission") for the first and third quarters of each fiscal year on Form N-Q. The Master Fund's Forms N-Q are available on the Commission's website at HTTP://WWW.SEC.GOV, and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC.
Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Master Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Master Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available
(i) without charge, upon request, by calling collect (212) 908-9660; and (ii) on the Commission's website at HTTP://WWW.SEC.GOV.

(ANCHIN LOGO)                                   Anchin, Block & Anchin LLP
                                                Accountants & Advisors
                                                1375 Broadway New York, NY 10018
                                                212 840-3456
                                                WWW.ANCHIN.COM

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Managers and
Members of Robeco-Sage Triton Master Fund, L.L.C

We have audited the accompanying statement of assets and liabilities including the schedule of investments, of Robeco-Sage Triton Master Fund, L.L.C. as of March 31, 2009 and the related statements of operations, changes in members' capital, cash flows and financial highlights for the period October 1, 2008 (commencement of operations) through March 31, 2009. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned at March 31, 2009, by correspondence with the custodian and portfolio funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above, present fairly, in all material respects, the financial position of Robeco-Sage Triton Master Fund, L.L.C. as of March 31, 2009, and the results of its operations, changes in members' capital, cash flows and financial highlights for the period October 1, 2008 (commencement of operations) through March 31, 2009 in conformity with U.S. generally accepted accounting principles.


                                         (ANCHIN, BLOCK & ANCHIN LLP)

New York, New York
May 28, 2009

                     Robeco-Sage Triton Master Fund, L.L.C.
                             Schedule of Investments
                                 March 31, 2009


INVESTMENT STRATEGY AS A PERCENTAGE OF TOTAL INVESTMENTS


                                        [ ] Long/short Equity - 33.3%

                                        [ ] Event-Driven - 28.6%

                                        [ ] Macro - 12.6%

                                        [ ] Distressed - 7.5%
          [GRAPHIC OMITTED]
                                        [ ] Structured Credit - 6.0%

                                        [ ] Multi-Strategy Relative Value - 5.7%

                                        [ ] Fundamental Market Neutral - 5.5%

                                        [ ] Fixed Income Relative Value - 0.5%

                                        [ ] Credit - 0.3%




                                                                                        %* OF
                                                                                       MEMBERS'
PORTFOLIO FUND                                         COST            VALUE           CAPITAL         LIQUIDITY**
-------------------------------------------------------------------------------------------------------------------

LONG/SHORT EQUITY:
Alson Signature Fund Offshore, Ltd.            $     434,920     $     412,591           0.41%           Quarterly
Avesta Fund, Ltd.                                  2,750,000         2,755,910           2.77%           Monthly
Cantillon World, Ltd.                              2,800,000         3,178,579           3.20%           Monthly
Cobalt Offshore Fund                               3,000,000         3,100,829           3.12%        Semi-Annually
Coeus Capital Offshore, Ltd.                         481,240           416,063           0.42%           Quarterly
Criterion Capital Partners, Ltd.                   2,003,714         2,155,636           2.17%           Monthly
Highline Capital International, Ltd.               3,700,969         3,970,819           4.00%           Quarterly
Ivory Offshore Flagship Fund, Ltd.                 2,169,988         2,585,209           2.60%           Quarterly
North Run Offshore Partners, Ltd.                  1,566,732         1,340,266           1.35%           Quarterly
Pennant Windward Offshore Fund                     3,500,000         3,537,713           3.56%           Quarterly
PFM Diversified Offshore Fund, Ltd.                4,400,000         4,167,611           4.19%           Quarterly
Tracer Capital Offshore Fund, Ltd.                 1,045,934         1,037,524           1.05%           Quarterly
                                              ---------------------------------------------------------------------
      TOTAL LONG/SHORT EQUITY                     27,853,497        28,658,750          28.84%
                                              ----------------------------------------------------------------------



                     Robeco-Sage Triton Master Fund, L.L.C.
                       Schedule of Investments (continued)
                                 March 31, 2009



                                                                                                    %* OF
                                                                                                   MEMBERS'
PORTFOLIO FUND                                                     COST              VALUE          CAPITAL          LIQUIDITY**
--------------------------------------------------------------------------------------------------------------------------------

EVENT DRIVEN:
Altima Global Special Situations Fund, Ltd.                 $     3,000,000     $   3,011,655           3.03%         Quarterly
Elliott International, Ltd.                                       3,500,000         4,442,657           4.47%         Quarterly
Eton Park Overseas Fund, Ltd.                                     3,774,971         4,744,882           4.77%         Annually
Fir Tree International Value Fund II, Ltd.                        2,247,746         2,095,520           2.11%         Quarterly
Magnetar Capital Fund, Ltd.                                       2,370,008         1,876,393           1.89%         Quarterly***
Montrica Global Opportunities Fund                                2,658,134         1,995,084           2.01%         Quarterly
Octavian Global Fund, Ltd.                                          834,467           523,689           0.53%            ++
Perry Partners International, Inc.                                3,221,142         2,744,731           2.76%         Annually
Taconic Opportunity Offshore Fund, Ltd.                           3,500,000         3,147,100           3.17%         Quarterly
                                                             --------------------------------------------------
        TOTAL EVENT DRIVEN                                       25,106,468        24,581,711          24.74%
                                                             --------------------------------------------------
MACRO:
Brevan Howard Emerging Markets Strategies Fund Limited            2,365,463         2,779,414           2.80%         Monthly
Brevan Howard Fund Limited                                        2,000,000         2,179,964           2.19%         Monthly
Moore Global Investments Fund, Ltd.                               2,000,000         1,961,439           1.97%         Annually
QFS Global Macro Hedge Fund, Ltd.                                 1,637,772         1,771,605           1.78%         Monthly
Woodbine Capital Fund, Ltd.                                       2,000,000         2,122,976           2.14%         Quarterly
                                                             --------------------------------------------------
        TOTAL MACRO                                              10,003,235        10,815,398          10.88%
                                                             --------------------------------------------------
DISTRESSED:
Greywolf Capital Overseas Fund                                       66,602            81,581           0.08%            ++
Natlin Patterson Distressed Opportunities Fund, Ltd.              2,600,000         2,244,951           2.26%       Semi Annually***
Redwood Offshore Fund, Ltd.                                       2,660,000         2,333,213           2.35%        Bi-Annually
Wexford Offshore Credit Opportunities Fund Limited                1,842,547         1,824,416           1.84%         Quarterly
                                                             --------------------------------------------------
        TOTAL DISTRESSED                                          7,169,149         6,484,161           6.53%
                                                             --------------------------------------------------
STRUCTURED CREDIT:
Cerberus International, Ltd.                                      4,250,000         3,336,770           3.36%         Quarterly***
D.B. Zwirn Special Opportunities Fund, Ltd.                         215,112           108,919           0.11%            ++
Dune Capital International, Ltd.                                    379,668           264,129           0.27%            +
Petra Offshore Fund, L.P.                                         1,950,000           340,447           0.34%         Quarterly
Sorin Offshore Fund, Ltd.                                         1,710,191         1,102,089           1.11%            +
                                                              --------------------------------------------------
        TOTAL STRUCTURED CREDIT                                   8,504,971         5,152,354           5.19%
                                                              --------------------------------------------------
MULTI-STRATEGY RELATIVE VALUE:
Bennelong Asia Pacific Multi-Strategy Equity Fund                 2,600,000         2,425,530           2.45%         Monthly
Citadel Kensington Global Strategies Fund, Ltd.                   2,613,221         1,879,478           1.89%        Bi-Annually***
Sandleman Partners Multi-Strategy Fund, Ltd.                      1,049,803           581,149           0.58%            +
                                                              ---------------------------------------------------
        TOTAL MULTI-STRATEGY RELATIVE VALUE                       6,263,024         4,886,157           4.92%
                                                              ---------------------------------------------------
FUNDAMENTAL MARKET NEUTRAL:
O'Connor Global fundamental Market Neutral Long/Short Limited     3,571,711         4,754,591           4.79%         Monthly




                     Robeco-Sage Triton Master Fund, L.L.C.
                       Schedule of Investments (concluded)
                                 March 31, 2009



                                                                                                  %* OF
                                                                                                  MEMBERS'
PORTFOLIO FUND                                                     COST              VALUE        CAPITAL           LIQUIDITY**
--------------------------------------------------------------------------------------------------------------------------------

FIXED INCOME RELATIVE VALUE:
The Drake Absolute Return Fund, Ltd.                          $    724,337    $     431,086        0.43%                 +
                                                             -------------------------------------------
CREDIT:
Latigo Offshore Ltd.                                               257,457          212,113        0.21%                 +
                                                             --------------------------------------------
        TOTAL PORTFOLIO FUNDS                                 $ 89,453,849    $  85,976,321        86.53%
                                                             ============================================



    * Percentages are based on Members' Capital at end of period of $99,356,528. ** Liquidity terms shown apply after lock-up provisions. See Note
      11.L for a description of lock-up provisions.
  *** Portfolio Fund restricted redemptions on March 31, 2009.
  + Portfolio Fund is in the process of an orderly wind-down with the return of capital to investors.
 ++ The Master Fund's remaining investment in the Portfolio Fund is a side pocket, which is in the process of liquidating.


     At March 31, 2009, the aggregate cost of investments for tax purposes was $89,453,849. Net unrealized appreciation on investments for tax purposes was ($3,477,528) consisting of $5,332,830 of gross unrealized appreciation and ($8,810,358) of gross unrealized depreciation.

     The investments in Portfolio Funds shown above, representing 86.53% of Members' Capital, have been fair valued as described in Note 2.B.












    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                     Robeco-Sage Triton Master Fund, L.L.C.
                       Statement of Assets and Liabilities
                                 March 31, 2009



ASSETS
Investments in Portfolio Funds, at fair value (cost $89,453,849) $   85,976,321
Receivable from Portfolio Funds                                      11,632,277
Cash and cash equivalents                                            10,105,231
Fund investments made in advance                                      3,750,000
Receivable from Robeco-Sage Triton Fund, L.L.C.                         122,817
Other assets                                                             14,399
                                                                 --------------
         Total assets                                               111,601,045
                                                                 --------------
LIABILITIES
Redemptions payable                                                  11,700,000
Management fee payable                                                  206,749
Capital Contributions received in advance                               200,000
Professional fees payable                                                60,229
Administration fee payable                                               56,704
Board of Managers' fees payable                                           1,500
Other accrued expenses                                                   19,335
                                                                 --------------
         Total liabilities                                           12,244,517
                                                                 --------------
         NET ASSETS                                              $   99,356,528
                                                                 ==============

MEMBERS' CAPITAL
Net capital                                                      $  109,267,569
Accumulated net investment loss                                        (774,412)
Accumulated net realized loss on Portfolio Funds                     (4,693,460)
Net unrealized appreciation/(depreciation) on investments in
         Portfolio Funds                                             (4,443,169)
                                                                 ---------------
         Members' capital                                         $   99,356,528
                                                                 ===============

NET ASSET VALUE PER UNIT (BASED ON 108,873 UNITS OUTSTANDING)    $       912.59
                                                                 ===============











    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                     Robeco-Sage Triton Master Fund, L.L.C.
                             Statement of Operations
           For the period October 1, 2008 (commencement of operations)
                             through March 31, 2009

   INVESTMENT INCOME
      Interest                                                    $       9,026
                                                                  -------------
           Total investment income                                        9,026
                                                                  -------------
   EXPENSES
      Management fee                                                    404,690
      Professional fees                                                 174,507
      Redemption fees                                                    73,781
      Administration fee                                                 56,704
      Offering costs                                                     14,399
      Organization fees                                                  12,258
      Custody fee                                                         5,394
      Board of Managers' fees                                             3,000
      Other expenses                                                     38,705
                                                                  -------------
           Total expenses                                               783,438
                                                                   ------------
   Net Investment Loss                                                 (774,412)

   REALIZED AND UNREALIZED GAINS/(LOSSES) ON INVESTMENTS IN PORTFOLIO FUNDS
      Net Realized Loss on Investments in Portfolio Funds            (4,693,460)
      Net Change in Unrealized Appreciation/(Depreciation) on
         Investments in Portfolio Funds                              (4,443,169)
                                                                  --------------
      Net Realized and Unrealized Losses                             (9,136,629)
                                                                  --------------
      Net Decrease in Members' Capital derived from Investment
          Activities                                              $  (9,911,041)
                                                                  ==============














    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                     Robeco-Sage Triton Master Fund, L.L.C.
                    Statement of Changes in Members' Capital
           For the period October 1, 2008 (commencement of operations)
                             through March 31, 2009






            FROM INVESTMENT ACTIVITIES
                  Net investment loss*                                              $      (774,412)
                                                                                 -------------------
                 Net realized gain/(loss) on investments
                       in Portfolio Funds                                                (4,693,460)
                Net change in unrealized appreciation/(depreciation)
                       on investments in Portfolio Funds                                 (4,443,169)
                                                                                 -------------------
                Net realized and unrealized gains/(losses)                               (9,136,629)
                                                                                 -------------------

                         Net increase/(decrease) in Members' Capital
                           derived from investment activities                            (9,911,041)
                                                                                 -------------------
           MEMBERS' CAPITAL TRANSACTIONS
                Transfer from Robeco-Sage Triton Fund, L.L.C.                           103,198,454
                Sales of Units                                                           17,769,115
                Redemptions of Units                                                    (11,700,000)
                                                                                 -------------------
                                                                                        109,267,569
                                                                                 -------------------

           Net Increase/(Decrease) in Members' Capital                                   99,356,528
           Members' Capital at Beginning of Period                                                -
                                                                                 ------------------
           Members' Capital at End of Period                                     $       99,356,528
                                                                                 ==================

           Accumulated Net Investment Loss                                                 (774,412)
                                                                                 ===================







                     * Investment income less net expenses.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                     Robeco-Sage Triton Master Fund, L.L.C.
                             Statement of Cash Flows
                         For the period October 1, 2008
              (commencement of operations) through March 31, 2009




      CASH FLOWS PROVIDED BY OPERATING ACTIVITIES
      Net decrease in Members' Capital derived from investment activities                 $    (9,911,041)
      Adjustments to reconcile net decrease in Members' Capital derived from investment activities to cash used in operating activities:
              Purchases of Portfolio Funds                                                    (19,071,699)
              Sales of Portfolio Funds                                                         27,157,203
              Net change in unrealized appreciation/(depreciation) on
               investments in Portfolio Funds                                                   4,443,169
              Net realized loss on investments in Portfolio Funds                               4,693,460
              Increase in receivable from Portfolio Funds                                     (11,632,277)
              Increase in fund investments made in advance                                     (3,750,000)
              Increase in receivable from Robeco-Sage Triton Fund, L.L.C.                        (122,817)
              Increase in other assets                                                            (14,399)
              Increase in administration fee payable                                               56,704
              Increase in management fee payable                                                  206,749
              Increase in Board of Managers fees payable                                           1,500
              Increase in professional fees payable                                                60,229
              Increase in other accrued expenses                                                   19,335
                                                                                           ----------------
      Net cash used in operating activities                                                    (7,863,884)
                                                                                           ----------------

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from sales of Units                                                                   17,969,115
                                                                                         -----------------

Net increase in cash and cash equivalents                                                      10,105,231
Cash and cash equivalents, beginning of period                                                          -
                                                                                         -----------------
Cash and cash equivalents, end of period                                                $      10,105,231
                                                                                         =================
SUPPLEMENTAL SCHEDULE OF NON-CASH FINANCING ACTIVITIES:
Assets transferred from Robeco-Sage Triton Fund, L.L.C. (Note 1):
  Investments in Portfolio Funds, at fair value                                         $     103,198,454
Redemptions of Units                                                                           11,700,000












    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                     Robeco-Sage Triton Master Fund, L.L.C.
                              Financial Highlights


                                                              For the period
                                                              October 1, 2008
                                                              commencement of
                                                            operations) through
                                                               March 31, 2009
                                                           ---------------------

PER UNIT OPERATING PERFORMANCE
Beginning net asset value                                   $          1,000.00
                                                            -------------------
Income/(loss) from operations:
  Net investment loss                                                    (6.58)
  Net realized and unrealized appreciation/
    (depreciation) from Portfolio Funds                                 (80.83)
                                                            -------------------
  Net change in net assets
     resulting from operations                                          (87.41)
                                                            -------------------
  Ending net asset value                                    $           912.59
                                                            ===================

  Total Return                                                        (8.74)%(1)

  Net assets, end of period (000's)                         $         99,357

  RATIOS TO AVERAGE NET ASSETS
  Expenses(2)                                                          1.46%(3)

  Net investment loss                                                 (1.44)%(3)

  Portfolio turnover rate                                             20.35%(4)


(1)  Total return is for the period indicated and has not been annualized.
(2)  Expenses of Portfolio Funds are not included in the expense ratio.
(3)  Annualized.
(4)  Not annualized.

     Note: The expense ratios, the net investment loss ratio, and the total return percentages are calculated for the Members taken as a whole. The computation of such ratios and return based on the amount of expenses charged to any specific Member may vary from the overall ratios presented in the financial statements as a result of the timing of capital transactions.




    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                     Robeco-Sage Triton Master Fund, L.L.C.
                          Notes to Financial Statements
                                 March 31, 2009
1. ORGANIZATION

Robeco-Sage Triton Master Fund, L.L.C. (the "Master Fund") is a recently formed Delaware limited liability company that is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, closed-end, management investment company. The fund is a master fund in a master/feeder structure into which its investors, Robeco-Sage Triton Fund, L.L.C. and Robeco-Sage Triton Institutional Fund, L.L.C. (the "Feeder Funds" or "Members") invests substantially all of their assets. On October 1, 2008, Robeco-Sage Triton Fund, L.L.C. transferred to the Master Fund $103,198,454 in investments in Portfolio Funds (as defined below) and $10,268,186 of cash. The Master Fund commenced operations on October 1, 2008.

The Master Fund's investment objective is to achieve long-term capital appreciation while attempting to reduce risk and volatility. The Master Fund accomplishes its investment objective by investing its assets primarily in private investment funds, joint ventures, investment companies, and other similar investment vehicles ("Portfolio Funds") that are managed by a select group of portfolio managers ("Portfolio Managers") that invest in a variety of financial markets and utilize a broad range of alternative investment strategies. At March 31, 2009, Robeco-Sage Triton Fund, L.L.C. and Robeco-Sage Triton Institutional Fund, L.L.C hold 88.18% and 11.82% ownership interests, respectively, in the Master Fund.


Investors who purchase Units and who are admitted to the Master Fund by its Board of Managers ("the Board") will become members of the Master Fund.

For accounting purposes, the Master Fund's fiscal year is the 12-month period ending on March 31 (the initial period will be from inception through March 31, 2009). The 12-month period ending December 31 of each year is the taxable year of the Master Fund. The first tax year will commence on the initial closing date.


The Master Fund received its initial investment and commenced operations on October 1, 2008.

2. SIGNIFICANT ACCOUNTING POLICIES


The Master Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America. Below is a summary of the significant accounting policies followed by the Master Fund.

A. Use of Estimates


The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America may require the Master Fund to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from these estimates.

                     Robeco-Sage Triton Master Fund, L.L.C.
                    Notes to Financial Statements (continued)

2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. Portfolio Valuation and Investment Transactions


The net asset value of the Master Fund is determined as of the close of business at the end of each month in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Board. Investments in Portfolio Funds are presented in the accompanying financial statements at fair value, as determined by the Adviser under the general supervision of the Board.



Such fair value generally represents the Master Fund's pro-rata interest in the net assets of a Portfolio Fund as provided by the Portfolio Fund. The Adviser considers information provided by the Portfolio Fund regarding the methods they use to value underlying investments of the Portfolio Fund in determining fair value.



Considerable judgment is required to interpret the factors used to develop estimates of fair value. Accordingly, the estimates may not be indicative of the amounts the Master Fund or Portfolio Funds could realize in a current market exchange and the differences could be material to the financial statements. The use of different factors or estimation methodologies could have a significant effect on the estimated fair value.



The Master Fund's valuation procedures require the Adviser to consider all relevant information available at the time the Master Fund values its assets. The Adviser or, in certain cases, the Board, will consider such information, and may conclude in certain circumstances that the information provided by a Portfolio Manager does not represent the fair value of the Master Fund's interests in a Portfolio Fund. Although redemptions of interests in Portfolio Funds are subject to advance notice requirements, Portfolio Funds typically will make available net asset value information to their investors which will represent the price at which, even in the absence of redemption activity, the Portfolio Fund would have effected a redemption if a redemption request had been timely made or if, in accordance with the terms of the Portfolio Fund's governing documents, it would be necessary to effect a mandatory redemption. In accordance with procedures adopted by the Board, in the absence of specific transaction activity in interests in a particular Portfolio Fund, the Master Fund could consider whether it is appropriate, in light of all relevant circumstances, to value such a position at the Portfolio Fund's net asset value as reported at the time of valuation, or whether to adjust such value to reflect a premium or discount to net asset value. Any such decision must be made in good faith, and subject to the review and supervision of the Board.



With respect to a Portfolio Fund, which represents 0.34% of Members' Capital as of March 31, 2009, the Valuation Committee of the Board has approved a fair valuation methodology recommended by management that reflects a discount to the valuation provided by the Portfolio Manager. The value of this Portfolio Fund shown in the Schedule of Investments reflects this adjusted valuation. Management continues to monitor the appropriateness of this fair valuation methodology, which may be adjusted or revised as the Valuation Committee determines is warranted.

                     Robeco-Sage Triton Master Fund, L.L.C.
                    Notes to Financial Statements (continued)

2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. Portfolio Valuation and Investment Transactions (continued)



Realized gains and losses from Portfolio Fund transactions are calculated on the identified cost basis. Investment transactions are recorded on the effective date of the subscription in or the redemption from the Portfolio Fund. Interest income is recorded on an accrual basis of interest earned on cash balances.



Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards ("SFAS") No. 157 is effective for the Master Fund's financial statement periods beginning after November 15, 2007. SFAS No. 157 defines fair value, establishes a fair value hierarchy and specifies that a valuation technique used to measure fair value shall maximize the use of observable inputs and minimize the use of unobservable inputs. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy under SFAS No. 157 are described below:

   o Level 1 - Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Master Fund has the ability to access at the measurement date;

   o Level 2 - Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

   o Level 3 - Significant unobservable prices or inputs (including the Master Fund's own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date. All investments in Portfolio Funds are included in this level.

As required by SFAS No.157, investments are classified within the level of the lowest significant input considered in determining fair value. Investments are classified within Level 3 for those whose fair value measurement considers several inputs and may include Level 1 or Level 2 inputs as components of the overall fair value measurement. The following table sets forth information about the level within the fair value hierarchy at which the Master Fund investments are measured at March 31, 2009:

The inputs and methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

The following table summarizes the valuation of the Master Fund's investments under SFAS No. 157 fair value hierarchy levels as of March 31, 2009:



                                       LEVEL 1          LEVEL 2          LEVEL 3          TOTAL
                                    ---------------------------------------------------------------
Investment in Portfolio Funds       $        -          $     -     $  85,976,321     $  85,976,321
                                    ================================================================



                     Robeco-Sage Triton Master Fund, L.L.C.
                    Notes to Financial Statements (continued)

2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. Portfolio Valuation and Investment Transactions (concluded)

The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining fair value:


                                                                  INVESTMENT IN
                                                                PORTFOLIO FUNDS
                                                               ----------------
BALANCE AS OF 10/1/08                                          $             -
Realized gain/(loss)                                           $    (4,693,460)
Change in unrealized appreciation/(depreciation)                    (4,443,169)
Net purchase/(sales)                                                (8,085,504)
Investments contributed by Robeco-Sage Triton Fund, L.L.C.         103,198,454
Net transfers in/and or out of Level 3                                       -
                                                        ------------------------
BALANCE AS OF 3/31/09                                   $           85,976,321
                                                        ========================


C. Income Taxes


Counsel to the Master Fund has rendered an opinion that the Master Fund will be classified as a partnership and not as an association taxable as a corporation for Federal tax purposes. Counsel to the Master Fund also has rendered its opinion that, under a "facts and circumstances" test, the Master Fund will not be treated as a "publicly traded partnership" taxable as a corporation. Accordingly, the Master Fund should not be subject to Federal income tax, and each Member will be required to report on its own annual tax return such Member's distributive share of the Master Fund's taxable income or loss.


On July 13, 2006, the FASB released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Accordingly, the Master Fund adopted the provisions of FIN 48 upon commencement of operations. Based on its analysis, management has determined that the adoption of FIN 48 did not have a material impact to the Master Fund's financial statements upon adoption. However, management's conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from the FASB, and on-going analyses of and changes to tax laws, regulations and interpretations thereof.


D. Distribution Policy

The Master Fund has no present intention of making periodic distributions of its net investment income or capital gains, if any, to Members. The amount and frequency of distributions, if any, will be determined in the sole discretion of the Board.

                     Robeco-Sage Triton Master Fund, L.L.C.
                    Notes to Financial Statements (continued)

2. SIGNIFICANT ACCOUNTING POLICIES (CONCLUDED)

E. Distributions from Portfolio Funds


Distributions from Portfolio Funds will be classified as investment income or realized gains in the Statements of Operations, or alternatively, as a decrease to the cost of the investments based on the U.S. income tax characteristics of the distribution if such information is available. In cases where the tax characteristics are not available, such distribution will be classified as investment income.

F. Cash and Cash Equivalents

The Master Fund treats all highly liquid financial instruments that mature within three months as cash equivalents

3. RELATED PARTY TRANSACTIONS AND OTHER

RELATED PARTIES

Robeco Investment Management, Inc. (the "Adviser") serves as the investment adviser of the Master Fund, the Feeder Funds and other related funds. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser is a subsidiary of Robeco Groep, N.V. ("Robeco") and is responsible for developing, implementing and supervising the Master Fund's investment program and providing day-to-day management services to the Master Fund.



In consideration of these investment advisory services and pursuant to an advisory agreement between the Master Fund and the Adviser (the "Advisory Agreement"), the Master Fund pays the Adviser a quarterly fee at an annualized rate of 0.75% of the average net assets of the Master Fund during each calendar quarter (the "Master Fund Management Fee"). The Master Fund Management Fee is payable in arrears within five business days after the end of each quarter. The Adviser also provides office space, telephone services and utilities; and administrative and secretarial, clerical and other personnel as necessary to provide the services required to be furnished under the Advisory Agreement. The accompanying Statement of Assets and Liabilities includes a management fee payable of $206,749.



Cooperatieve Centrale Raiffeissen - Boerenleen Bank B.A. ("Rabobank"), the ultimate parent company of the Adviser and Robeco, and its affiliates are subject to certain U.S. banking laws, including the Bank Holding Company Act of 1956, as amended (the "BHCA"), and to regulation by the Board of Governors of the Federal Reserve System or other appropriate bank regulatory agencies. The BHCA and other applicable banking laws, rules, regulations and guidelines, and the interpretation and administration thereof by the staff of the regulatory agencies which administer them, may restrict the transaction and relationships between the Adviser, Rabobank, Robeco and their affiliates, on the one hand, and the Master Fund, on the other hand, and may restrict the investments and transactions by the Master Fund. Rabobank may be deemed to control the Master Fund for purposes of the BHCA.

                     Robeco-Sage Triton Master Fund, L.L.C.
                    Notes to Financial Statements (continued)

3. RELATED PARTY TRANSACTIONS AND OTHER (CONTINUED)

RELATED PARTIES (CONCLUDED)

Each member of the Board, who is not an "interested person" of the Master Fund, as defined by the 1940 Act, receives an annual fee of $2,000. Any Board member who is an "interested person" does not receive any annual or other fee from the Master Fund. All Board members are reimbursed by the Master Fund for reasonable out-of-pocket expenses.

OTHER
SEI Investments Global Fund Services (the "Administrator") provides various administrative services to the Master Fund, including fund accounting, investor accounting and taxation services, maintaining the register of the Master Fund and subject to approval by the Master Fund, generally reviewing and performing all actions related to the issuance and transfer of Units; performing all acts related to the repurchase of Units; and performing all other clerical services necessary in connection with the administration of the Master Fund, pursuant to an administration agreement (the "Administration Agreement"). In consideration of such services, the Master Fund pays the Administrator a monthly fee based on the aggregate month-end net assets of the Master Fund and the other funds in the "Fund Complex" (as defined in the Administration Agreement) at an annual rate of up to 0.12%, subject to certain fee minimums for each fund, and reimburses the Administrator for certain out-of-pocket expenses. After its initial term, three years, the Administration Agreement may be terminated at any time by either party generally upon not less the 90 days' written notice.



SEI Private Trust Company acts as custodian (the "Custodian") for the Master Fund's assets. In consideration for such services, the Master Fund pays the Custodian a monthly fee, based on month-end net assets, at an annual rate of up to 0.01%.

4.  FUND EXPENSES


The Master Fund bears all of its own expenses other than those borne by the Adviser pursuant to the Advisory Agreement and the Management Agreement, including, but not limited to: all investment related expenses (e.g., fees paid directly or indirectly to Portfolio Managers, all costs and expenses directly related to portfolio transactions and positions for the Master Fund's account, all costs and expenses associated with the establishment of any portfolio accounts); any non-investment related interest expense; organizational and offering expenses; fees and disbursements of any attorneys and accountants engaged by the Master Fund; audit and tax preparation fees and expenses of the Master Fund; all costs and expenses associated with background checks on Portfolio Managers; all costs and expenses associated with retaining independent third parties to provide risk management services to the Master Fund; custody and escrow fees and expenses; the costs of an errors and omissions/directors and officers liability insurance policy and a fidelity bond; the Investment Advisory Fee; the Management Fee; fees and travel- related and other expenses of members of the Board who are not employees of the Adviser or any affiliated person of the Adviser; all costs and charges for equipment or services used in communicating information regarding the Master Fund's transactions among the Adviser and any custodian or other agent engaged by the Master

Fund; any extraordinary expenses; and such other expenses as may be approved from time to time by the Board.

                     Robeco-Sage Triton Master Fund, L.L.C.
                    Notes to Financial Statements (continued)

4. FUND EXPENSES (CONCLUDED)



The Master Fund also indirectly bears fees and expenses of the Portfolio Funds. Each Portfolio Manager generally receives a management fee and a performance fee or allocation with respect to the assets of Portfolio Funds that it manages. The amount of these fees and allocations varies among Portfolio Managers, but the management fees are generally expected to be between 1.0%-2.0%, on an annual basis, of the total assets managed by a Portfolio Manager, and the performance fees or allocations are generally expected to be between 15% - 25% of the net capital appreciation (if any) in the assets managed by a Portfolio Manager. If the Master Fund retains a Portfolio Manager to manage a Portfolio Account, a management fee and performance allocation would generally be payable to the Portfolio Manager. In such cases, the fees may differ from, and could be higher than, those described above. Any such Portfolio Account related advisory arrangements will be subject to the approval of the Board and Members.



Amounts shown as expenses in the statement of operations and financial highlights include only those expenses charged directly to the Master Fund and do not reflect management fees, advisory fees, brokerage commissions, and other fees and expenses incurred by the funds in which the Master Fund invested. These amounts are included in realized and unrealized gain (loss) on investments in funds in the statement of operations.

5.  INITIAL OFFERING COSTS AND ORGANIZATIONAL EXPENSES

The Master Fund incurred initial offering costs totaling $28,799 comprised principally of legal costs pertaining to the preparation of the Master Fund's offering documents. These costs are being amortized over the initial twelve-month period through September 30, 2009.

Costs incurred in connection with the organization of the Master Fund were expensed at the commencement of operations. The Master Fund incurred $12,258 in organizational costs through March 31, 2009.

6.  MEMBERS' CAPITAL

Unit transactions for the period ended March 31, 2009 were as follows:


Units outstanding at beginning of period                       -
Units issued                                              18,495
Units redeemed                                           (12,820)
Units issued to Robeco-Sage Triton Fund, L.L.C.
   on the transfer of investments                        103,198
                                                      -----------
Units outstanding at end of period                       108,873
                                                      ===========

                     Robeco-Sage Triton Master Fund, L.L.C.
                    Notes to Financial Statements (continued)

7. BORROWINGS

The Master Fund is authorized to borrow money for investment purposes, to meet repurchase requests and for cash management purposes. Borrowings by the Master Fund, including any borrowings on behalf of Portfolio Accounts, are subject to a 300% asset coverage requirement under the 1940 Act.

The Master Fund has established a line of credit agreement with the Societe Generale as of October 2, 2008. The line of credit is used primarily for bridge financing purposes, but may be accessed by the Master Fund to purchase Portfolio Funds, to meet repurchase requests, and for cash management purposes. Each borrowing shall bear interest on the outstanding principal amount at a rate per annum equal to the applicable LIBOR Rate plus 1.00%. The Master Fund also pays a facility fee of 0.35% per annum. At December 31, 2008 the rate and facility fee changed to 1.30% and 0.85%, respectively. At March 31, 2009, the Master Fund had no outstanding borrowings.

8.  CAPITAL ACCOUNTS AND ALLOCATIONS

The Master Fund will maintain a separate capital account for each Member which will have an opening balance equal to the Member's initial contribution to the capital of the Master Fund (net of any applicable sales load). The Master Fund has chosen to utilize a "per unit" method to account for Members' capital effective at the inception of the Master Fund. A Member's contribution is used to purchase Units in the Master Fund. The Units represent the capital account maintained on the Member's behalf that reflects the Member's pro rata share of the Master Fund's capital. A Member's capital account is used to facilitate tax reporting to the Member. Units are offered at their net asset value per Unit, and each Unit subscribed for represents a capital contribution to the Master Fund in that amount. Each Member's capital account will be increased by the amount of contributions by the Member to the capital of the Master Fund, plus any amounts credited to the Member's capital account as described below. Similarly, each Member's capital account will be reduced by the sum of the amount of any repurchase by the Master Fund of the Units, or portion thereof, of the Member, plus the amount of any distributions to the Member which are not reinvested, plus any amounts debited against the Member's capital account as described below.

Capital accounts of Members are adjusted as of the close of business on the last day of each fiscal period. Fiscal periods begin on the day after the last day of the preceding fiscal period and end at the close of business on the first to occur of the following: (i) the last day of a fiscal year (March 31); (ii) the last day of a taxable year (December 31); (iii) the day preceding any day on which a contribution to the capital of the Master Fund is made; (iv) any day on which the Master Fund repurchases any Unit or portion of an Unit of any Member; or (v) any day on which any amount is credited to or debited against the capital account of any Member other than an amount to be credited to or debited against the capital accounts of all Members in accordance with their respective investment percentages. An investment percentage will be determined for each Member as of the start of each fiscal period by dividing the balance of the Member's capital account as of the commencement of the period by the sum of the balances of all capital accounts of all Members as of that date.

Net profits or net losses of the Master Fund for each fiscal period will be allocated among and credited to or debited against the capital accounts of all Members as of the last day of the fiscal period in accordance

                     Robeco-Sage Triton Master Fund, L.L.C.
                    Notes to Financial Statements (continued)

8.  CAPITAL ACCOUNTS AND ALLOCATIONS (CONCLUDED)

with Members' respective investment percentages for the fiscal period. Net profits or net losses will be measured as the net change in the value of the net assets of the Master Fund (including any net change in unrealized appreciation or depreciation of investments and realized income and gains or losses and accrued expenses), before giving effect to any repurchases by the Master Fund of Units or portions thereof, and excluding the amount of any items to be allocated among the capital accounts of the Members other than in accordance with the Members' respective investment percentages.

9. INDEMNIFICATIONS


In the normal course of business, the Master Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Master Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be against the Master Fund that have not yet occurred. However, based on experience, the Master Fund expects the risk of loss to be remote.


10. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK


In the normal course of business, the Portfolio Funds in which the Master Fund invests trade various financial instruments and enter into various investment activities with off-balance sheet risk. These include, but are not limited to, short selling activities, writing option contracts, and equity swaps. The Master Fund's risk of loss in these Portfolio Funds is limited to the value of the Master Fund's investment.


11. CONCENTRATION OF RISK


The Master Fund invests primarily in Portfolio Funds that are not registered under the 1940 Act which invest in and actively trade securities and other financial instruments using different strategies and investment techniques, including leverage, which may involve significant risks. These Portfolio Funds may invest a high percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Portfolio Funds may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility of the Portfolio Funds' net asset value.


The Master Fund may invest in a limited number of Portfolio Funds. Such concentration may result in additional risk. The Portfolio Funds may enter into the following transactions and certain of the related risks are described below:

                     Robeco-Sage Triton Master Fund, L.L.C.
                    Notes to Financial Statements (continued)

11. CONCENTRATION OF RISK (CONTINUED)

A. Short Sales


Short sales are sales of securities that are not owned or that are not intended for delivery and the seller will therefore be obligated to purchase such securities at a future date. The value of the open short position is recorded as a liability, and the seller records unrealized gain or loss to the extent of the difference between the proceeds received and the value of the open short position. A realized gain or loss is recorded when the short position is closed out. By entering into short sales, the seller bears the market risk of increases in value of the security sold short in excess of the proceeds received.

B. Swap Agreements


A swap contract is a contract under which two parties agree to make periodic payments to each other based on the value of a security, a specified interest rate, an index or the value of some other instrument applied to a stated or "notional" amount. Swaps are subject to various types of risk, including market risk, liquidity risk, counterparty credit risk, legal risk and operations risk.

C. Options


The Portfolio Funds may buy or write put and call options through listed exchanges and the over-the-counter market. The buyer has the right, but not the obligation, to purchase (in the case of a call option) or sell (in the case of a put option) a specified quantity of a specific security or other underlying asset at a specified price prior to or on a specified expiration date. The writer of an option is exposed to the risk of loss if the market price of the underlying asset declines (in the case of a put option) or increases (in the case of call option). The writer of a call option can never profit by more than the premium paid by the buyer but can lose an unlimited amount.


D. Futures Contracts


The Portfolio Funds may use futures contracts for hedging and non-hedging purposes. Upon entering into a futures contract, the Portfolio Funds are required to deposit an amount ("initial margin") equal to a certain percentage of the contract value. Pursuant to the contract, the Portfolio Funds agree to receive from, or pay to, the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Portfolio Funds as unrealized gains or losses. When the contract is closed, the Portfolio Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time when it was closed. The use of futures transactions includes the risk of imperfect correlation in movements in the price of futures contracts, interest rates, underlying hedged assets, and the possible inability of the counterparties to meet the terms of their contracts.

                     Robeco-Sage Triton Master Fund, L.L.C.
                    Notes to Financial Statements (continued)

11. CONCENTRATION OF RISK (CONTINUED)

E. Leverage Transactions


In order to obtain more investable cash, the Portfolio Funds may use various forms of leverage including purchasing securities on margin. Such leverage may allow the Portfolio Funds to increase partners' capital at a greater rate during favorable markets, but also may lead to a more rapid decrease in partners' capital in unfavorable markets. A margin transaction consists of purchasing an investment with money loaned by a broker and agreeing to repay the broker at a later date. Interest expense on the outstanding margin balance is based on market rates at the time of the borrowing.

F. Forward Foreign Currency Contracts


The Portfolio Funds may enter into forward foreign currency contracts. Forward contracts are over-the-counter contracts for delayed delivery of currency in which the buyer agrees to buy and the seller agrees to deliver a specified currency at a specified price on a specified date. Because the terms of forward contracts are not standardized, they are not traded on organized exchanges and generally can be terminated or closed-out only by agreement of both parties to the contract. All commitments are marked to market on each valuation date at the applicable foreign exchange rate and any resulting unrealized gain or loss is recorded on such date. The Portfolio Fund realizes gains and losses at the time forward contracts are extinguished or closed upon entering into an offsetting contract.


G. Repurchase Agreements


Repurchase agreements are agreements under which a Portfolio Fund or the Master Fund purchases securities from a bank that is a member of the Federal Reserve System, a foreign bank or a securities dealer that agrees to repurchase the securities from the Portfolio Fund at a higher price on a designated future date. If the seller under a repurchase agreement becomes insolvent, the Portfolio Fund's right to dispose of the securities may be restricted, or the value of the securities may decline before the Portfolio Fund is able to dispose of them.


H. Reverse Repurchase Agreements


Reverse repurchase agreements are a form of borrowing that involves a sale of a security by a Portfolio Fund to a bank or securities dealer and the Portfolio Fund's simultaneous agreement to repurchase that security for a fixed price (reflecting a market rate of interest) on a specific date. These transactions involve a risk that the other party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Portfolio Fund. Reverse repurchase transactions are a form of leverage and may increase the volatility of a Portfolio Fund's investment portfolio.

                     Robeco-Sage Triton Master Fund, L.L.C.
                    Notes to Financial Statements (continued)

11. CONCENTRATION OF RISK (CONTINUED)

I. Lending Portfolio Securities


Portfolio Funds may lend securities held in their portfolios to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The lending Portfolio Fund continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities which afford it an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral. Loans of portfolio securities by a Sub-Manager may not exceed 33-1/3% of the value of a Portfolio Account's total assets, and, in respect of such transactions, the Portfolio Fund will receive collateral consisting of cash, U.S. Government Securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. A Portfolio Fund might experience loss if the institution with which the Portfolio Fund has engaged in a portfolio loan transaction breaches its agreement with the Portfolio Fund.

J. When-Issued and Forward Commitment Securities

Portfolio Managers may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis in order to hedge against anticipated changes in interest rates and prices. These transactions involve a commitment by a Portfolio Fund to purchase or sell securities at a future date (ordinarily one or two months later). The price of the underlying securities, which is generally expressed in terms of yield, is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date. No income accrues on securities that have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery to the Portfolio Fund. When-issued securities and forward commitments may be sold prior to the settlement date. If a Portfolio Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss. There is a risk that securities purchased on a when-issued basis may not be delivered and that the purchaser of securities sold by a Portfolio Fund on a forward basis will not honor its purchase obligation. In such cases, a Portfolio Fund may incur a loss.

K. Restricted and Illiquid Investments

Portfolio Funds may invest in restricted securities and other investments which are illiquid. Restricted securities are securities that may not be sold to the public without an effective registration statement under the 1933 Act or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. The Master Fund's interests in unregistered Portfolio Funds are themselves illiquid and subject to substantial restrictions on transfer. The Master Fund may liquidate an interest and withdraw from an unregistered Portfolio Fund pursuant to limited withdrawal rights. The illiquidity of these interests may adversely affect the Master Fund if it is unable to withdraw its investment in a Portfolio Fund promptly after it determines to do so.

                     Robeco-Sage Triton Master Fund, L.L.C.
                    Notes to Financial Statements (continued)


11. CONCENTRATION OF RISK (CONCLUDED)


L. Liquidity



The Portfolio Funds generally provide for periodic redemptions, with lock-up provisions ranging from 3 months to 3 years from initial or subsequent investments. Certain Portfolio Funds provide for early redemptions, subject to approval, and may charge redemption penalties of 2.0% to 5.0% of net assets. Additionally, certain Portfolio Funds may amend their liquidity provisions and impose additional lock-up restrictions or otherwise restrict the ability of investors to redeem their interests in the fund. The liquidity provisions shown on the Schedule of Investments apply after the lock-up provisions.



Investors in a Portfolio Fund approved a one-year lock-up of investor assets, with quarterly liquidity thereafter. This Portfolio Fund represents 0.34% of Members' Capital as of March 31, 2009.



M. Credit Risk



The Master Fund will be exposed to credit risk of Portfolio Funds with whom they trade and will always bear the risk of settlement default.



N. Interest Rate Risk



A number of the underlying funds that the Master Fund invests in may be interest rate sensitive, which means that their value and, consequently, the Net Asset Value of the Master Fund, may fluctuate as interest rates fluctuate.


12. INVESTMENT TRANSACTIONS


For the period ended March 31, 2009, the Master Fund had purchases of investments of $19,071,699 and sales of investments of $27,157,203.


13. INVESTMENTS

As of March 31, 2009, the Master Fund had investments in forty-one Portfolio Funds, none of which were related parties.



The Master Fund will limit its investment position in any one Portfolio Fund to less than 5% of the Portfolio Fund's outstanding voting securities, absent an order of the Securities and Exchange Commission (the "SEC") (or assurances from the SEC staff) under which the Master Fund's contribution and withdrawal of capital from a Portfolio Fund in which it holds 5% or more of the outstanding interests will not be subject to various 1940 Act prohibitions on affiliated transactions. The Master Fund also is not required to adhere to this 5% investment limitation to the extent that it relies on certain SEC rules that provide exemptions from 1940 Act prohibitions on affiliated transactions. However, to facilitate investments in smaller Portfolio Funds deemed attractive by the Adviser, the Master Fund may purchase

                     Robeco-Sage Triton Master Fund, L.L.C.
                    Notes to Financial Statements (continued)

13. INVESTMENTS (CONTINUED)

non-voting securities of, or waive its right to vote its interests in, Portfolio Funds. Although the Master Fund may hold non-voting interests, the 1940 Act and the rules and regulations thereunder may nevertheless require the Master Fund to limit its position in any one Portfolio Fund, if investments in a Portfolio Fund by the Master Fund will equal or exceed 25% of the Portfolio Fund's assets or such lower percentage limit as may be determined by the Fund in consultation with its counsel. These restrictions could change from time to time as applicable laws, rules or interpretations thereof are modified.

Portfolio Funds' Investment Strategies:

CREDIT
Credit strategies involve various trading techniques used to capture price inefficiencies within or across a company's capital structure. Intra-capital structure arbitrage seeks to profit by identifying mispricings within a single company's capital structure. Purchasing senior bonds and selling junior bonds is an example of an intra-capital structure arbitrage trade. Inter-capital structure arbitrage is also included in this sub-strategy. These trades, similar to equity pair trades, involve the buying and selling of different fixed income securities across two different companies.

DISTRESSED

These Portfolio Funds invest in, and occasionally sell short, the securities of companies where the security's price has been affected (or is expected to be affected) by a distressed financial situation. These situations may involve reorganizations, bankruptcies, distressed sales and other corporate restructurings. Depending on the Portfolio Manager's style, investments may be made in bank debt, corporate debt, trade claims, common stock, preferred stock, warrants or post-distressed equities. Leverage may be used by certain Portfolio Managers, but it is not typical in this strategy.


EVENT-DRIVEN

Event-Driven strategies involve investing in companies experiencing significant corporate changes. Mispricings arise from events such as spin-offs, restructurings, stub trades, or other corporate changes that the broad market does not fully comprehend and appropriately value. This strategy also includes activist managers who take controlling stakes in companies and force the "event" internally.

FIXED INCOME RELATIVE VALUE

Fixed Income Relative Value managers seek to profit by identifying mis-pricings between different but related fixed income instruments. The mis-pricings may be between two fixed income securities within two different companies, or two fixed income securities within a single company's capital structure. These managers can implement either a quantitative or fundamental research process to uncover these opportunities. Through the use of leverage, these Portfolio Funds can profit even from small mis-pricings.

                     Robeco-Sage Triton Master Fund, L.L.C.
                    Notes to Financial Statements (continued)

13. INVESTMENTS (CONCLUDED)


Portfolio Funds' Investment Strategies (concluded):

FUNDAMENTAL MARKET NEUTRAL

Fundamental Market Neutral funds buy or sell securities which are mis-priced relative to related securities, groups of securities or the overall market. Fundamental analysis is performed to uncover the relative value between these companies or other securities. Positions are often hedged to isolate this discrepancy in value and minimize market risk.

LONG/SHORT EQUITY

In Long/Short Equity funds, Portfolio Managers construct portfolios consisting of long and short equity positions. The Portfolio Managers' stock picking abilities, on both the long and the short side, is key to the success of these Portfolio Funds. The short positions may be opportunistic or instituted solely for hedging purposes. Individual stock options may be used in place of a short equity position, and equity index options may be used as a portfolio hedge. This classification is very broad. Portfolio Funds in this category include those that may or may not have a sector, style or capitalization bias. Portfolio Managers of these Portfolio Funds opportunistically vary the gross long and short exposures, as well as the resultant net long or short exposures, resulting in more defined market exposure than that found in equity market neutral strategies. Trading and concentrated positions in certain stocks or industries often become important elements in these strategies. There is typically some degree of directional trading involved in the strategy that drives the long and short exposures, derived from either top-down themes or bottom-up stock selection criteria.

MACRO

Macro managers will invest globally across all markets without constraints. Top-down macro analysis uncovers pricing anomalies across global markets, due to factors such as GDP growth, strengthening currencies, and interest rates. These managers invest in equity, fixed income, currency, and commodity asset classes across both the derivative and cash markets.

MULTI-STRATEGY RELATIVE VALUE

In Multi-Strategy Relative Value funds, the Portfolio Manager allocates capital to more than one strategy. The most common elements are convertible arbitrage, merger arbitrage, equity pairs trading, fixed-income arbitrage, and distressed investing. Some maintain a relatively fixed allocation to the various strategies, but others allow one or two strategies to opportunistically dominate the portfolio. The combinations are designed to decrease the volatility associated with reliance on a single arbitrage strategy that may perform poorly in some market environments.

STRUCTURED CREDIT

Portfolio Managers typically originate loans directly to a company. These loans are typically senior within the capital structure and are collateralized by the company's assets. The Portfolio Manager is usually the "lender of last resort" and will lend at terms that are beneficial to the Portfolio Fund.

                     Robeco-Sage Triton Master Fund, L.L.C.
                    Notes to Financial Statements (concluded)

14. TENDER OFFER


On March 30, 2009, the Master Fund offered to purchase up to $22,000,000 of Units tendered by Members of the Master Fund at a price equal to the net asset value as of June 30, 2009. In May 2009, the Master Fund accepted tender offer requests of approximately $9,100,000. The final tender amount will be based upon the June 30, 2009 net asset value.

15. RECENT ACCOUNTING PRONOUNCEMENTS

In October 2008, the FASB issued Staff Position 157-3, DETERMINING THE FAIR VALUE OF A FINANCIAL ASSET IN A MARKET THAT IS NOT ACTIVE ("FSP 157-3"), which clarifies the application of SFAS 157 in an inactive market and provides an illustrative example to demonstrate how the fair value of a financial asset is determined when the market for that financial asset is not active. The guidance provided by FSP 157-3 did not have an impact on the Master Fund's approach to valuing financial assets.

In April 2009, FASB Staff Position No. 157-4 -- DETERMINING FAIR VALUE WHEN THE VOLUME AND LEVEL OF ACTIVITY FOR THE ASSET OR LIABILITY HAVE SIGNIFICANTLY DECREASED AND IDENTIFYING TRANSACTIONS THAT ARE NOT ORDERLY ("FSP 157-4") was issued. FSP 157-4 clarifies the process for measuring the fair value of financial instruments when the markets become inactive and quoted prices may reflect distressed transactions. FSP 157-4 provides a non-exclusive list of factors a reporting entity should consider when determining whether there has been a significant decrease in the volume and level of activity for an asset or liability when compared with normal market activity. Under FSP 157-4, if a reporting entity concludes there has been a significant decrease in volume and level of activity for the asset or liability (or similar assets or liabilities), transactions or quoted prices may not be determinative of fair value. Further analysis of the transactions or quoted prices is needed, and a significant adjustment to the transactions or quoted prices may be necessary to estimate fair value in accordance with FASB Statement No. 157 -- FAIR VALUE MEASUREMENT. FSP 157-4 is effective for interim and annual reporting periods ending after June 15, 2009, and shall be applied prospectively. At this time, management is evaluating the impact of FSP 157-4 on the Master Fund's financial statements.

16. SUBSEQUENT EVENT


Subsequent to year-end through May 28, 2009, the Master Fund received $2,200,000 of subscriptions.

                     ADVISORY AGREEMENT APPROVAL (UNAUDITED)


At a meeting of the Board of Managers (the "Board") of Robeco-Sage Triton Master Fund, L.L.C., a Delaware limited liability company (the "Fund"), held on September 8, 2008, a majority of the managers (the "Managers"), including a majority of the Managers who are not "interested persons," as defined by the Investment Company Act of 1940 Act, as amended (the "1940 Act"), of the Fund (the "Independent Managers"), approved the initial two-year term of the investment advisory agreement between the Fund and Robeco Investment Management, Inc., a Delaware corporation (the "Adviser") (the "Advisory Agreement"). The Fund is a master fund in a master/feeder structure in which its feeder funds (each, a "Feeder" and collectively with the Fund, the "Funds") invest substantially all of their assets. On October 1, 2008, Robeco-Sage Triton Fund, L.L.C. (the "Predecessor Fund"), a registered fund managed by the Adviser, transferred to the Fund its assets for the purpose of restructuring the Predecessor Fund into a master/feeder structure (the "Restructuring"). The Fund has the same investment objective and substantially the same policies as those of the Predecessor Fund.


In considering whether to approve the Advisory Agreement, the Board reviewed various materials from counsel and from the Adviser which included: (i) information concerning the services to be rendered to the Funds by the Adviser (and the services rendered to the Predecessor Fund prior to the Restructuring) and the fees to be paid by the Funds to the Adviser; (ii) information concerning the individuals who would be responsible for the day to day management of the Fund's assets; and (iii) a summary of the legal duties of the Board under the 1940 Act. In particular, the Board considered the following:

(a) THE NATURE, EXTENT AND QUALITY OF SERVICES TO BE PROVIDED BY THE ADVISER. The Managers reviewed the proposed services that the Adviser would provide to the Fund and reviewed various presentations from management in this regard. In connection with the investment advisory services that would be provided to the Fund, the Board discussed, in detail, with representatives of the Adviser the proposed management of the Fund's investments in accordance with the Fund's stated investment objective and policies and the types of proposed transactions to be entered into on behalf of the Fund. Because the Adviser managed the Predecessor Fund prior to the Restructuring, the Managers considered, in particular, the services the Adviser provided to the Predecessor Fund. The Board observed that the nature and scope of services to be provided under the Advisory Agreement are substantially identical to those that were provided to the
Predecessor  Fund  prior  to  the  Restructuring.  Based  on its  review  of the information provided at the meeting, and the discussions with the representatives of the Adviser and counsel to the Fund at the meeting, the Board concluded that it was reasonable to expect that the Fund would receive the services required from the Adviser under the Advisory Agreement and that these services should be of high quality.

(b) INVESTMENT PERFORMANCE OF THE FUND AND THE ADVISER. In connection with the evaluation of the services to be provided by the Adviser, the Managers generally reviewed the performance of the Adviser with respect to other investment vehicles managed by it. Because the Fund was newly formed, the Managers did not consider the investment performance of the Fund. But, the Managers took into account the experience, resources and strengths of the Adviser in managing investment companies that invest primarily in Portfolio Funds, including the
Adviser's experience in advising the Predecessor Fund and a number of unregistered funds that have investment objectives and strategies similar to those of the Fund. The Managers considered the amount of assets under the management of the Adviser, as well as the experience of the individuals comprising the Adviser's Investment Committee.

Because the Adviser managed the Predecessor Fund prior to the Restructuring, the Managers also considered the investment performance of the Predecessor Fund, and found its overall returns to be generally satisfactory, particularly in light of its relatively low volatility and the general market conditions.

               ADVISORY AGREEMENT APPROVAL (UNAUDITED)(CONCLUDED)


(c) COST OF THE SERVICES TO BE PROVIDED AND PROFITS TO BE REALIZED BY THE ADVISER FROM THE RELATIONSHIP WITH THE FUNDS. The Managers also considered the cost of the services to be provided by the Adviser. Under the Advisory Agreement, the Fund will pay the Adviser a fee at the annual rate of 0.75% of the Fund's average net assets. The Board considered that the Fund will also bear the advisory fees to be charged by the portfolio funds in which it invests. The Managers reviewed information comparing the proposed advisory fee rate and the estimated total expense ratio to those of other similar registered funds of hedge funds.

The Managers reviewed information comparing both the services to be rendered and the fees to be paid under the Advisory Agreement to other contracts of the Adviser and to other contracts of other advisers to similar closed-end registered investment companies. In particular, the Board evaluated the Fund's proposed contractual fee rate for advisory services as compared to the contractual fee rate of other closed-end funds that are managed by other investment advisers that invest primarily in unregistered funds. The Board found that the Fund's proposed advisory fee rate compared favorably to the fee rates paid by such other similar registered funds.

The Managers then considered the profits to be realized by the Adviser and its affiliates from their relationship with the Funds. Since the Fund was newly formed and the eventual aggregate amount of the Funds' assets was uncertain, the Adviser was not able to provide the Managers with specific information concerning the expected profits to be realized by the Adviser and its affiliates from their relationships with the Funds. The Managers noted the Adviser's expectation that the profitability level would not be excessive.

Because the Adviser managed the Predecessor Fund prior to the Restructuring, the Board also considered information furnished by the Adviser relating to the costs and profitability of the Adviser from its relationship with the Predecessor Fund (the "Profitability Analysis"). After reviewing the information contained in the Profitability Analysis, the Board noted that, given the overall performance of Predecessor Fund and the quality of services provided, the profitability of the Adviser with respect to the Predecessor Fund seemed reasonable. The Board determined that the Adviser's expected profitability with respect to the Fund also seemed reasonable, given: (i) the substantially identical nature of the proposed services to be provided to the Fund; and (ii) the similar costs of the services to be provided.

(d) THE EXTENT TO WHICH ECONOMIES OF SCALE WOULD BE REALIZED AS THE FUNDS GROW AND WHETHER FEE LEVELS WOULD REFLECT SUCH ECONOMIES OF SCALE. The Board was cognizant of the fact that economies of scale in costs of providing services may be realized when there is a significant increase in a fund's assets. Because the Fund was newly formed and the eventual aggregate amount of the Funds' assets was uncertain, the Adviser was not able to provide the Managers with specific information concerning the extent to which economies of scale would be realized as the Funds grow and whether fee levels would reflect such economies of scale, if any. The Managers determined that they would revisit the issue after the initial two-year term of the Advisory Agreement.

CONCLUSION. Based on all of the foregoing, and such other matters that were deemed relevant, the Board determined that the terms of the Advisory Agreement, including proposed fees and expenses, were fair and reasonable in light of the nature, extent and quality of services proposed to be provided by the Adviser. No single factor was determinative to the decision of the Board. Based on this determination, all of the Managers who were present in person at the September 8, 2008 meeting, including a majority of the Independent Managers, approved the Advisory Agreement for the initial two-year term.



-------------------------- ----------------- --------------------------------------- ------------------ ------------------------

NAME, AGE, AND POSITION    TERM OF OFFICE    PRINCIPAL OCCUPATION DURING PAST 5      NUMBER OF FUNDS    OTHER DIRECTORSHIPS
WITH THE FUND              AND LENGTH OF     YEARS                                   IN FUND COMPLEX    HELD BY MANAGERS
                           TIME SERVED                                               OVERSEEN BY
                                                                                     MANAGER
--------------------------------------------------------------------------------------------------------------------------------

                                                    DISINTERESTED MANAGERS
--------------------------------------------------------------------------------------------------------------------------------

Charles S. Crow, III, 59   Indefinite/Since  Mr. Crow has been a partner of the              6          Member of the Board of
                           September 2008    law firm of Crow & Associates since                        Directors of 1st
Manager                                      1981.                                                      Constitution Bank;
                                                                                                        Member of the Board of
                                                                                                        Trustees of Centurion
                                                                                                        Ministries, Inc.
-------------------------- ----------------- --------------------------------------- ------------------ ------------------------

Richard B. Gross, 61       Indefinite/Since  Mr. Gross is the co-founder,                    6          Member of the Board of
                           September 2008    Co-President and Chief Legal Officer                       Trustees of Randall's
Manager                                      of GoldenRich Films, LLC (2001 -                           Island Sports
                                             present).  From 1998 through 2001 he                       Foundation
                                             served as Managing Director and
                                             General Counsel of U.S. Trust
                                             Corporation.
-------------------------- ----------------- --------------------------------------- ------------------ ------------------------
David C. Reed, 58          Indefinite/Since  Mr. Reed is the Chief Executive                 6          Member of the Board of
                           September 2008    Officer, principal owner and                               Directors of 1st
Manager                                      co-founder of Mapleton Nurseries                           Constitution Bank
                                             (1998 - present) and is the
                                             Managing Director of Reed & Company
                                             (1995 - present).
--------------------------------------------------------------------------------------------------------------------------------

                                                       INTERESTED MANAGER*
--------------------------------------------------------------------------------------------------------------------------------

Timothy J. Stewart, 34     Indefinite/       Mr. Stewart is the Director of                  6                    N/A
                           Since September   Operations and a Managing Director of
Manager, President and     2008              the Robeco-Sage division of Robeco
Chief Executive Officer                      Investment Management, Inc. (2003 -
                                             present).(1)  From 2000 through 2003,
                                             Mr. Stewart was an Analyst at
                                             Robeco-Sage Capital Management,
                                             L.L.C.
-------------------------- ----------------- --------------------------------------- ------------------ ------------------------







-----------------------
*   Manager who is an "interested person" (as defined by the 1940 Act) of the Fund because of his affiliation with the Adviser and its affiliates.

1   Prior to January 1, 2007, Mr. Stewart served as the Director of Operations and a Managing Director of Robeco-
    Sage Capital Management, L.L.C.




--------------------------------------------------------------------------------------------------------------------------------

                                                 OFFICERS WHO ARE NOT MANAGERS
--------------------------------------------------------------------------------------------------------------------------------

Matthew J. Davis, 43       Indefinite/Since  Mr. Davis is Senior Managing Director          N/A                   N/A
                           September 2008    and Chief Financial Officer of the
Chief Financial Officer                      Adviser (July 1, 2008-present).  He
                                             is also the Chief Financial Officer
                                             of Robeco Securities (June
                                             2005-present).  From June 2005 to
                                             June 2008, Mr. Davis served as
                                             Managing Director and Controller of
                                             the Adviser.  From 2002 through 2005,
                                             he served as Controller of Lazard
                                             Freres and Co. LLC.
-------------------------- ----------------- --------------------------------------- ------------------ ------------------------

James Noone, 41            Indefinite/Since  Mr. Noone is a Senior Compliance               N/A                   N/A
                           September 2008    Manager at the Adviser (July 2008 -
Chief Compliance                             present). From 2005 to 2008, he
Officer                                      served as Senior Vice President and
                                             Associate Counsel for the Adviser.
                                             From 1998 to 2005, Mr. Noone served
                                             as in-house counsel to Deutsche Asset
                                             Management and certain of its
                                             predecessor entities.
-------------------------- ----------------- --------------------------------------- ------------------ ------------------------



ROBECO-SAGE TRITON MASTER FUND, L.L.C.


Financial Statements (unaudited)
For the six-month period ended September 30, 2009

                     Robeco-Sage Triton Master Fund, L.L.C.
                                Table of Contents



Financial Statements (unaudited):

Schedule of Investments.......................................................1
Statement of Assets and Liabilities...........................................4
Statement of Operations.......................................................5
Statement of Changes in Members' Capital......................................6
Statement of Cash Flows.......................................................7
Financial Highlights..........................................................8
Notes to Financial Statements.................................................9
















The Master Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the "Commission") for the first and third quarters of each fiscal year on Form N-Q. The Master Fund's Forms N-Q are available on the Commission's website at HTTP://WWW.SEC.GOV, and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC.
Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Master Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Master Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available
(i) without charge, upon request, by calling collect (212) 908-9660; and (ii) on the Commission's website at HTTP://WWW.SEC.GOV.

                     Robeco-Sage Triton Master Fund, L.L.C.
                       Schedule of Investments (unaudited)
                               September 30, 2009


INVESTMENT STRATEGY AS A PERCENTAGE
OF TOTAL INVESTMENTS

[GRAPHICS OMITTED]                   o Long/Short Equity - 33.1%

                                     o Event-Driven - 25.4%

                                     o Macro - 13.9%

                                     o Distressed - 10.0%

                                     o Fundamental Market Neutral - 8.3%

                                     o Multi-Strategy Relative Value - 4.9%

                                     o Structured Credit - 4.1%

                                     o Fixed Income Relative Value - 0.2%

                                     o Credit - 0.1%


                                                                                  %* OF
                                                                                 MEMBERS'
PORTFOLIO FUND                                        COST           VALUE       CAPITAL     LIQUIDITY**
------------------------------------------------------------------------------------------------------------------
LONG/SHORT EQUITY:
Avesta Fund, Ltd.                                  $ 3,300,000     $ 3,545,868     3.37%      Monthly
Cobalt Offshore Fund                                 4,000,000       4,357,003     4.13%     Quarterly
Criterion Capital Partners, Ltd.                     2,303,714       2,834,149     2.69%      Monthly
Henderson Asia Pacific Absolute Return Fund, Ltd.    1,900,000       1,947,208     1.85%      Monthly
Highline Capital International, Ltd.                 3,700,969       4,063,914     3.85%     Quarterly
Ivory Offshore Flagship Fund, Ltd.                   3,069,988       3,775,614     3.58%     Quarterly
North Run Offshore Partners, Ltd.                    1,566,732       1,749,261     1.66%     Quarterly
Pennant Windward Offshore Fund                       4,250,000       4,614,177     4.38%     Quarterly
PFM Diversified Offshore Fund, Ltd.                  4,400,000       4,826,021     4.58%     Quarterly
Tiedemann Falconer Partners, Ltd.                    2,000,000       1,908,411     1.81%     Quarterly
                                                  ----------------------------------------
                TOTAL LONG/SHORT EQUITY            30,491,403       33,621,626    31.90%
                                                  ----------------------------------------

                     Robeco-Sage Triton Master Fund, L.L.C.
                 Schedule of Investments (unaudited)(continued)
                               September 30, 2009


                                                                                                          %* OF
                                                                                                          MEMBERS'
PORTFOLIO FUND                                                          COST              VALUE            CAPITAL     LIQUIDITY**
------------------------------------------------------------------------------------------------------------------------------------
EVENT DRIVEN:
Altima Global Special Situations Fund, Ltd.                      $      1,870,826   $    2,121,667          2.01%     Quarterly
Elliott International, Ltd.                                             3,500,000        5,282,862          5.01%     Quarterly
Eton Park Overseas Fund, Ltd.                                           3,456,096        4,356,848          4.12%     Annually
Fir Tree International Value Fund II, Ltd.                              2,242,835        2,527,827          2.40%     Quarterly
Magnetar Capital Fund, Ltd.                                             1,765,925        1,512,677          1.44%    Quarterly***
Montrica Global Opportunities Fund                                      1,879,465        1,617,331          1.53%     Annually
Octavian Global Fund, Ltd.                                                834,467          516,738          0.49%          ++
Owl Creek Overseas Fund, Ltd.                                           2,100,000        2,256,238          2.14%     Quarterly
Perry Partners International, Inc.                                      2,412,115        2,453,392          2.33%     Annually
Taconic Opportunity Offshore Fund, Ltd.                                 3,169,833        3,179,792          3.02%     Quarterly
                                                                 --------------------------------------------------
         TOTAL EVENT DRIVEN                                            23,231,562       25,825,372         24.49%
                                                                 --------------------------------------------------
MACRO:
Brevan Howard Emerging Markets Strategies Fund Limited                  1,827,961        2,108,568          2.00%     Monthly
Brevan Howard Fund Limited                                              2,000,000        2,564,647          2.43%     Monthly
Moore Global Investments Fund, Ltd.                                     2,000,000        2,346,274          2.23%     Annually
QFS Global Macro Hedge Fund, Ltd.                                       1,637,772        1,859,018          1.76%     Monthly
WCG Offshore Fund, Ltd.                                                 2,500,000        2,578,033          2.44%     Quarterly
Wexford Offshore Spectrum Fund                                             88,996           92,859          0.09%          ++
Woodbine Capital Fund, Ltd.                                             2,250,000        2,546,770          2.42%     Quarterly
                                                                 --------------------------------------------------
         TOTAL MACRO                                                   12,304,729       14,096,169         13.37%
                                                                 --------------------------------------------------
DISTRESSED:
Anchorage Capital Partners Offshore, Ltd.                               3,000,000        3,721,426          3.53%     Annually
Greywolf Capital Overseas Fund                                             66,602           68,728          0.07%          ++
Matlin Patterson Distressed Opportunities Fund, Ltd.                    1,079,323        1,326,530          1.26%    Semi-Annually
Redwood Offshore Fund, Ltd.                                             2,660,000        3,490,393          3.31%     Bi-Annually
York Credit Opportunities Unit Trust                                    1,500,000        1,549,748          1.47%     Annually
                                                                 --------------------------------------------------
         TOTAL DISTRESSED                                               8,305,925       10,156,825          9.64%
                                                                 --------------------------------------------------
FUNDAMENTAL MARKET NEUTRAL:
Level Global, Ltd.                                                      3,550,000        3,527,126          3.35%     Quarterly
O'Connor Global Fundamental Market Neutral Long/Short Limited           3,571,711        4,878,322          4.63%     Monthly
                                                                 --------------------------------------------------
         TOTAL FUNDAMENTAL MARKET NEUTRAL                               7,121,711        8,405,448          7.98%
                                                                 --------------------------------------------------
MULTI-STRATEGY RELATIVE VALUE:
Bennelong Asia Pacific Multi-Strategy Equity Fund                       2,600,000        2,129,392          2.02%     Monthly
Citadel Kensington Global Strategies Fund, Ltd.                         2,529,864        2,579,744          2.45%   Bi-Annually***
Sandleman Partners Multi-Strategy Fund, Ltd.                              588,285          291,102          0.27%          +
                                                                 --------------------------------------------------
         TOTAL MULTI-STRATEGY RELATIVE VALUE                           5,718,149         5,000,238          4.74%
                                                                 --------------------------------------------------



                                          Robeco-Sage Triton Master Fund, L.L.C.
                                       Schedule of Investments (unaudited)(concluded)
                                                   September 30, 2009


                                                                                                          MEMBERS'
PORTFOLIO FUND                                                          COST              VALUE            CAPITAL     LIQUIDITY**
------------------------------------------------------------------------------------------------------------------------------------
STRUCTURED CREDIT:
Cerberus International, Ltd.                                     $     3,831,499   $  3,045,446             2.89%    Quarterly***
D.B. Zwirn Special Opportunities Fund, Ltd.                              215,112         84,201             0.08%          ++
Dune Capital International, Ltd.                                         293,085        190,983             0.18%          +
Petra Offshore Fund L.P.(1)                                            1,950,000          -                 0.00%    Quarterly***
Sorin Offshore Fund, Ltd.                                              1,234,661        790,603             0.75%          +
                                                                --------------------------------------------------
         TOTAL STRUCTURED CREDIT                                       7,524,357      4,111,233             3.90%
                                                                --------------------------------------------------
FIXED INCOME RELATIVE VALUE:
The Drake Absolute Return Fund, Ltd.                                     314,044        197,897             0.19%          +
                                                                --------------------------------------------------
CREDIT:
Latigo Offshore Ltd.                                                     121,152        117,083             0.11%          +
                                                                --------------------------------------------------
         TOTAL PORTFOLIO FUNDS                                        95,133,032    101,531,891            96.32%
                                                                --------------------------------------------------
CASH & CASH EQUIVALENTS:
SEI Daily Income Trust Treasury Fund, Class A, 0.04%(2)                4,584,684      4,584,684             4.35%        Daily
Western Asset/Citi Institutional U.S.
     Treasury Reserves, Cl A, 0.00%(2)                                 2,905,458      2,905,458             2.75%        Daily
                                                                --------------------------------------------------
         TOTAL CASH & CASH EQUIVALENTS                                 7,490,142      7,490,142             7.10%
                                                                -------------------------------------------------------
         TOTAL INVESTMENTS                                       $   102,623,174   $109,022,033           103.42%
                                                                =======================================================


  * Percentages are based on Members' Capital at end of period of $105,414,919. ** Liquidity terms shown apply after lock-up provisions. See Note 11.L for a description of lock-up provisions.
***  Portfolio Fund restricted redemptions on September 30, 2009.
  + Portfolio Fund is in the process of an orderly wind-down with the return of capital to investors.
 ++ The Master Fund's remaining investment in the Portfolio Fund is a side pocket, which is in the process of liquidating. See Note 11.O for additional information on side pockets.
(1) Valuation reflects a fair valuation methodology recommended by the Adviser and approved by the Valuation Committee of the Board of Managers of the Master Fund.
(2) The rate shown is the 7-day effective yield as of September 30, 2009. At September 30, 2009, the aggregate cost of investments for tax purposes was $102,623,174. Net unrealized appreciation on investments for tax purposes was $6,398,859 consisting of $11,647,564 of gross unrealized appreciation and ($5,248,705) of gross unrealized depreciation.

     The investments in Portfolio Funds shown above, representing 96.32% of Members' Capital, have been fair valued as described in Note 2.B.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                     Robeco-Sage Triton Master Fund, L.L.C.
                 Statement of Assets and Liabilities (unaudited)
                               September 30, 2009

ASSETS
Investments in Portfolio Funds, at fair value (cost $95,133,032)                $      101,531,891
Cash and cash equivalents                                                                7,490,142
Receivable from Portfolio Funds                                                          2,788,824
Fund investments made in advance                                                         1,250,000
                                                                                -------------------
        Total assets                                                                   113,060,857
                                                                                -------------------
LIABILITIES
Redemptions payable                                                                      7,200,000
Management fee payable                                                                     197,257
Administration fee payable                                                                 115,481
Professional fees payable                                                                   64,214
Line of Credit fee payable                                                                  56,797
Board of Managers' fees payable                                                              1,500
Other accrued expenses                                                                      10,689
                                                                                -------------------
        Total liabilities                                                                7,645,938
                                                                                -------------------

        NET ASSETS                                                              $      105,414,919
                                                                                ===================

MEMBERS' CAPITAL
Net capital                                                                     $      106,250,339
Accumulated net investment loss                                                         (1,544,053)
Accumulated net realized loss on Portfolio Funds                                        (4,724,585)
Net unrealized appreciation/(depreciation) on investments in Portfolio Funds             5,433,218
    Members' Capital                                                            -------------------
                                                                                $      105,414,919
                                                                                ===================

        NET ASSET VALUE PER UNIT (BASED ON 106,062 UNITS OUTSTANDING)           $           993.90
                                                                                ===================










    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                     Robeco-Sage Triton Master Fund, L.L.C.
                       Statement of Operations (unaudited)
                For the six-month period ended September 30, 2009



INVESTMENT INCOME
   Interest                                                           $         8,010
                                                                      ------------------
         Total investment income                                                8,010
                                                                      ------------------
EXPENSES
   Management fee                                                             397,098
   Professional fees                                                          198,988
   Administration fee                                                          58,778
   Line of Credit fee                                                          56,797
   Redemption fees                                                             17,189
   Offering costs                                                              14,399
   Custody fee                                                                  5,295
   Board of Managers' fees                                                      3,000
   Other expenses                                                              26,107
                                                                      ------------------
         Total expenses                                                       777,651
                                                                      ------------------
Net Investment Loss                                                          (769,641)
                                                                      ------------------

REALIZED AND UNREALIZED GAINS ON INVESTMENTS IN PORTFOLIO FUNDS
   Net Realized Loss on Investments in Portfolio Funds                         31,125)
   Net Change in Unrealized Appreciation/(Depreciation) on
        Investments in Portfolio Funds                                      9,876,387
                                                                      ------------------
  Net Realized and Unrealized Gains                                         9,845,262
                                                                      ------------------
  Net Increase in Members' Capital derived from Investment Activities $    9,075,621
                                                                      ==================

















    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                     Robeco-Sage Triton Master Fund, L.L.C.
                    Statement of Changes in Members' Capital


                                                                                             For the period
                                                                 For the six-month           October 1, 2008
                                                                    period ended            (commencement of
                                                                 September 30, 2009        operations) through
                                                                    (unaudited)               March 31, 2009
                                                              -----------------------  -------------------------
FROM INVESTMENT ACTIVITIES
  Net investment loss*                                            $        (769,641)     $        (774,412)
                                                              -----------------------  ---------------------
  Net realized gain/(loss) on investments
       in Portfolio Funds                                                  (31,125)             (4,693,460)
  Net change in unrealized appreciation/(depreciation)
       on investments in Portfolio Funds                                 9,876,387              (4,443,169)
                                                              -----------------------  ---------------------
  Net realized and unrealized gains/(losses)                             9,845,262              (9,136,629)
                                                              -----------------------  ---------------------
    Net increase/(decrease) in Members' Capital
     derived from investment activities                                  9,075,621              (9,911,041)
                                                              -----------------------  ---------------------

MEMBERS' CAPITAL TRANSACTIONS
  Transfer from Robeco-Sage Triton Fund, L.L.C.                              -                 103,198,454
  Sales of Units                                                        13,282,770              17,769,115
  Redemptions of Units                                                 (16,300,000)            (11,700,000)
                                                              -----------------------  ---------------------
                                                                        (3,017,230)            109,267,569
                                                              -----------------------  ---------------------

Net Increase in Members' Capital                                         6,058,391              99,356,528
Members' Capital at Beginning of Period                                 99,356,528                  -
                                                              -----------------------  ---------------------
Members' Capital at End of Period                                 $    105,414,919       $      99,356,528
                                                              =======================  =====================

Accumulated Net Investment Loss                                   $     (1,544,053)      $        (774,412)
                                                              =======================  ======================




                     * Investment income less net expenses.








    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                     Robeco-Sage Triton Master Fund, L.L.C.
                       Statement of Cash Flows (unaudited)
                For the six-month period ended September 30, 2009

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in Members' Capital derived from investment activities        $     9,075,621
Adjustments to reconcile net increase in Members' Capital derived from investment activities to cash provided by operating activities:
          Purchases of Portfolio Funds                                         (20,638,996)
          Sales of Portfolio Funds                                              14,928,688
          Net change in unrealized appreciation/(depreciation) on
            investments in Portfolio Funds                                      (9,876,387)
          Net realized loss on investments in Portfolio Funds                       31,125
          Decrease in receivable from Portfolio Funds                            8,843,453
          Decrease in fund investments made in advance                           2,500,000
          Decrease in receivable from Robeco-Sage Triton Fund, L.L.C               122,817
          Decrease in other assets                                                  14,399
          Increase in administration fee payable                                    58,777
          Increase in line of credit fee payable                                    56,797
          Decrease in management fee payable                                        (9,492)
          Increase in professional fees payable                                      3,985
          Decrease in other accrued expenses                                        (8,646)
                                                                              -------------
Net cash provided by operating activities                                        5,102,141

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from sales of Units                                                    13,082,770
Redemptions of Units                                                           (20,800,000)
                                                                              -------------
Net cash used in financing activities                                           (7,717,230)
                                                                              -------------

Net decrease in cash and cash equivalents                                       (2,615,089)
Cash and cash equivalents, beginning of period                                  10,105,231
                                                                              -------------
Cash and cash equivalents, end of period                                   $     7,490,142
                                                                              =============


SUPPLEMENTAL SCHEDULE OF NON-CASH FINANCING ACTIVITIES:
Redemptions of Units                                                       $    (7,200,000)






    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                     Robeco-Sage Triton Master Fund, L.L.C.
                              Financial Highlights

                                                                                  For the period
                                                        For the six-month         October 1, 2008
                                                          period ended          (commencement of
                                                      September 30, 2009        operations) through
                                                          (unaudited)             March 31, 2009
                                                  -------------------------   -------------------------
PER UNIT OPERATING PERFORMANCE
Beginning net asset value                           $          912.59            $         1,000.00
                                                  -------------------------   -------------------------
Income/(loss) from operations*:
  Net investment loss                                           (6.89)                        (6.58)
  Net realized and unrealized appreciation/
  (depreciation) from Portfolio Funds                           88.20                        (80.83)
                                                  -------------------------   -------------------------
Net change in net assets
  resulting from operations                                     81.31                        (87.41)
  Ending net asset value                          -------------------------   -------------------------
                                                    $          993.90           $            912.59
                                                  =========================   =========================

Total Return                                                    8.91(1)                       (8.74)%(1)

Net assets, end of period (000's)                  $        105,415            $         99,357

RATIOS TO AVERAGE NET ASSETS
Expenses(2)                                                     1.44%(3)                       1.46%(3)

Net investment loss                                            (1.43)%(3)                     (1.44)%(3)

Portfolio turnover rate                                        15.48%(4)                      20.35%(4)


   * Per share calculations were performed using average shares for the period.
   (1)  Total return is for the period indicated and has not been annualized.
   (2)  Expenses of Portfolio Funds are not included in the expense ratio.
   (3)  Annualized.
   (4)  Not annualized.

        Note: The expense ratios, the net investment loss ratio, and the total return percentages are calculated for the Members taken as a whole. The computation of such ratios and return based on the amount of expenses charged to any specific Member may vary from the overall ratios presented in the financial statements as a result of the timing of capital transactions.


     THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                     Robeco-Sage Triton Master Fund, L.L.C.
                    Notes to Financial Statements (unaudited)
                               September 30, 2009
1.  ORGANIZATION

Robeco-Sage Triton Master Fund, L.L.C. (the "Master Fund") is a recently formed Delaware limited liability company that is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, closed-end, management investment company. The fund is a master fund in a master/feeder structure into which its investors, Robeco-Sage Triton Fund, L.L.C. and Robeco-Sage Triton Institutional Fund, L.L.C. (the "Feeder Funds" or "Members") invests substantially all of their assets. On October 1, 2008, Robeco-Sage Triton Fund, L.L.C. transferred to the Master Fund $103,198,454 in investments in Portfolio Funds and $10,268,186 of cash.

The Master Fund's investment objective is to achieve long-term capital appreciation while attempting to reduce risk and volatility. The Master Fund accomplishes its investment objective by investing its assets primarily in private investment funds, joint ventures, investment companies, and other similar investment vehicles ("Portfolio Funds") that are managed by a select group of portfolio managers ("Portfolio Managers") that invest in a variety of financial markets and utilize a broad range of alternative investment strategies. At September 30, 2009, Robeco-Sage Triton Fund, L.L.C. and Robeco-Sage Triton Institutional Fund, L.L.C hold 81.25% and 18.75% ownership interests, respectively, in the Master Fund.

Investors who purchase Units and who are admitted to the Master Fund by its Board of Managers ("the Board") will become members of the Master Fund.

For accounting purposes, the Master Fund's fiscal year is the 12-month period ending on March 31. The 12-month period ending December 31 of each year is the taxable year of the Master Fund. The first tax year commenced on the initial closing date.

The Master Fund received its initial investment and commenced operations on October 1, 2008.

2.  SIGNIFICANT ACCOUNTING POLICIES

FINANCIAL ACCOUNTING STANDARDS BOARD ("FASB") LAUNCHES ACCOUNTING STANDARDS CODIFICATION -- The FASB has issued FASB ASC 105 (formerly Statement No. 168), The "FASB Accounting Standards Codification(TM)" and the Hierarchy of Generally Accepted Accounting Principles ("ASC 105"). ASC 105 established the FASB Accounting Standards Codification(TM) ("Codification" or "ASC") as the single source of authoritative U.S. generally accepted accounting principles ("GAAP") recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission ("SEC") under authority of federal securities laws are also sources of authoritative GAAP for SEC registrants. The Codification supersedes all existing non-SEC accounting and reporting standards. All other non-grandfathered, non-SEC accounting literature not included in the Codification will become non-authoritative.

                     Robeco-Sage Triton Master Fund, L.L.C.
              Notes to Financial Statements (unaudited) (continued)

2.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Following the Codification, the FASB will not issue new standards in the form of Statements, FASB Staff Positions or Emerging Issues Task Force Abstracts. Instead, it will issue Accounting Standards Updates, which will serve to update the Codification, provide background information about the guidance and provide the basis for conclusions on the changes to the Codification.

GAAP is not intended to be changed as a result of the FASB's Codification project, but it will change the way the guidance is organized and presented. As a result, these changes will have a significant impact on how companies reference GAAP in their financial statements and in their accounting policies for financial statements issued for interim and annual periods ending after September 15, 2009. The Master Fund has implemented the Codification as of September 30, 2009.

A.  Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America may require the Master Fund to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from these estimates.

B.  Portfolio Valuation and Investment Transactions

The net asset value of the Master Fund is determined as of the close of business at the end of each month in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Board. Investments in Portfolio Funds are presented in the accompanying financial statements at fair value, as determined by the Adviser under the general supervision of the Board.

Such fair value generally represents the Master Fund's pro-rata interest in the net assets of a Portfolio Fund as provided by the Portfolio Fund. The Adviser considers information provided by the Portfolio Fund regarding the methods they use to value underlying investments of the Portfolio Fund in determining fair value.

Considerable judgment is required to interpret the factors used to develop estimates of fair value. Accordingly, the estimates may not be indicative of the amounts the Master Fund or Portfolio Funds could realize in a current market exchange and the differences could be material to the financial statements. The use of different factors or estimation methodologies could have a significant effect on the estimated fair value.

The Master Fund's valuation procedures require the Adviser to consider all relevant information available at the time the Master Fund values its assets. The Adviser or, in certain cases, the Board, will consider such information, and may conclude in certain circumstances that the information provided by a Portfolio Manager does not represent the fair value of the Master Fund's interests in a Portfolio Fund. Although

                     Robeco-Sage Triton Master Fund, L.L.C.
              Notes to Financial Statements (unaudited) (continued)

2.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B.  Portfolio Valuation and Investment Transactions (continued)

redemptions of interests in Portfolio Funds are subject to advance notice requirements, Portfolio Funds typically will make available net asset value information to their investors which will represent the price at which, even in the absence of redemption activity, the Portfolio Fund would have effected a redemption if a redemption request had been timely made or if, in accordance with the terms of the Portfolio Fund's governing documents, it would be necessary to effect a mandatory redemption. In accordance with procedures adopted by the Board, in the absence of specific transaction activity in interests in a particular Portfolio Fund, the Master Fund could consider whether it is appropriate, in light of all relevant circumstances, to value such a position at the Portfolio Fund's net asset value as reported at the time of valuation, or whether to adjust such value to reflect a premium or discount to net asset value. Any such decision must be made in good faith, and subject to the review and supervision of the Board.

With respect to a particular Portfolio Fund, the Valuation Committee of the Board has approved a fair valuation methodology recommended by management because, among other things, the Portfolio Manager of the Portfolio Fund ceased reporting the Portfolio Fund's net asset value. The value of this Portfolio Fund shown in the Schedule of Investments reflects this valuation. Management continues to monitor the appropriateness of this fair valuation methodology, which may be adjusted or revised as the Valuation Committee determines is warranted.

Realized gains and losses from Portfolio Fund transactions are calculated on the identified cost basis. Investment transactions are recorded on the effective date of the subscription in or the redemption from the Portfolio Fund. Interest income is recorded on an accrual basis of interest earned on cash balances.

ASC 820 (formerly known as Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements), is effective for the Master Fund's financial statements issued after November 15, 2007. ASC 820 defines fair value, establishes a fair value hierarchy and specifies that a valuation technique used to measure fair value shall maximize the use of observable inputs and minimize the use of unobservable inputs. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy under ASC 820 are described below:


     o Level 1 - Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Master Fund has the ability to access at the measurement date;

     o Level 2 - Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

                     Robeco-Sage Triton Master Fund, L.L.C.
              Notes to Financial Statements (unaudited) (continued)

2.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B.  Portfolio Valuation and Investment Transactions (concluded)

     o Level 3 - Significant unobservable prices or inputs (including the Master Fund's own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date. All investments in Portfolio Funds are included in this level.

As required by ASC 820, investments are classified within the level of the lowest significant input considered in determining fair value. Investments are classified within Level 3 for those whose fair value measurement considers several inputs and may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

The inputs or methodology used for valuing investments are not necessarily an indication of the risks associated with investing in those investments.

The following table summarizes the valuation of the Master Fund's investments under ASC 820 fair value hierarchy levels as of September 30, 2009.


                                                             LEVEL 1        LEVEL 2           LEVEL 3           TOTAL
                                                 ---------------------------------------------------------------------------
Investments in Portfolio Funds                   $               -            $  -        $  101,531,891     $  101,531,891
Investments in Cash & Cash Equivalents                     7,490,142             -                -               7,490,142
                                                 ---------------------------------------------------------------------------
TOTAL                                            $         7,490,142          $  -        $  101,531,891     $  109,022,033
                                                 ===========================================================================



The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining fair value:

                                                         INVESTMENTS IN
                                                         PORTFOLIO FUNDS
                                                   ------------------------
BALANCE AS OF 3/31/09                               $           85,976,321
Realized gain/(loss)                                              (31,125)
Change in unrealized appreciation/(depreciation)                 9,876,387
Net purchase/(sales)                                             5,710,308
Net transfers in/and or out of Level 3                                   -
                                                   ------------------------
BALANCE AS OF 9/30/09                               $          101,531,891
                                                   ========================

                     Robeco-Sage Triton Master Fund, L.L.C.
              Notes to Financial Statements (unaudited) (continued)

2.  SIGNIFICANT ACCOUNTING POLICIES (CONCLUDED)

C.  Income Taxes

Counsel to the Master Fund has rendered an opinion that the Master Fund will be classified as a partnership and not as an association taxable as a corporation for Federal tax purposes. Counsel to the Master Fund also has rendered its opinion that, under a "facts and circumstances" test, the Master Fund will not be treated as a "publicly traded partnership" taxable as a corporation. Accordingly, the Master Fund should not be subject to Federal income tax, and each Member will be required to report on its own annual tax return such Member's distributive share of the Master Fund's taxable income or loss.

ASC 740 (formerly known as Financial Accounting Standards Board ("FASB") Interpretation No. 48, "Accounting for Uncertainty in Income Taxes") provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. Adoption of ASC 740 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Accordingly, the Master Fund adopted the provisions of ASC 740 upon commencement of operations. Based on its analysis, management has determined that the adoption of ASC 740 did not have a material impact to the Master Fund's financial statements upon adoption. However, management's conclusions regarding ASC 740 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from the FASB, and on-going analyses of
and  changes  to  tax  laws,   regulations  and   interpretations   thereof.

D.  Distribution Policy

The Master Fund has no present intention of making periodic distributions of its net investment income or capital gains, if any, to Members. The amount and frequency of distributions, if any, will be determined in the sole discretion of the Board.

E.  Distributions from Portfolio Funds

Distributions from Portfolio Funds will be classified as investment income or realized gains in the Statements of Operations, or alternatively, as a decrease to the cost of the investments based on the U.S. income tax characteristics of the distribution if such information is available. In cases where the tax characteristics are not available, such distribution will be classified as investment income.

F.  Cash and Cash Equivalents

The Master Fund treats all highly liquid financial instruments that mature within three months as cash equivalents.

                     Robeco-Sage Triton Master Fund, L.L.C.
              Notes to Financial Statements (unaudited) (continued)


3.  RELATED PARTY TRANSACTIONS AND OTHER

RELATED PARTIES
Robeco Investment Management, Inc. (the "Adviser") serves as the investment adviser of the Master Fund, the Feeder Funds and other related funds. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser is a subsidiary of Robeco Groep, N.V. ("Robeco") and is responsible for developing, implementing and supervising the Master Fund's investment program and providing day-to-day management services to the Master Fund.

In consideration of these investment advisory services and pursuant to an advisory agreement between the Master Fund and the Adviser (the "Advisory Agreement"), the Master Fund pays the Adviser a quarterly fee at an annualized rate of 0.75% of the average net assets of the Master Fund during each calendar quarter (the "Master Fund Management Fee"). The Master Fund Management Fee is payable in arrears within five business days after the end of each quarter. The Adviser also provides office space, telephone services and utilities; and administrative and secretarial, clerical and other personnel as necessary to provide the services required to be furnished under the Advisory Agreement. The accompanying Statement of Assets and Liabilities includes a management fee payable of $197,257.

Cooperatieve Centrale Raiffeissen - Boerenleen Bank B.A. ("Rabobank"), the ultimate parent company of the Adviser and Robeco, and its affiliates are subject to certain U.S. banking laws, including the Bank Holding Company Act of 1956, as amended (the "BHCA"), and to regulation by the Board of Governors of the Federal Reserve System or other appropriate bank regulatory agencies. The BHCA and other applicable banking laws, rules, regulations and guidelines, and the interpretation and administration thereof by the staff of the regulatory agencies which administer them, may restrict the transaction and relationships between the Adviser, Rabobank, Robeco and their affiliates, on the one hand, and the Master Fund, on the other hand, and may restrict the investments and transactions by the Master Fund. Rabobank may be deemed to control the Master Fund for purposes of the BHCA.

Each member of the Board, who is not an "interested person" of the Master Fund, as defined by the 1940 Act, receives an annual fee of $2,000. Any Board member who is an "interested person" does not receive any annual or other fee from the Master Fund. All Board members are reimbursed by the Master Fund for reasonable out-of-pocket expenses.

                     Robeco-Sage Triton Master Fund, L.L.C.
              Notes to Financial Statements (unaudited) (continued)

3.  RELATED PARTY TRANSACTIONS AND OTHER (CONCLUDED)

OTHER
SEI Investments Global Fund Services (the "Administrator") provides various administrative services to the Master Fund, including fund accounting, investor accounting and taxation services, maintaining the register of the Master Fund and subject to approval by the Master Fund, generally reviewing and performing all actions related to the issuance and transfer of Units; performing all acts related to the repurchase of Units; and performing all other clerical services necessary in connection with the administration of the Master Fund, pursuant to an administration agreement (the "Administration Agreement"). In consideration of such services, the Master Fund pays the Administrator a monthly fee based on the aggregate month-end net assets of the Master Fund and the other funds in the "Fund Complex" (as defined in the Administration Agreement) at an annual rate of up to 0.12%, subject to certain fee minimums for each fund, and reimburses the Administrator for certain out-of-pocket expenses. After its initial term, three years, the Administration Agreement may be terminated at any time by either party generally upon not less the 90 days' written notice.

SEI Private Trust Company acts as custodian (the "Custodian") for the Master Fund's assets. In consideration for such services, the Master Fund pays the Custodian a monthly fee, based on month-end net assets, at an annual rate of up to 0.01%.

4.  FUND EXPENSES

The Master Fund bears all of its own expenses other than those borne by the Adviser pursuant to the Advisory Agreement, including, but not limited to: all investment related expenses (e.g., fees paid directly or indirectly to Portfolio Managers, all costs and expenses directly related to portfolio transactions and positions for the Master Fund's account, all costs and expenses associated with the establishment of any portfolio accounts); any non-investment related interest expense; organizational and offering expenses; fees and disbursements of any attorneys and accountants engaged by the Master Fund; audit and tax preparation fees and expenses of the Master Fund; all costs and expenses associated with background checks on Portfolio Managers; all costs and expenses associated with retaining independent third parties to provide risk management services to the Master Fund; custody and escrow fees and expenses; the costs of an errors and omissions/directors and officers liability insurance policy and a fidelity bond; the Investment Advisory Fee; the Management Fee; fees and travel-related and other expenses of members of the Board who are not employees of the Adviser or any affiliated person of the Adviser; all costs and charges for equipment or services used in communicating information regarding the Master Fund's transactions among the Adviser and any custodian or other agent engaged by the Master Fund; any extraordinary expenses; and such other expenses as may be approved from time to time by the Board.

                     Robeco-Sage Triton Master Fund, L.L.C.
              Notes to Financial Statements (unaudited) (continued)

4.  FUND EXPENSES (CONCLUDED)

The Master Fund also indirectly bears fees and expenses of the Portfolio Funds. Each Portfolio Manager generally receives a management fee and a performance fee or allocation with respect to the assets of Portfolio Funds that it manages. The amount of these fees and allocations varies among Portfolio Managers, but the management fees are generally expected to be between 1.0%-2.0%, on an annual basis, of the total assets managed by a Portfolio Manager, and the performance fees or allocations are generally expected to be between 15% - 25% of the net capital appreciation (if any) in the assets managed by a Portfolio Manager. If the Master Fund retains a Portfolio Manager to manage a Portfolio Account, a management fee and performance allocation would generally be payable to the Portfolio Manager. In such cases, the fees may differ from, and could be higher than, those described above. Any such Portfolio Account related advisory arrangements will be subject to the approval of the Board and Members.

Amounts shown as expenses in the statement of operations and financial highlights include only those expenses charged directly to the Master Fund and do not reflect management fees, advisory fees, brokerage commissions, and other fees and expenses incurred by the funds in which the Master Fund invested. These amounts are included in realized and unrealized gain (loss) on investments in funds in the statement of operations.

5.  OFFERING COSTS

The Master Fund incurred initial offering costs totaling $28,799 comprised principally of legal costs pertaining to the preparation of the Master Fund's offering documents. These costs were being amortized over the initial twelve-month period through September 30, 2009.

6.  MEMBERS' CAPITAL

Unit transactions for the six-month period ended September 30, 2009 were as follows:

Units outstanding at beginning of period                108,873
Units issued                                             13,951
Units redeemed                                          (16,762)
                                                    -------------
Units outstanding at end of period                      106,062
                                                    =============

                     Robeco-Sage Triton Master Fund, L.L.C.
              Notes to Financial Statements (unaudited) (continued)

7.  BORROWINGS

The Master Fund is authorized to borrow money for investment purposes, to meet repurchase requests and for cash management purposes. Borrowings by the Master Fund, including any borrowings on behalf of Portfolio Accounts, are subject to a 300% asset coverage requirement under the 1940 Act.

The Master Fund has established a line of credit agreement with the Societe Generale as of October 2, 2008. The line of credit is used primarily for bridge financing purposes, but may be accessed by the Master Fund to purchase Portfolio Funds, to meet repurchase requests, and for cash management purposes. Each borrowing shall bear interest on the outstanding principal amount at a rate per annum equal to the applicable LIBOR Rate plus 1.30%. The Master Fund also pays a facility fee based on the size of the line of credit of 0.85% per annum. At September 30, 2009, the Master Fund had no outstanding borrowings.

8.  CAPITAL ACCOUNTS AND ALLOCATIONS

The Master Fund will maintain a separate capital account for each Member which will have an opening balance equal to the Member's initial contribution to the capital of the Master Fund (net of any applicable sales load). The Master Fund has chosen to utilize a "per unit" method to account for Members' capital effective at the inception of the Master Fund. A Member's contribution is used to purchase Units in the Master Fund. The Units represent the capital account maintained on the Member's behalf that reflects the Member's pro rata share of the Master Fund's capital. A Member's capital account is used to facilitate tax reporting to the Member. Units are offered at their net asset value per Unit, and each Unit subscribed for represents a capital contribution to the Master Fund in that amount. Each Member's capital account will be increased by the amount of contributions by the Member to the capital of the Master Fund, plus any amounts credited to the Member's capital account as described below. Similarly, each Member's capital account will be reduced by the sum of the amount of any repurchase by the Master Fund of the Units, or portion thereof, of the Member, plus the amount of any distributions to the Member which are not reinvested, plus any amounts debited against the Member's capital account as described below.

Capital accounts of Members are adjusted as of the close of business on the last day of each fiscal period. Fiscal periods begin on the day after the last day of the preceding fiscal period and end at the close of business on the first to occur of the following: (i) the last day of a fiscal year (March 31); (ii) the last day of a taxable year (December 31); (iii) the day preceding any day on which a contribution to the capital of the Master Fund is made; (iv) any day on which the Master Fund repurchases any Unit or portion of an Unit of any Member; or (v) any day on which any amount is credited to or debited against the capital account of any Member other than an amount to be credited to or debited against the capital accounts of all Members in accordance with their respective investment percentages. An investment percentage will be determined for each Member as of the start of each fiscal period by dividing the balance of the Member's capital account as of the commencement of the period by the sum of the balances of all capital accounts of all Members as of that date.

                     Robeco-Sage Triton Master Fund, L.L.C.
              Notes to Financial Statements (unaudited) (continued)

8.  CAPITAL ACCOUNTS AND ALLOCATIONS (CONCLUDED)

Net profits or net losses of the Master Fund for each fiscal period will be allocated among and credited to or debited against the capital accounts of all Members as of the last day of the fiscal period in accordance with Members' respective investment percentages for the fiscal period. Net profits or net losses will be measured as the net change in the value of the net assets of the Master Fund (including any net change in unrealized appreciation or depreciation of investments and realized income and gains or losses and accrued expenses), before giving effect to any repurchases by the Master Fund of Units or portions thereof, and excluding the amount of any items to be allocated among the capital accounts of the Members other than in accordance with the Members' respective investment percentages.

9.  INDEMNIFICATIONS

In the normal course of business, the Master Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Master Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be against the Master Fund that have not yet occurred. However, based on experience, the Master Fund expects the risk of loss to be remote.

10. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

In the normal course of business, the Portfolio Funds in which the Master Fund invests trade various financial instruments and enter into various investment activities with off-balance sheet risk. These include, but are not limited to, short selling activities, writing option contracts, and equity swaps. The Master Fund's risk of loss in these Portfolio Funds is limited to the value of the Master Fund's investment.

11. CONCENTRATION OF RISK

The Master Fund invests primarily in Portfolio Funds that are not registered under the 1940 Act which invest in and actively trade securities and other financial instruments using different strategies and investment techniques, including leverage, which may involve significant risks. These Portfolio Funds may invest a high percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Portfolio Funds may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility of the Portfolio Funds' net asset value.

The Master Fund may invest in a limited number of Portfolio Funds. Such concentration may result in additional risk. The Portfolio Funds may enter into the following transactions and certain of the related risks are described below:

                     Robeco-Sage Triton Master Fund, L.L.C.
              Notes to Financial Statements (unaudited) (continued)


11. CONCENTRATION OF RISK (CONTINUED)

A.  Short Sales

Short sales are sales of securities that are not owned or that are not intended for delivery and the seller will therefore be obligated to purchase such securities at a future date. The value of the open short position is recorded as a liability, and the seller records unrealized gain or loss to the extent of the difference between the proceeds received and the value of the open short position. A realized gain or loss is recorded when the short position is closed out. By entering into short sales, the seller bears the market risk of increases in value of the security sold short in excess of the proceeds received.

B.  Swap Agreements

A swap contract is a contract under which two parties agree to make periodic payments to each other based on the value of a security, a specified interest rate, an index or the value of some other instrument applied to a stated or "notional" amount. Swaps are subject to various types of risk, including market risk, liquidity risk, counterparty credit risk, legal risk and operations risk.

C.  Options

The Portfolio Funds may buy or write put and call options through listed exchanges and the over-the-counter market. The buyer has the right, but not the obligation, to purchase (in the case of a call option) or sell (in the case of a put option) a specified quantity of a specific security or other underlying asset at a specified price prior to or on a specified expiration date. The writer of an option is exposed to the risk of loss if the market price of the underlying asset declines (in the case of a put option) or increases (in the case of call option). The writer of a call option can never profit by more than the premium paid by the buyer but can lose an unlimited amount.

D.  Futures Contracts

The Portfolio Funds may use futures contracts for hedging and non-hedging purposes. Upon entering into a futures contract, the Portfolio Funds are required to deposit an amount ("initial margin") equal to a certain percentage of the contract value. Pursuant to the contract, the Portfolio Funds agree to receive from, or pay to, the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Portfolio Funds as unrealized gains or losses. When the contract is closed, the Portfolio Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time when it was closed. The use of futures transactions includes the risk of imperfect correlation in movements in the price of futures contracts, interest rates, underlying hedged assets, and the possible inability of the counterparties to meet the terms of their contracts.

                     Robeco-Sage Triton Master Fund, L.L.C.
              Notes to Financial Statements (unaudited) (continued)


11. CONCENTRATION OF RISK (CONTINUED)

E.  Leverage Transactions

In order to obtain more investable cash, the Portfolio Funds may use various forms of leverage including purchasing securities on margin. Such leverage may allow the Portfolio Funds to increase partners' capital at a greater rate during favorable markets, but also may lead to a more rapid decrease in partners' capital in unfavorable markets. A margin transaction consists of purchasing an investment with money loaned by a broker and agreeing to repay the broker at a later date. Interest expense on the outstanding margin balance is based on market rates at the time of the borrowing.

F.  Forward Foreign Currency Contracts

The Portfolio Funds may enter into forward foreign currency contracts. Forward contracts are over-the-counter contracts for delayed delivery of currency in which the buyer agrees to buy and the seller agrees to deliver a specified currency at a specified price on a specified date. Because the terms of forward contracts are not standardized, they are not traded on organized exchanges and generally can be terminated or closed-out only by agreement of both parties to the contract. All commitments are marked to market on each valuation date at the applicable foreign exchange rate and any resulting unrealized gain or loss is recorded on such date. The Portfolio Fund realizes gains and losses at the time forward contracts are extinguished or closed upon entering into an offsetting contract.

G.  Repurchase Agreements

Repurchase agreements are agreements under which a Portfolio Fund or the Master Fund purchases securities from a bank that is a member of the Federal Reserve System, a foreign bank or a securities dealer that agrees to repurchase the securities from the Portfolio Fund at a higher price on a designated future date. If the seller under a repurchase agreement becomes insolvent, the Portfolio Fund's right to dispose of the securities may be restricted, or the value of the securities may decline before the Portfolio Fund is able to dispose of them.

H.  Reverse Repurchase Agreements

Reverse repurchase agreements are a form of borrowing that involves a sale of a security by a Portfolio Fund to a bank or securities dealer and the Portfolio Fund's simultaneous agreement to repurchase that security for a fixed price (reflecting a market rate of interest) on a specific date. These transactions involve a risk that the other party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Portfolio Fund. Reverse repurchase transactions are a form of leverage and may increase the volatility of a Portfolio Fund's investment portfolio.

                     Robeco-Sage Triton Master Fund, L.L.C.
              Notes to Financial Statements (unaudited) (continued)


11. CONCENTRATION OF RISK (CONTINUED)

I.  Lending Portfolio Securities

Portfolio Funds may lend securities held in their portfolios to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The lending Portfolio Fund continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities which afford it an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral. Loans of portfolio securities by a Sub-Manager may not exceed 33-1/3% of the value of a Portfolio Account's total assets, and, in respect of such transactions, the Portfolio Fund will receive collateral consisting of cash, U.S. Government Securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. A Portfolio Fund might experience loss if the institution with which the Portfolio Fund has engaged in a portfolio loan transaction breaches its agreement with the Portfolio Fund.

J.  When-Issued and Forward Commitment Securities

Portfolio Managers may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis in order to hedge against anticipated changes in interest rates and prices. These transactions involve a commitment by a Portfolio Fund to purchase or sell securities at a future date (ordinarily one or two months later). The price of the underlying securities, which is generally expressed in terms of yield, is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date. No income accrues on securities that have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery to the Portfolio Fund. When-issued securities and forward commitments may be sold prior to the settlement date. If a Portfolio Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss. There is a risk that securities purchased on a when-issued basis may not be delivered and that the purchaser of securities sold by a Portfolio Fund on a forward basis will not honor its purchase obligation. In such cases, a Portfolio Fund may incur a loss.

K.  Restricted and Illiquid Investments

Portfolio Funds may invest in restricted securities and other investments which are illiquid. Restricted securities are securities that may not be sold to the public without an effective registration statement under the 1933 Act or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. The Master Fund's interests in unregistered Portfolio Funds are themselves illiquid and subject to substantial restrictions on transfer. The Master Fund may liquidate an interest and withdraw from an unregistered Portfolio Fund pursuant to limited withdrawal rights. The illiquidity of these interests may adversely affect the Master Fund if it is unable to withdraw its investment in a Portfolio Fund promptly after it determines to do so.

                     Robeco-Sage Triton Master Fund, L.L.C.
              Notes to Financial Statements (unaudited) (continued)

11. CONCENTRATION OF RISK (CONCLUDED)

L.  Liquidity

The Portfolio Funds generally provide for periodic redemptions, with lock-up provisions ranging from 3 months to 3 years from initial or subsequent investments. Certain Portfolio Funds provide for early redemptions, subject to approval, and may charge redemption penalties of 2.0% to 5.0% of net assets. Additionally, certain Portfolio Funds may amend their liquidity provisions and impose additional lock-up restrictions or otherwise restrict the ability of investors to redeem their interests in the fund. The liquidity provisions shown on the Schedule of Investments apply after the lock-up provisions.

M.  Credit Risk

The Master Fund will be exposed to credit risk of Portfolio Funds with whom they trade and will always bear the risk of settlement default.

N.  Interest Rate Risk

A number of the underlying funds that the Master Fund invests in may be interest rate sensitive, which means that their value and, consequently, the Net Asset Value of the Master Fund, may fluctuate as interest rates fluctuate.

O.  Side Pockets

The Master Fund may participate in side pocket investments, either at the Master Fund's discretion or that of the Portfolio Manager who manages the Portfolio Fund in which the Master Fund invests. A side pocket investment is generally less liquid than others in a Portfolio Fund and will be subject to different terms and conditions, including more significant restrictions on redemptions. The fair value of side pockets is determined in good faith by the Portfolio Managers of their respective Portfolio Funds.

12. INVESTMENT TRANSACTIONS

For the six-month period ended September 30, 2009, the Master Fund had purchases of investments of $20,638,996 and sales of investments of $14,928,688.

13. INVESTMENTS

As of September 30, 2009, the Master Fund had investments in forty-four Portfolio Funds, none of which were related parties.

The Master Fund will limit its investment position in any one Portfolio Fund to less than 5% of the Portfolio Fund's outstanding voting securities, absent an order of the Securities and Exchange Commission (the "SEC") (or assurances from the SEC staff) under which the Master Fund's contribution and withdrawal of capital from a Portfolio Fund in which it holds 5% or more of the outstanding interests will

                     Robeco-Sage Triton Master Fund, L.L.C.
              Notes to Financial Statements (unaudited) (continued)


13. INVESTMENTS (CONTINUED)

not be subject to various 1940 Act prohibitions on affiliated transactions. The Master Fund also is not required to adhere to this 5% investment limitation to the extent that it relies on certain SEC rules that provide exemptions from 1940 Act prohibitions on affiliated transactions. However, to facilitate investments in smaller Portfolio Funds deemed attractive by the Adviser, the Master Fund may purchase non-voting securities of, or waive its right to vote its interests in, Portfolio Funds. Although the Master Fund may hold non-voting interests, the 1940 Act and the rules and regulations thereunder may nevertheless require the Master Fund to limit its position in any one Portfolio Fund, if investments in a Portfolio Fund by the Master Fund will equal or exceed 25% of the Portfolio Fund's assets or such lower percentage limit as may be determined by the Fund in consultation with its counsel. These restrictions could change from time to time as applicable laws, rules or interpretations thereof are modified.

Portfolio Funds' Investment Strategies:

CREDIT
Credit strategies involve various trading techniques used to capture price inefficiencies within or across a company's capital structure. Intra-capital structure arbitrage seeks to profit by identifying mispricings within a single company's capital structure. Purchasing senior bonds and selling junior bonds is an example of an intra-capital structure arbitrage trade. Inter-capital structure arbitrage is also included in this sub-strategy. These trades, similar to equity pair trades, involve the buying and selling of different fixed income securities across two different companies.

DISTRESSED
These Portfolio Funds invest in, and occasionally sell short, the securities of companies where the security's price has been affected (or is expected to be affected) by a distressed financial situation. These situations may involve reorganizations, bankruptcies, distressed sales and other corporate restructurings. Depending on the Portfolio Manager's style, investments may be made in bank debt, corporate debt, trade claims, common stock, preferred stock, warrants or post-distressed equities. Leverage may be used by certain Portfolio Managers, but it is not typical in this strategy.

EVENT-DRIVEN
Event-Driven strategies involve investing in companies experiencing significant corporate changes. Mispricings arise from events such as spin-offs, restructurings, stub trades, or other corporate changes that the broad market does not fully comprehend and appropriately value. This strategy also includes activist managers who take controlling stakes in companies and force the "event" internally.

FIXED INCOME RELATIVE VALUE
Fixed Income Relative Value managers seek to profit by identifying mis-pricings between different but related fixed income instruments. The mis-pricings may be between two fixed income securities within two different companies, or two fixed income securities within a single company's capital structure. These managers can implement either a quantitative or fundamental research process to uncover these opportunities. Through the use of leverage, these Portfolio Funds can profit even from small mis-pricings.

                     Robeco-Sage Triton Master Fund, L.L.C.
              Notes to Financial Statements (unaudited) (continued)


13. INVESTMENTS (CONCLUDED)

Portfolio Funds' Investment Strategies (concluded):

FUNDAMENTAL MARKET NEUTRAL
Fundamental Market Neutral funds buy or sell securities which are mis-priced relative to related securities, groups of securities or the overall market. Fundamental analysis is performed to uncover the relative value between these companies or other securities. Positions are often hedged to isolate this discrepancy in value and minimize market risk.

LONG/SHORT EQUITY
In Long/Short Equity funds, Portfolio Managers construct portfolios consisting of long and short equity positions. The Portfolio Managers' stock picking abilities, on both the long and the short side, is key to the success of these Portfolio Funds. The short positions may be opportunistic or instituted solely for hedging purposes. Individual stock options may be used in place of a short equity position, and equity index options may be used as a portfolio hedge. This classification is very broad. Portfolio Funds in this category include those that may or may not have a sector, style or capitalization bias. Portfolio Managers of these Portfolio Funds opportunistically vary the gross long and short exposures, as well as the resultant net long or short exposures, resulting in more defined market exposure than that found in equity market neutral strategies. Trading and concentrated positions in certain stocks or industries often become important elements in these strategies. There is typically some degree of directional trading involved in the strategy that drives the long and short exposures, derived from either top-down themes or bottom-up stock selection criteria.

MACRO
Macro managers will invest globally across all markets without constraints. Top-down macro analysis uncovers pricing anomalies across global markets, due to factors such as GDP growth, strengthening currencies, and interest rates. These managers invest in equity, fixed income, currency, and commodity asset classes across both the derivative and cash markets.

MULTI-STRATEGY RELATIVE VALUE
In Multi-Strategy Relative Value funds, the Portfolio Manager allocates capital to more than one strategy. The most common elements are convertible arbitrage, merger arbitrage, equity pairs trading, fixed-income arbitrage, and distressed investing. Some maintain a relatively fixed allocation to the various strategies, but others allow one or two strategies to opportunistically dominate the portfolio. The combinations are designed to decrease the volatility associated with reliance on a single arbitrage strategy that may perform poorly in some market environments.

STRUCTURED CREDIT
Portfolio Managers typically originate loans directly to a company. These loans are typically senior within the capital structure and are collateralized by the company's assets. The Portfolio Manager is usually the "lender of last resort" and will lend at terms that are beneficial to the Portfolio Fund.

                     Robeco-Sage Triton Master Fund, L.L.C.
              Notes to Financial Statements (unaudited) (concluded)

14. TENDER OFFER

On September 29, 2009, the Master Fund offered to purchase up to $32,200,000 of Units tendered by Members of the Master Fund at a price equal to the net asset value as of December 31, 2009. In November 2009, the Master Fund accepted tender offer requests of approximately $7,100,000. The final tender amount will be based upon the December 31, 2009 net asset value.

15. SUBSEQUENT EVENTS

On September 30, 2009, the Fund adopted the FASB amendments to general standards on accounting for and disclosures of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. The adoption of this guidance did not materially impact the Fund's financial statements.

Subsequent to period end through November 25, 2009, the Master Fund received $2,160,000 of subscriptions.

                                     PART C

                                OTHER INFORMATION

ITEM 25.  FINANCIAL STATEMENTS AND EXHIBITS

25(1)     Financial Statements:

          The statement of assets and liabilities of the Registrant, dated as of [___________], 2010, is included in Part B of the Registrant's Registration Statement.*

25(2)     Exhibits

          (a)(1)  Certificate of Formation, filed herewith.

          (a)(2)  Limited Liability Company Agreement.*

          (b)     Not Applicable.

          (c)     Not Applicable.

          (d)     Incorporated by reference to Exhibits (a)(2) and (b) above.

          (e)     Not Applicable.

          (f)     Not Applicable.

          (g) Form of Advisory Agreement between the Registrant and Robeco Investment Management, Inc.*

          (h) Form of Distribution Agreement between the Registrant and Robeco Securities, LLC.*

          (i)     Not Applicable.

          (j) Form of Custodian Services Agreement between the Registrant and SEI Private Trust Company.*

          (k)(1) Form of Administration Agreement between the Registrant and SEI Investments Global Funds Services.*

          (k)(2) Form of Management Agreement between the Registrant and Robeco Investment Management, Inc.*

          (k)(3) Form of Member Services Agreement between the Registrant and Robeco Investment Management, Inc.*

          (k)(4) Form of Escrow Agreement between the Registrant and SEI Investments Global Funds Services.*

          (k)(5)  Form of Master/Feeder Agreement.*

          (k)(6)  Power of Attorney.*

          (l)     Opinion and Consent of Schulte Roth & Zabel LLP.*

          (m)     Not Applicable.

          (n)(1) Consent of ___________________, independent registered public accounting firm for the Registrant.*

          (n)(2)  Tax Opinion of Schulte Roth & Zabel LLP.*

          (o)     Not Applicable.

          (p)     Certificate of Initial Member.*

          (q)     Not Applicable.

          (r)(1)  Code of Ethics of the Registrant.*

          (r)(2)  Code of Ethics of the Adviser and Robeco Securities, LLC.*

*  To be filed by amendment.


ITEM 26.  MARKETING ARRANGEMENTS

     Please refer to Item 25(2)(h) above.

 ITEM 27.   OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

     All Figures are estimates
     Accounting Fees and Expenses*        $[ ]
     Legal fees and expenses*             $[ ]
     Printing and engraving*              $[ ]
     Total*                               $[ ]

* To be completed by amendment

 ITEM 28.   PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

     Not Applicable

 ITEM 29.   NUMBER OF HOLDERS OF LIMITED LIABILITY COMPANY INTERESTS**

     The following table sets forth the approximate number of record holders of the Registrant's limited liability company interests as of [______________].


 TITLE OF                                                      NUMBER OF
 CLASS                                                       RECORD HOLDERS
----------------                                           -------------------
 Units of Limited Liability
 Company Interests                                                [ ]


** To be completed by amendment

 ITEM 30.  INDEMNIFICATION

     [To be completed by amendment]

ITEM 31.   BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     [There is set forth below information as to any other business, profession, vocation or employment of a substantial nature in which each executive officer and manager of Robeco Investment Management, Inc. (the "Adviser") is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

     To the knowledge of the Registrant, none of the managers or executive officers of the Adviser are or have been, at any time during the past two fiscal years, engaged in any other business, profession, vocation or employment of a substantial nature.

     The Adviser provides investment advisory and management services to Registrant and to the fund in which the Registrant invests substantially all of its assets. The Adviser is a Delaware limited liability corporation and a subsidiary of Robeco Groep, N.V. Information with respect to each manager and executive officer of the Adviser is incorporated by reference to Form ADV filed by the Adviser with the SEC pursuant to the Investment Advisers Act of 1940, as amended (File no. 801-61786). The principal business address of the Adviser is 909 Third Avenue, 32nd Floor, New York, NY 10022.]

ITEM 32.   LOCATION OF ACCOUNTS AND RECORDS

     All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940, and the rules thereunder are maintained at the offices of:

          (1) the Registrant, Robeco-Sage Multi-Strategy TEI Fund, L.L.C., 909 Third Avenue, New York, New York 10022;

          (2)  the Administrator, SEI Investments Global Funds Services;

          (3)  the Custodian, SEI Private Trust Company; and

          (4) the Adviser, Robeco Investment Management, Inc., 909 Third Avenue, New York, New York 10022.

ITEM 33.   MANAGEMENT SERVICES

     Except as described under "The Advisory Agreements," "The Management Agreements" and "Administrator" in this Registration Statement, the Fund is not party to any management service related contract.

ITEM 34.   UNDERTAKINGS

     The Registrant undertakes to suspend the offering of shares until the prospectus is amended if (1) subsequent to the effective date of its registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement or
(2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

     The Registrant undertakes to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:
(1) to include any prospectus required by Section 10(a)(3) of the 1933 Act; (2) to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and (3) to include any material information with respect to any plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

     The Registrant undertakes that, for the purpose of determining any liability under the 1933 Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof; and to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, the Registrant's Statement of Additional Information.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 31st day of December, 2009.


                                         ROBECO-SAGE MULTI-STRATEGY TEI
                                         FUND, L.L.C.


                                         ROBECO-SAGE MULTI-STRATEGY TEI
                                         MASTER FUND, L.L.C.


                                         By: /s/ Timothy J. Stewart
                                            -----------------------------------
                                            Timothy J. Stewart
                                            Manager

                                  EXHIBIT INDEX


Exhibits     Description
---------   --------------

 (a)(1)      Certificate of Formation of Robeco-Sage Multi-Strategy TEI Fund, L.L.C.
